As filed with the Securities and Exchange Commission on April 30, 2014

Registration Nos. 333-149540

and 811-09507

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 6	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 38	☒

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

(Exact Name of Registrant)

FARMERS NEW WORLD LIFE INSURANCE COMPANY

(Name of Depositor)

3003 - 77th Avenue, S.E., Mercer Island, Washington 98040

(Address of Depositor’s Principal Executive Offices)

(206) 232-8400

(Depositor’s Telephone Number, including Area Code)

Name and Address of Agent for Service:

Garrett B. Paddor

Vice President, Corporate Secretary, and General Counsel

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2014 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:

Units of interest in a separate account under individual flexible premium variable life insurance policies.

Prospectus

May 1, 2014

Farmers EssentialLife® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy

Issued by

Farmers New World Life Insurance Company

Through

Farmers Variable Life Separate Account A

Home Office	Service Center
3003 – 77th Avenue, S.E.	P. O. Box 724208
Mercer Island, Washington 98040	Atlanta, Georgia 31139
Phone: (206) 232-8400	Phone: (877) 376-8008 (toll free) 8:00 a.m. to 6:00 p.m. Eastern Time

This prospectus describes Farmers EssentialLife Variable Universal Life, an individual flexible premium variable life insurance policy (the “Policy”), issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (called the “Death Benefit Amount Payable”) that we will pay if the Insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the Subaccounts of the Farmers Variable Life Separate Account A (the “Variable Account”) in which you invest.

Investment Risk — Your Contract Value will vary according to the investment performance of the Portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the Subaccounts. You may be required to pay additional Premiums to keep the Policy in force if investment performance is too low. The Policy is not suitable as a short-term savings vehicle because the Surrender and insurance charges may be considerable.

Loans and Partial Surrenders — You may borrow against or withdraw money from this Policy, within limits. Loans and partial Surrenders reduce the Policy’s Death Benefit Amount Payable and its Cash Surrender Value, and increase the risk that your Policy will Lapse without value unless you pay additional Premiums. If your Policy Lapses while loans are outstanding, you will have no Cash Surrender Value and you will likely have to pay a significant amount in taxes.

You may choose one of two death benefit options. The death benefit will be at least the Face Amount shown on your Policy’s specifications page, adjusted for any increases or decreases in Face Amount, and reduced by any Outstanding Loan Amount and unpaid Monthly Deductions.

Tax Risk — Tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, or if you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a tax adviser to learn more about the tax risks of this Policy.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference. You should consider whether this Policy is suitable for you in light of your life insurance needs.

Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or to maintain this Policy through a loan or through Surrenders or partial Surrenders from another policy.

An investment in this Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investing in this Policy involves risk, including possible loss of Premiums. Please read the “Policy Risks” section of this prospectus. It describes some of the risks associated with investing in the Policy.

This Policy has 35 funding choices – one Fixed Account (paying at least a guaranteed minimum fixed rate of interest) and 34 Subaccounts. The Subaccounts invest in the following 34 Portfolios:

❑	Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

❑	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

❑	DWS Variable Series I – Class A Shares

DWS Bond VIP

DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP) ***

DWS International VIP

❑	DWS Variable Series II – Class A Shares

DWS Large Cap Value VIP

DWS Government & Agency Securities VIP

DWS High Income VIP

DWS Money Market VIP

❑	Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

Fidelity VIP Growth Portfolio

Fidelity VIP Index 500 Portfolio

Fidelity VIP Mid Cap Portfolio

❑	Fidelity VIP Freedom Funds – Service Class 2 Shares

Fidelity VIP Freedom 2005 Portfolio

Fidelity VIP Freedom 2010 Portfolio

Fidelity VIP Freedom 2015 Portfolio

Fidelity VIP Freedom 2020 Portfolio

Fidelity VIP Freedom 2025 Portfolio

Fidelity VIP Freedom 2030 Portfolio

Fidelity VIP Freedom Income Portfolio

❑	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

Fidelity VIP FundsManager 20% Portfolio

Fidelity VIP FundsManager 50% Portfolio

Fidelity VIP FundsManager 70% Portfolio

Fidelity VIP FundsManager 85% Portfolio

❑	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund) *

Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund) **

❑	Janus Aspen Series

Janus Aspen Balanced Portfolio (Service Shares)

Janus Aspen Forty Portfolio (Institutional Shares)

❑	PIMCO Variable Insurance Trust – Administrative Class Shares

PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

PIMCO VIT Low Duration Bond Portfolio

❑	Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares Strategic Asset Management (SAM) Portfolios

PVC SAM Balanced Portfolio

PVC SAM Conservative Balanced Portfolio

PVC SAM Conservative Growth Portfolio

PVC SAM Flexible Income Portfolio

PVC SAM Strategic Growth Portfolio

* Effective April 30, 2014, Franklin Small-Mid Cap Growth Securities Fund changed its name to Franklin Small-Mid Cap Growth VIP Fund.

** Effective April 30, 2014, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.

*** Effective May 1, 2014, DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.

A prospectus for each of the Portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete.

Anyone who tells you otherwise is committing a federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

iii

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

Policy Benefits

Your Policy in General

•

Tax-Deferred Accumulation. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the Insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the Premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the Fixed Account, and the effects of any Policy transactions (such as transfers, loans and partial Surrenders) on your Contract Value.

•

Long-Term Savings Vehicle. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences if you decide to Surrender your Policy early; you may be required to pay a Surrender Charge that applies during the first nine years of the Policy and the first nine years after each increase in Face Amount.

•

Personalized Illustrations. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations, which are provided to you without charge, may help you to understand the long-term effects of different levels of investment performance, the possibility of Lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

•

Fixed Account. You may place money in the Fixed Account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the Fixed Account will be reduced by applicable Policy fees and charges. The Fixed Account is part of our General Account.

•

Separate Account. You may allocate premium(s) and Contract Value to one or more Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the Portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the Subaccounts will vary each day with the investment experience of these Subaccounts. Investment returns may be negative and will be reduced by applicable Policy fees and charges. You bear the risk that the Contract Value of your Policy will decline as a result of the unfavorable investment performance of the Subaccounts you have chosen.

Premium Flexibility

•

Flexible Premiums. You can select a premium plan. You can vary the frequency and amount of Premiums subject to certain limitations discussed in the Premium Flexibility section of this Prospectus. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. After you pay an Initial Premium, you can pay subsequent Premiums (minimum $25) at any time. You may also choose to have Premiums deducted directly from your bank account.

•

Minimum Premiums. Paying the minimum Premiums for the Policy may reduce your risk of Lapse, but will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

•

Right-to-Examine Period. You may cancel a Policy during the “Right-to-Examine Period” by returning it with a signed request for cancellation to our Home Office. If you decide to cancel the Policy during the Right-to-Examine Period, we will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office.

Death Benefit

•	As long as the Policy remains in force, we will pay a death benefit payment to the Beneficiary upon the death of the Insured.

•	You may choose one of two death benefit options under the Policy. If you do not choose a death benefit option, then the selection will automatically default to Option B.

•	Option A is a variable death benefit through Attained Age 99 that is the greater of:

¡	the Face Amount of your Policy plus the Contract Value on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

•	Option B is a level death benefit through Attained Age 99 that is the greater of:

¡	the Face Amount of your Policy on the date of the Insured’s death; or
¡	the Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

•	For Attained Ages 100 through 120, the death benefit equals the Contract Value.

•

Any death benefit will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and will be reduced by the amount of any Outstanding Loan Amount (and any interest you owe) and any due and unpaid Monthly Deductions.

•

Change in Death Benefit Option and Face Amount. After the first Policy year, you may change the death benefit option or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously).

Full and Partial Surrenders

•

Full Surrender. At any time while the Policy is in force, you may submit a written request to fully Surrender your Policy and receive the Cash Surrender Value (that is, the Contract Value, minus the applicable Surrender Charge, minus any Monthly Deductions due and payable, and minus any Outstanding Loan Amount and any interest you owe). A Surrender may have tax consequences.

•

Partial Surrenders. After the first Policy year, you may submit a written request to withdraw part of the Cash Surrender Value, subject to the following rules. Partial Surrenders may have tax consequences.

¡	You may make only one partial Surrender each calendar quarter.
¡	You must request at least $500.
¡	You may not request more than 75% of the Cash Surrender Value.
¡

For each partial Surrender, we deduct a processing fee equal to the lesser of $25 or 2% of the partial Surrender from the Subaccounts and the Fixed Account on a pro-rata basis, or on a different basis if you so request.

¡	The Subaccounts and Fixed Account will be reduced by the amount of the partial Surrender on a pro-rata basis, or on a different basis if you so request.
¡	If you select a level death benefit (Option B), the Face Amount will be reduced by the amount of the partial Surrender (but not by the processing fee).

Transfers

•	Each Policy year, you may make an unlimited number of transfers from and among the Subaccounts and one transfer from the Fixed Account.

•	Transfers from Subaccounts must be a minimum of $250, or the total value in the Subaccount if less.

•

Transfers from the Fixed Account may not be for more than 25% of the value in the Fixed Account. If the balance in the Fixed Account after the transfer is less than $250, then the entire balance will be transferred.

•	We charge $25 for the 13th and each additional transfer during a Policy year.

Loans

•

You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request at the Service Center, minus the loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due before the next Policy anniversary, if fewer.

•	The loan amount requested must be at least $250, unless otherwise required by state law.

•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

•

For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•

You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, or the amount of the loan if less, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

•	We deduct any unpaid loans, plus any interest you owe, from the Contract Value to determine the Cash Surrender Value (and from the Death Benefit on the Insured’s death).

•	A loan may have adverse tax consequences.

Policy Risks

Risk of Poor Investment Performance

If you invest your Contract Value in one or more Subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Contract Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.

If you allocate Premiums and Contract Value to the Fixed Account, we will credit your Contract Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.

Risks of Market Timing and Disruptive Trading

This Policy and the underlying Portfolios are not designed for market timers. However, there is no assurance that we will be able to identify and prevent all market timing and other forms of disruptive trading in the Policy and the underlying Portfolios. For a discussion of our policies and procedures on market timing and of the potential costs and risks to you that can result if market timing or disruptive trading occurs in the underlying Portfolios, see the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section.

Risk of Lapse

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

You also increase the risk that your Policy will Lapse if you take out a loan, take partial Surrenders or increase the Face Amount of your Policy. These activities, any increase in the current charges, or any unfavorable investment returns will significantly increase the risk of your Policy lapsing. It is likely that additional Premiums will be necessary to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period and the Grace Premium Test, please see the “Policy Lapse and Reinstatement – Lapse” section of this prospectus.

Whenever your Policy enters the 61-day grace period, you must make a payment before the grace period ends that is large enough to keep your Policy in force. Market performance alone will not be deemed to constitute a sufficient payment. If you do not make a large enough payment before the end of the grace period, your Policy will terminate without value, insurance coverage will no longer be in force, and you will receive no benefits. A Policy Lapse may have adverse tax consequences.

Tax Risks

A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements to a Policy issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid.

Depending on the total amount of Premiums you pay during the first seven years of a Policy, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then partial Surrenders and loans under a Policy will be taxable as ordinary income, to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of partial Surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a qualified tax adviser about such loans.

The federal tax laws are unclear in a variety of areas. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or partial Surrenders at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches Attained Age 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Limits on Partial Surrenders

The Policy permits you to take only one partial Surrender in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Cash Surrender Value. You may not withdraw less than $500. If 75% of the Cash Surrender Value is less than $500, then a partial Surrender is not available.

A partial Surrender reduces the Cash Surrender Value and Contract Value and will increase the risk that the Policy will Lapse. A partial Surrender also may have tax consequences.

In addition, a partial Surrender will reduce the death benefit. If you select a level death benefit (Option B), a partial Surrender will permanently reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a partial Surrender, the Face Amount will remain the same but the death benefit will be reduced by the amount that the Contract Value is reduced.

Loan Risks

A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the Subaccounts and Fixed Account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. For Policy years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For Policy years 16 and beyond, we will charge you loan interest at a rate of 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%. As a result, the loan collateral does not participate in the investment results of the Subaccounts, nor does it receive as high an interest rate as amounts allocated to the Fixed Account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the Subaccounts and the interest rates charged against the loan and credited to the Fixed Account, the effect could be favorable or unfavorable.

A Policy loan affects the death benefit because a loan reduces the Death Benefit Amount Payable by the amount of the outstanding loan plus any interest you owe on Policy loans.

A Policy loan will increase the risk that the Policy will Lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Cash Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the Monthly Deduction when due, then the Policy will enter the 61-day grace period, and possibly Lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a qualified tax adviser about such loans.

Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums you pay to keep the Policy in force.

Effects of Surrender Charges

There are significant Surrender Charges under this Policy during the first nine Policy years and during the nine years after any elected increase in Face Amount. It is likely that you will receive no Cash Surrender Value if you Surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial Face Amount for a substantial period of time.

Even if you do not ask to Surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse. The Cash Surrender Value is one measure we use to determine whether your Policy will enter a grace period and possibly Lapse.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information.

There is no assurance that any of the Portfolios will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that you will pay when buying and owning the Policy.1 If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics listed below. These charges may not be typical of the charges you will pay since the Insured under the Policy may not be of the same age, gender, and risk class as the representative Insured. Other fees or charges are not dependent on the Insured’s personal characteristics but rather are based on either (a) decisions or choices made by the Policy Owner, or (b) the Policy itself where the fees or charges apply to all Policy Owners.

The first table describes the fees and charges that you will pay when you pay Premiums, fully Surrender the Policy, partially Surrender the Policy, transfer cash value among the Subaccounts and the Fixed Account, increase the Face Amount of the Policy, request an additional annual report, or make a claim under the Accelerated Benefit Rider for Terminal Illness.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Premium Expense Charge (As a percentage of Premiums paid)	Upon payment of each premium	7% in all years	7% in years 1-10; 3% in years 11+
Partial Surrender Processing Fee (As a percentage of the amount withdrawn, not to exceed $25.00)	Upon partial Surrender	2.0%	2.0%
Surrender Charge[3] (Per $1,000 of Face Amount on Issue Date and on the Face Amount of any increase.)	Upon full Surrender of the Policy during first 9 Policy years, or within 9 years following any increase in Face Amount

¿ Minimum Charge in Policy Year 1[4]		$3.00	$3.00

¿ Maximum Charge in Policy Year 1[5]		$44.40	$44.40

¿ Charge for a Policy issued to a male at age 35, during Policy Year 1		$10.06	$10.06

[1]	The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.
[2]

We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

[3]

The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the Issue Date; and (b) is the Surrender Charge for each increase in Face Amount. To calculate the Surrender Charge for the Face Amount on the Issue Date: (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000. To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page: (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000. For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of Surrender Charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, underwriting class, and number of full Policy years since the Issue Date. The Surrender Charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the Surrender Charges that apply to your Policy by contacting your agent and by referring to the Appendix C—Table of Factors in this prospectus.

[4]	This minimum charge is based on a female Insured age 0 at issue.
[5]	This maximum charge is based on a male Insured for a Policy that is issued at age 68.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Transfer Charge	Upon transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer	First 12 transfers in a Policy year are free, $25 for each subsequent transfer
Additional Annual Report Fee	Upon request for additional annual report	$25	$0
Optional Riders with Transaction Fees:
Accelerated Benefit Rider for Terminal Illness[6]	When a benefit is paid under this rider	$250 plus the actuarial discount	$150 plus the actuarial discount

The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including Portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Monthly Administration Charge	Monthly on the Issue Date and on each monthly due date	$12.00	$12.00, up to Attained Age 100
Cost of Insurance[7] for the Base Policy (No Special Premium Class Charge or Extra Ratings8)	Monthly on the Issue Date and on each monthly due date[11]	Per $1,000 of Risk Insurance Amount[12]	Per $1,000 of Risk Insurance Amount

¿ Minimum Charge[9]		$0.02	$0.01

¿ Maximum Charge[10]		$37.12	$37.12

¿ Charge for a Policy insuring a male, Issue Age 35, in the standard non-nicotine Premium Class, in Policy year 5 with a Face Amount less than $150,000		$0.12	$0.06

[6]

The administrative charge for this rider varies by state. It is guaranteed to equal $150 in Texas and $0 in Mississippi and Nebraska, and will not exceed $250 in the other states. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to the early payment of the death benefit. The actuarial discount may be significant, depending on the death benefit amount being accelerated and the Moody’s Corporate Bond Yield Averages Rate. The amount of the administrative fee and the actuarial discount will be communicated to the Policy Owner, who may accept or refuse the offer to accelerate the benefit.

[7]

Cost of insurance charges are based on the Insured’s Issue Age, gender, Premium Class, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rate you pay increases annually with the age of the Insured. We currently charge higher cost of insurance rates for Policies with a Face Amount of less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.

[8]

Table rating factor charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.

[9]	The minimum charge is based on a female Insured, Issue Age 3, in the juvenile underwriting class.
[10]

This maximum charge is based on a male Insured, at Attained Age 99, in the nicotine underwriting class, who does not have a table rating factor charge. This maximum charge will be higher for a Policy with a table rating factor charge or a flat extra charge.

[11]	The cost of insurance charge is assessed until the Insured attains age 100.
[12]

The Risk Insurance Amount, on the Monthly Due Date, equals the adjusted death benefit, minus the adjusted Contract Value on that date. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Table Rating Factor Charge[13] (Factor multiplied by Cost of Insurance Charge)	Monthly on the Issue Date and on each monthly due date

¿ Minimum Charge		1	1

¿ Maximum Charge		5	5

¿ Charge for an Insured in a preferred or standard Premium Class (not in a Special Premium Class)		1	1
Flat Extra Charge[14] (Per $1,000 of Risk Insurance Amount)	Monthly on the Issue Date and on each monthly due date

¿ Minimum Charge		$0	$0

¿ Maximum Charge		$1.25	$1.25

¿ Charge for an Insured in a standard Premium Class		$0	$0
Monthly Underwriting and Sales Expense Charge[15,16] (Per $1,000 of original Face Amount and any Face Amount increase)	Monthly on Issue Date and on each Monthly Due Date during first 5 Policy years or within 5 years after any increase in Face Amount

¿ Minimum Charge[17]		$0.07	$0.06

¿ Maximum Charge[18]		$2.21	$2.21

¿ Charge for a Policy issued to a male at age 35, in a non-nicotine standard class, during the first year, Owner of a qualifying Farmers policy		$0.26	$0.21

[13]

If the Insured is in a special Premium Class, the cost of insurance charge will be the base rate times the table rating factor charge shown on the Policy specifications page. The table rating factor charge shown in the table may not be representative of the charges you will pay. If the table rating factor charge applies to your Policy, the factor will be shown on the Policy specifications page. You can obtain more information about this charge by contacting your agent.

[14]

A flat extra charge is assessed on Policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to Insureds in hazardous occupations, to Insureds who participate in hazardous avocations, such as aviation, and to Insureds with certain physical impairments. The flat extra charge can range from $0 to $1.25 monthly per $1,000 of Risk Insurance Amount, but the amount of the charge is determined and fixed for any particular Policy unless additional underwriting is performed to reduce or remove the flat extra charge. Any flat extra charge will be shown on the Policy specifications page. If no flat extra charge duration is shown in the Policy specifications page, the flat extra charge applies in all years until the Insured’s Attained Age of 100. The flat extra charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[15]

The monthly underwriting and sales expense charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in Face Amount. The charge is set based on the Insured’s age at issue or when the Face Amount is increased; the rate of the charge will increase with the Insured’s age. The monthly underwriting and sales expense charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.

[16]

We will provide a discount of up to 20% on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the Policy is an active driver on a Farmers auto policy, or is one of the named Insureds under a Farmers homeowner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We refer to this discount as the Monthly Underwriting and Sales Expense Charge discount, or “MUSEC discount.” We may also provide the MUSEC discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details. The size of the qualifying policy does not affect the amount of the discount.

[17]	This minimum charge is based on a female Insured that is 0 at issue, assuming no subsequent increases in Face Amount.
[18]	This maximum charge is based on a male Insured at age 80.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted[2]
		Guaranteed Maximum Charge	Current Charge
Mortality and Expense Risk Charge (As an annualized percentage of daily net assets in each Subaccount)	Daily	0.60%	0.30%
Loan Interest Spread[19]	At the end of each Policy year	4.0%	2.0%
Optional Riders with Periodic Charges:[20]
Accidental Death Benefit Rider[20] (Per $1,000 of rider Face Amount)	Monthly on the Issue Date and on each monthly due date

¿ Minimum Charge[21]		$0.08	$0.04

¿ Maximum Charge[22]		$0.56	$0.51

¿ Charge for an Insured at Attained Age 35		$0.08	$0.06
Monthly Disability Benefit Rider[20,23] (Per $100 of monthly benefit)	Monthly on Issue Date and on each Monthly Due Date

¿ Minimum Charge[24]		$6	$4

¿ Maximum Charge[25]		$62	$45

¿ Charge at the Insured’s Attained Age 35		$7	$4.5
Waiver of Deduction Rider[20,23] (As a percentage of all other monthly charges)	Monthly on the Issue Date and on each monthly due date

¿ Minimum Charge[24]		6%	4%

¿ Maximum Charge[25]		60%	45%

¿ Charge at the Insured’s Attained Age 35		7%	4.5%
Children’s Term Insurance Rider (Per $1,000 of rider amount)	Monthly on Issue Date and on each Monthly Due Date	$0.87	$0.78

[19]

The loan interest spread is the difference between the amount of interest we charge you for a loan (rate not to exceed 6.5%, compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum). The maximum loan interest spread is 4% annually of the loan amount. The current loan interest spread is 2.0% annually of the loan amount in Policy years 1 through 15, and 0% in Policy years 16 and over.

[20]

Charges for the accidental death benefit rider, the monthly disability benefit rider, and waiver of deduction rider vary with the age of the Insured. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[21]	The minimum charge is based on a female Insured at Attained Age 11.
[22]

The maximum charge is based on a male Insured at Attained Age 69 whose occupation and/or avocations at issue lead us to believe the Insured’s risk of accidental death is roughly triple that of a representative Insured.

[23]

The monthly disability benefit rider charge and the waiver of deduction rider charge are dependent on the Insured’s Attained Age and generally increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

[24]	The minimum charge is for an Insured at Attained Age 21.
[25]

The maximum charge is for an Insured at Attained Age 56 or older whose medical condition, occupation or avocations at issue lead us to believe the Insured’s risk of disability is roughly triple that of a representative Insured.

The following table shows the range of Portfolio fees and expenses for the fiscal year ended December 31, 2013. Expenses of the Portfolios may be higher or lower in the future. You can obtain more detailed information concerning each Portfolio’s fees and expenses in the prospectus for each Portfolio.

Range of Annual Operating Expenses for the Portfolios During 20131

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.20%	1.21%

[1]

The Portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2013. Current or future expenses may be greater or less than those shown.

Redemption Fees

A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Portfolio prospectus.

Distribution Costs

For information concerning the compensation paid for the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Personalized Illustrations

Your Policy can Lapse before maturity, depending on the Premiums you pay and the investment results of the Subaccounts in which you invest your Contract Value. Your agent can provide you, free of charge, with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

Farmers New World Life Insurance Company and the Fixed Account

Farmers New World Life Insurance Company

Farmers New World Life Insurance Company (“Farmers”) is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all amounts promised under the Policy.

The Fixed Account

You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the Fixed Account. The Fixed Account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The Fixed Account is part of Farmers’ General Account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the Fixed Account’s assets. Farmers bears the full investment risk for all amounts contributed to the Fixed Account. Farmers guarantees that the amounts allocated to the Fixed Account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the General Account are subject to our general liabilities from business operations.

Money you place in the Fixed Account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the Fixed Account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

The Fixed Account Value will not share in the investment performance of our General Account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Fixed Account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 2.5% guaranteed rate.

We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

We currently allocate amounts from the Fixed Account for partial Surrenders, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out basis (“LIFO”) for the purpose of crediting interest.

The Fixed Account is not registered with the Securities and Exchange Commission (“SEC”). The disclosures included in this prospectus about the Fixed Account are for your information and have not been reviewed by the staff of the SEC. However, Fixed Account disclosure is subject to general applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Variable Account and the Portfolios

The Variable Account

Farmers established the Variable Account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the Variable Account. Farmers may use the Variable Account to support other variable life insurance policies Farmers issues. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

The Variable Account is divided into Subaccounts, each of which invests in shares of one Portfolio of a fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Variable Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Variable Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and from other variable life insurance policies supported by the Variable Account. If the Variable Account’s assets exceed the required reserves and other liabilities, we may transfer to our General Account the excess related to seed capital, as well as earned fees and charges to which we are entitled under the Policy.

Changes to the Variable Account. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more Subaccounts, combine the Variable Account with one or more other separate accounts, or operate the Variable Account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more Subaccounts may also be transferred to any other Subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

The Portfolios

Each Subaccount of the Variable Account invests exclusively in shares of a designated Portfolio of a fund. Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each Portfolio are separate from the assets of any other Portfolio, and each Portfolio has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio and the income or losses of one Portfolio has no effect on the investment performance of any other Portfolio.

Each of the Portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the Portfolio. These investments must be consistent with the investment objective, policies and restrictions of that Portfolio.

Some of the Portfolios have been established by investment advisers that manage retail mutual Funds sold directly to the public having similar names and investment objectives to the Portfolios available under the Policy. While some of the Portfolios may be similar to, and may in fact be modeled after, publicly traded mutual Funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual Funds and any similarly named Portfolio may differ substantially from the Portfolios available through this Policy.

An investment in a Subaccount, or in any Portfolio, including the DWS Money Market VIP, is not Insured or guaranteed by the U.S. Government and there can be no assurance that the DWS Money Market VIP will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market Subaccount may become extremely low and possibly negative.

Investment Objectives of the Portfolios

The following table summarizes each Portfolio’s investment objective(s) and policies. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of the risks, conditions of investing, and fees and expenses of each Portfolio in the prospectuses for the Portfolios that are attached to this prospectus. You should read the prospectuses for the Portfolios carefully.

Portfolio	Investment Objective and Investment Advisor
Dreyfus VIF Opportunistic Small Cap Portfolio (Service Class Shares)	Seeks capital growth. Investment adviser is The Dreyfus Corporation.
DWS Bond VIP (Class A Shares)	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS Large Cap Value VIP (Class A Shares)	The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000® Value Index and that Portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP) (Class A Shares) [1]	The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small and mid-cap companies throughout the world (companies with market values similar to the smallest 30% of the companies in the S&P Developed Broad Market Index). Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS Government & Agency Securities VIP (Class A Shares)	The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Portfolio	Investment Objective and Investment Advisor
DWS High Income VIP (Class A Shares)	The fund seeks to provide a high level of current income. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS International VIP (Class A Shares)	The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
DWS Money Market VIP (Class A Shares)	The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities. Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund’s eligibility requirements. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.
Fidelity VIP Growth Portfolio (Service Class Shares)	The Fund seeks to achieve capital appreciation. FMR is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Fund.
Fidelity VIP Index 500 Portfolio (Service Class Shares)	The Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index. Fidelity Management & Research Company (FMR) is the Fund’s manager. Geode Capital Management, LLC (Geode®) and FMR Co., Inc. (FMRC) serve as the sub-advisers for the Fund.
Fidelity VIP Mid Cap Portfolio (Service Class Shares)	The Fund seeks long-term growth of capital. Fidelity Management and Research Company (FMR) is the Fund’s manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Fund.
Fidelity VIP Freedom 2005 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2010 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2015 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2020 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom 2025 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.

Portfolio	Investment Objective and Investment Advisor
Fidelity VIP Freedom 2030 Portfolio	The Fund seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP Freedom Income Portfolio	The Fund seeks total high return with a secondary objective of principal preservation. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 20% Portfolio	The Fund seeks high current income and, as a secondary objective, capital appreciation. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 50% Portfolio	The Fund seeks high total return. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 70% Portfolio	The Fund seeks high total return. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Fidelity VIP FundsManager 85% Portfolio	The Fund seeks high total return. Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), is the Fund’s manager.
Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund) (Class 2 Shares) [2]	Seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. The investment advisor is Franklin Advisory Services, LLC.
Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund) (Class 2 Shares) [3]	Seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies. The investment advisor is Franklin Advisers, Inc.
Janus Aspen Balanced Portfolio (Service Shares)	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income. Investment adviser is Janus Capital Management LLC.
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital. Investment adviser is Janus Capital Management LLC.
PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PIMCO VIT Low Duration Portfolio (Administrative Class Shares)	Seeks maximum total return, consistent with preservation of capital and prudent investment management. Investment adviser is Pacific Investment Management Company LLC.
PVC SAM Balanced Portfolio (Class 2 Shares)	Seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Balanced Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Conservative Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.

Portfolio	Investment Objective and Investment Advisor
PVC SAM Flexible Income Portfolio (Class 2 Shares)	Seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
PVC SAM Strategic Growth Portfolio (Class 2 Shares)	Seeks to provide long-term capital appreciation. The investment advisor is Principal Management Corporation and the sub-advisor is Edge Asset Management, Inc.
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Class Shares)	Seeks to provide capital growth, with current income as a secondary goal. Investment advisor is The Dreyfus Corporation.

[1]	Effective May 1, 2014, DWS Global Small Cap Growth VIP Fund changed its name to DWS Global Small Cap VIP Fund.
[2]	Effective April 30, 2014, Franklin Small Cap Value Securities Fund changed its name to Franklin Small Cap Value VIP Fund.
[3]	Effective April 30, 2014, Franlkin Small-Mid Cap Growth Securities Fund changed its name to Franlkin Small-Mid Cap Growth VIP Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Farmers nor the mutual Funds currently foresee any such disadvantages, either to variable life insurance policy Owners or to variable annuity contract Owners, each fund’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy Owners and variable annuity contract Owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy Owners and those given by variable annuity contract Owners.

If a fund’s Board of Directors (or Trustees) were to conclude that separate Funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy Owners and variable annuity contract Owners would no longer have the economies of scale resulting from a larger combined fund.

Please read the attached prospectuses for the Portfolios to obtain more complete information regarding the Portfolios.

Selection of the Portfolios

The Portfolios offered through the Policies are selected by Farmers, and Farmers may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Portfolio or one of its service providers (e.g., the investment adviser) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Portfolio’s adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new Premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Policy Owners.

You are responsible for choosing to invest in the Portfolios and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of premium and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Portfolio. After you select Subaccounts in which to allocate premium or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Portfolios available as investment options in the Policy.

Revenue We Receive From the Portfolios and/or Their Service Providers. We (and our affiliates) may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators, and/or distributors), in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Farmers Financial Solutions, LLC (“FFS”), the principal underwriter and distributor for the Policies, receive some or all of the 12b-1 fees from the Portfolios that charge a 12b-1 fee. See the prospectuses for the Portfolios for more information. The 12b-1 fees we and/or FFS receive are calculated as a percentage of the average daily net assets of the Portfolios owned by the Subaccounts available under this Policy and certain other variable insurance products that we issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). We and/or FFS may receive compensation from some of the Portfolios’ service providers for administrative and other services we perform relating to Variable Account operations that might otherwise have been provided by the Portfolios. The amount of this compensation is based on a percentage of the average assets of the particular Portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.10% to 0.25% and may be significant. Some service providers may pay us more than others.

The chart below provides the current maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us and/or FFS on an annual basis:

Incoming Payments to Farmers and/or FFS
From the following Funds and their Service Providers:	Maximum % of assets*	From the following Funds and their Service Providers:	Maximum % of assets*
Dreyfus	0.25%	Janus	0.25%
Fidelity	0.25%	PIMCO	0.15%
Franklin Templeton	0.25%	Principal	0.25%
*	Payments are based on a percentage of the average assets of each underlying Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by us.

•

Other payments. We and/or FFS also may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Portfolio’s service providers with regard to the variable insurance products we issue. These payments may be derived, in whole or in part, from the advisory fees deducted from assets of the Portfolios. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation or reimbursement. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.

Proceeds from these payments made by the Portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS incur in promoting, issuing, distributing, and administering the Policies, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Policies, see the “Additional Information – Distribution of the Policies” section.

Availability of the Portfolios

We do not guarantee that each Portfolio will always be available for investment through the Policies.

We reserve the right, subject to applicable law, to add new Portfolios or classes of Portfolio shares, remove or close existing Portfolios or classes of Portfolio shares, or substitute Portfolio shares held by any Subaccount for shares of a different Portfolio. New or substitute Portfolios or classes of Portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a Portfolio are no longer available for investment or if, in our judgment, further investment in any Portfolio should become inappropriate, we may redeem the shares of that Portfolio and substitute shares of another Portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

Your Right to Vote Portfolio Shares

Even though we are the legal Owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as you and other Policy Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio’s shareholders occurs, we will send voting materials to you. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Contract Value you have in that Portfolio (as of a date set by the Portfolio). The number of votes you have will be calculated separately for each Subaccount in which you have an investment.

We do not require a minimum number of votes received from Policy Owners in order to cast our votes. Instead, if we do not receive your voting instructions, or if we do not receive them within the time allowed to cast your vote, we will vote our Portfolio shares attributable to your Policy in proportion to the instructions that we timely receive from all Policy Owners who have a voting interest in the Portfolio’s shares. Because we do not require a minimum number of votes received, one result of “proportional voting” is that a small number of Policy Owners, who choose to timely vote, may control the outcome of a vote.

Should federal securities laws, regulations and interpretations change, we may elect to vote Portfolio shares in our own right. Under current legal requirements, we may disregard the voting instructions we receive from Policy Owners only in certain narrow circumstances prescribed by SEC regulations. In the event we disregard voting instructions from Policy Owners, we will send a summary in the next annual report to impacted Policy Owners advising them of the actions and the reasons we took such action.

The Policy

Purchasing a Policy

To purchase a Policy, you must send the application and, in most cases, an Initial Premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.

There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your Initial Premium is allocated to one or more Subaccounts of the Variable Account and/or to the Fixed Account.

Acceptance of an application is subject to our insurance underwriting. Interest is not credited to your Initial Premium and any other amounts submitted with the application during the underwriting review process. This is true regardless of whether the application is declined or withdrawn, an offer to insure is not taken, or a Policy issued. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

We determine the minimum Face Amount (an amount that is used to determine the death benefit) for a Policy based on the Attained Age of the Insured when we issue the Policy. The minimum Face Amount for the preferred and premier Premium Classes is $150,000, $75,000 for standard/nicotine Premium Class Insureds age 21-50, and $50,000 for all others. The maximum Issue Age for Insureds in the preferred and premier underwriting classes is age 75; in the juvenile underwriting class is age 20; and in the standard Premium Classes is age 80. We base the minimum Initial Premium for your Policy on a number of factors including the age, gender and Premium

Class of the Insured and the Face Amount. We currently require a minimum Initial Premium as shown on your Policy specifications page.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy. There will be a new Surrender Charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. This Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Temporary Insurance Coverage. If the primary proposed Insured meets our eligibility requirements for temporary insurance coverage, then we will provide the primary proposed Insured and children to be covered under a Children’s Term Insurance Rider with temporary insurance coverage in the amount applied for (excluding any riders and supplemental benefits) or $500,000, whichever is less. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

•	The date insurance coverage under the Policy becomes effective;
•

The date you receive notice that either the temporary insurance coverage or the application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

•	The date Farmers receives your signed request to cancel.

Insurance Coverage Under the Policy. If we issue the Policy as applied for, insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If we issue a Policy other than as applied for, insurance coverage under the Policy will take effect either upon the completion of all underwriting and Owner payment for and acceptance of the Policy, or on the Issue Date, whichever is later. The Issue Date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Insurance coverage under the Policy will not begin before the Issue Date printed in the Policy, if issued.

Generally, we will issue the Policy if we determine that the Insured meets our underwriting requirements, we accept the original application, and we receive the Owner’s payment. On the Issue Date, we will allocate your premium(s) (after subtracting the premium expense charge and the Monthly Deductions for the first month) to the Fixed Account until the Reallocation Date.

Backdating. We may sometimes backdate a Policy, if you request, by assigning an Issue Date earlier than the Record Date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, Monthly Deductions, including cost of insurance charges and underwriting and sales expense charges, will begin on the backdated Issue Date. You will therefore incur charges for the period between the Issue Date and the Record Date as though insurance coverage under the Policy is in effect during this period, even though such coverage does not in fact begin until the Record Date (or a few days prior to the Record Date in some cases).

Cancelling a Policy (Right-to-Examine Period)

You may cancel a Policy during the “Right-to-Examine Period” by returning it with a signed request for cancellation to our Home Office. In most states, the Right-to-Examine Period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the Right-to-Examine Period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of the sum of all Premiums paid for the Policy or the Contract Value at the end of the Valuation Date on which we receive the returned Policy, which must be sent along with a signed request for cancellation to our Home Office.

Policies Sold in California. If you purchase your Policy in California, and are 60 years of age or older at the time, the Right-to-Examine Period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the Right-to-Examine Period by returning it with a signed request for cancellation to our Home Office.

During the 30-day Right-to-Examine Period (plus 10 days), we will place your premium in the Fixed Account, unless you specifically direct that we allocate your premium to the Subaccounts and Fixed Account you selected on the application. We will credit your premium(s) placed in the Fixed Account with interest at the current Fixed Account interest rate. If your premium is placed solely in the Fixed Account, we will refund to you all Premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office.

If you have directed that your premium be invested in the Subaccounts, rather than the Fixed Account, during the Right-to-Examine Period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy, which must be sent along with a signed request for cancellation to our Home Office. Any amounts refunded will reflect the investment performance of the Subaccounts you selected, and the fees and charges that we deduct. You bear the risk that a refund of your Contract Value could be less than the premium you paid for this Policy. If you decide to cancel this Policy after the Right-to-Examine Period has expired, we will impose a Surrender Charge on the transaction.

Other Policies

We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels than this Policy. For more information about the other policies, please contact our Home Office or your agent.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the Ownership rights and privileges described in the Policy. The Insured is the Owner unless the application specifies a different person (another natural person or entity) as the Owner or a new Owner or co-Owner is named by the Owner. If the Owner dies before the Insured and no successor Owner is named, then Ownership of the Policy will pass to the Insured. The Owner may designate the Beneficiary (the person to receive the Death Benefit Amount Payable when the Insured dies) in the application.

Changing the Owner	• You may change the Owner by providing a written request to us at any time while the Insured is alive, subject to any existing assignments of your Policy.
• The change takes effect on the date that the written request is signed.
• We are not liable for any actions we may have taken before we received the written request.
• Changing the Owner does not automatically change the Beneficiary.
Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Selecting and Changing the Beneficiary	• If you designate more than one Beneficiary, then each Beneficiary shares equally in any Death Benefit Amount Payable unless the Beneficiary designation states otherwise.
• If the Beneficiary dies before the Insured, then any contingent Beneficiary becomes the Beneficiary.
• If both the Beneficiary and contingent Beneficiary die before the Insured, then we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate once the Insured dies.

•      You can request a delay clause that provides that if the Beneficiary dies within a specified number of days (maximum 180 days) following the Insured’s death, then the Death Benefit Amount Payable will be paid as if the Beneficiary had died first.

• You can change the Beneficiary by providing us with a written request while the Insured is living.
• The change in Beneficiary is effective as of the date you sign the written request.
• We are not liable for any actions we may have taken before we received the written request.

Modifying the Policy

Assigning the Policy – Collateral Assignment	• You may assign Policy rights while the Insured is alive.
• The Owner retains any Ownership rights that are not assigned.
• The assignee may not change the Owner or the Beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
• Claims under any assignment are subject to proof of interest and the extent of the assignment.
• We are not:
• bound by any assignment unless we receive and record a Written Notice of the assignment.
• responsible for the validity of any assignment.
• liable for any payment we made before we received Written Notice of the assignment.
Assigning the Policy may have tax consequences. See the “Federal Tax Considerations” section.

Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the Variable Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the Variable Account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•	reflect a change in the Variable Account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•	the Maturity Date (Insured’s Attained Age 121);
•	the date the Insured dies;
•	the end of the grace period without a sufficient payment; or
•	the date you Surrender the Policy in full.

Premiums

Premium Flexibility

You have flexibility to determine the frequency and the amount of the Premiums you pay. You do not have to pay Premiums according to any schedule. However, you greatly increase your risk of Lapse if you do not regularly pay Premiums at least as large as the current minimum premium. Paying the minimum Premiums for the Policy will not necessarily keep your Policy in force. It is likely that additional Premiums will be necessary to keep the Policy in force until maturity.

Before the Issue Date of the Policy (or if premium is paid on delivery of the Policy, before the Record Date), we will require you to pay the minimum premium indicated on your Policy specifications page. Thereafter, you may pay Premiums ($25 minimum) at any time. You must send all Premiums to our Service Center or to your agent. We reserve the right to limit the number and amount of any unscheduled Premiums. You may not pay any Premiums once the Insured reaches Attained Age 100.

We deduct a premium expense charge from each premium payment, after which the remainder of the premium payment is allocated to the Subaccounts and the Fixed Account based on your current allocation percentages for premium payments (Initial Premiums are assessed the premium expense charge and the remainder of the premium is allocated to the Fixed Account until the Reallocation Date). We retain the premium expense charge to compensate us for certain expenses such as premium taxes and selling expenses.

We will treat any payment you make as a premium unless you clearly mark it as a loan repayment. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

Planned Premiums. You may determine a planned premium schedule that allows you to pay level Premiums at fixed intervals over a specified period of time. You are not required to pay Premiums according to this schedule. You may change the amount and frequency of your planned Premiums by sending us a written request. We have the right to limit the amount of any increase in planned Premiums. Even if you pay your planned Premiums on schedule, your Policy will Lapse unless your Cash Surrender Value is positive or your Policy passes the Grace Exemption Test. See the “Policy Risks – Risk of Lapse” and the “Policy Lapse and Reinstatement – Lapse” sections.

Electronic Payments and Billing. If you authorize electronic payment of your Premiums from your bank account, the total amount of Premiums being debited, must be at least $25 per month. If you request to be billed for your planned Premiums, the total amount billed must be at least $300 per year. You can be billed on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Maturity Date (when the Insured reaches Attained Age 121), or the date when either (1) the Insured dies, or (2) the Policy Lapses, or (3) we receive your signed request to Surrender the Policy in full.

Tax Code Processing. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract (“MEC”) or will cause a Policy to lose its status as life insurance under Section 7702 of the Tax Code, we will not accept the excess portion of that premium. We will immediately notify the Owner and give an explanation of the issue by sending a letter to the Owner’s address of record. We will refund the excess premium no later than 2 weeks after receipt of the premium at the Service Center (the “refund date”), except in the following circumstances:

a.	the tax problem resolves itself prior to the refund date; or
b.	the tax problem relates to a MEC and we receive a signed acknowledgment from the Owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.

During this two-week period, we will hold such excess premium in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. Farmers will treat the excess premium as having been received on the date the tax problem resolves itself or the date Farmers receives the signed acknowledgement at the Service Center. We will then process the excess premium accordingly.

Minimum Premiums

Paying the minimum premium is one way to reduce the risk that your Policy will Lapse without value. You greatly increase the risk of your Policy lapsing if you do not regularly pay Premiums at least as large as the current minimum premium. However, paying the minimum Premiums for the Policy will not necessarily keep your Policy in force.

It is likely that you will be required to pay additional Premiums in order to keep your Policy in force until maturity.

For a full discussion on the conditions that will cause the Policy to enter the grace period, please see the “Policy Lapse and Reinstatement-Lapse” section of this prospectus.

The initial minimum premium is shown on your Policy specifications page. The minimum premium depends on a number of factors including the age, gender, and Premium Class of the proposed Insured, and the Face Amount.

The minimum premium will change if:

•	you increase or decrease the Face Amount;
•	you change the death benefit option;
•	you change or add a rider;
•	you take a partial Surrender when you have elected the level death benefit option (Option B); or

•	the Insured’s Premium Class changes (for example, from nicotine to non-nicotine, or from substandard to standard).

Your Policy can Lapse before maturity, depending on the amount of Premiums you pay, whether you take loans and partial Surrenders or increase the Face Amount of your Policy, if the investment results of the Subaccounts in which you invest your Contract Value are unfavorable, or whether your current insurance charge increases. Your agent can provide you with a personalized illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain Issue Ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy, so long as you do not take a loan or partial Surrender or increase the Face Amount of your Policy. This is not true for all ages, classes, and investment results, however. So we encourage you to ask your agent for a personalized illustration to help you decide what level of premium payments to pay in your particular circumstances.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your Initial Premium(s) to one or more Subaccounts of the Variable Account and to the Fixed Account according to the following rules:

•	You must put at least 1% of each premium in any Subaccount you select or the Fixed Account.
•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

You can change the allocation instructions for additional Premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the Subaccounts or the Fixed Account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of Subaccount allocations in effect at any one time.

Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by applicable Policy fees and charges. You bear the risk of any decline in the Contract Value of your Policy resulting from the performance of the Subaccounts you have chosen.

On the Issue Date, we will allocate your premium(s) received, minus the premium expense charge, minus the Monthly Deduction(s), to the Fixed Account unless your state requires that we immediately allocate your premium to the Subaccounts. We also allocate any Premiums we receive from the Issue Date to the Reallocation Date (the Record Date, plus the number of days in your state’s right to examine period, plus 10 days) to the Fixed Account. While held in the Fixed Account, premium(s) will be credited with interest at the current Fixed Account rate. On the Reallocation Date, we will reallocate the Contract Value in the Fixed Account to the Subaccounts (at the unit value next determined) in accordance with the allocation percentages provided in the application.

Unless additional underwriting is required or a situation described above in the “Tax Code Processing” section occurs, we invest all Premiums paid after the Reallocation Date on the Business Day they are received in our Service Center. We credit these Premiums to the Subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional Premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

Your Contract Values

Your Contract Value:

•      varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Fixed Account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, partial Surrenders and Policy loans);

• serves as the starting point for calculating values under a Policy;
• equals the sum of all values in each Subaccount, the loan account (the Loan Account Value), and the Fixed Account (the Fixed Account Value);
• is determined on the Issue Date and on each Business Day;
• on the Issue Date, equals the Initial Premium received, minus the premium expense charge, and minus the Monthly Deductions; and
• has no guaranteed minimum amount and may be more or less than Premiums paid.

Subaccount Value

Each Subaccount’s value is determined at the end of each Business Day. We determine your Policy’s value in each Subaccount by multiplying the number of units that your Policy has in the Subaccount by the Accumulation Unit value of that Subaccount at the end of the Business Day.

The number of units in any Subaccount on any Business Day equals:	• the number of units you had in any Subaccount at the end of the preceding Business Day; plus
• units purchased with additional Premiums since the preceding Business Day and allocated to the Subaccounts, net of the premium expense charge; plus
• units purchased via transfers from another Subaccount, the Fixed Account, or loan account, to the Subaccount since the preceding Business Day; minus
• units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the loan account, plus units redeemed to cover any associated transfer fees since the preceding Business Day; minus
• units redeemed to pay partial Surrenders and partial Surrender fees assessed against the Subaccount since the preceding Business Day; minus
• units redeemed to pay for the pro-rata share of the Monthly Deductions on the Business Day on or after the Monthly Due Date.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or partial Surrender, by the unit value for that Subaccount at the end of the Business Day for that transaction.

Subaccount Unit Value

The Accumulation Unit value (or price) of each Subaccount will reflect the investment performance of the Portfolio in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at the figure shown on the Variable Account’s financial statements. The unit value may increase or decrease from one Business Day to the next. For a discussion of how unit values are calculated, see the SAI.

Fixed Account Value

On the Issue Date, the Fixed Account Value is equal to the Initial Premium paid, less the premium expense charge, less the first Monthly Deduction. Any subsequent premium payments that are received by us prior to the Reallocation Date, minus the premium expense charge, will also be allocated to the Fixed Account.

The Fixed Account Value on any Business Day after the Issue Date equals:	• the Fixed Account Value on the preceding Business Day plus interest from the preceding Business Day to the current Business Day; plus

•     the portion of the premium(s), minus the premium expense charge, allocated to the Fixed Account since the preceding Business Day, plus interest from the date such premium(s) were received to the current Business Day; plus

•     any amounts transferred to the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•     the amount of any transfer from the Fixed Account to the Subaccounts and the loan account, and any associated transfer fees, since the preceding Business Day, plus interest on each transferred amount and transfer fees from the effective date of such transfers since the preceding Business Day to the current Business Day; minus

•     the amount of any partial Surrenders and any applicable partial Surrender fees deducted from the Fixed Account since the preceding Business Day, plus interest on those Surrendered amounts from the effective date of each partial Surrender since the preceding Business Day to the current Business Day; minus

• the amount equal to a pro-rata share of the Monthly Deduction on the Business Day on or after each Monthly Due Date, for the month beginning on that Monthly Due Date.

Your Policy’s guaranteed minimum Fixed Account Value will not be less than the minimum values required by the state where we deliver your Policy.

Loan Account Value

The Loan Account Value on any Business Day after the Issue Date equals:	• the Loan Account Value on the preceding Business Day plus interest from the preceding Business Day to the date of calculation; plus
• any amounts transferred to the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; minus

•     the amount of any transfer from the loan account to the Subaccounts and the Fixed Account since the preceding Business Day, plus interest from the effective date of such transfers since the preceding Business Day to the date of calculation.

Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the Fixed Account and Subaccounts to the loan account on a pro-rata basis, if sufficient Funds are available for transfer. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	• the death benefit, Surrender and loan benefits under the Policy, and the benefits provided by riders.
• investment options, including premium allocations.
• administration of elective options.
• the distribution of reports to Owners.

Costs and expenses we incur:	• costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders).
• overhead and other expenses for providing services and benefits.
• sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
• other costs of doing business, such as collecting Premiums, maintaining records, processing claims, affecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume include but are not limited to:	• that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we anticipate.
• that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Deductions

When you make a premium payment, and before we allocate the net premium payment to the Subaccounts and/or the Fixed Account, we deduct a premium expense charge currently equal to 7% of the premium payment for Premiums paid in Policy years 1-10 and 3% of the premium payment for Premiums paid in Policy years 11+. The premium expense charge will never exceed 7% of the premium payment. We determine the amount that we will allocate to the Subaccounts and the Fixed Account according to your instructions. For Policy years 1 through 10, the 7% of each premium that we retain is the sum of 4.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. For Policy years 11 and over, the 3% of each premium that we retain is the sum of 0.8%, which compensates us for a portion of our sales expenses, and 2.2%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state and currently range from 0% to 3.50% in the states in which the Policy is sold. The estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.2%, the difference between the actual rate and the 2.2% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on Policies in states that charge a higher premium tax rate.

Monthly Deduction

We take a Monthly Deduction from the Contract Value on the Issue Date and on the Business Day on or after each subsequent Monthly Due Date (the same day of each succeeding month as the Issue Date). We will make deductions by canceling units in each Subaccount and withdrawing Funds from the Fixed Account. We will take the Monthly Deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the sum of all Subaccounts and the Fixed Account on the Monthly Due Date). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction is equal to:

•	The monthly administration charge; plus
•	The cost of insurance charge for the Policy; plus
•	The monthly underwriting and sales expense charge, if any; plus
•	The risk charges of any attached riders.

Monthly Administration Charge. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $12.00. We may increase or decrease this charge but it is guaranteed never to be higher than $12.00.

Cost of Insurance Charge. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g., the Face Amount, the Contract Value, the Insured’s Issue Age, gender, and Premium Class, and the number of months since the Issue Date) that will cause it to vary from Policy to Policy and from month to month.

The cost of insurance charge is equal to Risk of Insurance Amount divided by 1,000, then multiplied by the number produced from the following:

1.	the monthly cost of insurance rate per $1,000; times
2.	the table rating factor charge for your Policy, if any, as shown on your Policy’s specifications page; plus
3.	the flat extra charge for your Policy, if any, as shown on your Policy’s specifications page.

The guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in Appendix A (or on your Policy specifications page), except that a different table of guaranteed maximum monthly cost of insurance rate per $1,000 may apply to increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page.

The table rating factor charge is a factor by which the cost of insurance rate may be multiplied if this Policy is in a special Premium Class. This factor is applied to both current and guaranteed cost of insurance rates. This factor is deducted as part of the cost of insurance charge and compensates us for additional costs associated with policies in a special Premium Class. If applicable to you, your Policy specifications page will show you the amount of this factor.

The flat extra charge is an extra amount that may be added to the cost of insurance charge if your Policy is in a special Premium Class. The flat extra charge is a rate per $1,000 of Risk Insurance Amount per month. This charge, if any, will be shown on your Policy’s specifications page. This charge compensates us for additional costs we anticipate from Policies in a special Premium Class.

The Risk Insurance Amount on the Monthly Due Date is:

1.	the adjusted death benefit; minus
2.	the adjusted Contract Value on that date.

The adjusted death benefit and the adjusted Contract Value are what the death benefit and the Contract Value would be on that date if the cost of insurance charge for this Policy was zero. The adjusted death benefit and the adjusted Contract Value are determined by using the Contract Value on the respective Monthly Due Date and deducting all applicable charges and fees, except the cost of insurance charge.

The Risk Insurance Amount may increase or decrease each month depending on investment experience of the Portfolios in which you are invested, the payment of additional Premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial Surrenders, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

Cost of insurance rates are based on the Insured’s age, gender, Premium Class of the Insured, the Risk Insurance Amount, the number of months since the Issue Date, and the amount of the Face Amount. The cost of insurance rates are generally higher for male Insureds than for female Insureds of the same age and Premium Class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

The Premium Class of the Insured will affect the cost of insurance rates. We currently place Insureds into premier, preferred and standard Premium Classes and into special Premium Classes involving higher mortality risks.

The cost of insurance rates for Insureds in special Premium Classes involving higher mortality risks are multiples of the standard rates. If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a table rating factor charge shown on your Policy specifications page.

We calculate the cost of insurance separately for the initial Face Amount and for any increase in Face Amount. If you request and we approve an increase in your Policy’s Face Amount, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured’s age and circumstances at the time of the increase.

The Policies are based on 2001 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and Premium Class. We also offer Policies based on unisex mortality tables if required by state law.

We currently charge cost of insurance rates that are higher for Policies having a Face Amount less than $150,000. If you reduce your Face Amount below $150,000 at any time, then the higher rates will apply in most cases.

Monthly Underwriting and Sales Expense Charge. We deduct this charge each month during the first 5 Policy years after the Issue Date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 5 Policy years each time you choose to increase the Face Amount after the Issue Date. The rate for this charge depends upon the Insured’s age at issue or at the time of any increase in Face Amount. The charge is calculated by multiplying the rate for this charge by the amount of Face Amount issued or by the amount by which the Face Amount is increased above the Face Amount immediately prior to the current increase. The underwriting and sales expense charge is not imposed on any increases in Face Amount that are due to a change in death benefit option. The monthly underwriting and sales expense charge will not be reduced as a result of a reduction in the Face Amount.

The amount of the monthly underwriting and sales expense charge is computed on the Issue Date, or on the Monthly Due Date for increases in Face Amount, as follows:

1.	Find the appropriate monthly underwriting and sales expense charge per $1,000 for the Insured’s Issue Age in Appendix B; then
2.	Multiply this charge per $1,000 by the original Face Amount; and then
3.	Divide the result by 1,000.

If you choose to increase the Face Amount after the Issue Date, we will assess an additional monthly underwriting and sales expense charge for 5 years after the increase takes effect. The additional charge will be assessed only on the amount of the increase in Face Amount, using the charge applicable to the Insured’s Attained Age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.

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Monthly Underwriting and Sales Expense Charge discount (“MUSEC discount”). We will provide a discount of up to 20% on the base monthly underwriting and sales expense charge if a “qualifying” policy is in force, applied for, or pending when we receive your Policy application. Qualifying policies currently include those where the Policy Owner, the payor of the Policy or the primary Insured on the

Policy is an active driver on a Farmers auto policy, or is one of the named Insureds under a Farmers home owner’s or renter’s policy, or owns another life insurance or commercial policy issued by us. We may also provide the discount prospectively if, after issue, you purchase a qualifying policy, subject to state restrictions. Contact us or your agent for details. The size of the qualifying policy does not affect the amount of the discount. The applicable MUSEC discount for a qualifying policy is shown in Appendix B.

Rider Charges. The Monthly Deduction includes charges for certain optional insurance benefits you add to your Policy by rider. The rider charges are summarized in the Fee Table in this prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive. If you add one or more of the following riders to your Policy, your Monthly Deduction will include the corresponding rider charges:

•	Accidental Death Benefit Rider
•	Children’s Term Insurance Rider
•	Waiver of Deduction Rider
•	Monthly Disability Benefit Rider

Mortality and Expense Risk Charge

We deduct a daily charge from your Contract Value in each Subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

•	your Contract Value in each Subaccount; multiplied by
•	the daily portion of the annual mortality and expense risk charge rate, which is currently 0.30%.
•	We reserve the right, at our discretion, to increase the annual mortality and expense risk charge rate to no more than 0.60%.

If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

Surrender Charge

We deduct a Surrender Charge if, during the first nine Policy Years, or within nine years following any increase in Face Amount, you fully Surrender the Policy. In the case of a full Surrender, we pay you the Contract Value, less any Surrender Charge, less any Monthly Deduction due and unpaid, and less any Outstanding Loan Amount (including any interest you owe). The payment you receive is called the Cash Surrender Value.

The Surrender Charge may be significant. You should carefully calculate this charge before you request a full Surrender. Under some circumstances the level of Surrender Charges might result in no Cash Surrender Value available if you Surrender your Policy during the period when Surrender Charges apply. This will depend on a number of factors, but is more likely if:

1.	you pay Premiums equal to or not much higher than the minimum premium shown in your Policy, or
2.	investment performance is too low.

The Surrender Charge is equal to the sum of:

1.	the Surrender Charge for the Face Amount on the Issue Date; plus
2.	the Surrender Charge for each increase in Face Amount.

To calculate the Surrender Charge for the Face Amount on the Issue Date, (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Issue Age and the number of complete years that have elapsed since your Policy was issued, then (ii) multiply this factor by the Face Amount on the Issue Date and divide the result by 1,000.

To calculate the Surrender Charge for increases in Face Amount that are issued with the same Premium Class as that shown on your Policy specifications page, (i) locate the appropriate Surrender Charge factor from a table in Appendix C of this prospectus, or the “Surrender Charge Factors” table in your Policy, for the Insured’s Attained Age at the time of increase and the number of complete years that have elapsed since the increase, then (ii) multiply this factor by the amount of the increase in Face Amount and divide the result by 1,000.

For increases in Face Amount that are issued with a Premium Class different from that shown on your Policy specifications page, the same process is followed, but a different table from the “Surrender Charge Factors” table in your Policy may apply; see Appendix C of this prospectus for an exhaustive list of surrender charge factor tables. The applicable Surrender Charge factor varies by Issue Age, gender, nicotine use, and number of full Policy years since the Issue Date.

An example of calculating the Surrender Charge follows:

This example is for a Policy issued to a male Insured, in the standard non-nicotine Premium Class. The Face Amount is $150,000 and the Issue Age is 32. The Surrender Charge in Policy year 1 will be $1,300.50 ($150,000 multiplied by the Surrender Charge factor (8.67) divided by 1,000).

Partial Surrender Processing Fee. Upon partial Surrender, we deduct a partial Surrender processing fee equal to the lesser of 2% of the amount of the partial Surrender or $25. The partial Surrender processing fee will be deducted from the Subaccounts and the Fixed Account on a pro-rata basis, or on different basis if you so request.

Transfer Charge

•	We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.
•	We charge $25 for each additional transfer. We will not increase this charge.
•	For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.
•	We deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis, or on a different basis if you so request.
•	Transfers we effect on the Reallocation Date, and transfers due to loans, dollar cost averaging, and death benefit processing do not count as transfers for the purpose of assessing this charge.

Loan Charges

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For years 1 through 15, we will charge you loan interest at a rate of 4.5%, compounded annually. For years 16 and beyond, we will charge you loan interest at a rate 2.5%, compounded annually. These rates may change at our discretion, but are guaranteed not to exceed 6.5%.

•	Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier.
•	Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.
•	Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.

Portfolio Management Fees and Expenses

Each Portfolio deducts Portfolio management fees and expenses from the amounts you have invested in the Portfolios through the Subaccounts. You pay these Portfolio fees and expenses indirectly. In addition, some Portfolios deduct 12b-1 fees at an annual rate of up to 0.25% of average daily Portfolio assets. For 2013, total annual Portfolio fees and charges for the Portfolios offered through this Policy ranged from 0.20% to 1.21% of average daily Portfolio assets. See the prospectuses for the Portfolios for more information.

Redemption Fees. A Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Portfolio in connection with a partial Surrender or transfer. Each Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Portfolio’s redemption fee, see the Portfolio prospectus.

Other Charges

•	We may charge a fee not to exceed $25 for each additional annual report you request. We currently charge $0 for each additional annual report you request.
•	Any riders attached to the Policy will have their own charges. See the Fee Table for more information.

Death Benefit

Death Benefit Amount Payable

As long as the Policy is in force, we will pay the Death Benefit Amount Payable once we receive satisfactory proof of the Insured’s death at our Home Office. We may require return of the Policy. We will pay the

Death Benefit Amount Payable to the primary Beneficiary or a contingent beneficiary. If the Beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the Death Benefit Amount Payable to the Owner or the Owner’s estate. We will pay the Death Benefit proceeds in a lump sum or a series of payments according to the payment option selected by the Beneficiary. For more information, see the “Additional Information – Payment Options” section in the SAI.

Death benefit Amount Payable equals:	• the death benefit (described below) in effect as of the date of the Insured’s death; minus
• any Monthly Deductions due and unpaid at the date of the Insured’s death; minus
• any Outstanding Loan Amount you owe on the Policy loan(s); plus
• the amounts to be paid under the terms of any riders you added to the Policy.

If all or a part of the Death Benefit Amount Payable is paid in one lump sum and the amount is at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the Beneficiary’s name unless the Beneficiary elects to receive the lump sum by check or payment by check is required by applicable law. We will provide the Beneficiary with a checkbook to access these Funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The Beneficiary can withdraw all or a portion of the Death Benefit Amount Payable at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our General Account, is not FDIC Insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

We may further adjust the amount of the Death Benefit Amount Payable under certain circumstances. See the “Our Right to Contest the Policy,” the “Suicide Exclusion,” and the “Misstatement of Age or Gender” sections in the SAI.

Death Benefit Options

In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the Insured. We call this the “Face Amount” of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through Attained Age 99), or Option B (level death benefit through Attained Age 99). For Attained Ages 100 through 120, the death benefit equals the Contract Value.

You may change the death benefit option after the first Policy year if you send us a signed request for a Policy change, and, if you change from Option A to Option B, you send evidence of insurability satisfactory to us at the Service Center. A change in death benefit option may have tax consequences.

The variable death benefit under Option A is the greater of:

•     your Policy’s Face Amount, plus your Contract Value on the date of the Insured’s death; or

•     your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option A, the death benefit varies with the Contract Value.

The level death benefit under Option B is the greater of:	• your Policy’s Face Amount on the date of the Insured’s death; or • your Contract Value on the date of the Insured’s death multiplied by the applicable death benefit percentage.

Under Option B, your death benefit generally equals the Face Amount and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

In order for the Policy to qualify as life insurance, federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the Insured person’s Attained Age. For example, the death benefit percentage is 250% for an Insured at age 40 or under, and it declines for older Insureds. The following table indicates the applicable death benefit percentages for different Attained Ages:

Attained Age	Death Benefit Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	209% minus 6% for each age over age 46
51 to 55	178% minus 7% for each age over age 51
56 to 60	146% minus 4% for each age over age 56
61 to 65	128% minus 2% for each age over age 61
66 to 70	119% minus 1% for each age over age 66
71 to 74	113% minus 2% for each age over age 71
75 to 90	105%
91 to 94	104% minus 1% for each age over age 91
95 and above	100%

If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

Option A Example. Assume that the Insured’s Attained Age is under 40, that there have been no decreases in the Face Amount, and that there are no outstanding loans. Under Option A, a Policy with a Face Amount of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the Face Amount plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

Option B Example. Assume that the Insured’s Attained Age is under 40, there have been no partial Surrenders or decreases in Face Amount, and that there are no outstanding loans. Under Option B, a Policy with a $100,000 Face Amount will generally have a $100,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $40,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the Face Amount of $100,000. Each additional dollar added to the Contract Value above $40,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional Premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

Similarly, so long as the Contract Value exceeds $40,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

Changing Death Benefit Options

After the first Policy year, you may change death benefit options or increase or decrease the Face Amount once each Policy year if you send us a signed request for a Policy change and, in certain instances, the Insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and Face Amount during the same Policy year, unless done simultaneously). Surrender Charges may apply. You may not decrease the Face Amount below the minimum Face Amount shown on your Policy specifications page.

A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See the “Charges and Deductions – Monthly Deduction – Cost of Insurance Charge” section.) If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the Insured’s age. Changing the death benefit option may have tax consequences. You should consult a qualified tax adviser before changing the death benefit option.

After any reduction in Face Amount or change in death benefit option, the monthly underwriting and sales expense charge and the Surrender Charge for the Policy will continue to be based on the same Face Amount on which they were based immediately before the change and on any subsequent requested increase in Face Amount.

For a more detailed discussion on changing death benefit options, see the SAI.

Effects of Partial Surrenders on the Death Benefit

If you have selected the variable death benefit (Option A), a partial Surrender will not affect the Face Amount. But if you have selected the level death benefit (Option B), a partial Surrender will reduce the Face Amount by the amount of the partial Surrender (not including the processing fee). The reduction in Face Amount will be subject to the terms of the “Changing the Face Amount” section below.

Changing the Face Amount

When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the Insured. We call this the Face Amount. After the first Policy year, you may change the Face Amount subject to the conditions described below. You may change the Face Amount or the death benefit option once each Policy year, but you may not change both the Face Amount and the death benefit option during the same Policy year unless done simultaneously. We will send you a Policy endorsement with the change to attach to your Policy.

Increasing the Face Amount could increase the death benefit. Decreasing the Face Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the Face Amount prior to the change. Changing the Face Amount could affect the subsequent level of death benefit we pay and your Contract Value. An increase in the Face Amount may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the Face Amount may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the Face Amount may have other tax consequences. You should consult a qualified tax adviser before changing the Face Amount.

Increases

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You may increase the Face Amount by submitting a signed, written request and providing evidence of insurability satisfactory to us. The increase will be effective on the Monthly Due Date following our approval of your request. We can deny your request for reasons including, but not limited to, the following:

¡	We do not wish to increase the death benefits due to the Insured’s health, occupation, avocations, or any factor that we believe has a bearing on the Insured’s risk of death.
¡	We conclude the Insured has an excessive amount of insurance coverage.
¡	We conclude the Owner no longer has an insurable interest in the Insured.

•	You can increase the Face Amount at any time after the first Policy year and before the Insured’s Attained Age 81.
•	The minimum increase is $10,000.
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An additional monthly underwriting and sales expense charge will be imposed each month during the 60 months following each increase in Face Amount. We assess this charge on the amount of the increase in Face Amount. See the “Charges and Deductions – Monthly Deductions – Monthly Underwriting and Sales Expense Charge” section of this prospectus for an explanation of how this charge is calculated.

•	An additional Surrender Charge will be imposed on full Surrenders occurring within 9 years of each increase in Face Amount.
•	Increasing the Face Amount will increase your Policy’s minimum premium.

Decreases

•	You may decrease the Face Amount, but not below the minimum Face Amount shown on your Policy specifications page.

•	You must submit a signed, written request to decrease the Face Amount. Evidence of insurability is not required.
•	Any decrease will be effective on the Monthly Due Date following our approval of your request.
•	Any decrease will first be used to reduce:

¡	the most recent increase; then
¡	the next most recent increases in succession; and then
¡	the Face Amount on the Issue Date.

•	A reduction in Face Amount will not reduce any monthly underwriting and sales expense charges or Surrender Charges on the Policy.
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A decrease in Face Amount may require that a portion of a Policy’s Cash Surrender Value be distributed as a partial Surrender in order to maintain federal tax compliance. Decreasing the Face Amount may also cause your Policy to become a Modified Endowment Policy, or “MEC,” under federal tax law and receive less favorable tax treatment than other life insurance policies. See the “Federal Tax Considerations – Tax Treatment of Policy Benefits – Modified Endowment Contracts” section.

•	Decreasing the Face Amount will reduce your Policy’s minimum premium.
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Decreasing the Face Amount may increase the rates we charge you for the cost of insurance. Except for juvenile policies, we currently charge higher rates if the Face Amount is below $150,000 than if it is at least $150,000.

Payment Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. For a discussion of the settlement options described in your Policy, see the SAI.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. The charge for these benefits, if any, may be deducted from your Policy’s Contract Value as part of the Monthly Deduction. See the “Fee Table” in this prospectus. The riders available with this Policy provide fixed benefits that do not vary with the investment experience of the Variable Account.

•	Accelerated Benefit Rider for Terminal Illness – accelerated payment of a portion of the death benefit in the event the Insured develops a terminal illness.
•	Accidental Death Benefit Rider – payment of an accidental death benefit if the Insured’s death was caused by accidental bodily injury.
•	Automatic Increase Benefit – automatic increases in Face Amount.
•	Children’s Term Insurance Rider – term insurance on the Insured’s dependent children.
•	Waiver of Deduction Rider – waiver of Monthly Deductions due to the Insured’s total disability.
•	Monthly Disability Benefit Rider – monthly disability benefit to the Fixed Account if the Insured is totally disabled.

The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax adviser to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.

Full and Partial Surrenders

Full Surrender

You may make a written request to fully Surrender your Policy for its Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, unless you specify a later Business Day in your request. Please send your written request to the Service Center. The Cash Surrender Value is the amount we pay when you fully Surrender your Policy while it is in force.

The Cash Surrender Value on any Business Day equals:

•	the Contract Value as of such date; minus

•	any Surrender Charge as of such date; minus
•	any Monthly Deductions due and unpaid as of such date; minus
•	any Outstanding Loan Amount (including interest you owe) as of such date.

Full Surrender Conditions:	• You must make your Surrender request in writing.
• Your written Surrender request must contain your signature.
• Send your written request to the Service Center.

•     The Insured must be alive and the Policy must be in force when you make your written request. A Surrender is effective as of the end of the Business Day on which we receive your written request and your Policy.

• You will incur a Surrender Charge if you Surrender the Policy during the first nine Policy years or within nine years after any increase in the Face Amount. See the “Charges and Deductions” section.
• Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.
• We will pay you the Cash Surrender Value in a lump sum usually within seven calendar days unless you request other arrangements.

We will price complete Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete Surrender request after the close of regular trading on the NYSE, we will price your Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

Surrendering the Policy may have adverse tax consequences, including a penalty tax. See the “Federal Tax Considerations” section.

Partial Surrenders

After the first Policy year, you may request a partial Surrender of a portion of your Cash Surrender Value, subject to certain conditions. Partial Surrenders may have tax consequences. See the “Federal Tax Considerations” section.

Partial Surrender Conditions:	• You must make your partial Surrender request in writing.
• Your written partial Surrender request must contain your signature.
• Send your written request to the Service Center.
• You may make only one partial Surrender each calendar quarter.
• You partial Surrender request must be at least $500.
• You cannot withdraw more than 75% of the Cash Surrender Value without Surrendering the Policy.

•     You can specify the Subaccount(s) and Fixed Account from which to make the partial Surrender, otherwise we will deduct the amount from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account). No portion of the loan account may be withdrawn.

•     We will price complete partial Surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session. If we receive your complete partial Surrender request after the close of regular trading on the NYSE, we will price your partial Surrender request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

• We will reduce your Contract Value by the amount of the partial Surrender you requested plus any processing fee.
• We generally will pay a partial Surrender request within seven calendar days after the Business Day when we receive the request.

Processing Fee for Partial Surrenders. Whenever you take a partial Surrender, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Subaccounts and the Fixed Account equal to the lesser of $25 or 2% of the amount withdrawn.

If the level death benefit (Option B) is in effect at the time of a partial Surrender, we will reduce the Face Amount by the amount of the partial Surrender (but not by the processing fee). See the “Death Benefit – Changing the Face Amount – Decreases” section. We will not allow any partial Surrender to reduce the Face Amount below the minimum Face Amount set forth in your Policy specifications page.

Income taxes, tax penalties and certain restrictions may apply to any full Surrender or partial Surrenders you make.

When We Will Make Payments

We usually pay the amounts of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options within seven calendar days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of Policy Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of a full Surrender, a partial Surrender, Death Benefit Amount Payable, or payments under a settlement option until such check or draft has been honored.

If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy Owner’s account and thereby refuse to pay any request for transfers, partial Surrenders, a full Surrender, loans, or death benefits. We may also be required to provide additional information about you, the Insured, your Beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

We have the right to defer payment of any full Surrender, partial Surrender, Death Benefit Amount Payable, loans, or settlement options from the Fixed Account for up to six months from the date we receive your written request.

Transfers

You may make transfers from the Subaccounts or from the Fixed Account, subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Business Day when we receive your transfer request. We may modify or revoke the transfer privilege at any time. The following features apply to transfers under the Policy:

•	You may make an unlimited number of transfers in a Policy year from and among the Subaccounts (subject to the “Policy and Procedures Regarding Disruptive Trading and Market Timing” section below).

•	You may only make one transfer each Policy year from the Fixed Account (unless you choose dollar cost averaging).

•	You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

•	For Subaccount transfers, you must transfer at least the lesser of $250, or the total value in the Subaccount.

•

For Fixed Account transfers, you may not transfer more than 25% of the value in the Fixed Account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

•

We charge $25 for the 13th and each additional transfer during a Policy year, and unless you instruct us otherwise we deduct the transfer charge from the Subaccounts and Fixed Account on a pro-rata basis. Any unused free transfers do not carry over to the next Policy year. Transfers we affect on the Reallocation Date, and transfers resulting from loans, dollar cost averaging, and death benefit processing are not treated as transfers for the purpose of assessing the transfer charge.

•	We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.

•

We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the Accumulation Unit value determined at the close of the next regular trading session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

Third Party Transfers

If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. However, you may not authorize a registered representative or an agent to transact transfers on your behalf. We take no responsibility for any third party asset allocation program. Please note that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

Telephone Transfers

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

Please note the following regarding telephone transfers:

•	We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the Accumulation Unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Business Day. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the NYSE.

We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason.

Policy and Procedures Regarding Disruptive Trading and Market Timing

Statement of Policy. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy Owners, for the underlying Portfolios, and for other persons who have material rights under the Policy, such as Insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

•	reduced investment performance due to adverse effects on Portfolio management by:

¡	impeding a Portfolio manager’s ability to sustain an investment objective;
¡	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or
¡	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay partial Surrenders or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted internal policies and procedures intended to detect and deter market timing and other forms of Disruptive Trading. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these internal policies and procedures. Do not invest with us if you intend to conduct market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the Subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence . We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Policy, per day; and
•	transfers into or out of the following Subaccounts in excess of $50,000 per Policy, per day:

¡	DWS Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP);
¡	DWS International VIP; and
¡	PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail. This means that we would accept only written transfer requests with an original signature transmitted to us only by first class U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;
•	limit the total number of transfers;
•	place further limits on the dollar amount that may be transferred;
•	require a minimum period of time between transfers; or
•	refuse transfer requests from intermediaries acting on behalf of you.

As a result of our ability to impose these restrictions to discourage market timing and other forms of Disruptive Trading, some Policy Owners may be able to market time through the Policy, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, or (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) you have a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Policy Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Policy Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or
•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolio and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you. If you request a transfer into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Policy Owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing Program

Under the Automatic Asset Rebalancing (“AAR”) program, we will automatically transfer amounts among the Subaccounts each quarter to reflect your most recent instructions for allocating Premiums. The Automatic Asset Rebalancing program may not be used to transfer amounts into and out of the Fixed Account. No transfer fees apply, and transfers under the AAR program are not included when we determine the number of free transfers permitted each year. For more information, see the SAI. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging program discussed below.

Dollar Cost Averaging Program

Under the Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more Subaccounts. You may designate up to eight Subaccounts to receive the transfers.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month on your Monthly Due Date. Transfers under this program are not included when we determine the number of free transfers permitted each year. We must receive your request at least five Business Days before the transfer date for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Fixed Account Value must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account under this program must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected Subaccounts, and the dollar cost averaging request will expire. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed above.

Loans

While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See the “Federal Tax Considerations” section.

Loan Conditions:

•     You may take a loan against the Policy for amounts up to the Cash Surrender Value, as calculated at the end of the Business Day on which we receive your signed request, minus loan interest you would have to pay by the next Policy anniversary, and minus three Monthly Deductions, or the number of Monthly Deductions due prior to the next Policy anniversary, if fewer.

•     To secure the loan, we transfer an amount equal to the loan from the Subaccounts and Fixed Account to the loan account, which is a part of our General Account. If your loan request does not specify any allocation instructions, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each Subaccount and the Fixed Account).

• Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the Fixed Account.

•     We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See the “Full and Partial Surrenders – When We Will Make Payments” section.

•     We charge you interest on your loan. The loan interest rate for Policy years 1 through 15 is 4.5% per year, compounded annually. The loan interest rate for Policy years 16 and beyond is 2.5% per year, compounded annually. This loan interest rate is guaranteed never to exceed 6.5% per year, compounded annually. Interest accrues daily and is due and payable at the end of each Policy year, or on the date of any loan increase or repayment, if earlier. Unpaid interest becomes part of the Outstanding Loan Amount and accrues interest daily.

•     You may repay all or part of your Outstanding Loan Amount at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as “loan repayment” or they will be credited as Premiums.

• Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or Subaccounts according to your current premium allocation instructions.
• We deduct any Outstanding Loan Amount (including any interest you owe), from the Cash Surrender Value and from the Death Benefit on the Insured’s death.

•     Unpaid loan amounts (including any interest you owe) will reduce the Cash Surrender Value and possibly cause your Policy to fail the Grace Premium Test, which may result in the Policy entering the 61-day grace period. See “Policy Lapse and Reinstatement.”

Effects of Policy Loans

Risk of Policy Lapse. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to Lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value and the death benefit. We deduct any Outstanding Loan Amount (including any interest you owe on the loans) from the proceeds payable upon the death of the Insured and from the Cash Surrender Value. Repaying the loan causes the Death Benefit Amount Payable and Cash Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your Outstanding Loan Amount (including any interest you owe on the loans) is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period, your Policy will Lapse without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Risk of Investment Performance. As long as a loan is outstanding, we hold an amount equal to the Outstanding Loan Amount in the loan account. The amount in the loan account is not affected by the Variable Account’s investment performance and may not be credited with the same interest rates currently accruing on the Fixed Account. Amounts transferred from the Variable Account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Variable Account.

Tax Risks. The federal tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the “Federal Tax Considerations” section of this prospectus carefully, especially if you are purchasing this Policy with the intention of taking Policy loans or a partial Surrender at any time in the future, and/or you intend to keep the Policy in force after the Insured reaches age 100. You should consult a qualified tax adviser before taking out a Policy loan.

Policy Lapse and Reinstatement

Lapse

The following flow chart shows the process used to determine if the Policy will enter the 61-day grace period:

**	These two conditions make up the Grace Exemption Test. If the answer to both questions is “Yes,” then the Grace Exemption Test is passed.

If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. We will mail the notice at least 61 days before the end of the grace period. The notice will specify the minimum payment that you must pay to prevent your Policy from lapsing and the final date by which we must receive the payment at the Service Center in order to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

It is possible that we may require you to pay an additional premium (over and above the premium specified in the Lapse notice) if the investment performance of your Policy is unfavorable during the grace period.

In order to prevent your Policy from lapsing, the premium payment you pay must be large enough to cause either one of the following conditions:

Condition One: After deducting the Monthly Deduction due on the first two Monthly Due Dates following the first day of the grace period, the Cash Surrender Value would be positive.

Condition Two: The Policy passes the Grace Premium Test after two more minimum Premiums are added to the cumulative minimum Premiums following the first date of the grace period.

Reinstatement

We will consider reinstating a Lapsed Policy within three years, unless otherwise required by state law, after the Policy enters a grace period that ends with a Lapse (and prior to the Maturity Date).

If your Policy has Lapsed, you must do the following to reinstate the Policy:

•	complete a reinstatement application;
•	meet both Condition One and Two below.

Condition One: You must pay sufficient premium payments so that the Policy has a positive Cash Surrender Value after deducting all Monthly Deductions due from the first day of the grace period to the effective date of the reinstatement of the Policy, plus pay for the Monthly Deductions on the three due dates following reinstatement; and

Condition Two: You must pay sufficient premium payments so that the Grace Exemption Test (described in the diagram above) is passed as of the effective date of the reinstatement of the Policy, plus pay an additional three minimum premium payments.

You must also provide evidence of insurability to demonstrate:

•	that there has been no material change in the health of the Insured since the Issue Date; and
•	that there has been no material change in the health of any natural persons covered under any riders attached to this Policy since that rider’s Issue Date.

We will not reinstate any indebtedness unless required by state law.

We will not consider your request for reinstatement unless you have made sufficient premium payments and provided the requested evidence of insurability. Until we have received all required Premiums and evidence of insurability, we will hold your Premiums in the Reinstatement Suspense Account without interest. If your reinstatement Premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain Lapsed until you send in the required items and we approve your application. After we have held your reinstatement Premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement Premiums to you and you will be required to re-apply for reinstatement of your Policy.

We may decline a request for reinstatement. We will not reinstate a Policy that has been Surrendered for the Cash Surrender Value or that had an Outstanding Loan Amount on the date of Lapse.

Federal Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard Premium Class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special Premium Class basis, particularly if the full amount of Premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

In some circumstances, Owners of variable life insurance contracts who retain excessive control over the investment of the underlying Portfolio assets of the Variable Account may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the Owners of the underlying Portfolio assets of the Variable Account.

In addition, the Tax Code requires that the investments of the Variable Account be “adequately diversified” in order to treat the Policy as a life insurance contract for federal income tax purposes. We intend that the Variable Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy generally should be excludible from the Beneficiary’s gross income. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. You should consult a tax advisor on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Contract Value. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Tax Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” (“MEC”) with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level Premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial Surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy will have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult with a competent tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Upon issuance of your Policy, we will notify you if your Policy is classified as a MEC based on the Initial Premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

Distributions (other than Death Benefits) from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon Surrender and partial Surrender, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner’s investment in the Policy only after all gain has been distributed.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.
•

A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, and the Beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax advisor about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. If a loan from a Policy is outstanding when the Policy is cancelled or Lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If your Policy has a large amount of indebtedness when it Lapses or is Surrendered, you might owe taxes that are much more than the Surrender Value you receive.

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to Lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the Lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax advisor before purchasing the Policy about the tax risks inherent in such a strategy.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Other Policy Owner Tax Matters. The tax consequences of continuing the Policy after the Insured reaches age 100 are unclear. The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that: “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under § 7702, or its status as not a MEC under § 7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].

You should consult a tax advisor if you intend to keep the Policy in-force after the Insured reaches age 100. It is possible that the Internal Revenue Service might tax you as though you have Surrendered the Policy when the Insured reaches age 100, even if you keep the Policy in force. This could potentially result in a very large tax liability for you. The tax liability might be much larger than the Cash Surrender Value of this Policy.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split-dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business use of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to the tax attributes of the arrangement.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy unless one of the exceptions under Code Section 264(f)(4) applies. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In Revenue Ruling 2011-9, the IRS held that the status of an Insured as an employee “at the time first covered” for purposes of Section 264(f)(4) does not carry over from a policy given up in a Section 1035 tax-free exchange to a policy received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new policies received in Section 1035 tax-free exchanges unless such policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Split-Dollar Arrangements. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury have issued guidance relating to split-dollar insurance arrangements that significantly affect the tax treatment of such arrangements. This guidance affects all split-dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of Ownership at death nor had given up Ownership within three years before death.

Moreover, under certain circumstances, the Tax Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy Ownership and distributions under federal, state and local law. The individual situation of each Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how Ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

The American Taxpayer Relief Act of 2012 (“ATRA”). ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Accelerated Benefit Rider for Terminal Illness. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax advisor should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Possible Charges for Our Taxes. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

Possible Tax Law Changes. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Subaccount

Additional Information

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a distribution agreement with Farmers Financial Solutions, LLC (“FFS”), our affiliate, for the distribution and sale of the Policies. Pursuant to this agreement, FFS serves as principal underwriter for the Policies. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. We reimburse FFS for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. We pay commissions to FFS for sales of the Policies by FFS’ sales representatives. Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS are expected not to exceed 69% of Premiums up to a target premium set by Farmers received within the first two Policy years (we may pay additional amounts) and 5.14% of premium received in excess of the target premium through the 10th Policy year. After year 10, the commission is not expected to exceed 0.185% of the Policy’s Contract Value each year. FFS may be required to return to us first year commissions if the Policy is not continued through the first Policy year.

Special Compensation Paid to FFS. We pay for FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.

FFS’ sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, as well as certain insurance benefits and financing arrangements. Cash production incentive bonuses may equate to a sizeable percentage of first year Premiums up to a target premium set by Farmers.

In addition, FFS’ sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional non-cash compensation. Non-cash compensation items that FFS and we may provide jointly include attendance at conferences, conventions, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS’ sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Exclusive Access to FFS’ Distribution Network. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS’ distribution network. The amounts we pay are designed especially to encourage the sale of our products by FFS. See the SAI for a discussion of the amounts of commissions and bonuses we have paid FFS in connection with its exclusive offering of the Policies and other Farmers variable life products.

The prospect of receiving, or the actual receipt, of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective Owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.

Ask your sales representative for further information about the compensation your sales representative and FFS may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we may have with FFS, including the conflicts of interest that such arrangements may create.

No specific charge is assessed directly to Policy Owners or the Variable Account to cover commissions and other incentives and payments described above in connection with the distribution of the Policies. However, we intend to recoup commissions and other sales expenses through the fees and charges we deduct under the Policy and through other corporate revenue.

You should be aware that FFS and its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take these payments into account when considering and evaluating any recommendations relating to the Policy.

Legal Proceedings

Like other life insurance companies, we are involved in lawsuits that arise in the ordinary course of the Company’s business. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the Variable Account, on FFS’ ability to perform under its principal underwriting agreement, or on the Company’s ability to meet its obligations under the Policy.

Financial Statements

The audited financial statements of Farmers New World Life Insurance Company and of Farmers Variable Life Separate Account A are contained in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

Table of Contents for the SAI

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit

An accounting unit we use to calculate Subaccount values. It measures the net investment results of each of the Subaccounts.

Attained Age

The Insured’s age on the Issue Date plus the number of Policy years completed since the Issue Date.

Beneficiary

The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.

Business Day

Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value

The amount we will pay you if you fully Surrender the Policy while it is in force. The Cash Surrender Value on the date you Surrender is equal to: the Contract Value, minus any Surrender Charge, minus any Monthly Deductions due and unpaid, and minus any Outstanding Loan Amount.

Company (we, us, our, Farmers, FNWL)

Farmers New World Life Insurance Company

Contract Value

The sum of the values you have in the Subaccounts and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Death Benefit Amount Payable

The amount we will pay to the Beneficiary when we receive proof of the Insured’s death, equal to death benefit in effect as of the date of the Insured’s death, minus any Monthly Deductions due and unpaid at the date of the Insured’s death, minus any Outstanding Loan Amount, plus the amounts to be paid under the terms of any riders you added to the Policy.

Face Amount

The dollar amount of insurance selected by the Owner; used to determine the death benefit. The Face Amount on the Issue Date is set forth on the Policy specifications page. You may increase or decrease the

Face Amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial Surrender, may affect the amount of the Face Amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the Face Amount.

Fixed Account

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the Variable Account.

Fixed Account Value

The portion of your Contract Value allocated to the Fixed Account.

Fund(s)

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the Funds that are listed on the front page of this prospectus.

General Account

The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office

The address of our Home Office is 3003—77th Avenue, S.E., Mercer Island, Washington 98040.

Initial Premium

The amount you must pay before insurance coverage begins under this Policy.

Insured

The natural person whose life is Insured by this Policy.

Issue Age

The Insured’s age as of the last birthday on the Issue Date.

Issue Date

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the Issue Date. On the Issue Date, we place your Initial Premium (minus the premium expense charge) in the Fixed Account. The first Monthly Deduction occurs on the Issue Date. The entire Contract Value remains allocated to the Fixed Account until the Reallocation Date.

Loan Account Value

The portion of your Contract Value allocated to the loan account.

Lapse

When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any Monthly Due Date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the Monthly Deduction that is due; or (ii) the Contract Value exceeds the Outstanding Loan Amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount is paid).

Maturity Date

The Policy anniversary when the Insured reaches age 121 and life insurance coverage under this Policy ends. The Maturity Date is shown on the Policy specifications page.

Monthly Deduction

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The Monthly Deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.

Monthly Due Date

The day of each month when we determine the Monthly Deductions and deduct them from Contract Value. It is the same date each month as the Issue Date. If there is no Business Day that coincides with the Issue Date in the calendar month, the Monthly Due Date is the next Business Day.

NYSE

The New York Stock Exchange

Outstanding Loan Amount

The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the Outstanding Loan Amount from the Subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account. The Outstanding Loan Amount, or Loan Account Value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio

A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate Portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class

A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums

All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge

An amount deduced from each premium payment before the remainder of the premium payment is allocated to the Subaccounts and/or Fixed Account based on your current allocation percentage for premium payments. Initial Premiums are assessed the premium expense charge, and the remainder is allocated to the Fixed Account until the Reallocation Date.

Reallocation Date

The date we reallocate any premium (plus interest) held in the Fixed Account to the Subaccounts and/or Fixed Account as you directed in your application. The Reallocation Date is the Record Date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date

The date we record your Policy in our books as an in force policy.

Right-to-Examine Period

The period when you may return the Policy and receive a refund. The length of the Right-to-Examine Period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount

A division of the Variable Account that invests exclusively in shares of one Portfolio of a fund. The investment performance of each Subaccount is linked directly to the investment performance of the Portfolio in which it invests.

Surrender

The termination of the Policy at the option of the Owner.

Surrender Charge

The amount, based on the Face Amount, we charge you to fully Surrender this Policy. The Surrender Charge is equal to (a) + (b), where (a) is the Surrender Charge for the Face Amount on the Issue Date; and (b) is the Surrender Charge for each increase in Face Amount. The Surrender Charge applies during the first nine Policy years and within nine years following any increase in the Face Amount.

Tax Code

The Internal Revenue Code of 1986, as amended.

Variable Account

Farmers Variable Life Separate Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio of a designated fund.

Written Notice

The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, Owner)

The person entitled to exercise all rights as Owner under the Policy.

Appendix A—Guaranteed Maximum Cost of Insurance Rates

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per $1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.06001	N/A	0.03500	39	0.11757	0.22277	0.09671	0.17182
1	N/A	0.03834	N/A	0.02583	40	0.12675	0.24198	0.10255	0.18268
2	N/A	0.02750	N/A	0.01916	41	0.13760	0.26538	0.10923	0.19520
3	N/A	0.02000	N/A	0.01666	42	0.15095	0.29297	0.11674	0.21107
4	N/A	0.01750	N/A	0.01583	43	0.16681	0.32558	0.12592	0.22862
5	N/A	0.01750	N/A	0.01500	44	0.18435	0.36238	0.13676	0.24950
6	N/A	0.01833	N/A	0.01583	45	0.20356	0.39920	0.14928	0.27374
7	N/A	0.01833	N/A	0.01750	46	0.22277	0.43604	0.16431	0.30216
8	N/A	0.01833	N/A	0.01750	47	0.23864	0.46703	0.18184	0.33729
9	N/A	0.01916	N/A	0.01750	48	0.25118	0.49048	0.20105	0.37912
10	N/A	0.02000	N/A	0.01833	49	0.26705	0.52065	0.22277	0.42599
11	N/A	0.02333	N/A	0.02083	50	0.28795	0.56005	0.24700	0.47624
12	N/A	0.02833	N/A	0.02250	51	0.31471	0.61121	0.27458	0.53155
13	N/A	0.03333	N/A	0.02583	52	0.34732	0.67332	0.30551	0.59108
14	N/A	0.04334	N/A	0.02833	53	0.38498	0.74807	0.33812	0.65569
15	N/A	0.05501	N/A	0.03000	54	0.43269	0.83717	0.37242	0.72454
16	N/A	0.06502	N/A	0.03250	55	0.48629	0.93226	0.41176	0.79765
17	N/A	0.07419	N/A	0.03417	56	0.54161	1.03082	0.45446	0.87587
18	N/A	0.07920	N/A	0.03667	57	0.59527	1.12189	0.49970	0.95500
19	N/A	0.08170	N/A	0.03834	58	0.64897	1.20883	0.54664	1.03756
20	N/A	0.07920	N/A	0.03750	59	0.71194	1.31107	0.59443	1.12611
21	0.07920	0.11340	0.03917	0.05251	60	0.78840	1.43713	0.64478	1.21812
22	0.07920	0.11924	0.04000	0.05501	61	0.88176	1.59135	0.70019	1.31784
23	0.08003	0.12508	0.04000	0.05751	62	0.99037	1.76877	0.75899	1.42359
24	0.08086	0.13176	0.04167	0.06085	63	1.10924	1.95930	.82119	1.53200
25	0.08337	0.13927	0.04250	0.06585	64	1.23333	2.15024	0.88933	1.64904
26	0.08670	0.14678	0.04584	0.07002	65	1.36266	2.33731	0.96510	1.77557
27	0.08837	0.15095	0.04751	0.07419	66	1.49387	2.51876	1.04768	1.91334
28	0.08670	0.15179	0.05001	0.07920	67	1.63122	2.70230	1.13961	2.06666
29	0.08587	0.15095	0.05251	0.08420	68	1.77642	2.89051	1.24177	2.23476
30	0.08503	0.15012	0.05501	0.08921	69	1.93972	3.09808	1.35336	2.42029
31	0.08420	0.15095	0.05835	0.09588	70	2.13062	3.33638	1.47947	2.63021
32	0.08503	0.15346	0.06168	0.10255	71	2.36296	3.62993	1.62358	2.86556
33	0.08754	0.15847	0.06585	0.11090	72	2.63536	3.97231	1.78151	3.12222
34	0.08921	0.16431	0.07086	0.12174	73	2.92321	4.31861	1.95420	3.40297
35	0.09338	0.17099	0.07669	0.13259	74	3.23355	4.69520	2.14598	3.69761
36	0.09755	0.18101	0.08253	0.14344	75	3.57270	5.11567	2.35698	4.00801
37	0.10339	0.19270	0.08754	0.15262	76	3.95664	5.58418	2.58905	4.34483
38	0.11090	0.20690	0.09171	0.16181	77	4.40517	6.12911	2.84664	4.70924

A-1

GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES
Per $1,000 of Risk Insurance Amount
Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Attained Age	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
78	4.92894	6.75812	3.12826	5.10421	90	17.58287	20.53619	10.88246	13.83189
79	5.51951	7.45576	3.43845	5.53102	91	19.12353	22.05253	11.58260	14.27591
80	6.18263	8.22452	3.82529	6.06583	92	20.76683	23.63636	12.75537	15.24260
81	6.90909	9.04868	4.30288	6.72401	93	22.53307	25.30420	14.36966	16.62877
82	7.68497	9.90463	4.81112	7.40691	94	24.43244	27.11897	16.42157	18.59746
83	8.53991	10.82608	5.34786	8.10961	95	26.35437	28.98442	18.70919	20.97702
84	9.50017	11.87958	5.95007	8.84722	96	28.27211	30.79253	21.02122	23.30415
85	10.58031	13.08901	6.56439	9.53442	97	30.36217	32.73942	22.55449	24.71403
86	11.78364	14.41951	7.29574	10.33521	98	32.64693	34.84234	23.39817	25.28542
87	13.10250	15.85547	8.20718	11.33853	99	35.15185	37.11809	25.17504	26.84313
88	14.52614	17.37749	9.17863	12.35414	100+	N/A	N/A	N/A	N/A
89	16.04444	18.97012	10.15602	13.29346

*	Attained ages 0-20 are juvenile issues

If the Insured is in a special Premium Class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the table rating factor shown on the policy specifications page.

The rates shown above are for the base policy only. Separate maximum charges apply to each rider.

A-2

Appendix B—Monthly Underwriting and Sales Expense Charges

CURRENT AND GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.0750	N/A	0.0720	37	0.2900	0.3490	0.2330	0.2460
1	N/A	0.0760	N/A	0.0720	38	0.3060	0.3640	0.2450	0.2560
2	N/A	0.0770	N/A	0.0730	39	0.3210	0.3790	0.2570	0.2660
3	N/A	0.0780	N/A	0.0740	40	0.3370	0.3940	0.2700	0.2760
4	N/A	0.0790	N/A	0.0750	41	0.3520	0.4150	0.2810	0.2870
5	N/A	0.0800	N/A	0.0760	42	0.3680	0.4360	0.2920	0.2980
6	N/A	0.0830	N/A	0.0780	43	0.3830	0.4570	0.3030	0.3100
7	N/A	0.0850	N/A	0.0810	44	0.3980	0.4780	0.3140	0.3210
8	N/A	0.0880	N/A	0.0830	45	0.4140	0.4990	0.3250	0.3320
9	N/A	0.0910	N/A	0.0860	46	0.4410	0.5320	0.3460	0.3520
10	N/A	0.0930	N/A	0.0880	47	0.4680	0.5640	0.3670	0.3710
11	N/A	0.0980	N/A	0.0920	48	0.4950	0.5970	0.3880	0.3910
12	N/A	0.1030	N/A	0.0970	49	0.5220	0.6290	0.4090	0.4110
13	N/A	0.1080	N/A	0.1010	50	0.5490	0.6620	0.4300	0.4300
14	N/A	0.1130	N/A	0.1060	51	0.5910	0.7070	0.4610	0.4610
15	N/A	0.1180	N/A	0.1100	52	0.6320	0.7530	0.4910	0.4920
16	N/A	0.1260	N/A	0.1160	53	0.6730	0.7980	0.5220	0.5230
17	N/A	0.1340	N/A	0.1220	54	0.7140	0.8430	0.5530	0.5530
18	N/A	0.1420	N/A	0.1280	55	0.7550	0.8890	0.5840	0.5840
19	N/A	0.1500	N/A	0.1340	56	0.8160	0.9520	0.6380	0.6380
20	N/A	0.1580	N/A	0.1400	57	0.8770	1.0150	0.6930	0.6930
21	0.1590	0.1730	0.1400	0.1420	58	0.9380	1.0770	0.7470	0.7470
22	0.1610	0.1880	0.1400	0.1450	59	0.9990	1.1400	0.8010	0.8010
23	0.1620	0.2030	0.1400	0.1470	60	1.0600	1.2030	0.8550	0.8550
24	0.1630	0.2180	0.1400	0.1500	61	1.1080	1.2220	0.9030	0.9030
25	0.1640	0.2330	0.1400	0.1520	62	1.1560	1.2420	0.9500	0.9500
26	0.1730	0.2420	0.1460	0.1590	63	1.2040	1.2610	0.9980	0.9980
27	0.1830	0.2500	0.1510	0.1660	64	1.2510	1.2800	1.0450	1.0450
28	0.1930	0.2590	0.1580	0.1730	65	1.2990	1.2990	1.0930	1.0930
29	0.2020	0.2680	0.1630	0.1800	66	1.3510	1.3510	1.1440	1.1440
30	0.2120	0.2760	0.1690	0.1860	67	1.4020	1.4020	1.1950	1.1950
31	0.2210	0.2850	0.1770	0.1940	68	1.4540	1.4540	1.2460	1.2460
32	0.2310	0.2930	0.1850	0.2020	69	1.5050	1.5050	1.2970	1.2970
33	0.2400	0.3020	0.1930	0.2100	70	1.5570	1.5570	1.3480	1.3480
34	0.2490	0.3100	0.2000	0.2180	71	1.6450	1.6450	1.4310	1.4310
35	0.2580	0.3190	0.2080	0.2250	72	1.7330	1.7330	1.5150	1.5150
36	0.2740	0.3340	0.2210	0.2350	73	1.8210	1.8210	1.5980	1.5980

CURRENT AND GUARANTEED MAXIMUM MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
74	1.9090	1.9090	1.6820	1.6820	78	2.1230	2.1230	1.8760	1.8760
75	1.9970	1.9970	1.7650	1.7650	79	2.1640	2.1640	1.9130	1.9130
76	2.0390	2.0390	1.8020	1.8020	80	2.2060	2.2060	1.9500	1.9500
77	2.0810	2.0810	1.8390	1.8390

*	Attained ages 0-20 are juvenile issues

CURRENT DISCOUNTED MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
0	N/A	0.0600	N/A	0.0576	28	0.1544	0.2072	0.1264	0.1384
1	N/A	0.0608	N/A	0.0576	29	0.1616	0.2144	0.1304	0.1440
2	N/A	0.0616	N/A	0.0584	30	0.1696	0.2208	0.1352	0.1488
3	N/A	0.0624	N/A	0.0592	31	0.1768	0.2280	0.1416	0.1552
4	N/A	0.0632	N/A	0.0600	32	0.1848	0.2344	0.1480	0.1616
5	N/A	0.0640	N/A	0.0608	33	0.1920	0.2416	0.1544	0.1680
6	N/A	0.0664	N/A	0.0624	34	0.1992	0.2480	0.1600	0.1744
7	N/A	0.0680	N/A	0.0648	35	0.2064	0.2552	0.1664	0.1800
8	N/A	0.0704	N/A	0.0664	36	0.2192	0.2672	0.1768	0.1880
9	N/A	0.0728	N/A	0.0688	37	0.2320	0.2792	0.1864	0.1968
10	N/A	0.0744	N/A	0.0704	38	0.2448	0.2912	0.1960	0.2048
11	N/A	0.0784	N/A	0.0736	39	0.2568	0.3032	0.2056	0.2128
12	N/A	0.0824	N/A	0.0776	40	0.2696	0.3152	0.2160	0.2208
13	N/A	0.0864	N/A	0.0808	41	0.2816	0.3320	0.2248	0.2296
14	N/A	0.0904	N/A	0.0848	42	0.2944	0.3488	0.2336	0.2384
15	N/A	0.0944	N/A	0.0880	43	0.3064	0.3656	0.2424	0.2480
16	N/A	0.1008	N/A	0.0928	44	0.3184	0.3824	0.2512	0.2568
17	N/A	0.1072	N/A	0.0976	45	0.3312	0.3992	0.2600	0.2656
18	N/A	0.1136	N/A	0.1024	46	0.3528	0.4256	0.2768	0.2816
19	N/A	0.1200	N/A	0.1072	47	0.3744	0.4512	0.2936	0.2968
20	N/A	0.1264	N/A	0.1120	48	0.3960	0.4776	0.3104	0.3128
21	0.1272	0.1384	0.1120	0.1136	49	0.4176	0.5032	0.3272	0.3288
22	0.1288	0.1504	0.1120	0.1160	50	0.4392	0.5296	0.3440	0.3440
23	0.1296	0.1624	0.1120	0.1176	51	0.4728	0.5656	0.3688	0.3688
24	0.1304	0.1744	0.1120	0.1200	52	0.5056	0.6024	0.3928	0.3936
25	0.1312	0.1864	0.1120	0.1216	53	0.5384	0.6384	0.4176	0.4184
26	0.1384	0.1936	0.1168	0.1272	54	0.5712	0.6744	0.4424	0.4424
27	0.1464	0.2000	0.1208	0.1328	55	0.6040	0.7112	0.4672	0.4672

CURRENT DISCOUNTED MONTHLY UNDERWRITING AND SALES EXPENSE CHARGE
Per $1,000 of Face Amount
Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*	Issue Age or Attained Age at Increase	Male Non- Nicotine	Male Nicotine*	Female Non- Nicotine	Female Nicotine*
56	0.6528	0.7616	0.5104	0.5104	69	1.2040	1.2040	1.0376	1.0376
57	0.7016	0.8120	0.5544	0.5544	70	1.2456	1.2456	1.0784	1.0784
58	0.7504	0.8616	0.5976	0.5976	71	1.3160	1.3160	1.1448	1.1448
59	0.7992	0.9120	0.6408	0.6408	72	1.3864	1.3864	1.2120	1.2120
60	0.8480	0.9624	0.6840	0.6840	73	1.4568	1.4568	1.2784	1.2784
61	0.8864	0.9776	0.7224	0.7224	74	1.5272	1.5272	1.3456	1.3456
62	0.9248	0.9936	0.7600	0.7600	75	1.5976	1.5976	1.4120	1.4120
63	0.9632	1.0088	0.7984	0.7984	76	1.6312	1.6312	1.4416	1.4416
64	1.0008	1.0240	0.8360	0.8360	77	1.6648	1.6648	1.4712	1.4712
65	1.0392	1.0392	0.8744	0.8744	78	1.6984	1.6984	1.5008	1.5008
66	1.0808	1.0808	0.9152	0.9152	79	1.7312	1.7312	1.5304	1.5304
67	1.1216	1.1216	0.9560	0.9560	80	1.7648	1.7648	1.5600	1.5600
68	1.1632	1.1632	0.9968	0.9968

*	Attained ages 0-20 are juvenile issues

Appendix C—Table of Surrender Charge Factors

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	5.22	4.96	4.65	4.38	4.12	3.86	3.29	2.19	1.10	0.00
22	5.33	5.06	4.74	4.48	4.21	3.94	3.36	2.24	1.12	0.00
23	5.47	5.20	4.87	4.59	4.32	4.05	3.45	2.30	1.15	0.00
24	5.63	5.35	5.01	4.73	4.45	4.17	3.55	2.36	1.18	0.00
25	5.83	5.54	5.19	4.90	4.61	4.31	3.67	2.45	1.22	0.00
26	6.11	5.80	5.44	5.13	4.83	4.52	3.85	2.57	1.28	0.00
27	6.48	6.16	5.77	5.44	5.12	4.80	4.08	2.72	1.36	0.00
28	6.92	6.57	6.16	5.81	5.47	5.12	4.36	2.91	1.45	0.00
29	7.35	6.98	6.54	6.17	5.81	5.44	4.63	3.09	1.54	0.00
30	7.78	7.39	6.92	6.54	6.15	5.76	4.90	3.27	1.63	0.00
31	8.22	7.81	7.32	6.90	6.49	6.08	5.18	3.45	1.73	0.00
32	8.67	8.24	7.72	7.28	6.85	6.42	5.46	3.64	1.82	0.00
33	9.13	8.67	8.13	7.67	7.21	6.76	5.75	3.83	1.92	0.00
34	9.59	9.11	8.54	8.06	7.58	7.10	6.04	4.03	2.01	0.00
35	10.06	9.56	8.95	8.45	7.95	7.44	6.34	4.23	2.11	0.00
36	10.63	10.10	9.46	8.93	8.40	7.87	6.70	4.46	2.23	0.00
37	11.28	10.72	10.04	9.48	8.91	8.35	7.11	4.74	2.37	0.00
38	11.94	11.34	10.63	10.03	9.43	8.84	7.52	5.01	2.51	0.00
39	12.60	11.97	11.21	10.58	9.95	9.32	7.94	5.29	2.65	0.00
40	13.25	12.59	11.79	11.13	10.47	9.81	8.35	5.57	2.78	0.00
41	13.85	13.16	12.33	11.63	10.94	10.25	8.73	5.82	2.91	0.00
42	14.43	13.71	12.84	12.12	11.40	10.68	9.09	6.06	3.03	0.00
43	15.09	14.34	13.43	12.68	11.92	11.17	9.51	6.34	3.17	0.00
44	15.74	14.95	14.01	13.22	12.43	11.65	9.92	6.61	3.31	0.00
45	16.26	15.45	14.47	13.66	12.85	12.03	10.24	6.83	3.41	0.00
46	16.76	15.92	14.92	14.08	13.24	12.40	10.56	7.04	3.52	0.00
47	17.48	16.61	15.56	14.68	13.81	12.94	11.01	7.34	3.67	0.00
48	18.37	17.45	16.35	15.43	14.51	13.59	11.57	7.72	3.86	0.00
49	19.41	18.44	17.27	16.30	15.33	14.36	12.23	8.15	4.08	0.00
50	20.60	19.57	18.33	17.30	16.27	15.24	12.98	8.65	4.33	0.00
51	21.81	20.72	19.41	18.32	17.23	16.14	13.74	9.16	4.58	0.00
52	22.91	21.76	20.39	19.24	18.10	16.95	14.43	9.62	4.81	0.00
53	24.04	22.84	21.40	20.19	18.99	17.79	15.15	10.10	5.05	0.00
54	25.27	24.01	22.49	21.23	19.96	18.70	15.92	10.61	5.31	0.00
55	26.43	25.11	23.52	22.20	20.88	19.56	16.65	11.10	5.55	0.00
56	27.53	26.15	24.50	23.13	21.75	20.37	17.34	11.56	5.78	0.00
57	28.84	27.40	25.67	24.23	22.78	21.34	18.17	12.11	6.06	0.00
58	30.45	28.93	27.10	25.58	24.06	22.53	19.18	12.79	6.39	0.00
59	32.22	30.61	28.68	27.06	25.45	23.84	20.30	13.53	6.77	0.00

C-1

TABLE OF SURRENDER CHARGE FACTORS
Male Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
60	33.90	32.21	30.17	28.48	26.78	25.09	21.36	14.24	7.12	0.00
61	35.40	33.63	31.51	29.74	27.97	26.20	22.30	14.87	7.43	0.00
62	36.90	35.06	32.84	31.00	29.15	27.31	23.25	15.50	7.75	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.27	3.11	2.91	2.75	2.58	2.42	2.06	1.37	0.69	0.00
1	3.30	3.14	2.94	2.77	2.61	2.44	2.08	1.39	0.69	0.00
2	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
3	3.44	3.27	3.06	2.89	2.72	2.55	2.17	1.44	0.72	0.00
4	3.51	3.33	3.12	2.95	2.77	2.60	2.21	1.47	0.74	0.00
5	3.60	3.42	3.20	3.02	2.84	2.66	2.27	1.51	0.76	0.00
6	3.68	3.50	3.28	3.09	2.91	2.72	2.32	1.55	0.77	0.00
7	3.78	3.59	3.36	3.18	2.99	2.80	2.38	1.59	0.79	0.00
8	3.88	3.69	3.45	3.26	3.07	2.87	2.44	1.63	0.81	0.00
9	3.98	3.78	3.54	3.34	3.14	2.95	2.51	1.67	0.84	0.00
10	4.09	3.89	3.64	3.44	3.23	3.03	2.58	1.72	0.86	0.00
11	4.17	3.96	3.71	3.50	3.29	3.09	2.63	1.75	0.88	0.00
12	4.26	4.05	3.79	3.58	3.37	3.15	2.68	1.79	0.89	0.00
13	4.34	4.12	3.86	3.65	3.43	3.21	2.73	1.82	0.91	0.00
14	4.43	4.21	3.94	3.72	3.50	3.28	2.79	1.86	0.93	0.00

C-2

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
15	4.52	4.29	4.02	3.80	3.57	3.34	2.85	1.90	0.95	0.00
16	4.63	4.40	4.12	3.89	3.66	3.43	2.92	1.94	0.97	0.00
17	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
18	4.87	4.63	4.33	4.09	3.85	3.60	3.07	2.05	1.02	0.00
19	5.00	4.75	4.45	4.20	3.95	3.70	3.15	2.10	1.05	0.00
20	5.13	4.87	4.57	4.31	4.05	3.80	3.23	2.15	1.08	0.00
21	7.23	6.87	6.43	6.07	5.71	5.35	4.55	3.04	1.52	0.00
22	7.46	7.09	6.64	6.27	5.89	5.52	4.70	3.13	1.57	0.00
23	7.67	7.29	6.83	6.44	6.06	5.68	4.83	3.22	1.61	0.00
24	7.87	7.48	7.00	6.61	6.22	5.82	4.96	3.31	1.65	0.00
25	8.10	7.70	7.21	6.80	6.40	5.99	5.10	3.40	1.70	0.00
26	8.39	7.97	7.47	7.05	6.63	6.21	5.29	3.52	1.76	0.00
27	8.77	8.33	7.81	7.37	6.93	6.49	5.53	3.68	1.84	0.00
28	9.20	8.74	8.19	7.73	7.27	6.81	5.80	3.86	1.93	0.00
29	9.61	9.13	8.55	8.07	7.59	7.11	6.05	4.04	2.02	0.00
30	10.01	9.51	8.91	8.41	7.91	7.41	6.31	4.20	2.10	0.00
31	10.42	9.90	9.27	8.75	8.23	7.71	6.56	4.38	2.19	0.00
32	10.85	10.31	9.66	9.11	8.57	8.03	6.84	4.56	2.28	0.00
33	11.31	10.74	10.07	9.50	8.93	8.37	7.13	4.75	2.38	0.00
34	11.80	11.21	10.50	9.91	9.32	8.73	7.43	4.96	2.48	0.00
35	12.32	11.70	10.96	10.35	9.73	9.12	7.76	5.17	2.59	0.00
36	12.86	12.22	11.45	10.80	10.16	9.52	8.10	5.40	2.70	0.00
37	13.44	12.77	11.96	11.29	10.62	9.95	8.47	5.64	2.82	0.00
38	14.05	13.35	12.50	11.80	11.10	10.40	8.85	5.90	2.95	0.00
39	14.70	13.97	13.08	12.35	11.61	10.88	9.26	6.17	3.09	0.00
40	15.43	14.66	13.73	12.96	12.19	11.42	9.72	6.48	3.24	0.00
41	16.22	15.41	14.44	13.62	12.81	12.00	10.22	6.81	3.41	0.00
42	17.02	16.17	15.15	14.30	13.45	12.59	10.72	7.15	3.57	0.00
43	17.83	16.94	15.87	14.98	14.09	13.19	11.23	7.49	3.74	0.00
44	18.67	17.74	16.62	15.68	14.75	13.82	11.76	7.84	3.92	0.00
45	19.55	18.57	17.40	16.42	15.44	14.47	12.32	8.21	4.11	0.00
46	20.47	19.45	18.22	17.19	16.17	15.15	12.90	8.60	4.30	0.00
47	21.43	20.36	19.07	18.00	16.93	15.86	13.50	9.00	4.50	0.00
48	22.46	21.34	19.99	18.87	17.74	16.62	14.15	9.43	4.72	0.00
49	23.59	22.41	21.00	19.82	18.64	17.46	14.86	9.91	4.95	0.00
50	24.75	23.51	22.03	20.79	19.55	18.32	15.59	10.40	5.20	0.00
51	25.86	24.57	23.02	21.72	20.43	19.14	16.29	10.86	5.43	0.00
52	26.95	25.60	23.99	22.64	21.29	19.94	16.98	11.32	5.66	0.00
53	28.18	26.77	25.08	23.67	22.26	20.85	17.75	11.84	5.92	0.00
54	29.61	28.13	26.35	24.87	23.39	21.91	18.65	12.44	6.22	0.00
55	31.03	29.48	27.62	26.07	24.51	22.96	19.55	13.03	6.52	0.00

C-3

TABLE OF SURRENDER CHARGE FACTORS
Male Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
56	32.43	30.81	28.86	27.24	25.62	24.00	20.43	13.62	6.81	0.00
57	34.24	32.53	30.47	28.76	27.05	25.34	21.57	14.38	7.19	0.00
58	36.45	34.63	32.44	30.62	28.80	26.97	22.96	15.31	7.65	0.00
59	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
60	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
61	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
62	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
63	38.40	36.48	34.18	32.26	30.34	28.42	24.19	16.13	8.06	0.00
64	39.90	37.91	35.51	33.52	31.52	29.53	25.14	16.76	8.38	0.00
65	41.40	39.33	36.85	34.78	32.71	30.64	26.08	17.39	8.69	0.00
66	42.90	40.76	38.18	36.04	33.89	31.75	27.03	18.02	9.01	0.00
67	44.40	42.18	39.52	37.30	35.08	32.86	27.97	18.65	9.32	0.00
68	44.40	42.18	39.51	37.29	35.07	32.85	27.97	18.64	9.32	0.00
69	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
70	43.30	41.13	38.53	36.37	34.20	32.04	27.27	18.18	9.09	0.00
71	42.50	40.37	37.82	35.70	33.57	31.45	26.77	17.85	8.92	0.00
72	41.60	39.52	37.02	34.94	32.86	30.78	26.20	17.47	8.73	0.00
73	40.70	38.66	36.22	34.18	32.15	30.11	25.64	17.09	8.54	0.00
74	39.90	37.90	35.51	33.51	31.52	29.52	25.13	16.75	8.37	0.00
75	39.00	37.05	34.71	32.76	30.81	28.86	24.57	16.38	8.19	0.00
76	38.60	36.67	34.35	32.42	30.49	28.56	24.31	16.21	8.10	0.00
77	38.10	36.19	33.90	32.00	30.09	28.19	24.00	16.00	8.00	0.00
78	37.60	35.72	33.46	31.58	29.70	27.82	23.68	15.79	7.89	0.00
79	37.20	35.34	33.10	31.24	29.38	27.52	23.43	15.62	7.81	0.00
80	36.70	34.86	32.66	30.82	28.99	27.15	23.12	15.41	7.70	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
21	4.65	4.42	4.14	3.91	3.67	3.44	2.93	1.95	0.98	0.00
22	4.75	4.51	4.23	3.99	3.75	3.52	2.99	2.00	1.00	0.00
23	4.84	4.60	4.31	4.07	3.82	3.58	3.05	2.03	1.02	0.00
24	4.94	4.69	4.40	4.15	3.90	3.66	3.11	2.07	1.04	0.00
25	5.03	4.78	4.48	4.23	3.97	3.72	3.17	2.11	1.06	0.00
26	5.25	4.99	4.67	4.41	4.15	3.89	3.31	2.21	1.10	0.00
27	5.48	5.21	4.88	4.60	4.33	4.06	3.45	2.30	1.15	0.00
28	5.72	5.43	5.09	4.80	4.52	4.23	3.60	2.40	1.20	0.00
29	5.98	5.68	5.32	5.02	4.72	4.43	3.77	2.51	1.26	0.00
30	6.26	5.95	5.57	5.26	4.95	4.63	3.94	2.63	1.31	0.00
31	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00

C-4

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
32	6.96	6.61	6.19	5.85	5.50	5.15	4.38	2.92	1.46	0.00
33	7.37	7.00	6.56	6.19	5.82	5.45	4.64	3.10	1.55	0.00
34	7.79	7.40	6.93	6.54	6.15	5.76	4.91	3.27	1.64	0.00
35	8.20	7.79	7.30	6.89	6.48	6.07	5.17	3.44	1.72	0.00
36	8.62	8.19	7.67	7.24	6.81	6.38	5.43	3.62	1.81	0.00
37	9.08	8.63	8.08	7.63	7.17	6.72	5.72	3.81	1.91	0.00
38	9.63	9.15	8.57	8.09	7.61	7.13	6.07	4.04	2.02	0.00
39	10.20	9.69	9.08	8.57	8.06	7.55	6.43	4.28	2.14	0.00
40	10.70	10.17	9.52	8.99	8.45	7.92	6.74	4.49	2.25	0.00
41	11.11	10.55	9.89	9.33	8.78	8.22	7.00	4.67	2.33	0.00
42	11.53	10.95	10.26	9.69	9.11	8.53	7.26	4.84	2.42	0.00
43	11.96	11.36	10.64	10.05	9.45	8.85	7.53	5.02	2.51	0.00
44	12.35	11.73	10.99	10.37	9.76	9.14	7.78	5.19	2.59	0.00
45	12.83	12.19	11.42	10.78	10.14	9.49	8.08	5.39	2.69	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	25.92	24.62	23.07	21.77	20.48	19.18	16.33	10.89	5.44	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00

C-5

TABLE OF SURRENDER CHARGE FACTORS
Female Non-Nicotine (Premier, Preferred, & Standard)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
0	3.00	2.85	2.67	2.52	2.37	2.22	1.89	1.26	0.63	0.00
1	3.03	2.88	2.70	2.55	2.39	2.24	1.91	1.27	0.64	0.00
2	3.08	2.93	2.74	2.59	2.43	2.28	1.94	1.29	0.65	0.00
3	3.15	2.99	2.80	2.65	2.49	2.33	1.98	1.32	0.66	0.00
4	3.22	3.06	2.87	2.70	2.54	2.38	2.03	1.35	0.68	0.00
5	3.29	3.13	2.93	2.76	2.60	2.43	2.07	1.38	0.69	0.00
6	3.36	3.19	2.99	2.82	2.65	2.49	2.12	1.41	0.71	0.00
7	3.45	3.28	3.07	2.90	2.73	2.55	2.17	1.45	0.72	0.00
8	3.53	3.35	3.14	2.97	2.79	2.61	2.22	1.48	0.74	0.00
9	3.62	3.44	3.22	3.04	2.86	2.68	2.28	1.52	0.76	0.00
10	3.72	3.53	3.31	3.12	2.94	2.75	2.34	1.56	0.78	0.00
11	3.79	3.60	3.37	3.18	2.99	2.80	2.39	1.59	0.80	0.00
12	3.86	3.67	3.44	3.24	3.05	2.86	2.43	1.62	0.81	0.00
13	3.94	3.74	3.51	3.31	3.11	2.92	2.48	1.65	0.83	0.00
14	4.02	3.82	3.58	3.38	3.18	2.97	2.53	1.69	0.84	0.00
15	4.10	3.90	3.65	3.44	3.24	3.03	2.58	1.72	0.86	0.00
16	4.19	3.98	3.73	3.52	3.31	3.10	2.64	1.76	0.88	0.00
17	4.28	4.07	3.81	3.60	3.38	3.17	2.70	1.80	0.90	0.00
18	4.38	4.16	3.90	3.68	3.46	3.24	2.76	1.84	0.92	0.00
19	4.47	4.25	3.98	3.75	3.53	3.31	2.82	1.88	0.94	0.00
20	4.57	4.34	4.07	3.84	3.61	3.38	2.88	1.92	0.96	0.00
21	5.09	4.84	4.53	4.28	4.02	3.77	3.21	2.14	1.07	0.00
22	5.18	4.92	4.61	4.35	4.09	3.83	3.26	2.18	1.09	0.00
23	5.28	5.02	4.70	4.44	4.17	3.91	3.33	2.22	1.11	0.00
24	5.35	5.08	4.76	4.49	4.23	3.96	3.37	2.25	1.12	0.00
25	5.45	5.18	4.85	4.58	4.31	4.03	3.43	2.29	1.14	0.00
26	5.65	5.37	5.03	4.75	4.46	4.18	3.56	2.37	1.19	0.00
27	5.95	5.65	5.30	5.00	4.70	4.40	3.75	2.50	1.25	0.00
28	6.29	5.98	5.60	5.28	4.97	4.65	3.96	2.64	1.32	0.00

C-6

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
29	6.59	6.26	5.87	5.54	5.21	4.88	4.15	2.77	1.38	0.00
30	6.87	6.53	6.11	5.77	5.43	5.08	4.33	2.89	1.44	0.00
31	7.18	6.82	6.39	6.03	5.67	5.31	4.52	3.02	1.51	0.00
32	7.57	7.19	6.74	6.36	5.98	5.60	4.77	3.18	1.59	0.00
33	8.02	7.62	7.14	6.74	6.34	5.93	5.05	3.37	1.68	0.00
34	8.44	8.02	7.51	7.09	6.67	6.25	5.32	3.54	1.77	0.00
35	8.83	8.39	7.86	7.42	6.98	6.53	5.56	3.71	1.85	0.00
36	9.21	8.75	8.20	7.74	7.28	6.82	5.80	3.87	1.93	0.00
37	9.62	9.14	8.56	8.08	7.60	7.12	6.06	4.04	2.02	0.00
38	10.05	9.55	8.94	8.44	7.94	7.44	6.33	4.22	2.11	0.00
39	10.48	9.96	9.33	8.80	8.28	7.76	6.60	4.40	2.20	0.00
40	10.92	10.37	9.72	9.17	8.63	8.08	6.88	4.59	2.29	0.00
41	11.37	10.80	10.12	9.55	8.98	8.41	7.16	4.78	2.39	0.00
42	11.83	11.24	10.53	9.94	9.35	8.75	7.45	4.97	2.48	0.00
43	12.30	11.69	10.95	10.33	9.72	9.10	7.75	5.17	2.58	0.00
44	12.75	12.11	11.35	10.71	10.07	9.44	8.03	5.36	2.68	0.00
45	13.13	12.47	11.69	11.03	10.37	9.72	8.27	5.51	2.76	0.00
46	13.43	12.76	11.95	11.28	10.61	9.94	8.46	5.64	2.82	0.00
47	14.08	13.38	12.53	11.83	11.12	10.42	8.87	5.91	2.96	0.00
48	14.75	14.01	13.13	12.39	11.65	10.92	9.29	6.20	3.10	0.00
49	15.47	14.70	13.77	12.99	12.22	11.45	9.75	6.50	3.25	0.00
50	16.23	15.42	14.44	13.63	12.82	12.01	10.22	6.82	3.41	0.00
51	17.16	16.30	15.27	14.41	13.56	12.70	10.81	7.21	3.60	0.00
52	17.94	17.04	15.97	15.07	14.17	13.28	11.30	7.53	3.77	0.00
53	18.72	17.78	16.66	15.72	14.79	13.85	11.79	7.86	3.93	0.00
54	19.58	18.60	17.43	16.45	15.47	14.49	12.34	8.22	4.11	0.00
55	20.53	19.50	18.27	17.25	16.22	15.19	12.93	8.62	4.31	0.00
56	21.75	20.66	19.36	18.27	17.18	16.10	13.70	9.14	4.57	0.00
57	23.05	21.90	20.51	19.36	18.21	17.06	14.52	9.68	4.84	0.00
58	24.44	23.22	21.75	20.53	19.31	18.09	15.40	10.26	5.13	0.00
59	26.21	24.90	23.33	22.02	20.71	19.40	16.51	11.01	5.50	0.00
60	27.40	26.03	24.39	23.02	21.65	20.28	17.26	11.51	5.75	0.00
61	28.90	27.46	25.72	24.28	22.83	21.39	18.21	12.14	6.07	0.00
62	30.40	28.88	27.06	25.54	24.02	22.50	19.15	12.77	6.38	0.00
63	31.90	30.31	28.39	26.80	25.20	23.61	20.10	13.40	6.70	0.00
64	33.40	31.73	29.73	28.06	26.39	24.72	21.04	14.03	7.01	0.00
65	34.90	33.16	31.06	29.32	27.57	25.83	21.99	14.66	7.33	0.00
66	36.40	34.58	32.40	30.58	28.76	26.94	22.93	15.29	7.64	0.00
67	37.90	36.01	33.73	31.84	29.94	28.05	23.88	15.92	7.96	0.00
68	39.40	37.43	35.06	33.09	31.12	29.15	24.82	16.54	8.27	0.00
69	40.90	38.85	36.40	34.35	32.31	30.26	25.76	17.17	8.58	0.00

C-7

TABLE OF SURRENDER CHARGE FACTORS
Female Nicotine (Ages 0-20 are juvenile issues.)
Number of Full Policy Years Completed Since the Issue Date or Since Increase in Face Amount
Issue Age	0	1	2	3	4	5	6	7	8	9 or more
70	42.40	40.28	37.73	35.61	33.49	31.37	26.71	17.80	8.90	0.00
71	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
72	43.90	41.70	39.07	36.87	34.68	32.48	27.65	18.43	9.21	0.00
73	43.10	40.94	38.35	36.20	34.04	31.89	27.15	18.10	9.05	0.00
74	42.20	40.09	37.55	35.44	33.33	31.22	26.58	17.72	8.86	0.00
75	41.40	39.33	36.84	34.77	32.70	30.63	26.08	17.38	8.69	0.00
76	41.00	38.95	36.49	34.44	32.39	30.34	25.83	17.22	8.61	0.00
77	40.60	38.57	36.13	34.10	32.07	30.04	25.57	17.05	8.52	0.00
78	40.20	38.19	35.77	33.76	31.75	29.74	25.32	16.88	8.44	0.00
79	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00
80	38.80	36.86	34.53	32.59	30.65	28.71	24.44	16.29	8.14	0.00

C-8

The Statement of Additional Information (“SAI”) dated May 1, 2014 contains additional information about the Policy and the Variable Account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.

You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and its registered representatives at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”), describing its Public Disclosure Program.

SEC File No. 333-149540/811-09507

Statement of Additional Information

for the

Farmers EssentialLife® Variable Universal Life

Individual Flexible Premium Variable Life Insurance Policy

Issued Through

Farmers Variable Life Separate Account A

Offered by

Farmers New World Life Insurance Company

3003 - 77th Avenue, S.E.

Mercer Island, Washington 98040

Phone: (206) 232-8400

Service Center:

P.O. Box 724208

Atlanta, Georgia 31139

Phone: 1-877-376-8008 (toll free)

8:00 a.m. to 6:00 p.m. Eastern Time

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for Farmers EssentialLife Variable Universal Life, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2014 by calling 1-877-376-8008 or by writing to our Service Center at P.O. Box 724208, Atlanta, Georgia 31139.

This Statement incorporates terms used in the current Prospectus for each Policy.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Policy and the portfolios.

The date of this Statement of Additional Information is May 1, 2014.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Accumulation Unit. An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

Attained Age. The insured’s age on the issue date plus the number of Policy years completed since the issue date.

Beneficiary. The natural person(s) or entity(ies) you select to receive the Death Benefit Amount Payable from this Policy.

Business Day. Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term “Business Day” in this prospectus, it has the same meaning as the term “Valuation Day” found in the Policy.

Cash Surrender Value. The amount we will pay you if you fully surrender the Policy while it is in force. The Cash Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, minus any monthly deductions due and unpaid, and minus any outstanding loan amount.

Company (we, us, our, Farmers, FNWL). Farmers New World Life Insurance Company

Contract Value. The sum of the values you have in the subaccounts and the Fixed Account. If you have a loan outstanding, the Contract Value includes any amounts we hold in the loan account to secure the loan.

Death Benefit Amount Payable. The amount we will pay to the beneficiary when we receive proof of the insured’s death, equal to death benefit in effect as of the date of the insured’s death, minus any monthly deductions due and unpaid at the date of the insured’s death, minus any outstanding loan amount, plus the amounts to be paid under the terms of any riders you added to the Policy.

Face Amount. The dollar amount of insurance selected by the Owner; used to determine the death benefit. The Face Amount on the issue date is set forth on the Policy specifications page. You may increase or decrease the Face Amount under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial surrender, may affect the amount of the Face Amount. The actual Death Benefit Amount Payable we pay under the Policy may be more or less than the Face Amount.

Fixed Account. An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the Fixed Account are held in our General Account and are not part of, or dependent on, the investment performance of the variable account.

Fixed Account Value. The portion of your Contract Value allocated to the Fixed Account.

Fund(s). Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

General Account. The account containing all of Farmers’ assets, other than those held in its separate accounts.

Home Office. The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

Initial Premium. The amount you must pay before insurance coverage begins under this Policy.

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Insured. The natural person whose life is insured by this Policy.

Issue Age. The insured’s age as of the last birthday on the issue date.

Issue Date. The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your Initial Premium (minus the premium expense charge) in the Fixed Account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the Fixed Account until the reallocation date.

Loan Account Value. The portion of your Contract Value allocated to the loan account.

Lapse. When life insurance coverage ends without value because you have not made a sufficient payment by the end of a 61-day grace period. On any monthly due date, the Policy enters a 61-day grace period unless: (i) the Cash Surrender Value is positive, after deducting the monthly deduction that is due; or (ii) the Contract Value exceeds the outstanding loan amount and your Policy passes the Grace Premium Test (which requires that a minimum premium amount be paid).

Maturity Date. The Policy anniversary when the insured reaches age 121 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

Monthly Deduction. The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the risk charges of any attached riders, and any monthly underwriting and sales expense charge.

Monthly Due Date. The day of each month when we determine the monthly deductions and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE. The New York Stock Exchange

Outstanding Loan Amount. The total amount of all outstanding Policy loans, including both principal and interest due, minus the total amount of all loan repayments. We deduct an amount equal to the outstanding loan amount from the subaccounts and the Fixed Account and place it in the loan account as collateral for the loans. The loan account is part of our General Account. The outstanding loan amount, or loan account value, is defined as the “Policy Loan Balance” in the Policy.

Portfolio. A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Premium Class. A classification that affects the cost of insurance rate and the premium required to insure an individual.

Premiums. All payments you make under the Policy other than loan repayments. When we use the term “premium” in this prospectus, it generally has the same meaning as “Premium Payments” in the Policy, refers to planned or unplanned premium payments, and means a premium without a premium expense charge applied.

Premium Expense Charge. An amount deduced from each premium payment before the remainder of the premium payment is allocated to the subaccounts and/or Fixed Account based on your current allocation percentage for premium payments. Initial Premiums are assessed the premium expense charge, and the remainder is allocated to the Fixed Account until the reallocation date.

3

Reallocation Date. The date we reallocate any premium (plus interest) held in the Fixed Account to the subaccounts and/or Fixed Account as you directed in your application. The reallocation date is the record date, plus the number of days in your state’s right to examine period, plus 10 days.

Record Date. The date we record your Policy in our books as an in force policy.

Right-to-Examine Period. The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

Service Center. The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) is the administrator of the Policy. You can call the Service Center office toll-free at 1-877-376-8008.

Subaccount. A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

Surrender. The termination of the Policy at the option of the Owner.

Surrender Charge. The amount, based on the Face Amount, we charge you to fully surrender this Policy. The surrender charge is equal to (a) +(b), where (a) is the surrender charge for the Face Amount on the issue date; and (b) is the surrender charge for each increase in Face Amount. The surrender charge applies during the first nine Policy years and within nine years following any increase in the Face Amount.

Tax Code. The Internal Revenue Code of 1986, as amended.

Variable Account. Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

Written Notice. The written notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

you (your, Owner). The person entitled to exercise all rights as Owner under the Policy.

4

General Provisions

The Policy

The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, any attached reinstatement applications, any applications for changes, any revised Policy specifications page issued by us, any document we send you with instructions to attach it to your Policy, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application or in any amendments or supplements to application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy to:

•

conform the Policy, our operations, or the variable account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

•	assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•	reflect a change in the variable account’s operations.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for the insured in the application or in any amendments and supplements to the application. Therefore, if you make any material misrepresentation of a fact in the application (or in any amendments and supplements to the application), then we may contest the Policy’s validity, any increases in Face Amount, any reinstatement of the Policy, any attached rider, or may resist a claim under the Policy.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the issue date, or if reinstated, for two years during the insured’s lifetime from the effective date of reinstatement. In the absence of fraud, we will not contest any increase in Face Amount after the increase has been in force for two years during the insured’s lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the issue date, the Policy will terminate and our liability (or Death Benefit Amount Payable) is limited to an amount equal to the premiums paid, less any outstanding loan amount (which includes any interest you owe), and less any partial surrender amounts (not including processing fees) previously paid. A new two-year suicide period will apply from the effective date of any reinstatement or change from Option B (level death benefit option) to Option A (variable death benefit option) and to each increase in Face Amount starting on the effective date of each increase. During this two-year period, the Death Benefit Amount Payable will be limited to the amount that would have been

5

payable if the Policy change had not been made, plus any additional cost of insurance charges and monthly underwriting and sales expense charges that have been deducted from the Contract Value solely as a result of the Policy change.

Misstatement of Age or Gender

If the insured’s age or gender was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and gender based on the most recent deduction for cost of insurance. If the insured’s age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured’s correct age and gender.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

Resolving Material Conflicts

The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of Owners generally, or certain classes of Owners, and participating qualified retirement plans or participants in such retirement plans.

We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to

6

any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account’s investment in such portfolios, as appropriate.

Additional Information

Changing Death Benefit Options

•	After the first Policy year, you may change death benefit options or change the Face Amount (but not both, unless done simultaneously) once each Policy year.

•	You must make your request in writing and sign the request.

•	We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

•	We do not wish to increase the death benefits due to the insured’s health, occupation, avocations, or any factor that we believe has a bearing on the insured’s risk of death.

•	We conclude the insured has an excessive amount of insurance coverage

•	We conclude the Owner no longer has an insurable interest in the insured.

•	The effective date of the change will be the monthly due date following the date when we approve your request for a change.

•	The minimum premium will be recalculated.

•	We will send you a Policy endorsement with the change to attach to your Policy.

•	Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

From Option A (variable death benefit) to Option B (level death benefit)

•	We do not require evidence of insurability.

•	The Face Amount will change. The new Option B Face Amount will equal the Option A Face Amount prior to the change plus the Contract Value on the effective date of the change.

•	We will not impose an additional underwriting and sales expense charge on the portions of any increase in Face Amount due to a change in death benefit option.

•	The minimum premium will increase.

•

The change in option affects the determination of the death benefit since Contract Value is no longer added to the Face Amount. The death benefit will equal the new Face Amount (or, if higher, the Contract Value times the applicable death benefit percentage).

From Option B (level death benefit) to Option A (variable death benefit)

•	You must provide satisfactory evidence of insurability.

•

The Face Amount will change. The new Option A Face Amount will equal the Option B Face Amount prior to the change less the Contract Value on the effective date of the change, but the new Face Amount will not be less than the minimum Face Amount shown on your Policy specifications page.

•	We will not impose any partial surrender charge solely as a result of this change in Face Amount.

•	The minimum premium will decrease.

7

•

The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new Face Amount, and the death benefit will then vary with the Contract Value.

•	Any underwriting and sales expense charge on the Policy will not be reduced as a result of any decrease in the Face Amount.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

Settlement Options. If you surrender the Policy, or if the Policy matures, you may elect to receive the Cash Surrender Value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum Death Benefit Amount Payable proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the Fixed Account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on three things:

•	the amount of the surrender or Death Benefit Amount Payable proceeds on the surrender date, maturity date or insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

•	the specific option(s) you choose. The amount you would receive may depend on your adjusted age and gender.

If you select Option 1, 2, 3, or 4, as described below, and the payee dies before we have paid all amounts available under the selected option, we will pay any remaining amount to the contingent payee, and if none, then to the estate of the payee.

Option 1 – Interest Accumulation:

•	Your proceeds will earn interest at a rate of not less than 2.5% per year compounded annually.

•	We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

Option 2 – Interest Income:

•	You will receive income of at least $25 annually, $12.42 semi-annually, $6.19 quarterly, or $2.05 monthly for each $1,000 of proceeds.

•	Unless you direct otherwise, or the payee is a minor, the payee may withdraw the proceeds at any time.

•	After the first year, we may defer such withdrawal for up to six months.

8

Option 3 – Income - Period Certain:

•	We will pay installments for a specified period.

•	The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

Option 4 – Income - Amount Certain:

•	We will pay installments of a specified amount until the proceeds together with interest are paid in full.

•	We will credit interest at a rate of not less than 2.5% compounded annually.

Option 5 – Income - Life:

•	We will pay installments for the payee’s lifetime.

•	We will make payments for at least a specified guaranteed number of installments.

•	The amount of each installment will depend on the adjusted age and gender of the payee at the time the first payment is due.

•

We determine the adjusted age by calculating the age at the payee’s nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

First Payment Date	Adjusted Age is Age Minus
Prior to 2011	1 Year
2011 to 2020	2 Years
2021 to 2030	3 Years
2031 to 2040	4 Years
After 2040	5 Years

Tax Consequences. Even if the Death Benefit Amount Payable under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the Death Benefit Amount Payable after the insured’s death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

Dollar Cost Averaging

Under the Dollar Cost Averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the Fixed Account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more Accumulation Units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

You may cancel your participation in the program at any time.

You may enroll in the Dollar Cost Averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the Dollar Cost Averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the Dollar Cost Averaging program, your total Contract Value in the Fixed Account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the Fixed Account must be at least $100. If on any transfer date the amount remaining in the Fixed Account is less than the amount

9

designated to be transferred, the entire balance will be transferred out of the Fixed Account and applied pro-rata to the selected subaccounts, and the dollar cost averaging request will expire.

We may modify or revoke the Dollar Cost Averaging program at any time. There is no charge for participating in the Dollar Cost Averaging program. We do not assess transfer fees on dollar cost averaging transfers. The Dollar Cost Averaging program is not available if you elect to enroll in the Automatic Asset Rebalancing program discussed below.

Automatic Asset Rebalancing Program

If you select the Automatic Asset Rebalancing program (“AAR”), you can instruct us to automatically rebalance your money in the subaccounts each quarter to reflect your most recent instructions for allocating premiums. (The Automatic Asset Rebalancing Program may not be used to transfer amounts into and out of the Fixed Account.) Investment performance will likely cause any allocation percentages you selected to shift. With AAR, we will automatically make transfers among the subaccounts on the first day of each calendar quarter to bring your Policy back in line with the percentages you most recently provided to us.

For instance, assume you instructed us to put your Initial Premium into 5 subaccounts in equal proportions (20% in each) and you selected AAR on your application. Over the next few months, investment performance caused the percentage of your Contract Value in the 5 subaccounts to change so that the 5 subaccounts were 10%, 30%, 10%, 30% and 20% of your Contract Value. On the first day of the calendar quarter, we will transfer your money among the subaccounts so that 20% of your Contract Value is again in each of the 5 subaccounts.

If you select an asset allocation model on your application and you select AAR, then on the first day of each calendar quarter, we will automatically transfer money among the subaccounts to match the percentages in the original asset allocation model you select. Unless you instruct us to update the asset allocation model, AAR will rebalance your money in the subaccounts to the original model that was in place on the issue date (or to the model in place on the date you most recently told us to update the model).

Transfers under this program are not subject to the $100 minimum transfer limitation. There is no charge for using AAR and we do not charge a transfer fee for asset rebalancing. We do not include any money allocated to the Fixed Account in the rebalancing.

You can start and stop AAR at any time, and you can change your instructions at any time by submitting a request to the Service Center. Your AAR instructions are effective on the Business Day we receive them at the Service Center. We do not assess transfer fees on AAR transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

We may suspend or modify AAR at any time. The AAR program is not available if you elect to enroll in the Dollar Cost Averaging Program discussed above.

Subaccount Unit Value

The value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the variable account’s financial statements. The unit value may increase or decrease from one Business Day to the next.

The unit value of any subaccount at the end of a Business Day is calculated as:

A x B, where:

10

“A” is the subaccount’s unit value for the end of the immediately preceding Business Day; and

“B” is the net investment factor for the end of the most current Business Day.

The net investment factor is an index we use to measure the investment performance of a subaccount from one Business Day to the next. Each subaccount has a net investment factor for each Business Day that may equal or be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Business Day by the following formula:

X	– Z
Y

“X” equals:

1.	the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

2.	the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; minus

3.	the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; minus

4.	the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

“Y” equals the net asset value per portfolio share held in the subaccount as of the end of the preceding Business Day.

“Z” equals the daily equivalent of the annual mortality and expense risk charge for the Business Day times the number of days since the last Business Day. The mortality and expense risk charge is deducted from each subaccount on each Business Day.

Additional Information about Farmers and the Variable Account

Farmers New World Life Insurance Company (“Farmers”), is the stock life insurance company issuing the Policy. Farmers is located at 3003—77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers’ General Account supports the Fixed Account under the Policy.

Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. (“FGI”). FGI is a stock holding and management company. The ultimate controlling parent of FGI is Zurich Insurance Group LTD (formerly known as Zurich Financial Services LTD), a publicly traded holding company listed on the Swiss Exchange, but not publicly traded in the U.S.

Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 49 states and the District of Columbia. Farmers is not licensed in New York.

Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

11

We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our General Account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts. Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing coverage of $20,000,000 in the aggregate and $10,000,000 per occurrence (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

Third Party Administration Agreement

We have entered into a Master Administration Agreement (the “Agreement”) with McCamish Systems, L.L.C. (registered and known as “McCamish Systems, LLC Insurance Administrators” in the State of California only) (“McCamish”), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the variable account, including the processing of all premium payments, loans, requests for transfers, partial surrenders, and full surrenders, and the calculation of Accumulation Unit values for each Policy and the variable account.

Distribution of the Policies

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Farmers Financial Solutions, LLC (“FFS”) serves as the principal underwriter for the Policies. FFS is a Nevada limited liability company and its home office is located at 30801 Agoura Road, Bldg. 1, Agoura Hills, California 91301-2054. FFS is affiliated with Farmers through Farmers’ parent that provides management-related services to the parent companies of FFS. FFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates. FFS is a member of the FINRA and of the Securities Investor Protection Corporation. Currently, the Policies are sold through FFS’ sales representatives who are appointed as our insurance agents.

We pay commissions to FFS for sales of the Policies by its sales representatives. We also pay commissions to FFS for sales of other variable life insurance policies supported by the variable account. Prior to the date that sales of the Policies began, FFS received sales commissions with respect to the other variable life insurance policies supported by the variable account in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to FFS*	Aggregate Amount of Commissions Retained by FFS as Principal Underwriter
2009	$8,350,465	0
2010	$8,650,398	0
2011	$8,838,693	0
2012	$9,341,481	0
2013	$10,014,614	0

*	Includes sales commissions paid to FFS for other variable life insurance policies issued by Farmers.

FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm for the other variable life insurance policies supported by the variable account, FFS retained approximately $2,074,130 in commissions in 2013.

12

We pay for certain of FFS’ operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS’ sales representatives and managers. FFS’ sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS. During 2013, we paid FFS’s sales representatives and district managers $1,327,228 in bonus compensation for their sales of our other variable life insurance policies supported by the variable account.

We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS’ sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing at least the following information as of the end of the report period:

• the current Face Amount • the current Death Benefit Amount Payable • the Contract Value • the Cash Surrender Value	• any loans since the last report • premiums paid since the last report • all deductions since the last report • any outstanding loan amount

You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the Fixed Account.

Policy Owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial surrenders, loans, and full surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

Records

We and our agent, McCamish, maintain all records relating to the variable account and the Fixed Account.

Legal Matters

Legal matters with respect to our organization, our authority to issue variable life insurance policies, and the validity of the Policies has been passed upon by Garrett B. Paddor, Vice President, Corporate Secretary, and General Counsel.

Experts

The financial statements and schedules of Farmers New World Life Insurance Company as of December 31, 2013 and 2012, and for each of the years ended December 31, 2013, 2012 and 2011 (prepared in conformity with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington as described in Note 2 of the financial statements), and the financial statements of Farmers Variable Life Separate Account A as of December 31, 2013 and for each of the periods ended December 31, 2013 and 2012 included in this SAI have been so included in reliance on the reports of PricewaterhouseCoopers LLP, 1420 Fifth Avenue, Suite 1900, Seattle, Washington 98101, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

13

Other Information

We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

The audited statutory financial statements of Farmers New World Life Insurance Company as of December 31, 2013 and 2012, and for each of the years ended December 31, 2013, 2012 and 2011, prepared in accordance with accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Washington, which include the Independent Auditor’s Report, are included in the SAI. You should consider the financial statements of Farmers New World Life Insurance Company as bearing only upon our ability to meet our obligations under the Policies.

The audited financial statements of Farmers Variable Life Separate Account A as of December 31, 2013 and for the periods ended December 31, 2013 and 2012, as well as the Report of the Independent Registered Public Accounting Firm, are included in the SAI.

14

Index to Financial Statements

Farmers New World Life Insurance Company

Independent Auditor’s Report

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2013 and 2012

Statutory Statements of Operations for the Years Ended December 31, 2013, 2012 and 2011

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2013, 2012 and 2011

Statutory Statements of Cash Flows for the Years Ended December 31, 2013, 2012 and 2011

Notes to Statutory Financial Statements

Supplemental Schedule of Assets and Liabilities for the Year Ended December 31, 2013

Supplemental Summary Investment Schedule and Investment Risk Interrogatories for the Year Ended December 31, 2013

Farmers Variable Life Separate Account A

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2013

Statement of Operations for the Period Ended December 31, 2013

Statements of Changes in Net Assets for the Periods Ended December 31, 2013 and 2012

Notes to Financial Statements

F-1

Farmers New World Life

Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Financial Statements

December 31, 2013 and 2012 and

For the Years Ended December 31, 2013, 2012 and 2011

And Supplemental Schedules

As of and for the Year Ended December 31, 2013

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Index

December 31, 2013 and 2012

Page(s)

Independent Auditor’s Report	1–3

Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	4

Statutory Statements of Operations	5

Statutory Statements of Changes in Capital and Surplus	6

Statutory Statements of Cash Flows	7

Notes to Statutory Financial Statements	8–52

Supplemental Schedules

Supplemental Schedule of Assets and Liabilities	53–56

Supplemental Summary Investment Schedule and Investment Risk Interrogatories	57–61

Independent Auditor’s Report

To the Board of Directors and Stockholder of

Farmers New World Life Insurance Company

We have audited the accompanying statutory financial statements of Farmers New World Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2013, 2012 and 2011.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for the years ended December 31, 2013, 2012 and 2011.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years ended December 31, 2013, 2012 and 2011, in accordance with the accounting practices prescribed or permitted by the Washington State Office of the Insurance Commissioner described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2013 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities,

Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2013 and for the year then ended. The Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the Supplemental Schedule of Assets and Liabilities, Summary Investment Schedule and Investment Risk Interrogatories are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington

April 30, 2014

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2013 and 2012

(in thousands of dollars)	2013	2012

Admitted Assets
Bonds, at amortized cost (market value of $5,921,021 and $6,343,417)	$5,623,820	$5,641,805
Common stocks (cost of $0 and $45,000)	-	-
Mortgage loans on real estate	82,815	-
Investment real estate:
Properties held for the production of income, net	43,196	54,105
Properties held for sale, net	8,168	18,891
Contract loans	293,157	293,728
Other invested assets	24,333	1,016
Receivables for securities	211	7
Securities lending reinvested collateral	43,074	61,468
Cash, cash equivalents and short-term investments	80,190	56,960

Total cash and invested assets	6,198,964	6,127,980
Accrued investment income	66,398	66,188
Deferred and uncollected premiums	99,581	100,936
Other assets	60,412	75,895
Net deferred tax asset	101,028	112,875
Separate accounts	614,581	511,559

Total admitted assets	$7,140,964	$6,995,433

Liabilities
Aggregate reserves for life and annuity policies	$5,174,160	$5,148,533
Aggregate reserves for accident and health policies	3,272	2,787
Contract claims	46,601	49,976
Liability for deposit-type contracts	465,841	467,960
Premiums and annuity considerations received in advance	935	885
General expenses due and accrued	32,758	24,893
Taxes, licenses, and fees due and accrued	4,589	6,312
Current federal income taxes payable	58,662	14,892
Unearned investment income	403	428
Amounts withheld or retained by company as agent or trustee	416	477
Amounts held for agents’ account	5,162	5,404
Remittances and items not allocated	8,129	14,387
Interest maintenance reserve	38,007	40,020
Asset valuation reserve	30,930	28,780
Reinsurance in unauthorized companies	519	-
Securities lending collateral liability	43,074	61,468
Other liabilities	46,334	38,099
Separate accounts	614,581	511,559

Total liabilities	6,574,373	6,416,860

Capital and Surplus
Common capital stock ($1 par value, 25,000,000 shares authorized, 6,600,000 shares issued and outstanding December 31, 2013 and 2012, respectively)	6,600	6,600
Gross paid-in and contributed surplus	3,199	3,199
Unassigned surplus	556,792	568,774

Total capital and surplus	566,591	578,573

Total liabilities and capital and surplus	$7,140,964	$6,995,433

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Operations

Years Ended December 31, 2013, 2012 and 2011

(in thousands of dollars)	2013	2012	2011

Revenues
Premiums and annuity considerations	$469,259	$609,090	$630,230
Net investment income	338,012	297,779	311,585
Amortization of interest maintenance reserve	6,713	3,718	1,180
Commissions and expense allowances on reinsurance ceded	140,174	121,660	137,742
Reserve adjustments on reinsurance ceded	-	(48,018)	(47,347)
Leschi experience refund	-	112,747	-
Leschi recapture fee	97,520	-	-
Other	8,039	7,992	6,817

Total revenues	1,059,717	1,104,968	1,040,207

Benefits and expenses
Death and other benefits	263,131	243,476	241,224
Surrender benefits and other fund withdrawals	287,896	244,604	234,283
Interest on policy or contract funds	21,436	22,150	21,939
Increase in aggregate reserves	26,113	34,939	74,654
Commissions	75,003	81,828	82,344
General insurance expenses	174,523	165,588	167,879
Taxes, licenses and fees	24,245	23,354	22,957
(Decrease)/Increase in loading on deferred and uncollected premiums	(2,008)	3,681	5,134
Transfers (from)/to separate accounts	(12,734)	140	5,638
Aggregate write-ins for deductions	7	24	6

Total benefits and expenses	857,612	819,784	856,058

Net gain from operations before federal income taxes and realized capital gains	202,105	285,184	184,149
Federal income taxes	126,504	98,179	66,979

Net gain from operations before realized capital gains	75,601	187,005	117,170
Net realized capital gains, less capital gains taxes of $(6,088), ($8,638) and ($2,259) and transfers to interest maintenance reserve of $4,700, $25,389 and $16,914 at December 31, 2013, 2012 and 2011, respectively	19,931	22,581	20,009

Net income	$95,532	$209,586	$137,179

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Changes in Capital and Surplus

Years Ended December 31, 2013, 2012 and 2011

(in thousands of dollars)	Common Capital Stock	Gross Paid-In and Contributed Surplus	Aggregate Write-ins for Special Purpose Funds	Unassigned Surplus	Total Capital and Surplus

Balances at December 31, 2010	$6,600	$3,199	$54,350	$607,385	$671,534

Net Income	-	-	-	137,179	137,179
Change in net unrealized capital gains	-	-	-	(7,795)	(7,795)
Change in net deferred taxes	-	-	-	(7,136)	(7,136)
Change in nonadmitted assets	-	-	-	6,510	6,510
Change in reinsurance in unauthorized companies	-	-	-	(5,429)	(5,429)
Change in asset valuation reserve	-	-	-	(4,899)	(4,899)
Dividends to stockholder	-	-	-	(173,700)	(173,700)
Change in SSAP No. 10R net deferred income taxes	-	-	(12,335)	-	(12,335)
SSAP No. 3 deferred tax adjustment	-	-	-	(2,956)	(2,956)

Balances at December 31, 2011	6,600	3,199	42,015	549,159	600,973

Net Income	-	-	-	209,586	209,586
Change in net unrealized capital gains	-	-	-	298	298
Change in net deferred taxes	-	-	-	(22,125)	(22,125)
Change in nonadmitted assets	-	-	-	(2,621)	(2,621)
Change in reinsurance in unauthorized companies	-	-	-	5,429	5,429
Change in reserve on account of change in valuation basis	-	-	-	1,697	1,697
Change in asset valuation reserve	-	-	-	(4,632)	(4,632)
Dividends to stockholder	-	-	-	(220,000)	(220,000)
Change due to implementation on SSAP 101 - income tax	-	-	(42,015)	42,015	-
SSAP No. 3 deferred tax adjustment	-	-	-	9,968	9,968

Balances at December 31, 2012	6,600	3,199	-	568,774	578,573

Net Income	-	-	-	95,532	95,532
Change in net unrealized capital gains	-	-	-	44,980	44,980
Change in net deferred taxes	-	-	-	(9,821)	(9,821)
Change in nonadmitted assets	-	-	-	(4,003)	(4,003)
Change in reinsurance in unauthorized companies	-	-	-	(519)	(519)
Change in asset valuation reserve	-	-	-	(2,151)	(2,151)
Dividends to stockholder	-	-	-	(136,000)	(136,000)

Balances at December 31, 2013	$6,600	$3,199	$-	$556,792	$566,591

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statutory Statements of Cash Flows

December 31, 2013, 2012 and 2011

(in thousands of dollars)	2013	2012	2011

Cash from operations
Premiums collected net of reinsurance	$472,718	$606,277	$627,621
Net investment income	343,043	303,842	313,936
Miscellaneous income	245,733	242,399	144,560

Cash provided by operating activities	1,061,494	1,152,518	1,086,117

Benefits and loss related payments	598,217	555,216	544,003
Net transfers (from)/to separate accounts	(12,301)	84	2,285
Commissions, expenses paid and write-ins	224,873	303,762	273,728
Federal and foreign income taxes paid	76,647	65,334	75,084

Cash used in operating activities	887,436	924,396	895,100

Net cash from operations	174,058	228,122	191,017

Cash from investments

Proceeds from investments sold, matured or repaid:
Bonds	1,287,153	1,474,151	879,182
Common and preferred stocks	45,000	108	260
Mortgage loans	-	13	5
Real estate	30,406	-	-
Other invested assets	780	771	37,403
Net gains on cash, cash equivalents and short-term investments	-	3	29
Miscellaneous proceeds	24,095	8,465	64,632

Cash provided by investing activities	1,387,434	1,483,511	981,511

Cost of investments acquired (long-term only):

Bonds	1,266,179	1,556,307	951,058

Mortgage loans	82,815	-	-
Real estate	1,474	3,200	3,299
Other invested assets	24,007	-	-
Miscellaneous applications	204	56,453	2,341

Cash paid for investing activities	1,374,679	1,615,960	956,698

Net (decrease)/increase in contract loans and premium notes	(642)	(2,434)	2,292

Net cash provided by/(used in) investments	13,397	(130,015)	22,521

Cash from financing and miscellaneous sources
Net (withdrawals)/deposits on deposit-type contracts and other insurance liabilities	(2,119)	9,735	5,018
Dividends to stockholder	(136,000)	(220,000)	(173,700)
Other cash (applied)/provided	(26,106)	43,276	(35,645)

Net cash used by financing and miscellaneous sources	(164,225)	(166,989)	(204,327)

Net change in cash, cash equivalents and short-term investments	23,230	(68,882)	9,211

Cash, cash equivalents and short-term investments
Beginning of year	56,960	125,842	116,631

End of year	$80,190	$56,960	$125,842

The accompanying notes are an integral part of these statutory financial statements.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

1.	Nature of Operations

The Company

The accompanying financial statements include the accounts of Farmers New World Life Insurance Company (the “Company”), a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group (“ZIG”). FGI has attorney-in-fact relationships with three inter-insurance exchanges: Farmers Insurance Exchange, Fire Insurance Exchange, and Truck Insurance Exchange (the “Exchanges”).

The Company is a stock life insurance company domiciled in the state of Washington and is subject to regulation by the Washington State Office of Insurance Commissioner (“OIC”). It is also subject to regulation by the states in which it transacts business. The Company owned 100% of the common stock of Leschi Life Assurance Company (“Leschi”), a special purpose financial captive that was domiciled and licensed in the state of South Carolina, which was dissolved in December 2013 with the approval of the South Carolina Department of Insurance (SC DOI).

Nature of Operations

The Company concentrates its sales activities in the individual life insurance and annuity markets. Principal lines of business include traditional whole life, universal life and variable universal life, as well as term life insurance products. Additionally, the Company offers flexible and single premium deferred annuities and single premium immediate annuities.

The Company and the Exchanges operate using federally registered trade names, including Farmers Insurance Group of Companies, Farmers Insurance Group, Farmers, Farmers New World Life and Farmers Life. The Company and the Exchanges distribute their respective insurance products through a common network of direct writing agents and district managers. As of December 31, 2013, this network consisted of approximately 12,813 direct writing agents and approximately 324 district managers, each of whom is an independent contractor.

Each agent is required to first submit business to the insurers in the Farmers Insurance Group of Companies within the classes and lines of business written by such insurers.

The Company is currently licensed in 49 states and the District of Columbia.

Business Risks

The Company operates in a business environment that is subject to various risks and uncertainties, including but not limited to, mortality risk, market risk, interest rate risk and legal and regulatory changes. The Company is subject to various state and federal regulatory authorities. The potential exists for changes in regulatory initiatives that could result in additional, unanticipated expenses to the Company.

Existing federal laws and regulations affect the taxation of life insurance products and insurance companies. There can be no assurance as to what, if any, future legislation might be enacted, or if enacted, whether such legislation would include provisions with possible negative effects on the Company’s life, accident and health or annuity products.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformity with accounting practices prescribed or permitted by the OIC.

The OIC only recognizes statutory accounting practices prescribed or permitted by the State of Washington for reporting the financial condition and results of operations of an insurance company for the purposes of determining its compliance with the Washington Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Washington. The Commissioner of Insurance of the OIC has the power to permit other specific practices that may deviate from prescribed practices.

The Company did not use any permitted practices that differ from NAIC statutory accounting practices (SAP) as of December 31, 2013 and December 31, 2012. In 2012, the Company had previously followed a practice prescribed by the State of Washington with regard to real estate acquired through foreclosure that differed from the NAIC Life Annual Statement Instructions and the NAIC Manual. Washington State Insurance Code RCW 48.13.170 formerly required real property acquired by an insurer pursuant to loans, mortgages, liens, judgments, or other debts, to be disposed of within five years after the date of acquisition. Assets that were not disposed of within five years after the date of acquisition were reported as non-admitted assets. As of December 31, 2012, the Company reported two properties acquired through foreclosure as non-admitted assets in the amount of $3,396,000 resulting in a reduction to capital and surplus as determined based on NAIC SAP as a result of this prescribed practice. Beginning in 2013 the Company no longer non-admitted the two properties acquired through foreclosure as the Insurance Code RCW 48.13.170 had expired.

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed or permitted by the OIC are shown below as of December 31, 2013 and 2012. These practices prescribed or permitted by the OIC do not have an impact on net income.

(in thousands of dollars)	Description	State of Domicile	2013	2012
Statutory surplus, state basis		Washington	$566,591	$578,573

State prescribed practices that decrease NAIC SAP	RCW 48.13.170 - Nonadmission of real estate acquired through foreclosure not disposed of within five years of acquisition date.	Washington	-	(3,396)

Statutory surplus, NAIC SAP		Washington	$566,591	$581,969

The effects on the financial statements of the variances between statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Statutory accounting practices differ from GAAP in the following respects:

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Investments

Investments in bonds are stated at amortized cost or at values required by the NAIC. Under GAAP, bonds are carried at fair value or amortized cost based upon management’s intent as to whether bonds are available for sale or will be held until maturity.

Asset Valuation Reserve

The asset valuation reserve (“AVR”) is determined by NAIC prescribed formulas, which establish a provision for the risk of asset defaults, and is reported as a liability with changes recorded directly to unassigned surplus. Under GAAP, no such liability is established.

Interest Maintenance Reserve

An interest maintenance reserve (“IMR”) is provided as required by the NAIC in order to defer certain realized investment gains and losses, net of tax, related to interest rate fluctuations, and to amortize such gains and losses through operating income over the remaining life of the securities sold. Any net unamortized deferred losses are nonadmitted and charged directly to unassigned surplus. No such reserve is required by GAAP.

Life Policy and Contract Reserves

Life policy and contract reserves under statutory accounting practices are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience, unless annual cash flow testing reveals the need to hold reserves in excess of the normal statutory reserves. GAAP requires that policy reserves for traditional products be based upon the net level premium method utilizing management’s best estimate of mortality, interest, and withdrawals prevailing when the policies were sold, except that for traditional life products, a provision for adverse deviations is used to make the reserves higher than best estimate assumption would require. For interest sensitive products, the GAAP policy reserve is determined using the retrospective deposit method and is equal to the policy fund balance, before surrender charges.

Acquisition Costs

Under statutory accounting practices, costs of acquiring new business are charged to operations in the year such costs are incurred. Under GAAP, such costs are deferred and amortized over the premium paying period of the policies for traditional products, or as a level percentage of gross profits for interest sensitive products.

Recognition of Revenue and Related Expenses

Under statutory accounting practices, life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance policies or reinsurance contracts. Deposits received on contracts that do not incorporate policyholder mortality or morbidity risks are recorded directly to liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the summary of operations when earned under the terms of the contract. Expenses incurred in connection with acquisition of new insurance business, including acquisition costs such as sales commissions, are expensed as incurred in the statement of operations. Under statutory accounting practices, deferred premiums, representing gross premiums less loading, are reported as an admitted asset.

For GAAP purposes, premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole and term life insurance policies, are recognized as revenues when due. Under GAAP, revenues for universal

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

life insurance policies and for investment products consist of policy charges for the cost of insurance, interest earned, policy administration charges, and surrender charges assessed against policyholder account balances during the year. Expenses related to these products include interest credited to policy account balances, benefit claims incurred in excess of policy account balances and commissions and expense allowances on reinsurance assumed. Revenues also include commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded. Under GAAP, uncollected premiums are stated at gross amounts and deferred premiums are reflected as a reduction of the related aggregate reserve.

Reinsurance

Under statutory accounting practices, reinsurance reserves and reinsurance recoverable on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively. Under GAAP, these reinsurance amounts are reflected as an asset.

Federal Income Taxes

Under statutory accounting practices, deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Deferred income tax assets are reduced by a valuation allowance if it is more likely than not some portion or all of the deferred tax assets will not be realized. In addition to a valuation allowance, statutory accounting limits deferred tax assets to their admissible amount according to a prescribed formula. Changes in deferred income tax assets and liabilities are reported as adjustments to surplus. Under GAAP, changes in deferred income taxes are included in income tax expense or benefit and are allocated to continuing operations, discontinued operations, extraordinary items and items charged directly to shareholders equity consistently with the pre-tax income item to which they relate.

Nonadmitted Assets

Under statutory accounting practices, certain assets, such as electronic data processing equipment and software, furniture and equipment, receivables over 90 days past due and certain deferred tax assets, are considered nonadmitted assets for statutory purposes as they may not be fully realizable at their carrying values in a liquidation scenario and, therefore, these nonadmitted assets and any changes in such assets are charged directly to unassigned surplus. There are no nonadmitted assets for GAAP purposes.

Separate Accounts

Separate accounts assets are carried at fair value. Separate accounts liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Under GAAP these investment amounts and resulting changes in separate account liabilities are shown gross. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company and do not differ from GAAP.

Statement of Cash Flows

The statutory basis statement of cash flows is presented as required and differs in certain respects from the GAAP presentation.

Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the OIC requires management to make estimates and assumptions that affect the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Separate Accounts

The Company issues variable universal life (“VUL”) and is licensed to issue deferred variable annuity contracts although it suspended issuance of variable annuities, effective September 30, 2012. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Life Accumulator VUL and deferred variable annuity contracts are held in the Separate Accounts (the “Accounts”), which are legally segregated from the general assets of the Company.

Please see Note 16 for additional information on separate accounts.

Aggregate Reserves for Life and Annuity Policies

Life reserves are based on mortality tables approved by the NAIC using statutory specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum required by the OIC.

•	Reserves for life insurance are based on the American Experience, 1941, 1958, 1980 or 2001 Commissioner’s Standard Ordinary (“CSO”) and Commissioners Extended Term (“CET”) mortality tables with interest rates from 2.25% to 6.00%. For certain term insurance plans issued on or after January 1, 2000, the Company calculates deficiency reserves using valuation mortality rates representative of actual Company experience, as permitted by the Valuation of Life Insurance Policies Model Regulation of the NAIC.

•	Reserves for deferred annuities, including variable annuities, are based on 1971 Individual Annuity Mortality (“IAM”), 1983 Table A, Annuity 2000, or 1994 Guaranteed Minimum Death Benefit mortality tables with interest rates from 3.00% to 6.00%.

•	Reserves for equity-indexed annuities are based on 1983 Table A or Annuity 2000 mortality tables with interest rates from 4.25% to 5.75%.

•	Reserves for immediate annuity contracts, other than structured settlements, are based on the Annuity Table for 1949, 1971 IAM, 1983 Table A or Annuity 2000 mortality tables with interest rates from 3.00% to 4.50%.

•	Reserves for structured settlement annuities are based on the 1983 Table A mortality table with interest rates from 4.75% to 7.00%. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach and are compliant with the approach specified by Actuarial Guideline 9A of the NAIC.

The Company waives deduction of deferred fractional premiums upon the death of the insured. For all plans, with the exception of its universal life plans, any portion of the final premium beyond the month of death is returned. For universal life plans, premiums beyond the date of death are not refunded. Surrender values are not promised in excess of the legally computed reserves.

For certain universal life policies, reserves for substandard lives are not separately identified and are calculated in the aggregate. For all other life policies, substandard lives are charged an extra premium plus the regular gross premium for the rated issue age. For the Farmers Level Term 2000 plan group and the Farmers Value Term group, the reserve is the standard interpolated

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

terminal reserve at the rated age, plus the regular net unearned premium reserve at the rated age, plus an additional gross unearned premium reserve using the substandard extra premium charge for the premium payment mode. For all other plan groups, mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, a substandard reserve of one-half of the annualized substandard extra premium charge. The reserves held for structured settlement annuity contracts with a substandard rating are based on a rated age approach.

As of December 31, 2013 and 2012, the Company had approximately $9,295,881,000 and $10,015,133,000, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the OIC. The Company does not utilize anticipated investment income as a factor in the premium deficiency calculation.

For tabular interest on annuities involving life contingencies, the tabular less actual reserve released, and the tabular cost have been determined by formula. For annuities and other deposits not involving life contingencies the tabular interest was determined by one of the following methods: 1) serially using the actual interest credited to funds on deposit for the year, or 2) estimated in the aggregate from the beginning and the ending balances, assuming a uniform distribution of cash flows during the year, and the average statutory valuation interest rate.

Unpaid Loss/Claim Adjustment Expenses

The Company accrues an operating expense for the cost of settling benefit claims incurred in the current period, with settlement in future periods. The estimate is based upon the time duration of expected transactions and the total expected costs of settlement, including overhead expenses for each transaction. The balance in the liability for the unpaid loss/claim adjustment expense as of December 31, 2013 and 2012 was approximately $1,108,000 and $679,000, respectively.

Reinsurance

Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Investments

Investments are valued as prescribed by the NAIC and as required by the OIC. Security transactions are recorded on a trade date basis and private placements are recorded on a funding date basis. Investments are recorded on the following bases:

•

Bonds–at cost, adjusted for amortization of premium or discount. Bonds with NAIC designations of 6 are reported at the lower of amortized cost or fair value. Discount or premium on bonds is amortized using the interest method on a retrospective basis. A yield to worst amortization method is used to take into consideration any bond call or sinking fund feature. Loan-backed securities are amortized using the interest method including anticipated prepayments at the date of purchase. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method except for interest-only mortgage-backed securities, which use the prospective method. The Company uses the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

retrospective method and has elected to use book value as of January 1, 1994, as the cost for loan-backed securities purchased prior to January 1, 1994, where historical cash flows are not readily available.

•	Common stocks–The Company had sole ownership in a subsidiary, Leschi. It was accounted for under the equity method. As of December 31, 2009, the Company ceased applying the equity method when the carrying value of Leschi was reduced to zero because the Company had not guaranteed any of the obligations of Leschi and was not committed to providing further financial support for Leschi. The Company resumed applying the equity method in October 2013 when Leschi’s reserves were recaptured and its surplus notes were repaid. This caused the $45,000,000 unrealized loss that had been recorded in 2009 to be reversed. In December 2013, the Company redeemed its common stock investment in Leschi. See Note 6 for more information on the Leschi recapture, retro-cession and dissolution.

•	Mortgage loans–at the aggregate unpaid balance less allowance for uncollectible amounts. The Company measures impaired loans based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, as a practical expedient, at the loan’s observable market price or the fair value of the collateral, if the loan is collateral dependent. The Company had no impaired loans as of December 31, 2013. Interest income on impaired loans is recognized to the extent the borrower is currently paying interest according to their contractual obligation. Any future cash receipts will be identified as either reductions of principal or interest income depending on the facts and circumstances of the individual loan’s investment and the risk profile of the collateral.

•	Real estate, including related improvements–at the depreciated historical cost or market if impaired. Depreciation is provided on a straight-line basis over 30 years, which is the estimated life of the properties. Real estate acquired in satisfaction of debt is recorded at estimated fair value at the date of foreclosure. Accumulated depreciation for real estate as of December 31, 2013 and 2012 is approximately $37,710,000 and $41,056,000, respectively. Cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to the estimated fair value with the impairment loss being included in realized losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. The amount of impairment recognized in 2013, 2012 and 2011 was $0, $0 and $2,295,000, respectively. In December 2013, the Company reclassified one property, Westerre II, as held for sale in the amount of $8,168,000 as part of the Company’s investment real estate strategy. The expected disposal date of the property held for sale is within 12 months of the date of reclassification.

•	Contract loans–at unpaid balances, not in excess of policy cash surrender value.

•	Other invested assets–these balances consist of the Company’s investment in joint ventures and hedge funds. The Company’s investment in joint ventures, hedge funds and partnerships are reported based upon the Company’s proportionate share of the underlying equity of the investee with changes in value being recorded as a component of net unrealized gains or losses in surplus. During 2013, the Company invested $24,007,000 in FLREC, LLC, a wholly owned subsidiary, which invests in real estate. The Company recognized no impairment losses for the period ended December 31, 2013 and total impairment losses of $29,000 and $84,000 for its investments in joint ventures, partnerships and limited liability companies for the periods ended December 31, 2012 and 2011, respectively. The circumstances leading to impairments were the other-than-temporary declines of the fair value of these investments.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

•	Securities lending reinvested collateral assets-at cost or amortized cost.

•	Short-term investments–at cost or amortized cost.

Realized gains and losses on sales of investments, recognized in the statement of operations, are determined based on the sale price and carrying value of the specific security. The unrealized gains or losses on common stocks, hedge fund and options are accounted for as direct increases or decreases in statutory unassigned surplus, and have no effect on the statement of operations.

Changes in interest rates have a direct, inverse impact on the fair value of fixed income investments. It is reasonably possible that changes in interest rates will occur in the near term and could, as a result of such changes, have a material impact on the fair value of fixed income investments. If a decline in the fair value of an individual investment, except for loan-backed securities, is considered to be other-than-temporary, the difference between amortized book value or original cost and fair value is recorded as a realized investment loss. If the fair value of loan-backed securities declines below its amortized cost basis, the Company determines whether the decline is other-than-temporary. Loan-backed securities with evidence of deterioration of credit quality and for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of cash flows expected to be received.

Investment Income Due and Accrued

Investment income due and accrued with amounts over 90 days past due are nonadmitted. Nonadmitted investment income due and accrued as of December 31, 2013 and 2012 was $342,000 and $303,000, respectively.

Federal Income Taxes

The Company has applied the NAIC Statement of Statutory Accounting Principles (“SSAP”) No. 101, “Income Taxes.” Income tax incurred is recognized by applying the enacted income tax law. Deferred income taxes are provided for temporary differences between the financial statement and tax bases of assets and liabilities at the end of each year based on enacted tax rates. Changes in admitted deferred income tax assets and liabilities are recognized as adjustments to surplus. Deferred tax assets are first subjected to a valuation allowance assessment and then are admitted to the extent they meet specific criteria but are limited to the amount of gross deferred tax assets expected to be reversed within a limited time period and are limited to 15% of adjusted capital and surplus. The reversal and surplus limitation parameters in the admission tests are determined based on the risk-based capital levels.

The significant tax jurisdiction for the Company is U.S. federal tax. The tax years 2007 and prior for U.S. federal tax are closed to tax authority examinations. The Company records any potential net interest and penalties in the income tax expense component of the statement of operations. During 2013 and 2012, the Company did not accrue any interest and penalties related to income tax contingencies.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Leases

The Company has a long-term lease commitment with options to renew at the end of the lease period. Operating lease payments are charged to the income statement in the period in which they are incurred. See Note 14 for additional information on lease commitments.

Death, Disability and Other Benefits

Death and disability benefits represent the estimated ultimate net cost of all reported and unreported claims incurred through year end. Such estimates are based on projections applied to historical claim payment data.

Electronic Data Processing Equipment

Depreciation on electronic data processing equipment, an admitted asset, is calculated using the straight-line basis over 3 years. Accumulated depreciation on electronic data processing equipment as of December 31, 2013 and 2012 was approximately $111,000 and $135,000, respectively. Electronic Data Processing Equipment was fully depreciated as of December 31, 2013 and 2012.

Depreciation expense on assets was approximately $0, $0 and $2,000 for each year ended December 31, 2013, 2012 and 2011, respectively, and has been included in general insurance expenses.

Financial Instruments and Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash, investments, and reinsurance receivables and payables.

The Company cedes insurance risk to various reinsurance companies rated A- or better by A.M. Best. The Company’s management reviews the financial strength of its reinsurers at the inception of a reinsurance contract and periodically thereafter for the purpose of assessing the financial ability of the reinsurers to perform. Management believes that its reinsurers have the financial strength to perform on their financial obligations.

The Company places its cash with high credit quality institutions. At times, such amounts may be in excess of the FDIC insurance limits. Management believes that risk with respect to these balances is minimal, due to the high credit quality of the depositories.

Accounting Changes and Corrections of Errors

On November 6, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contained changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provided that elements of the expanded deferred tax asset admissibility guidance was no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also required gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance set a more likely than not threshold for recording of contingent tax liabilities. The aggregate write-ins for special surplus funds were reclassified to unassigned surplus at the time of the adoption in 2012. The cumulative effect of adoption had no impact on the total capital and surplus of the Company.

In 2011, the Company discovered that its deferred tax asset at December 31, 2010 was overstated. The impact of reversing this overstatement in 2011 was reported as a SSAP No. 3 “Accounting

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Changes and Corrections of Errors” adjustment in the amount of $(2,956,000). The Company determined that the gross deferred tax asset as of December 31, 2011 was correctly stated, however, the net admitted deferred tax asset was understated. In 2012 the impact of admitting this additional deferred tax asset was also reported as a SSAP No. 3 adjustment in the amount of $9,968,000.

See Note 12 for additional disclosures related to the Company’s federal income taxes.

Change in Valuation Basis

There were no changes in reserve valuation bases in 2013.

In 2012, the Company changed the reserve calculation method for its Level Term 2000 products to comply with the WSR 12-06-027 amendment to WAC 284-74-340 that became effective in April 2012, The “General Calculation Requirements for Basic Reserves and Premium Deficiency Reserves”. The impact of this change on the Company’s reserves net of reinsurance for periods ending December 31, 2011 and prior was a decrease of $1,697,000 in aggregate reserves for life contracts. The net impact on the Company’s surplus for the period ending December 31, 2011 and prior was an increase of $1,697,000.

Statements of Cash Flows

For purposes of the statement of cash flows the following are included: cash, cash equivalents and short-term investments. Short-term investments consist principally of money market funds with remaining maturities at date of purchase of 12 months or less.

Reclassification

Certain prior year amounts have been reclassified to conform to the current year’s presentation. These reclassifications have no effect on net income or capital and surplus as previously reported.

3.	Investments

The components of investment income by type of investment for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011

Bonds	$262,699	$279,493	$292,712
Common stocks of affiliates	57,878	-	-
Investment real estate	8,648	10,137	9,664
Contract loans	22,414	22,532	22,793
Short-term investments	26	33	71
Other	670	166	60

Gross investment income	352,335	312,361	325,300
Less: Investment expenses	(14,323)	(14,582)	(13,715)

Net investment income	$338,012	$297,779	$311,585

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Investment expenses included the following fees paid to the Company’s various affiliated investment managers:

In 2013, 2012 and 2011, the Company’s investment expense included fees of approximately $235,000, $212,000 and $232,000, respectively, to its Parent Company, FGI.

In 2013, 2012 and 2011, the Company’s investment expenses included fees of approximately $104,000, $199,000 and $162,000, respectively, to Zurich Investment Services.

In 2013, 2012 and 2011, the Company’s investment expenses included fees of approximately $1,586,000, $1,261,000 and $1,415,000, respectively, to Zurich Group Investments.

In 2013, 2012 and 2011, the Company’s investment expenses included fees of approximately $386,000, $600,000 and $728,000, respectively, to Zurich Alternative Asset Management.

Realized Gains and Losses

Realized gains and losses on sales, redemptions and impairments of investments are determined based on the actual cost of the securities. Realized investment gains and losses for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011

Bonds	$8,816	$37,885	$26,934
Preferred stocks	-	74	223
Short-term investments	-	1	8
Investment real estate	7,669	-	(2,295)
Other	2,058	1,372	9,794

	18,543	39,332	34,664

Transfer to interest maintenance reserve	(4,700)	(25,389)	(16,914)
Add: Tax expense on net realized gains	6,088	8,638	2,259

Net realized gains	$19,931	$22,581	$20,009

Impairment losses included in realized gains and losses above, for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	2013	2012	2011

Bonds	$-	$(2,198)	$(171)
Preferred stocks	-	-	-
Investment real estate	-	-	(2,295)
Other	-	(29)	(84)

	$-	$(2,227)	$(2,550)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Unrealized Gains and Losses on Common Stock

The Company held no investments in common stock as of December 31, 2013. Gross unrealized gains and losses pertaining to Leschi common stock as of December 31, 2012 were $(45,000,000).

(in thousands of dollars)	Gains	Losses	Net

2012
Common stock
Industrial and miscellaneous (affiliated)	$-	$(45,000)	$(45,000)

Total common stock	$-	$(45,000)	$(45,000)

Unrealized Gains and Losses on Bonds and Redeemable Preferred Stocks

Amortized cost, gross unrealized gains, gross unrealized losses, and estimated fair value of bonds and preferred stocks as of December 31, 2013 and 2012 are as follows:

	2013
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$622,622	$9,454	$(35,207)	$596,869
All other governments	28,085	1,085	(183)	28,987
States, territories and possessions	16,949	1,175	(5)	18,119
Political subdivisions	42,290	5,215	(189)	47,316
Special revenues	141,149	14,659	(694)	155,114
Industrial and miscellaneous	3,229,127	262,546	(29,357)	3,462,316
Hybrid securities	9,655	3,126	-	12,781

Total bonds	4,089,877	297,260	(65,635)	4,321,502
Loan-backed securities	1,533,943	80,533	(14,957)	1,599,519

Total fixed maturities	$5,623,820	$377,793	$(80,592)	$5,921,021

	2012
(in thousands of dollars)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Bonds
U.S. governments	$628,828	$21,074	$(2,128)	$647,774
All other governments	19,272	1,886	-	21,158
States, territories and possessions	16,979	3,421	-	20,400
Political subdivisions	42,294	10,521	-	52,815
Special revenues	151,213	33,830	-	185,043
Industrial and miscellaneous	2,987,483	487,495	(1,115)	3,473,863
Hybrid securities	9,655	3,403	-	13,058

Total bonds	3,855,724	561,630	(3,243)	4,414,111
Loan-backed securities	1,786,081	145,913	(2,688)	1,929,306

Total fixed maturities	$5,641,805	$707,543	$(5,931)	$6,343,417

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Unrealized Losses on Fixed Maturities and Equity Securities

Estimated fair value and gross unrealized losses of fixed maturities and equity securities as of December 31, 2013 and 2012 were as follows:

	2013
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$432,895	$(34,605)	$6,682	$(1,673)
Industrial and miscellaneous	708,697	(28,451)	9,180	(906)

Total bonds	1,141,592	(63,056)	15,862	(2,579)
Loan-backed securities	415,799	(14,264)	10,196	(693)

Total fixed maturities	$1,557,391	$(77,320)	$26,058	$(3,272)

	2012
	Unrealized Losses Less Than 12 Months		Unrealized Losses 12 Months or Greater
(in thousands of dollars)	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses

Fixed maturities
Bonds
U.S. governments	$264,629	$(2,128)	$-	$-
Industrial and miscellaneous	84,962	(1,081)	7,421	(34)

Total bonds	349,591	(3,209)	7,421	(34)
Loan-backed securities	82,387	(788)	29,130	(1,900)

Total fixed maturities	$431,978	$(3,997)	$36,551	$(1,934)

Equity securities
Industrial and miscellaneous (affiliated)	$-	$-	$-	$(45,000)

Total equity securities	$-	$-	$-	$(45,000)

As of December 31, 2013, fixed maturities represented 100% of the Company’s total unrealized loss amount, which was comprised of 263 securities. The Company holds 3 fixed maturity securities that are in an unrealized loss position in excess of 20%.

Fixed maturities in an unrealized loss position for less than 12 months were comprised of 253 securities, of which 57.5%, or $896,058,000, were comprised of securities with fair value to amortized cost ratios at or greater than 95%. The majority of these securities are investment grade fixed maturities that have decreased in market values due to changes in interest rates since the date of purchase.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Fixed maturities in an unrealized loss position for 12 months or more as of December 31, 2013 were comprised of 10 securities, with a total fair value of approximately $26,058,000. The decline in market value for these securities is primarily attributable to changes in interest rates. A variety of data is reviewed, including the aging and severity of unrealized losses, watch lists distributed by the asset managers, deviations in market prices between months, and results of tests indicating if any bond holdings with unrealized losses have a credit rating below investment grade for 12 consecutive months. If a fixed maturity security, except for loan-backed securities, is deemed other-than-temporarily impaired, then the security’s book value basis is written down to current market value with the Company recognizing an impairment loss in current period’s earnings.

For loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received.

Because the decline in market value is attributable to changes in interest rates and not credit quality and because the Company has the ability and intent to hold these investments until a recovery of fair value, which may be maturity, the Company does not consider these investments to be other-than-temporarily impaired as of December 31, 2013.

Loan-Backed Securities

There were no loan-backed securities impaired during 2013 due to intent to sell or inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost basis. Loan-backed securities with evidence of deterioration of credit quality for which it is probable that the Company will be unable to collect all contractually required payments receivable, are written down to the present value of expected cash flows to be received. In determining the impairments for loan-backed securities, a review of default rate, credit support and other key assumptions is made on the security level.

Subprime Mortgage Related Risk Exposure

Generally, direct subprime exposures are identified based upon consideration of the following types of features: interest rate above prime to borrowers that do not qualify for prime rate loans; borrowers with low credit ratings (FICO scores); interest only or negative amortizing loans; unconventionally high initial loan-to-value ratios; unusually low initial payments based on a fixed introductory rate that expires after a short initial period and then adjusts to an unusually high rate based upon a variable index rate plus a margin; borrowers with less than conventional documentation of their income and/or net assets; very high or no limits on how much the payment amount or the interest rate may increase or loans that include substantial prepayment penalties and/or prepayment penalties that extend beyond the initial interest rate adjustment.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The Company has no direct exposure through investments in subprime mortgage loans. The following table details the Company’s direct exposure to subprime risk through other investments as of December 31, 2013:

(in thousands of dollars)	Actual Cost	Book/Adjusted Carrying Value (Excluding Interest)	Fair Value	Other-Than- Temporary Impairment Losses Recognized

Residential mortgage-backed securities	$20,953	$20,931	$20,901	$-
Other assets	269	326	326	-

Totals	$21,222	$21,257	$21,227	$-

Maturities of Bonds

The amortized cost and estimated fair value of bonds and preferred stocks, by contractual maturity, at December 31, 2013 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalty:

(in thousands of dollars)	Amortized Cost	Estimated Fair Value

Due to 1 year or less	$224,062	$227,468
Due after 1 year through 5 years	876,621	933,847
Due after 5 years through 10 years	1,484,156	1,511,048
Due after 10 years	1,505,038	1,649,139

	4,089,877	4,321,502

Loan-backed securities	1,533,943	1,599,519

Total bonds	$5,623,820	$5,921,021

Sales of Bonds, Preferred Stocks and Common Stocks

The gross gains, gross losses and proceeds from sales on bonds, preferred stocks and common stocks for the years ended December 31, 2013, 2012 and 2011 are as follows:

(in thousands of dollars)	Gross Gains	Gross Losses	Proceeds

2013

Bonds	$10,720	$(5,607)	$667,025

2012

Bonds	$41,906	$(4,163)	$1,002,108

2011

Bonds	$29,155	$(2,107)	$520,828

Bonds with an amortized cost of approximately $3,895,000 and $3,903,000 were on deposit with regulatory authorities at December 31, 2013 and 2012, respectively, to satisfy regulatory requirements. The fair value of these securities was approximately $4,340,000 and $4,639,000 as of December 31, 2013 and 2012, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

On July 11, 2003, the Company acquired a $15,000,000 Mount Rosa/Mount Evans bond at par. On February 13, 2009, the Company acquired a $75,000,000 par value Mount Rosa/Mount Evans bond from Fire Underwriters Association for $85,978,000. Mount Rosa/Mount Evans is not an affiliated company; however, in these special purpose vehicle bonds, ZIC, an affiliated company, provided the underlying financial guarantee of interest, and American International Group, Inc., an unaffiliated company, provided the underlying guarantee of principal. The maturity date for these bonds is July 17, 2033. The Coupon rate for these bonds is 6.15% and interest is paid semi-annually. The Company earned approximately $5,539,000 per annum of interest income in 2013, 2012 and 2011, respectively. Market values for these two bonds were approximately $92,220,000 and $18,444,000, respectively, as of December 31, 2013. Market values for these two bonds as of December 31, 2012 were approximately $104,209,000 and $20,842,000, respectively.

Commercial Mortgage Loans

As of December 31, 2013, the Company funded twenty-two commercial mortgage loans, comprised of multifamily, industrial, senior living and retail properties, totaling $82,815,000. The Company did not have any impaired loans, any delinquent loan payments, or any interest rate reductions that were made during 2013. As of December 31, 2013, all mortgage loans were current with respect to payment of principle and interest and there were no amounts past due. The maximum and minimum lending rates were 4.73% and 3.32%, respectively. The maximum percentage of any one loan to value (“LTV”) of the security at the origination date of the loan is 70%. There were no taxes, assessments, and amounts advanced included in the mortgage loan investment. A quality rating analysis using the Prudential Mortgage Capital Company (“PMCC”) rating system is performed for all the mortgage loans on an ongoing basis throughout the year. The rating assigned is used for the balance of the fiscal year, unless a major change occurs with the property or the loan noted through ongoing analysis that merits a change of the quality rating assigned. The portfolio by quality and by property type is presented below:

Loan Quality Rating (in thousands of dollars)	2013
	#	Principal	%
“A+”	0	$0	0.0
“A”	1	5,970	7.2
“A-”	3	28,100	33.9
“B+”	5	32,040	38.7
“B”	1	10,000	12.1
“B-”	12	6,705	8.1

TOTAL	22	$82,815	100.0

  Weighted Average Quality Rating is B+

Property Type (in thousands of dollars)	2013
	#	Principal	%
Multifamily	6	$55,890	67.5
Industrial	1	5,970	7.2
Senior Living	12	6,705	8.1
Retail	3	14,250	17.2

TOTAL	22	$82,815	100.0

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The Company’s mortgage loan portfolio had no significant concentrations of credit risk whether by individual or group. The statement value of mortgage loans by collateral property type and state of geographic location as of December 31, 2013 was as follows:

(in thousands)	December 31, 2013

	Multifamily	Retail	Industrial	Senior Living	Total
State
CA	$25,890	$4,250	$-	$-	$30,140
CO	-	10,000	-	-	10,000
CT	10,000	-	-	-	10,000
ID	-	-	-	1,739	1,739
MT	-	-	-	878	878
NV	-	-	-	1,063	1,063
OR	-	-	-	3,024	3,024
TX	20,000	-	5,970	-	25,970

Total	$55,890	$14,250	$5,970	$6,705	$82,815

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral type and LTV ratio as of December 31, 2013 was as follows:

(in thousands)	December 31, 2013

	<51%	51%-70%	71%-90%	>90%	Total
Multifamily	$-	$55,890	$-	$-	$55,890
Retail	-	14,250	-	-	14,250
Industrial	-	5,970	-	-	5,970
Senior Living	-	6,705	-	-	6,705

Total	$-	$82,815	$-	$-	$82,815

See Note 2 for additional information on accounting policy related to mortgage loans.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

4.	Statutory Investment Valuation Reserves

The tables below present changes in the major elements of the AVR and the IMR:

(in thousands of dollars)	AVR	IMR

Balances as of December 31, 2010	$19,249	$2,614

Realized investment gains (losses), net of tax	5,617	16,915
Amortization of investment gains	-	(1,180)
Unrealized investment losses, net of deferred tax	(5,067)	-
Basic contribution	4,496	-
Reserve objective over accumulated balances at 20%	(147)	-

Balances as of December 31, 2011	24,148	18,349

Realized investment gains (losses), net of tax	234	25,389
Amortization of investment gains	-	(3,718)
Unrealized investment losses, net of deferred tax	298	-
Basic contribution	5,117	-
Reserve objective over accumulated balances at 20%	(1,017)	-

Balances as of December 31, 2012	28,780	40,020

Realized investment gains (losses), net of tax	7,353	4,700
Amortization of investment gains	-	(6,713)
Unrealized investment losses, net of deferred tax	(20)	-
Basic contribution	5,072	-
Reserve objective over accumulated balances at 20%	(3,013)	-
Adjustment down to Maximum/up to Zero	(7,242)	-

Balances as of December 31, 2013	$30,930	$38,007

The AVR requires reserves for default risk on bonds and preferred stocks, common stocks, mortgage loans on real estate and other investments. The IMR is designed to capture the realized gains and losses which result from changes in the overall level of interest rates and amortize such into income over the approximate remaining life of the investments sold. Changes in the AVR have been applied directly to unassigned surplus. Investment gains and losses, net of tax, added to the IMR are amortized to income over the remaining life of the investments sold.

5.	Fair Value of Financial Instruments

Included in various investment related line items in the financial statements are certain financial instruments carried at fair value on a recurring basis. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The levels of the fair value hierarchy are as follows:

Level 1	Fair value measurements based on observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the company has the ability to access at the measurement date. Level 1 securities include money market, exchange traded equity and derivative securities.

Level 2	Fair value measurements based on quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a.	Quoted prices for similar assets or liabilities in active markets;

b.	Quoted prices for identical or similar assets or liabilities in non-active markets;

c.	Inputs other than quoted market prices that are observable;

d.	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3	Fair value measurements based on valuation techniques that require significant inputs that are both unobservable and significant to the overall fair value measurement. These measurements include circumstances in which there is little, if any, market activity for the asset or liability and reflect management’s own judgments about the assumptions a market participant would use in pricing the asset or liability.

In 2013, the Company revised its policy for classifying the level of certain US Treasury securities. As a result, certain US Treasury securities that were previously classified as Level 1 as of December 31, 2012 are now classified as Level 2 as of December 31, 2013.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2013 and 2012 about the Company’s financial assets and liabilities measured at fair value:

	2013
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value

Other joint ventures-unaffiliated	$-	$-	$326	$326
Separate account assets	614,581	-	-	614,581

Total assets at fair value	$614,581	$-	$326	$614,907

Liabilities

Separate account liabilities	$-	$614,581	$-	$614,581

Total liabilities at fair value	$-	$614,581	$-	$614,581

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	2012
(in thousands of dollars)	Level 1	Level 2	Level 3	Total

Assets at fair value
Other joint ventures-unaffiliated	$-	$-	$1,016	$1,016
Separate accounts assets	511,559			511,559

Total assets at fair value	$511,559	$-	$1,016	$512,575

Liabilities
Separate account liabilities	$-	$511,559	$-	$511,559

Total liabilities at fair value	$-	$511,559	$-	$511,559

There were no transfers between Levels 1 and 2 for the years ended December 31, 2013 and 2012.

Level 1 Financial Assets

Separate Account Assets

Fair values and changes in the fair values of separate account assets generally accrue directly to the policyholders and are not included in the Company’s revenues and expenses or surplus.

Separate account assets in Level 1 include actively-traded institutional and retail mutual fund investments valued by the respective mutual fund companies.

Level 2 Financial Liabilities

Separate Account Liabilities

Fair values and changes in the fair values of separate account liabilities accrue directly to the Company’s obligation to return the separate account assets to the policyholders and are not included in the Company’s revenues and expenses or surplus. Separate account liabilities are considered Level 2 as there is no ready market for these liabilities.

Level 3 Financial Assets

Other Joint Ventures Unaffiliated

Fair value is provided by the Fund Manager and/or their Fund Administrator and is generally based on quoted market prices. If quoted market prices are not available, fair value is determined based on other relevant factors including, but not limited to, dealer price quotations, price activity for equivalent instruments and valuation pricing models.

Changes in Level 3 Assets Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets classified as Level 3 for the years ended December 31, 2013 and 2012. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

(in thousands of dollars)	Balance at January 1, 2013	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales	Balance at December 31, 2013

Other invested assets
Other joint ventures-unaffiliated	$1,016	$(31)	$122	$(781)	$326

(in thousands of dollars)	Balance at January 1, 2012	Gains (Losses) Included in Surplus	Gains (Losses) Included in Net Income	Sales	Balance at December 31, 2012

Other invested assets
Other joint ventures-unaffiliated	$1,817	$(29)	$(1)	$(771)	$1,016

Policy on Transfers In and Out of Level 3

At the end of each reporting period, the Company evaluates whether or not any event has occurred or circumstances have changed that would cause an investment to be transferred in or out of Level 3. There were no transfers in or out of Level 3 in 2013 and 2012.

Fair Values of Financial Instruments and its Level within the Fair Value Hierarchy

The following tables provide information as of December 31, 2013 and 2012 about the fair values of the Company’s financial instruments and their levels within the fair value hierarchy.

(in thousands of dollars)	December 31, 2013
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$5,921,021	$5,623,820	$-	$5,623,234	$297,787	$-
Mortgage loans	82,394	82,815	-	-	82,394	-
Contract loans	396,071	293,157	-	-	396,071	-
Cash, cash equivalents and short-term	80,190	80,190	80,190	-	-	-
Other joint venture interest-affiliated	24,007	24,007			24,007
Other joint venture interests-unaffiliated	326	326	-	-	326	-
Receivable for securities	211	211	211	-	-	-
Securities lending - collateral	43,074	43,074	43,074	-	-	-

Separate accounts	614,581	614,581	614,581	-	-	-

Total assets at fair value	$7,161,875	$6,762,181	$738,056	$5,623,234	$800,585	$-

Liabilities at Fair Value
Deferred annuities	$1,568,561	$1,585,797	$-	$1,568,561	$-	$-
Separate accounts	614,581	614,581	-	614,581	-	-
Securities lending liability	43,074	43,074	43,074	-	-	-

Total liabilities at fair value	$2,226,216	$2,243,452	$43,074	$2,183,142	$-	$-

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

(in thousands of dollars)	December 31, 2012
Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)

Assets at Fair Value
Bonds	$6,343,417	$5,641,805	$839,570	$5,099,439	$404,409	$-
Mortgage loans	-	-	-	-	-	-
Contract loans	454,421	293,728	-	-	454,421	-
Cash, cash equivalents and short-term	56,960	56,960	56,960	-	-	-
Other joint venture interests-unaffiliated	1,016	1,016	-	-	1,016	-
Receivable for securities	7	7	7	-	-	-
Securities lending - collateral	61,468	61,468	61,468	-	-	-
Separate accounts	511,559	511,559	511,559	-	-	-

Total assets at fair value	$7,428,848	$6,566,543	$1,469,564	$5,099,439	$859,846	$-

Liabilities at Fair Value
Deferred annuities	$1,584,346	$1,603,133	$-	$1,584,346	$-	$-
Separate accounts	511,559	511,559	-	511,559	-	-
Securities lending liability	61,468	61,468	61,468	-	-	-

Total liabilities at fair value	$2,157,373	$2,176,160	$61,468	$2,095,905	$-	$-

The following methods and assumptions were used to estimate the fair value of financial instruments as of December 31, 2013 and 2012:

Bonds and Preferred Stocks

The estimated fair values of bonds and preferred stocks are valued using quoted market prices from third party sources, primarily IDC. If quotes from these sources were not available, a broker dealer estimate was used. Unless representative trades of securities actually occurred at year end, these quotes are generally estimates of market value based on an evaluation of appropriate factors such as trading in similar securities, yields, credit quality, coupon rate, maturity, type of issues and other market data.

Mortgage Loans

The estimated fair value of the mortgage loans is determined by discounting the scheduled cash flows using quality ratings, current interest rates and spreads. The quality ratings, which are based on the PMCC proprietary rating system, reflect Prudential’s assessment of the loan’s level of potential risk and are used to set interest rate spreads over Treasury securities with comparable average lives. Spreads are derived from a combination of observable market data, along with competitive loan pricing feedback and other real estate market information.

Contract Loans

The carrying value of contract loans is the unpaid loan balance not in excess of policy cash surrender values. The estimated fair value of contract loans is based upon the present value of the future cash flows discounted at a mid-market swap rate. The excess of fair value over carrying value is due to interest rates on contract loans (some as high as 8%) being much higher than interest rates available in the current persistent low interest rate environment.

Joint Ventures and Partnerships

The estimated fair value of the joint ventures and partnerships is based on financial information received from the partnership management.

Cash, Cash Equivalents and Short-Term Investments

The costs of these items are a reasonable estimate of their fair value.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Securities Lending

The costs of these items are a reasonable estimate of their fair value due to the nature of the reinvested assets. The securities lending collateral asset represents the reinvestment of unrestricted cash collateral received from borrowers of the Company’s securities. The securities lending liability represents the obligation to return the cash collateral received to those borrowers.

Separate Accounts

The separate accounts assets are carried at fair value based on the reported net asset value (NAV) per share of the respective portfolios at December 31, 2013 and 2012. Accumulation values are computed daily based on the change in fair market value of the NAV of the subaccount less mortality and expense risk charges for the subaccount. The carrying amounts of the separate accounts liabilities are a reasonable estimate of their fair value.

Deferred Annuities

The estimated fair values are based on the currently available cash surrender value, similar to the demand deposit liabilities of depository institutions.

6.	Related Parties

The Company is a subsidiary of FGI, an insurance holding company domiciled in the state of Nevada. As the Parent Company, FGI performs legal, investment, and marketing services on behalf of the Company. Fees for these services are determined by using various cost allocation methods.

On January 2, 2007, the Company capitalized Leschi, a wholly owned subsidiary. Leschi was a special purpose financial captive organized and incorporated under the laws of the State of South Carolina. In 2012, under the terms of the Leschi reinsurance agreement, the Company recorded experience refunds totaling $112,747,000 for the year ended December 31, 2012.

On September 30, 2013, the SC DOI granted approval for the Company to recapture the Level Term 2000 (“LT2K”) business ceded to Leschi during the years 2007-2011. A recapture fee of $97,520,000 was remitted by Leschi to FNWL on October 16, 2013 and is included in revenues for the year ended December 31, 2013. The effective termination date was retro-active to October 1, 2013. Concurrent with the recapture of the Leschi LT2K business, FNWL entered into a coinsurance agreement with Zurich Insurance Company (“ZIC”), also effective October 1, 2013, to reinsure the recaptured Leschi LT2K business. FNWL paid an initial ceding premium of $128,608,000 to ZIC, which is included as a reduction to premiums earned for the year ended December 31, 2013. The initial ceding premium was remitted to ZIC on October 17, 2013.

On October 21, 2013, Leschi received SC DOI approval to redeem its outstanding surplus notes in the amount of $300,000,000 that were issued to ZIC. These surplus notes were retired by Leschi on October 30, 2013. Further, on October 28, 2013, Leschi submitted a business plan to the SC DOI requesting approval to dissolve, which was approved. The dissolution of Leschi was completed in December 2013. After the return of FNWL’s initial capital investment in Leschi of $45,000,000, Leschi had $42,101,000 in cash and $15,777,000 in current tax assets remaining that were also distributed to FNWL upon the final dissolution of Leschi.

The recapture of the reinsurance previously ceded to Leschi and the subsequent dissolution of Leschi was treated as a non-taxable subsidiary liquidation under Section 332 of the Internal Revenue Code.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

During 2013, the Company established a wholly-owned real estate holding company, FLREC, LLC, to obtain direct investments in real estate via various wholly-owned subsidiaries. The only established wholly-owned subsidiary of FLREC, LLC through December 2013 was SF Industrial 1, LLC. This entity subsequently invested in real estate for a total amount of $24,007,000. As of December 31, 2013, the company’s reported value for FLREC, LLC was $24,007,000.

The Company entered into a modified coinsurance agreement (the “Agreement”) on December 1, 2003 with Zurich American Life Insurance Company (“ZALICO”). ZALICO is an Illinois domiciled stock life insurance company and an indirectly wholly owned subsidiary of ZIG. Initially, the Company ceded to ZALICO all existing Nonqualified Individual Flexible Payment Deferred Annuities (“NQ-FPDA”) and Nonqualified Individual Single Premium Deferred Annuities (“NQ-SPDA”) totaling approximately 36% of the Company’s annuity business. In exchange, the Company received an initial commission of approximately $36,500,000. No portion of the assets constituting the consideration is being ceded to ZALICO. Subsequent new issues of NQ-FPDA and NQ-SPDA annuities were ceded to ZALICO. The Company had a management and service agreement with ZALICO to provide services reasonably necessary pursuant to this Agreement. Effective December 1, 2012, the Company recaptured this block of business and paid a recapture fee of $18,154,000 to ZALICO, which was included as a reduction to commissions and expense allowance on reinsurance ceded in the Statement of Operations for the year ended December 31, 2012.

On April 1, 2011, the Company entered into purchase agreements with Zurich American Insurance Company, a New York insurer that is an affiliate of the Company, to sell four joint venture interests based on the fair market value as of March 31, 2011. The final purchase price was determined and settled in cash at a price of approximately $20,457,000 during the second quarter of 2011. The total amount of realized gains recognized was $5,392,000.

FGI has an agreement with the Company to provide sales and marketing, human resource, information technology, real estate, tax, payroll, investments, purchasing, warehousing, corporate legal, internal audit and other services. Fees charged to the Company by FGI were approximately $38,443,000, $39,654,000 and $51,473,000 for the years ended December 31, 2013, 2012 and 2011, respectively, and are expensed as incurred.

The Exchanges have an agreement with the Company to provide distribution and other services. Fees charged to the Company by the Exchanges were approximately $18,490,000, $23,434,000 and $20,607,000 for the years ended December 31, 2013, 2012 and 2011, respectively, and are expensed as incurred.

MI Administrators, LLC is a wholly owned subsidiary of Farmers Insurance Group Leasing and was formed on September 24, 2008 under the laws of the State of Delaware. MI Administrators serves as a paymaster entity for the Company and affiliate entities and facilitates cash settlement of related party transactions in accordance with the State of Washington’s business and occupation regulations.

For information on investment fees paid to affiliates or affiliated investments, please refer to Note 3.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

For the period ended December 31, 2013 and 2012, the Company reported the following amounts due from or to related parties:

(in thousands of dollars)	2013	2012

Receivables from related parties
ZALICO	$-	$105
Leschi	-	86
Universal Underwriters Life Insurance Company	198	99

Total receivables from related parties	198	290

Payables to related parties
FGI	(9,350)	(8,481)
Farmers Insurance Exchange	(2,185)	(2,216)
ZALICO	(87)	-
Farmers Financial Services	(53)	(91)
Farmers Insurance Group Leasing	(10)	(13)

Total payables to related parties	(11,685)	(10,801)

Net payables to related parties	$(11,487)	$(10,511)

7.	Security Lending Arrangement

The Company has entered into a security lending agreement with a lending agent. The agreement authorizes the agent to lend securities held in the Company’s portfolio to a list of authorized borrowers. Concurrent with delivery of the securities, the borrower provides the Company with collateral equal to at least 102% of the market value of the loaned securities. The cash collateral is unrestricted.

The securities are marked-to-market on a daily basis, and the collateral is adjusted on the next business day. The collateral is invested in overnight repurchases in US government and Agency securities. Income earned from the security lending arrangement is shared 25% and 75% between the agent and the Company, respectively. Income earned by the Company was approximately $154,000, $101,000 and $54,000 in 2013, 2012 and 2011, respectively.

The Company’s securities on loan as of December 31, 2013 consisted of corporate fixed income, mortgage backed securities and U.S. treasury securities that had an estimated fair value of approximately $218,221,000. Comparatively, as of December 31, 2012, securities on loan consisted of U.S. Treasury, U.S. government agency and corporate fixed income securities and had an estimated fair value of approximately $60,131,000. The collateral as of December 31, 2013 had an estimated fair value of approximately $222,877,000, which was comprised of cash of $43,074,000 and government securities of $179,803,000. The corresponding 2012 collateral had a fair value of $61,468,000 and was all in cash. The non-cash securities received as collateral are restricted and cannot be re-pledged and are, therefore, not reported in the Company’s balance sheet, nor is the related obligation to return the restricted collateral.

The aggregate amount of the reinvested cash collateral is broken down by type of program and maturity date below:

Repurchase agreement: None.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Securities lending:

(in thousands of dollars)	Aggregate Cash Collateral Reinvested

	December 31, 2013		December 31, 2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$-	$-	$-	$-
30 Days or Less	43,074	43,074	61,468	61,468
31 to 60 Days	-	-	-	-
61 to 90 Days	-	-	-	-
91 to 120 Days	-	-	-	-
121 to 180 Days	-	-	-	-
181 to 365 Days	-	-	-	-
1 to 2 Years	-	-	-	-
2 to 3 Years	-	-	-	-
Greater Than 3 Years	-	-	-	-

Sub-Total	$43,074	$43,074	$61,468	$61,468
Securities Received	-	-	-	-

Total Collateral Reinvested	$43,074	$43,074	$61,468	$61,468

Dollar repurchase agreement: None

8.	Reinsurance

The Company assumes business from and cedes business to reinsurers to share risks under certain term, whole life and universal life policies for the purpose of reducing exposure to large losses.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company. Provisions are established for amounts deemed or estimated to be uncollectible. As of December 31, 2013 and 2012, no amounts have been recorded in relation to uncollectible reinsurance balances. To minimize its exposure to significant losses from reinsurance insolvencies, the Company uses several reinsurers, evaluates the financial condition of its reinsurers and monitors the concentration of credit risk arising from similar characteristics of the reinsurers.

The Company established a liability for reinsurance in unauthorized companies as of December 31, 2013 and 2012, in the amount of approximately $519,000 and $0 to cover reinsurance recoverables that were not secured by a letter of credit or trust agreement. The Company has established retention limits for new policy issuances. The maximum retention on new issues is $2,000,000 per life for all policies. The excess risk is reinsured with an affiliated reinsurer, ZIC, and other unaffiliated reinsurers.

The Company entered into a reinsurance agreement (the “Leschi Agreement”) on January 1, 2007 with Leschi, a wholly owned subsidiary. The Leschi Agreement required the Company to cede, and Leschi to assume on an indemnity coinsurance basis, risks under certain term life insurance policies written by the Company. Premiums ceded to Leschi approximated $17,596,000, $104,212,000 and $113,261,000 for the years ended December 31, 2013, 2012 and 2011,

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

respectively. Premiums ceded to Leschi in 2013 of $17,596,000 included recapture of deferred and uncollected premiums that totaled $47,597,000. Effective January 1, 2012, no new business was reinsured with Leschi. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with its subsidiary, Leschi. The Company then reinsured the recaptured in-force block with ZIC effective October 1, 2013. Claims ceded to Leschi were approximately $12,297,000, $28,868,000 and $26,594,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Claims ceded to Leschi for 2013 totaled $12,297,000 and was net of the impact of the recapture of ceded balances of $14,967,000. Changes in reserves ceded to Leschi were approximately $(291,510,000), ($41,557,000) and $111,927,000 for the years ended December 31, 2013, 2012 and 2011, respectively. The change in reserves ceded to Leschi of $(291,510,000) for 2013 represented the total outstanding Leschi reserves as of September 30, 2013 that were recaptured on October 1. 2013.

The Company recorded revenue for a recapture fee received from Leschi in the amount of $97,520,000 for the period ended December 31, 2013. The Company received experience refunds of $0, $112,747,000 and $0 in 2013, 2012 and 2011, respectively.

Annuity considerations ceded to ZALICO prior to the recapture of the modified coinsurance agreement on December 1, 2012 as described in Note 6 were approximately $14,411,000 and $26,801,000 for the years ended December 31, 2012 and 2011, respectively. Annuity surrender benefits ceded to ZALICO prior to the recapture were approximately $51,928,000 and $61,510,000 for the years ended December 31, 2012 and 2011, respectively.

Beginning January 1, 2010, the Company cedes to its affiliate, ZIC, 50% of contractual risk for new issues of its critical illness rider and a portion of business that is ceded through reinsurance pools. Effective January 1, 2012, new business previously ceded with Leschi was ceded with ZIC. Effective October 1, 2013, the Company recaptured the Level Term business reinsured with Leschi and simultaneously reinsured the recaptured in force block with ZIC. Premiums ceded to ZIC approximated $263,664,000, $32,348,000 and $1,835,000 for the years ended December 31, 2013, 2012, and 2011, respectively. Premiums ceded to ZIC in 2013 of $263,664,000 included an initial ceding premium of $128,608,000 related to the recapture and retrocession of Leschi business. Claims ceded to ZIC were approximately $14,657,000, $2,026,000 and $0 for the years ended December 31, 2013, 2012 and 2011, respectively. Changes in reserves ceded to ZIC were approximately $386,919,000, $14,646,000 and $0 for the years ended December 31, 2013, 2012 and 2011, respectively. The change in reserve ceded to ZIC for 2013 of $386,919,000 included $291,510,000 of reserves that were formerly ceded to Leschi that were recaptured and retro-ceded to ZIC on October 1, 2013.

Premiums assumed from unaffiliated companies approximated $22,176,000, $27,383,000 and $30,369,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Premiums ceded to unaffiliated companies approximated $194,416,000, $201,998,000 and $207,107,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Claims paid to unaffiliated companies on assumed reinsurance were approximately $23,076,000, $29,454,000 and $28,678,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Claims ceded to unaffiliated companies were approximately $110,321,000, $109,580,000 and $92,978,000 for the years ended December 31, 2013, 2012 and 2011, respectively. Changes in reserves assumed from unaffiliated companies were approximately ($27,000), ($414,000) and ($182,000) for the years ended December 31, 2013, 2012 and 2011, respectively. Changes in reserves ceded to unaffiliated companies were approximately $36,970,000, $32,562,000 and $58,868,000 for the years ended December 31, 2013, 2012 and 2011, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The estimated amounts of aggregate reduction in surplus due to termination of all reinsurance agreements by either party as of December 31, 2013, 2012 and 2011, were approximately $31,813,000, $36,146,000 and $167,345,000 respectively.

9.	Surplus and Restrictions

Statutory surplus of approximately $559,991,000 and $571,973,000 as of December 31, 2013 and 2012, respectively, is the amount held for the benefit of the stockholder. The entire amount in 2013 and 2012 is designated as stockholder’s surplus for tax purposes and would not subject the Company to taxation if paid as a cash dividend.

The amount of dividends that can be paid by the Company to its stockholder without prior approval of the OIC is limited to the greater of (i) 10% of its statutory earned surplus or (ii) the statutory net income before realized gains and losses from the preceding calendar year. Earned surplus consists of funds derived from any realized net profits, and does not include unrealized capital gains or re-evaluation of assets. A dividend paid that does not meet the above specifications is defined as an “extraordinary dividend” and requires advance approval from the OIC. The maximum dividend payouts that could be made without prior approval of the OIC for the years 2014 and 2013 are $75,600,000 and $187,005,000, respectively. Dividends are determined by the board of directors.

During 2013, the Company paid ordinary dividends of $68,000,000 and $68,000,000 to FGI on June 17, 2013 and December 16, 2013, respectively, after timely notice was provided to the OIC. These distributions were considered ordinary as they were under the rolling twelve month limitations on dividends.

10.	Employees’ Retirement Plans

Prior to January 1, 2009, FGI sponsored a qualified, noncontributory defined benefit pension plan where benefits were based on years of service and the employee’s compensation during the last five years of employment. Effective January 1, 2009 the Company transitioned to a Cash Balance Program. Under the Cash Balance Program, FGI makes regular contributions to the employee’s account. The amount of these contributions is based on a percentage of an employee base pay and will vary depending on an employee’s age and length of service. However, vested employees who were age 40 and over or who had 10 or more years of service as of December 31, 2008 were “grandfathered” in the previous Pension Program. This approach helped employees closer to retirement to maintain the full value of their anticipated pension benefit.

The FGI funding policy is to make sufficient contributions to the pension plan to fully provide for employees benefits at the time of retirement.

In addition, the Company provides post-retirement benefits to retired employees through a plan also sponsored by FGI. The Company has no legal obligation for benefits under these plans. FGI charges the Company an allocated share of such contributions based on characteristics of the population of plan participants.

The expenses allocated for pension and post-retirement benefit costs were approximately $15,403,000, $363,000 and $6,884,000 for the years 2013, 2012 and 2011, respectively. Pension plan and post-retirement plan assets and liabilities are carried by FGI.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

11.	Employees’ Incentive Plans

Prior to January 1, 2009, FGI and its subsidiaries had two profit sharing plans providing for cash payments to all eligible employees, the Cash Profit Sharing Plan and Deferred Profit Sharing Plan. Effective January 1, 2009 the Company transitioned from the two profit sharing plans to a 401K Savings Plan and the Short-Term Incentive Plan (“STIP”) award program.

The 401K Savings Plan includes a dollar-for-dollar Company match up to 6% of employees earned base pay. All employees, including new hires, are vested in the 401K Savings Plan immediately.

The STIP program has two drivers. The award pool funding is determined by the Company meeting its Business Operating Profit (“BOP”) goal. Secondly, the pool is distributed based on annual individual performance ratings. The majority of Farmers employees participate in the STIP award program. Up to 85% of the award can be deferred into the Company’s 401K Savings Plan.

The Company’s share of expenses for the STIP award program for the years ended December 31, 2013, 2012 and 2011 was approximately $5,946,000, $4,759,000 and $4,515,000, respectively. Additionally, the Company’s contributions to the 401K Savings Plan totaled $2,214,000, $2,114,000 and $1,723,000 for the years ended December 31, 2013, 2012, and 2011, respectively.

12.	Federal Income Taxes

The components of the Company’s net deferred tax asset (“DTA”) / deferred tax liability (“DTL”) as of December 31, 2013 and 2012 are as follows:

	2013
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$207,136	$36,531	$243,667
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	207,136	36,531	243,667

Deferred tax assets nonadmitted	(91,123)	(3,041)	(94,164)

Subtotal Net admitted deferred tax assets	116,013	33,490	149,503

Deferred tax liabilities	(48,356)	(119)	(48,475)

Net admitted deferred tax asset	$67,657	$33,371	$101,028

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	2012
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$197,739	$51,571	$249,310
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	197,739	51,571	249,310

Deferred tax assets nonadmitted	(87,058)	(5,069)	(92,127)

Subtotal Net admitted deferred tax assets	110,681	46,502	157,183

Deferred tax liabilities	(44,277)	(31)	(44,308)

Net admitted deferred tax asset	$66,404	$46,471	$112,875

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Gross deferred tax assets	$9,397	$(15,040)	$(5,643)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross deferred tax assets	9,397	(15,040)	(5,643)

Deferred tax assets nonadmitted	(4,065)	2,028	(2,037)

Subtotal net admitted deferred tax assets	5,332	(13,012)	(7,680)

Deferred tax liabilities	(4,079)	(88)	(4,167)

Net admitted deferred tax asset	$1,253	$(13,100)	$(11,847)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The SSAP No. 101 admission calculation components are as follows:

	2013
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$67,657	$-	$67,657

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	33,371	33,371

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	33,371	33,371

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	69,835

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	48,356	119	48,475

Deferred tax assets admitted as the result of application of SSAP No. 101	$116,013	$33,490	$149,503

Ratio percentage used to determine recovery period and threshold limitation amount			686%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$496,494

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	2012
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$66,404	$-	$66,404

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	46,471	46,471

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	46,471	46,471

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	69,855

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities)	44,277	31	44,308

Deferred tax assets admitted as the result of application of SSAP No. 101	$110,681	$46,502	$157,183

Ratio percentage used to determine recovery period and threshold limitation amount			669%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$494,483

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	Change
(in thousands of dollars)	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$1,253	$-	$1,253

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from above) after application of the threshold limitation below	-	(13,100)	(13,100)

Adjusted gross deferred tax assets expected to be realized following the balance sheet date	-	(13,100)	(13,100)

Adjusted gross deferred tax assets allowed per limitation threshold	NA	NA	(20)

Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above offset by gross deferred tax liabilities	4,079	88	4,167

Deferred tax assets admitted as the result of application of SSAP No. 101	$5,332	$(13,012)	$(7,680)

Ratio percentage used to determine recovery period and threshold limitation amount			17%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above			$2,011

The impacts of tax planning strategies on the Company’s DTAs are as follows:

	2013
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$207,136	$36,531
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$116,013	$33,490
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

	2012
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$197,739	$51,571
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	100%
Net admitted adjusted gross DTAs	$110,681	$46,502
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	100%

	Change
	Ordinary Percent	Capital Percent

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs	$9,397	$(15,040)
Percentage of total adjusted gross DTAs by character admitted because of the tax impact of tax planning strategies attributable to that tax character	0%	0%
Net admitted adjusted gross DTAs	$5,332	$(13,012)
Percentage of net admitted adjusted gross DTAs by tax character admitted because of tax planning strategies attributable to that tax character	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

The Company is currently recognizing all deferred tax liabilities.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Current income taxes incurred for the years ended December 31, 2013, 2012 and 2011 consisted of the following major components:

(in thousands of dollars)	2013	2012	2011

Current income tax
Federal income tax	$130,742	$99,729	$66,040
Federal income tax on net capital gains	3,830	12,360	7,191
Utilization of capital loss carry-forwards	(8,097)	(20,676)	(11,747)
Other	(6,059)	(1,872)	3,236

Federal income taxes incurred	$120,416	$89,541	$64,720

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2013 and 2012 were as follows:

(in thousands of dollars)	2013	2012	Change

Deferred tax assets
Ordinary
Deferred acquisition costs	$103,361	$99,327	$4,034
Life insurance reserves	80,241	84,080	(3,839)
Nonadmitted assets	9,073	7,154	1,919
Compensation and benefits accrual	9,477	5,200	4,277
Depreciable assets	3,403	512	2,891
Other	1,581	1,466	115

	207,136	197,739	9,397

Statutory valuation allowance adjustment		-	-
Nonadmitted deferred tax assets	(91,123)	(87,058)	(4,065)

Admitted ordinary deferred tax assets	116,013	110,681	5,332

Capital
Net capital loss carryforward	-	11,695	(11,695)
Investments	36,531	38,645	(2,114)
Real Estate - nonadmitted	-	1,231	(1,231)

	36,531	51,571	(15,040)

Statutory valuation allowance adjustment		-	-
Nonadmitted deferred tax assets	(3,041)	(5,069)	2,028

Admitted capital deferred tax assets	33,490	46,502	(13,012)

Admitted deferred tax assets	149,503	157,183	(7,680)

Deferred tax liabilities
Ordinary
Deferred and uncollected premium	34,429	33,929	500
Market discount on bonds	8,963	10,348	(1,385)
Other	4,964	-	4,964

Total ordinary deferred tax liabilities	48,356	44,277	4,079

Capital
Investments	99	-	99
Unrealized gain on investments	20	31	(11)

Total capital deferred tax liabilities	119	31	88

Total deferred tax liabilities	48,475	44,308	4,167

Net admitted deferred tax assets	$101,028	$112,875	$(11,847)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The change in net deferred income taxes as of December 31, 2013 and 2012 was composed of the following:

(in thousands of dollars)	2013	2012	Change

Total deferred tax assets	$243,667	$249,310	$(5,643)
Total deferred tax liabilities	(48,475)	(44,308)	(4,167)

Net deferred tax asset (liability)	$195,192	$205,002	(9,810)

Tax effect of unrealized gains (losses)			(11)

Change in net deferred income tax (charge) benefit			$(9,821)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate at 35% to income before income taxes. The significant items causing this difference are as follows:

(in thousands of dollars)	2013	2012	2011

Provision computed at statutory rate	$77,227	$113,580	$76,585
Amortization of interest maintenance reserve	(2,350)	(1,301)	(413)
Separate account dividend received deduction	(228)	(228)	(263)
Nonadmitted assets	(688)	(1,137)	(1,174)
Section 332 subsidiary liquidation	56,642	-	-
Other	(366)	752	(151)

	$130,237	$111,666	$74,584

Federal income tax incurred-operations	$126,504	$98,179	$69,276
Tax on capital losses	(6,088)	(8,638)	(4,556)
Change in net deferred income tax	9,821	22,125	9,864

Total statutory income taxes	$130,237	$111,666	$74,584

As of December 31, 2013, the Company did not have any operating loss carry-forwards or capital loss carry forwards.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

(in thousands of dollars)	Amount

2013	$130,742
2012	85,390
2011	59,613

There were no deposits admitted under IRC §6603.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

The Company’s federal income tax return is consolidated with the following entities, with Farmers Group, Inc. (d.b.a Farmers Underwriters Association) as the parent:

Farmers Group, Inc. (d.b.a. Farmers Underwriters Association)

Truck Underwriters Association

Fire Underwriters Association

FIG Holding Company

FIG Leasing Company, Inc.

Prematic Service Corporation California

Prematic Service Corporation Nevada

Farmers Value Added, Inc.

Farmers Services Corporation

Farmers Underwriters Association

Farmers Reinsurance Company

Leschi Life Assurance Company

The method of allocation between the companies is subject to a written agreement, which has been approved by the Board of Directors. Allocation is based upon separate return calculations with an immediate benefit for a taxable loss which is utilized in the current year consolidated return. Intercompany tax balances are settled annually within 30 days after the filing of the consolidated federal income tax return, the payment of an estimated payment, an additional assessment of the consolidated tax liability, a refund of the consolidated tax liability or any other reduction to the member’s apportioned tax liability in accordance with the tax sharing agreement.

The Company adheres to the provisions of the Life Insurance Company Income Tax Act of 1959 as amended by the 1984 and 1986 Tax Reform Acts.

The Company did not accrue any interest and penalties related to income tax contingencies.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

13.	Contingencies

The Company is subject to guaranty fund and other assessments by the states in which it writes business. Guaranty fund assessments are accrued at the time of insolvencies as they become known to the Company, if they are material. Other assessments are accrued at the time of assessment, or, in the case of loss-based assessments, at the time the losses are incurred. Based upon information provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”), the Company has accrued

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

liabilities for guaranty fund assessments of $3,041,000 and $3,597,000 for years 2013 and 2012, respectively; and related premium tax benefit assets of $2,390,000 and $2,462,000 for years 2013 and 2012, respectively. The amounts represent management’s best estimates based on information received from the states in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies.

The Company is periodically subject to lawsuits arising from the normal course of its business activities. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In the opinion of management, the Company has not engaged in any conduct that should warrant the award of any material punitive or compensatory damages. Acting on the advice of counsel, the Company intends to vigorously defend its position in each case, and management believes that, while it is not possible to predict the outcome of such matters with absolute certainty, ultimate disposition of these proceedings should not have a material adverse effect on the Company’s statements of assets, liabilities, capital and surplus, results of operations or cash flows.

14.	Commitments

In 2013 as part of the Company’s investment strategy, it entered into a commitment with Prudential to invest $700,000,000 in private placement securities. The remaining commitment for investment in private placement securities as of December 31, 2013 was approximately $201,700,000. The Company also entered into a commitment to invest $300,000,000 in direct commercial mortgages. The remaining commitment for investment in direct commercial mortgages as of December 31, 2013 was approximately $217,185,000.

In December 2005, the Company sold real property occupied by the Company for $39,550,000. Under the terms of the agreement, the Company is leasing back the property from the purchaser for a period of 15 years. The sale-leaseback transaction does not include any form of continuing involvement that would preclude the Company from using sale-leaseback accounting. The Company is accounting for the leaseback as an operating lease.

The gain of approximately $29,250,000 realized in this transaction has been deferred and is being amortized to income in proportion to rent charged over the term of the lease. The Company recognized approximately $1,937,000, $1,884,000 and $1,834,000 of this gain for the year ended December 31, 2013, 2012 and 2011, respectively. The liability for the remaining deferred gain on sale as of December 31, 2013 and 2012 was $15,090,000 and $17,027,000, respectively, and is included in other liabilities on the balance sheet.

The lease contains 4 successive renewal options, each to extend the lease upon expiration for an additional 5 years. For the year ended December 31, 2013, the total minimum rental expense incurred by the Company under this lease was approximately $2,834,000.

Statutory guidance provides that an operating expense lease should be recognized on a straight-line basis over the lease term, even if payments are not made on a straight-line basis. Accordingly, the lease will be recognized at the rate of approximately $2,834,000 per year for the original lease period of 15 years.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

As of December 31, 2013, the future minimum rental payments required by leases are as follows:

(in thousands of dollars)

Years Ending December 31,
2014	$2,894
2015	2,974
2016	3,056
2017	3,140
2018	3,226
Thereafter	6,627

Total future minimum payments required*	$21,917

*	Minimum payments have not been reduced by minimum sublease rentals of $127,000 due in the future under non-cancelable subleases.

The following schedule shows the composition of total rental expense for all operating leases except those with terms of a month or less that were not renewed:

	Years Ending December 31,
(in thousands of dollars)	2013	2012	2011

Minimum rentals	$2,834	$2,834	$2,834
Less: Sublease rentals	(51)	(49)	(47)

	$2,783	$2,785	$2,787

15.	Equity-Indexed Annuities

The Company is licensed to sell an equity-indexed annuity product but is not currently actively marketing this product. At the end of its 7-year term, this product credited interest to the annuitant at a rate based on a specified portion of the change in the value of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), subject to a guaranteed annual minimum return.

To hedge the interest liability generated on the annuities as the index rises, the Company had purchased call options on the S&P 500 Index. The Company considered such call options to be held as an economic hedge.

The S&P 500 call options were reported as derivatives, at fair value as computed using the Black-Scholes model under the “Asian” methodology. Mark-to-market accounting was used to account for call options. Pursuant to SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities, the Company recognized the change between the cost of the S&P 500 call options and its corresponding fair value as a change in net unrealized capital gains or losses in the statement of changes in capital and surplus.

As of December 31, 2013 and 2012, the Company held no call options. For the year ending December 31, 2012, the amount of the change in unrealized hedging gains recorded in unassigned surplus was approximately $488,000.

The cash requirement of the S&P 500 call options consisted of the initial premium paid to purchase the index options. Should a liability exist to the annuitant at maturity of the annuity policy, the

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

termination or maturity of the option contracts would generate positive cash flows to the Company. The appropriate amount of cash would then be remitted to the annuity participant based on the respective participant rate. The S&P 500 call options were generally expected to be held for a 7-year term, but could be terminated at any time.

In 2012, the Company had 585 S&P 500 call option contracts that expired upon reaching their 7-year term. The expired S&P 500 call options were acquired in February through April, July, August, October and November 2005, with contract values of $702,000 and carrying values of $111,000 at the date of expiration. The Company received total proceeds of $0 from the expired options, resulting in realized losses of $111,000 for the year ended December 31, 2012. Gains and losses related to these S&P 500 call options were reported in the net realized capital gains and losses item in the statement of operations. Additionally, the Company sold 1,655 call options contracts with contract value of $2,147,000 acquired in May, June, September of 2005 and December 2005 through July 2007. Total proceeds from the sales were $16,101, and resulted in a total realized loss of $402,000 for the year ended December 31, 2012. Due to the market conditions over the past several years, these call options were far out of the money and were sold due to their ineffective hedge against the equity-indexed annuity products sold by the Company.

There are certain risks associated with the S&P 500 call options, primarily with respect to significant movements in the United States stock market and counterparty nonperformance. The Company believed that the counterparties to its S&P 500 call option agreements were financially responsible and that the counterparty risk associated with these transactions was minimal.

16.	Separate Accounts

The Company is licensed to issue VUL and deferred variable annuity contracts. Effective September 30, 2012, the Company stopped issuing new variable annuity contracts. The assets and liabilities held for VUL, Farmers EssentialLife VUL, Accumulator VUL and deferred variable annuity contracts are held in the Accounts, which are legally segregated from the general assets of the Company. As of December 31, 2013, there were 36 subaccounts available for the VUL products, 47 subaccounts available for variable annuity, 34 subaccounts available for Farmers EssentialLife VUL and 23 subaccounts available for the Accumulator VUL product. The sub-accounts invest in underlying mutual fund portfolios. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that same portfolio. The deposits collected for variable contracts are invested at the direction of the contract holders in the subaccounts that comprise the Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value, the contract holders bear the investment risk that the subaccounts may not meet their stated objectives. The assets of the Accounts are carried at fair value. The Accounts’ liabilities represent the contract holders’ claims to the related assets. Investment income and realized capital gains and losses of the Accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statutory basis statements of operations. Mortality, policy administration, and surrender charges to all accounts are included in the revenues of the Company.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

As of December 31, 2013 the separate account assets that are legally insulated from the general account claims are as follows:

(in thousands of dollars)	Legally Insulated Assets

Farmers Variable Annuity	$258,775
Farmers Variable Universal Life	276,853
Farmers LifeAccumulator VUL	23,431
Farmers EssentialLife VUL	55,522

$614,581

Only the Company’s Variable Annuity has separate account products with guarantees backed by the general account. The maximum guarantee for separate account products as of December 31, 2013 is $417,704,000. The fund value is $415,566,000. The maximum guarantee excess is $2,138,000.

The risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows:

(in thousands of dollars)
Year	Risk Charges

2013	$339
2012	311
2011	320
2010	318
2009	N/A

The amounts paid by the general account due to separate account guarantees during the past five years consisted of the following:

(in thousands of dollars)
Year	Separate Account Guarantees

2013	$138
2012	217
2011	202
2010	379
2009	580

Premiums, considerations or deposits received for the years ended December 31, 2013, 2012 and 2011, were approximately $74,343,000, $77,273,000 and $76,143,000, respectively.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

Reserves for accounts with assets as of December 31, 2013 and 2012, at market value are approximately $585,999,000 and $483,539,000, respectively. The entire reserve amount is subject to discretionary withdrawal. Since all investment returns are credited directly to the policyholders, no reserves are held for asset default risk in lieu of AVR.

A reconciliation of net transfers to separate accounts for the years ended December 31, 2013, 2012 and 2011 is as follows:

(in thousands of dollars)	2013	2012	2011

Transfers (from)/to as reported in the summary of operations of the separate accounts	$(12,838)	$117	$5,662
Less: Sundry general income/(expense)	104	23	(24)

Net transfers (from)/to separate accounts	$(12,734)	$140	$5,638

17.	Premium and Annuity Considerations Deferred and Uncollected

The following are deferred and uncollected life and accident and health insurance premiums and annuity considerations as of December 31, 2013 and 2012:

	2013		2012
(in thousands of dollars)	Gross	Net of Loading	Gross	Net of Loading

Type
Ordinary new business	$12,667	$2,250	$16,320	$2,630
Ordinary renewal	164,325	97,331	164,080	98,306

	$176,992	$99,581	$180,400	$100,936

18.	Analysis of Annuity Actuarial Reserves and Deposit-Type Liabilities By Withdrawal Characteristics

The following is the analysis of annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics as of December 31, 2013 and 2012:

(in thousands of dollars)	2013	2012

Subject to discretionary withdrawal
At book value, less current surrender charge of 5% or more	$367,829	$382,312
At market value	257,121	232,786

Total with adjustment or at market value	624,950	615,098

At book value without adjustment (minimal or no charge or adjustment)	1,553,863	1,549,088
Not subject to discretionary withdrawal	609,234	626,165

	$2,788,047	$2,790,351

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

19.	Reconciliation to Annual Statement

In FNWL’s 2013 annual statement, the Company had reported the receipt of the $42,101,000 in remaining cash from the Leschi dissolution as a capital gain. The non-cash transfer of the $15,777,000 in Leschi current tax assets that also resulted from the dissolution of Leschi was reported by the Company in its annual statement as an aggregate write-in for gains in surplus. Upon review, it was determined that a more appropriate treatment under SSAP No. 97, “Investments in Subsidiary, Controlled, and Affiliated Entities” would have been to recognize both of these distributions as net investment income. Accordingly, both of these amounts have been reclassified in these audited financial statements.

The following is a reconciliation of the differences between the 2013 annual statement and the audited financial statements:

(in thousands of dollars)

Statutory statement of operations	2013
Net investment income
Annual Statement, as originally filed	$280,134
Reclassification to net investment income per SSAP No. 97 for final distribution of Leschi assets	57,878

Audited statutory financial statements as reported herein	$338,012

Net realized gains
Annual Statement, as originally filed	$62,032
Reclassification to net investment income per SSAP No. 97 for final cash distribution from Leschi	(42,101)

Audited statutory financial statements as reported herein	$19,931

(in thousands of dollars)

Statutory statement of changes in capital and suplus	2013
Net income
Annual Statement, as originally filed	$79,755
Reclassification to net investment income per SSAP No. 97 for final non-cash distribution of Leschi current tax assets	15,777

Audited statutory financial statements as reported herein	$95,532

Aggregate write-ins for gains in surplus
Annual Statement, as originally filed	$15,777
Reclassification to net investment income per SSAP No. 97 for final non-cash distribution of Leschi current tax assets	(15,777)

Audited statutory financial statements as reported herein	$-

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Statutory Financial Statements

December 31, 2013 and 2012

These reclassifications had no impact on ending surplus as of December 31, 2013.

20.	Subsequent Events

As of the report date, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying financial statements that would have a material effect on the Company’s statutory financial statements.

SUPPLEMENTAL SCHEDULES

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2013

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent accountants and utilized by actuaries in the determination of reserves:

Investment income earned
U.S. government bonds	$18,587,503
Other bonds (unaffiliated)	244,111,062
Common stocks of affiliates	57,877,372
Mortgage loans	376,641
Real estate	8,647,820
Contract loans	22,413,774
Cash, cash equivalents and short-term investments	26,088
Aggregate write-ins for investment income	294,341

Total gross investment income	$352,334,601

Real estate owned - book value less encumbrances	$51,364,105

Mortgage loans - book value
Commercial mortgages	$82,814,676

Total mortgage loans	$82,814,676

Mortgage loans by standing - book value
Good standing	$82,814,676

Other long-term invested assets (Schedule BA) - statement value	$24,333,152

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2013

Bonds and short-term investments by class and maturity
Bonds by maturity-statement value
Due with 1 year or less	$617,440,330
Over 1 year through 5 years	1,778,197,681
Over 5 years through 10 years	1,789,998,498
Over 10 years through 20 years	749,554,035
Over 20 years	773,509,502

Total by maturity	$5,708,700,046

Bonds by class - statement value
Class 1	$4,435,908,882
Class 2	1,211,817,680
Class 3	47,083,426
Class 4	3,000,000
Class 5	10,488,458
Class 6	401,600

Total by class	$5,708,700,046

Total bonds publicly traded	$4,878,002,325

Total bonds privately placed	$830,697,721

Short-term investments - book value	$84,880,494

Cash on deposit	$(4,690,379)

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2013

(in thousands of dollars)
Life insurance in force
Industrial	$-

Ordinary	$78,790,299

Credit life	$-

Group life	$21,563,045

Amount of additional accidental death benefits in force under ordinary policies	$2,843,220

Life insurance policies with disability provisions in force
Industrial	$-

Ordinary	$42,724,402

Credit life	$-

Group life	$250

Supplementary contracts in force
Ordinary - not involving life contingencies Amount on deposit	$24,391,912

Income payable	$112,138

Ordinary - involving life contingencies Income payable	$132,405

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Schedule of Assets and Liabilities

Year Ended December 31, 2013

Annuities
Ordinary
Immediate-amount of income payable	$54,935,257

Deferred-fully paid-account balance	$464,864,001

Deferred-not fully paid account balance	$1,536,498,541

Accident and health insurance-premiums in force
Ordinary	$16,049,688

Group	$24

Credit	$-

Deposit funds and dividend accumulations
Deposit funds-account-balance	$114,856,638

Other accidental and health
2013	$1,374,000

2012	$1,997,000

2011	$4,395,000

2010	$1,712,000

2009	$1,808,000

Prior years	$1,038,000

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The following is a summary of certain financial data included in other exhibits and schedules in the Company’s 2013 statutory annual financial statement as filed with state regulatory authorities.

The Company’s gross investment holdings as filed in the 2013 Annual Statement are $6,198,964,303.

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage

Investment Categories
Bonds
U.S. treasury securities	$622,622,046	10.0%	$622,622,046	10.0%
U.S. government obligations issued by U.S. government-sponsored agencies	9,337,303	0.2	9,337,303	0.2
Foreign government (including Canadian, excluding mortgage-backed securities)	39,810,298	0.6	39,810,298	0.6
Securities issued by states, territories and possessions and political subdivisions in the U.S.	16,949,212	0.3	16,949,212	0.3
Political subdivisions of state, territories and possessions general obligations	42,289,659	0.7	42,289,659	0.7
Revenue and assessment obligations Mortgage-backed securities	131,811,583	2.1	131,811,583	2.1
Pass-through securities Guaranteed by GNMA	23,831,495	0.4	23,831,495	0.4
Issued by FNMA, FHLMC & GNMA	271,274,875	4.4	271,274,875	4.4
All other	364,001	0.0	364,001	0.0
CMOs and REMICs
Issued by FNMA and FHLMC	416,375,108	6.7	416,375,108	6.7
Issued by non-U.S. government issuers
All other	921,294,494	14.9	921,294,494	14.9

Other debt and other fixed income securities (excludes short-term)
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	2,662,342,333	42.9	2,662,342,333	42.9
Unaffiliated foreign securities	465,517,136	7.5	465,517,136	7.5

Equity interests
Preferred stocks	-	0.0	-	0.0
Unaffiliated	-	0.0	-	0.0

Mortgage loans
Commercial loans	82,814,676	1.3	82,814,676	1.3

Real estate investments
Property held for the production of income	43,195,623	0.7	43,195,623	0.7
Property held for sale	8,168,482	0.1	8,168,482	0.1

Contract loans	293,156,999	4.7	293,156,999	4.7

Receivables for Securities	211,483	0.0	211,483	0.0

Securities Lending	43,074,230	0.7	43,074,230	0.7

Cash, cash equivalents and short-term investments	80,190,115	1.3	80,190,115	1.3
Other invested assets	24,333,152	0.4	24,333,152	0.4

Total invested assets	$6,198,964,303	100.0%	$6,198,964,303	100.0%

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The Company’s total admitted assets, excluding separate account assets, as filed in the 2013 Annual Statement were $6,526,383,678.

The Company’s ten largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the NAIC SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans are as follows:

Investments	Description of Exposure	Amount	Percentage of Total Admitted Assets

Mount Rosa Evans 2 LLC	Corporate bonds	$99,196,700	1.5%
JP Morgan Chase & Co	Corporate bonds	86,305,345	1.3
JP Morgan US Government MMF	Short-term money market	74,166,886	1.1
General Electric CAP Corp	Corporate bonds	71,320,621	1.1
Wells Fargo & Co	Corporate bonds	52,948,358	0.8
Goldman Sachs Group Inc.	Corporate bonds	51,987,368	0.8
Short-Term Investment (Securities Lending Program)	Securities lending	43,074,230	0.7
WAL-MART Stores	Corporate bonds	40,317,063	0.6
Berkshire Hathaway Inc	Corporate bonds	35,455,670	0.5
Morgan Stanley	Corporate bonds	34,514,707	0.5

The amounts and percentages of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

	Bonds			Preferred Stocks
	Book Value	Percentage		Book Value	Percentage

NAIC - 1	$4,435,908,882	68.0%	P/RP - 1	$-	-
NAIC - 2	1,211,817,680	18.6	P/RP - 2	-	-
NAIC - 3	47,083,426	0.7	P/RP - 3	-	-
NAIC - 4	3,000,000	0.0	P/RP - 4	-	-
NAIC - 5	10,488,458	0.2	P/RP - 5	-	-
NAIC - 6	401,600	0.0	P/RP - 6	-	-

	$5,708,700,046			$-

The Company holds admitted assets in foreign investments of approximately $367,198,902 or 5.6% of total admitted assets.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The amounts and percentages of the Company’s total admitted assets held in aggregate foreign investment exposures categorized by NAIC sovereign rating are as follows:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1	$326,568,603	5.0%
Countries rated NAIC - 2	11,264,936	0.2
Countries rated NAIC - 3 or below	29,365,363	0.4

	$367,198,902	5.6%

The Company’s largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC - 1
Great Britain	$92,608,477	1.4%
Austrailia	48,123,613	0.7

Countries rated NAIC - 2
Ireland	11,264,936	0.2

Countries rated NAIC - 3 or below
Supranational	11,726,952	0.2
Marshall Islands	9,645,000	0.1

Questions 7 through 9 are not applicable as the Company does not have unhedged foreign currency exposure.

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The Company’s ten largest non-sovereign foreign issues and related amounts and percentages of total admitted assets are listed below:

NAIC Rating	Issuer	Amount	Percentage of Total Admitted Assets

2FE	British Telecom PLC	$18,698,514	0.3%
2FE	Deutsche Tel Fin	15,673,576	0.3
1FE	Westpac Banking Corp	15,007,591	0.3
1FE	Philips Electronics NV	14,912,025	0.2
1FE	HBOS Treasury Services	13,631,449	0.2
1FE	UBS AG Stamford	11,993,271	0.2
1FE	CODELCO Inc	11,960,663	0.2
1FE	Credit Suisse New York	11,300,369	0.2
2FE	Kerry Group Fin Services	11,264,936	0.2
1FE	HSBC Holdings PLC	10,291,461	0.2

The Company holds Canadian investments of approximately $151,213,021 or 2.32% of total admitted assets, which is below the threshold of 2.50%.

Question 12 is not applicable as the Company does not hold any investments with contractual sales restrictions.

The Company holds admitted assets in equity interests of approximately $24,333,000 or 0.37% of total admitted assets, which is below the threshold of 2.50%.

The Company’s three largest equity interests held and the percentage of admitted assets held are listed below:

Investments	Amount	Percentage Total Admitted Assets

FLREC, LLC	$24,007,014	0.368%
Stark Investment	175,614	0.003
Canyon Value Realization	150,524	0.002

Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Supplemental Summary Investment Schedule and

Investment Risk Interrogatories

Year Ended December 31, 2013

The Company holds approximately $82,814,676 or 1.3% of total admitted assets, in mortgage loans, which is below the threshold of 2.50%. These mortgage loans are all commercial mortgage loans with loan-to-value ratios below 70%.

The Company holds approximately $51,364,105 or 0.78% of total admitted assets, in investment real estate properties, which is below the threshold of 2.50%.

The Company holds the following amounts in securities lending arrangements (not including assets held as collateral for such transactions) as of:

Date	Amount	Percentage of Total Admitted Assets

March 31, 2013 (unaudited)	$12,132,268	Not applicable
June 30, 2013 (unaudited)	271,385,738	Not applicable
September 30, 2013 (unaudited)	203,278,757	Not applicable
December 31, 2013	218,220,978	3.3%

Question 21 is not applicable as the Company does not hold any investments in warrants, options, caps and floors.

Questions 22 and 23 are not applicable as the Company holds no investments in collars, swaps, forwards or futures contracts.

Farmers Variable Life

Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Financial Statements

December 31, 2013

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Index

Page(s)

Report of Independent Registered Public Accounting Firm	1-2

Financial Statements

Statement of Assets and Liabilities
December 31, 2013	3-9

Statement of Operations
Year Ended December 31, 2013	10-16

Statements of Changes in Net Assets
Years Ended December 31, 2013 and 2012	17-30

Notes to Financial Statements
December 31, 2013	31-56

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

Farmers New World Life Insurance Company and the

Policyholders of Farmers Variable Life Separate Account A

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets, present fairly, in all material respects, the financial position of each of the portfolios constituting the Farmers Variable Life Separate Account A of Farmers New World Life Insurance Company (the “Account”) [comprised of the VP SRI Mid Cap Growth Portfolio of the Calvert Variable Series, Inc.; the Opportunistic Small Cap and the Quality Bond Portfolios of the Dreyfus Variable Investment Fund – Service Class Shares; the Socially Responsible Growth Fund of the Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares; the Equity 500 Index VIP of the DWS Investments VIT Funds – Class B Shares; the Bond, the Core Equity, the Global Small Cap Growth, and the International VIPs of the DWS Variable Series I – Class A Shares; the Government & Agency Securities, the High Income, the Large Cap Value, the Money Market, and the Small Mid Cap Growth VIPs of the DWS Variable Series II – Class A Shares; the VIP Growth, the VIP Index 500, and the VIP Mid Cap Portfolios of Fidelity Variable Insurance Products (“VIP”) Funds–Service Class Shares; the VIP Freedom 2005, the VIP Freedom 2010, the VIP Freedom 2015, the VIP Freedom 2020, the VIP Freedom 2025, the VIP Freedom 2030, and the VIP Freedom Income Portfolios of Fidelity VIP Freedom Funds – Service Class 2 Shares; the VIP FundsManager 20%, the VIP FundsManager 50%, the VIP FundsManager 70%, and the VIP FundsManager 85% Portfolios of Fidelity VIP FundsManager Portfolios – Service Class 2 Shares; the Developing Markets Securities, the Small - Mid Cap Growth Securities, and the Small Cap Value Securities Funds of the Franklin Templeton Variable Insurance Products Trust – Class 2 Shares; the Mid Cap Value, the Strategic Growth and the Structured Small Cap Equity Funds of the Goldman Sachs Variable Insurance Trust – Institutional Class Shares; the Balanced Portfolio (Service Shares), the Enterprise Portfolio (Service Shares), and the Forty Portfolio (Institutional Shares) of the Janus Aspen Series; the VIT Foreign Bond (U.S. Dollar-Hedged) and the VIT Low Duration Portfolios of the PIMCO Variable Insurance Trust – Administrative Class Shares; the Principal Capital Appreciation, the Diversified International, the Equity Income, the LargeCap Blend II, the LargeCap Growth, the MidCap, and the SmallCap Growth II Accounts of the Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds; the Government & High Quality Bond, the Income, the Money Market, and the Short-Term Income Accounts of the PVC – Class 2 Shares – Fixed Income Funds; the SAM Balanced, the SAM Conservative Balanced, the SAM Conservative Growth, the SAM Flexible Income, and the SAM Strategic Growth Portfolios of the PVC – Class 2 Shares - Strategic Asset Management (“SAM”) Portfolios] at December 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the years ended December 31, 2013 and 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP Signed

Seattle, Washington

April 30, 2014

2

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Investments VIT Funds - Class B Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP	Bond VIP	Core Equity VIP	Global Small Cap Growth VIP
Assets
Investments, at fair value	$173,410	$4,979,680	$1,235,939	$359,638	$2,193,140	$6,071,097	$3,205,214	$10,287,793
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	173,410	4,979,680	1,235,939	359,638	2,193,140	6,071,097	3,205,214	10,287,793
Liabilities
Payable to Farmers New World Life Insurance Company	135	3,602	971	160	1,247	4,609	2,509	7,481

Total liabilities	135	3,602	971	160	1,247	4,609	2,509	7,481
Net assets	$173,275	$4,976,078	$1,234,968	$359,478	$2,191,893	$6,066,488	$3,202,705	$10,280,312

Accumulation units outstanding	9,163	317,600	79,569	24,276	112,108	419,596	218,271	462,361

Shares owned in each portfolio	4,595	107,925	104,741	8,218	115,368	1,101,832	277,748	594,327

Market value per share	$37.74	$46.14	$11.80	$43.76	$19.01	$5.51	$11.54	$17.31

Cost of investments	$125,599	$2,996,358	$1,146,689	$242,117	$1,359,046	$6,425,825	$1,999,018	$6,705,998

Variable Universal Life contracts with expenses of 0.90%
Net assets	$173,275	$4,401,187	$1,234,968	$136,024	$-	$5,794,902	$3,202,705	$9,157,680
Accumulation units outstanding	9,163	282,302	79,569	10,398	-	395,053	218,271	390,803
Unit value of accumulation units	$18.91	$15.59	$15.52	$13.08	$-	$14.67	$14.67	$23.43
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$1,879,935	$-	$-	$-
Accumulation units outstanding	-	-	-	-	85,236	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$22.06	$-	$-	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$-	$311,958	$-	$-	$-
Accumulation units outstanding	-	-	-	-	26,872	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$11.61	$-	$-	$-
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$-	$574,891	$-	$223,454	$-	$271,586	$-	$1,122,632
Accumulation units outstanding	-	35,298	-	13,878	-	24,543	-	71,558
Unit value of accumulation units	$-	$16.29	$-	$16.10	$-	$11.07	$-	$15.69

The accompanying notes are an integral part of these financial statements.

3

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	DWS Variable Series I – Class A Shares, continued	DWS Variable Series II – Class A Shares					Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	International VIP	Government & Agency Securities VIP	High Income VIP	Large Cap Value VIP	Money Market VIP	Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio
Assets
Investments, at fair value	$12,219,304	$2,008,390	$4,941,990	$27,889,978	$1,532,541	$446,085	$18,431,971	$18,253,532
Dividends receivable	-	-	-	-	6	-	-	-

Total assets	12,219,304	2,008,390	4,941,990	27,889,978	1,532,547	446,085	18,431,971	18,253,532
Liabilities
Payable to Farmers New World Life Insurance Company	9,217	1,441	3,492	21,433	1,049	350	13,669	13,783

Total liabilities	9,217	1,441	3,492	21,433	1,049	350	13,669	13,783
Net assets	$12,210,087	$2,006,949	$4,938,498	$27,868,545	$1,531,498	$445,735	$18,418,302	$18,239,749

Accumulation units outstanding	1,437,521	120,622	246,133	946,950	136,631	63,932	1,273,291	1,105,955

Shares owned in each portfolio	1,348,709	175,099	710,056	1,746,398	1,532,539	20,662	323,368	98,259

Market value per share	$9.06	$11.47	$6.96	$15.97	$1.00	$21.59	$57.00	$185.77

Cost of investments	$10,358,724	$2,120,635	$4,691,901	$21,700,875	$1,532,539	$199,833	$9,672,766	$12,146,502

Variable Universal Life contracts with expenses of 0.90%
Net assets	$11,561,092	$1,753,833	$4,197,440	$26,865,443	$1,236,029	$445,735	$16,441,739	$16,753,136
Accumulation units outstanding	1,374,799	100,312	199,088	893,653	106,948	63,932	1,152,579	1,012,224
Unit value of accumulation units	$8.41	$17.48	$21.08	$30.06	$11.56	$6.97	$14.27	$16.55
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$200,236	$-	$-	$614,106	$-
Accumulation units outstanding	-	-	-	10,534	-	-	32,525	-
Unit value of accumulation units	$-	$-	$-	$19.01	$-	$-	$18.88	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$38,983	$-	$-	$20,398	$-
Accumulation units outstanding	-	-	-	3,401	-	-	1,664	-
Unit value of accumulation units	$-	$-	$-	$11.46	$-	$-	$12.26	$-
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$648,995	$253,116	$741,058	$763,883	$295,469	$-	$1,342,059	$1,486,613
Accumulation units outstanding	62,722	20,310	47,045	39,362	29,683	-	86,523	93,731
Unit value of accumulation units	$10.35	$12.46	$15.75	$19.41	$9.95	$-	$15.51	$15.86

The accompanying notes are an integral part of these financial statements.

4

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares, continued	Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio
Assets
Investments, at fair value	$10,482,017	$23,160	$40,385	$117,113	$354,101	$598,848	$2,092,709	$122,766
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	10,482,017	23,160	40,385	117,113	354,101	598,848	2,092,709	122,766
Liabilities
Payable to Farmers New World Life Insurance Company	7,858	6	10	30	95	156	544	32

Total liabilities	7,858	6	10	30	95	156	544	32
Net assets	$10,474,159	$23,154	$40,375	$117,083	$354,006	$598,692	$2,092,165	$122,734

Accumulation units outstanding	375,333	1,773	2,902	8,394	25,383	41,239	146,302	9,835

Shares owned in each portfolio	289,879	2,039	3,299	9,468	28,238	46,350	163,749	11,314

Market value per share	$36.16	$11.36	$12.24	$12.37	$12.54	$12.92	$12.78	$10.85

Cost of investments	$8,118,008	$19,840	$34,901	$97,707	$290,324	$484,418	$1,650,211	$117,241

Variable Universal Life contracts with expenses of 0.90%
Net assets	$8,397,069	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	248,047	-	-	-	-	-	-	-
Unit value of accumulation units	$33.85	$-	$-	$-	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$2,077,090	$23,154	$40,375	$117,083	$354,006	$598,692	$2,092,165	$122,734
Accumulation units outstanding	127,286	1,773	2,902	8,394	25,383	41,239	146,302	9,835
Unit value of accumulation units	$16.32	$13.06	$13.91	$13.95	$13.95	$14.52	$14.30	$12.48

The accompanying notes are an integral part of these financial statements.

5

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares

	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets Securities Fund	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Mid Cap Value Fund
Assets
Investments, at fair value	$153,686	$673,046	$2,092,234	$2,200,558	$4,154,705	$4,413,313	$4,624,136	$8,057,739
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	153,686	673,046	2,092,234	2,200,558	4,154,705	4,413,313	4,624,136	8,057,739
Liabilities
Payable to Farmers New World Life Insurance Company	40	175	546	572	3,246	2,726	2,891	6,289

Total liabilities	40	175	546	572	3,246	2,726	2,891	6,289
Net assets	$153,646	$672,871	$2,091,688	$2,199,986	$4,151,459	$4,410,587	$4,621,245	$8,051,450

Accumulation units outstanding	12,427	49,164	147,129	152,071	201,199	251,068	233,485	264,366

Shares owned in each portfolio	13,576	56,181	174,644	182,922	407,724	162,493	192,112	432,282

Market value per share	$11.32	$11.98	$11.98	$12.03	$10.19	$27.16	$24.07	$18.64

Cost of investments	$146,191	$567,302	$1,625,332	$1,636,157	$3,640,669	$2,956,927	$2,764,558	$5,526,005

Variable Universal Life contracts with expenses of 0.90%
Net assets	$-	$-	$-	$-	$4,151,459	$3,017,476	$2,667,228	$7,856,792
Accumulation units outstanding	-	-	-	-	201,199	168,063	127,992	254,654
Unit value of accumulation units	$-	$-	$-	$-	$20.63	$17.95	$20.84	$30.85
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$-	$-	$-	$-	$-	$836,508	$194,658
Accumulation units outstanding	-	-	-	-	-	-	39,455	9,712
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$21.20	$20.04
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$-	$-	$-	$11,578	$-
Accumulation units outstanding	-	-	-	-	-	-	941	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$12.30	$-
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$153,646	$672,871	$2,091,688	$2,199,986	$-	$1,393,111	$1,105,931	$-
Accumulation units outstanding	12,427	49,164	147,129	152,071	-	83,005	65,097	-
Unit value of accumulation units	$12.36	$13.69	$14.22	$14.47	$-	$16.78	$16.99	$-

The accompanying notes are an integral part of these financial statements.

6

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued		Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds
	Strategic Growth Fund	Structured Small Cap Equity Fund	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Principal Capital Appreciation Account
Assets
Investments, at fair value	$13,680,492	$3,020,602	$5,021,163	$2,626,526	$21,720,647	$3,964,701	$4,288,663	$3,194,785
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	13,680,492	3,020,602	5,021,163	2,626,526	21,720,647	3,964,701	4,288,663	3,194,785
Liabilities
Payable to Farmers New World Life Insurance Company	10,747	2,283	2,553	1,978	15,850	3,047	3,196	2,159

Total liabilities	10,747	2,283	2,553	1,978	15,850	3,047	3,196	2,159
Net assets	$13,669,745	$3,018,319	$5,018,610	$2,624,548	$21,704,797	$3,961,654	$4,285,467	$3,192,626

Accumulation units outstanding	915,542	141,936	279,296	133,274	1,666,909	214,153	271,124	142,370

Shares owned in each portfolio	775,538	200,438	158,296	46,242	407,211	394,498	404,209	131,635

Market value per share	$17.64	$15.07	$31.72	$56.80	$53.34	$10.05	$10.61	$24.27

Cost of investments	$7,651,287	$1,968,868	$4,372,015	$953,037	$9,580,199	$3,971,995	$4,109,395	$2,668,479

Variable Universal Life contracts with expenses of 0.90%
Net assets	$13,669,745	$2,510,484	$2,465,160	$2,219,947	$19,407,434	$3,556,802	$3,964,431	$1,432,490
Accumulation units outstanding	915,542	112,218	119,834	114,669	1,505,308	185,571	245,061	73,403
Unit value of accumulation units	$14.93	$22.37	$20.57	$19.36	$12.89	$19.17	$16.18	$19.52
Life Accumulator contracts with expenses of 0.70%
Net assets	$-	$507,835	$-	$360,113	$-	$-	$-	$1,627,959
Accumulation units outstanding	-	29,718	-	14,856	-	-	-	57,654
Unit value of accumulation units	$-	$17.09	$-	$24.24	$-	$-	$-	$28.24
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$-	$-	$44,488	$-	$-	$-	$132,177
Accumulation units outstanding	-	-	-	3,749	-	-	-	11,313
Unit value of accumulation units	$-	$-	$-	$11.87	$-	$-	$-	$11.68
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$-	$-	$2,553,450	$-	$2,297,363	$404,852	$321,036	$-
Accumulation units outstanding	-	-	159,462	-	161,601	28,582	26,063	-
Unit value of accumulation units	$-	$-	$16.01	$-	$14.22	$14.16	$12.32	$-

The accompanying notes are an integral part of these financial statements.

7

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds, continued						Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds

	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Account (1)	SmallCap Growth Account II	Government & High Quality Bond Account	Income Account
Assets
Investments, at fair value	$725,088	$7,044,065	$297,447	$219,995	$8,772,349	$2,105,475	$13,151	$130,293
Dividends receivable	-	-	-	-	-	-	-	-

Total assets	725,088	7,044,065	297,447	219,995	8,772,349	2,105,475	13,151	130,293
Liabilities
Payable to Farmers New World Life Insurance Company	436	5,195	172	117	6,783	1,611	7	78

Total liabilities	436	5,195	172	117	6,783	1,611	7	78
Net assets	$724,652	$7,038,870	$297,275	$219,878	$8,765,566	$2,103,864	$13,144	$130,215

Accumulation units outstanding	33,535	301,875	15,509	12,291	93,787	143,349	1,030	8,427

Shares owned in each portfolio	48,436	337,521	29,334	9,911	148,282	117,036	1,272	12,257

Market value per share	$14.97	$20.87	$10.14	$22.20	$59.16	$17.99	$10.34	$10.63

Cost of investments	$431,842	$5,005,660	$171,084	$111,489	$4,696,726	$1,082,590	$12,983	$119,758

Variable Universal Life contracts with expenses of 0.90%
Net assets	$-	$5,400,621	$-	$-	$8,284,484	$1,915,902	$-	$-
Accumulation units outstanding	-	232,042	-	-	86,153	135,259	-	-
Unit value of accumulation units	$-	$23.27	$-	$-	$96.16	$14.16	$-	$-
Life Accumulator contracts with expenses of 0.70%
Net assets	$701,574	$1,506,944	$267,319	$166,374	$440,809	$159,906	$10,079	$116,151
Accumulation units outstanding	31,576	58,263	12,931	7,816	4,224	5,846	725	7,050
Unit value of accumulation units	$22.22	$25.86	$20.67	$21.29	$104.36	$27.35	$13.90	$16.48
Life Accumulator contracts with expenses of 0.30%
Net assets	$23,078	$131,305	$29,956	$53,504	$40,273	$28,056	$3,065	$14,064
Accumulation units outstanding	1,959	11,570	2,578	4,475	3,410	2,244	305	1,377
Unit value of accumulation units	$11.78	$11.35	$11.62	$11.96	$11.81	$12.50	$10.05	$10.21
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$-	$-	$-	$-	$-	$-	$-	$-
Accumulation units outstanding	-	-	-	-	-	-	-	-
Unit value of accumulation units	$-	$-	$-	$-	$-	$-	$-	$-

(1)    The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

8

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Assets and Liabilities

December 31, 2013

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds, continued		Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	Money Market Account	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Assets
Investments, at fair value	$17,085	$1,148	$18,819,693	$2,585,072	$45,284,507	$1,435,980	$56,406,153
Dividends receivable	-	-	-	-	-	-	-

Total assets	17,085	1,148	18,819,693	2,585,072	45,284,507	1,435,980	56,406,153
Liabilities
Payable to Farmers New World Life Insurance Company	10	-	11,088	1,421	29,123	888	37,266

Total liabilities	10	-	11,088	1,421	29,123	888	37,266
Net assets	$17,075	$1,148	$18,808,605	$2,583,651	$45,255,384	$1,435,092	$56,368,887

Accumulation units outstanding	1,596	101	1,037,495	154,793	2,297,963	85,223	2,718,474

Shares owned in each portfolio	17,083	443	1,023,365	194,659	2,217,654	105,431	2,412,581

Market value per share	$1.00	$2.59	$18.39	$13.28	$20.42	$13.62	$23.38

Cost of investments	$17,085	$1,067	$15,329,169	$2,205,859	$34,387,611	$1,252,869	$41,070,915

Variable Universal Life contracts with expenses of 0.90%
Net assets	$-	$-	$10,553,133	$1,084,470	$30,828,093	$627,167	$39,269,273
Accumulation units outstanding	-	-	496,262	56,186	1,374,994	34,821	1,683,138
Unit value of accumulation units	$-	$-	$21.27	$19.30	$22.42	$18.01	$23.33
Life Accumulator contracts with expenses of 0.70%
Net assets	$17,075	$555	$1,813,618	$479,775	$3,165,289	$528,935	$5,444,678
Accumulation units outstanding	1,596	43	86,925	25,615	142,364	30,507	232,660
Unit value of accumulation units	$10.69	$12.98	$20.86	$18.73	$22.23	$17.34	$23.40
Life Accumulator contracts with expenses of 0.30%
Net assets	$-	$593	$525,219	$27,753	$411,154	$1,069	$527,858
Accumulation units outstanding	-	58	47,297	2,571	36,068	101	45,330
Unit value of accumulation units	$-	$10.11	$11.10	$10.79	$11.40	$10.58	$11.64
EssentialLife Variable Universal Life contracts with expenses of 0.30%
Net assets	$-	$-	$5,916,635	$991,653	$10,850,848	$277,921	$11,127,078
Accumulation units outstanding	-	-	407,011	70,421	744,537	19,794	757,346
Unit value of accumulation units	$-	$-	$14.54	$14.08	$14.57	$14.04	$14.69

The accompanying notes are an integral part of these financial statements.

9

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Calvert Variable Series, Inc.	Dreyfus Variable Investment Fund – Service Class Shares		The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares	DWS Investments VIT Funds - Class B Shares	DWS Variable Series I – Class A Shares

	VP SRI Mid Cap Growth Portfolio	Opportunistic Small Cap Portfolio	Quality Bond Portfolio	Socially Responsible Growth Fund	Equity 500 Index VIP	Bond VIP	Core Equity VIP	Global Small Cap Growth VIP
Investment income
Dividends and capital gain distributions	$18,572	$-	$31,706	$2,478	$71,075	$210,150	$40,994	$645,113

Total investment income	18,572	-	31,706	2,478	71,075	210,150	40,994	645,113

Expenses
Mortality and expense risk	1,427	34,924	11,019	1,512	13,329	51,343	25,405	74,617

Total expenses	1,427	34,924	11,019	1,512	13,329	51,343	25,405	74,617

Net investment income (loss)	17,145	(34,924)	20,687	966	57,746	158,807	15,589	570,496

Realized gains (losses) on investments
Proceeds from sales	22,820	353,528	78,592	28,779	143,441	241,826	269,782	620,628
Cost of investments sold	(20,634)	(345,409)	(79,924)	(26,772)	(139,060)	(294,993)	(245,011)	(617,351)

Net realized gain (loss) from investment transactions	2,186	8,119	(1,332)	2,007	4,381	(53,167)	24,771	3,277

Net unrealized appreciation (depreciation) of investments
Beginning of period	27,000	368,182	141,980	47,476	380,637	(19,114)	374,308	1,488,677
End of period	47,811	1,983,319	89,261	117,519	834,104	(354,739)	1,206,194	3,581,792

Change in net unrealized appreciation (depreciation) of investments	20,811	1,615,137	(52,719)	70,043	453,467	(335,625)	831,886	2,093,115

Net increase (decrease) in net assets from operations	$40,142	$1,588,332	$(33,364)	$73,016	$515,594	$(229,985)	$872,246	$2,666,888

The accompanying notes are an integral part of these financial statements.

10

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	DWS Variable Series I – Class A Shares, continued	DWS Variable Series II – Class A Shares					Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	International VIP	Government & Agency Securities VIP	High Income VIP	Large Cap Value VIP	Money Market VIP	Small Mid Cap Growth VIP	VIP Growth Portfolio	VIP Index 500 Portfolio
Investment income
Dividends and capital gain distributions	$561,425	$136,909	$321,705	$480,255	$149	$455	$42,593	$453,816

Total investment income	561,425	136,909	321,705	480,255	149	455	42,593	453,816

Expenses
Mortality and expense risk	94,142	16,468	38,022	218,883	11,849	3,423	134,950	135,974

Total expenses	94,142	16,468	38,022	218,883	11,849	3,423	134,950	135,974

Net investment income (loss)	467,283	120,441	283,683	261,372	(11,700)	(2,968)	(92,357)	317,842

Realized gains (losses) on investments
Proceeds from sales	479,185	144,503	240,580	1,444,320	125,276	57,178	975,205	844,324
Cost of investments sold	(687,417)	(158,625)	(270,020)	(1,409,151)	(125,276)	(48,413)	(876,253)	(831,318)

Net realized gain (loss) from investment transactions	(208,232)	(14,122)	(29,440)	35,169	-	8,765	98,952	13,006

Net unrealized appreciation (depreciation) of investments
Beginning of period	186,427	72,013	187,767	75,833	(3)	118,161	3,971,476	2,171,488
End of period	1,860,575	(112,247)	250,084	6,189,101	-	246,248	8,759,210	6,107,036

Change in net unrealized appreciation (depreciation) of investments	1,674,148	(184,260)	62,317	6,113,268	3	128,087	4,787,734	3,935,548

Net increase (decrease) in net assets from operations	$1,933,199	$(77,941)	$316,560	$6,409,809	$(11,697)	$133,884	$4,794,329	$4,266,396

The accompanying notes are an integral part of these financial statements.

11

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares, continued	Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Mid Cap Portfolio	VIP Freedom 2005 Portfolio	VIP Freedom 2010 Portfolio	VIP Freedom 2015 Portfolio	VIP Freedom 2020 Portfolio	VIP Freedom 2025 Portfolio	VIP Freedom 2030 Portfolio	VIP Freedom Income Portfolio
Investment income
Dividends and capital gain distributions	$1,236,751	$377	$973	$3,306	$9,541	$17,333	$54,468	$2,408

Total investment income	1,236,751	377	973	3,306	9,541	17,333	54,468	2,408

Expenses
Mortality and expense risk	69,206	62	100	321	930	1,515	5,222	294

Total expenses	69,206	62	100	321	930	1,515	5,222	294

Net investment income (loss)	1,167,545	315	873	2,985	8,611	15,818	49,246	2,114

Realized gains (losses) on investments
Proceeds from sales	508,123	2,850	6,843	26,043	57,707	46,160	195,855	9,556
Cost of investments sold	(508,111)	(2,853)	(6,868)	(25,939)	(57,787)	(46,590)	(195,428)	(9,603)

Net realized gain (loss) from investment transactions	12	(3)	(25)	104	(80)	(430)	427	(47)

Net unrealized appreciation (depreciation) of investments
Beginning of period	892,602	1,823	2,285	8,585	27,925	40,789	156,477	2,792
End of period	2,364,000	3,319	5,483	19,407	63,774	114,429	442,496	5,520

Change in net unrealized appreciation (depreciation) of investments	1,471,398	1,496	3,198	10,822	35,849	73,640	286,019	2,728

Net increase (decrease) in net assets from operations	$2,638,955	$1,808	$4,046	$13,911	$44,380	$89,028	$335,692	$4,795

The accompanying notes are an integral part of these financial statements.

12

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares				Franklin Templeton Variable Insurance Products Trust – Class 2 Shares			Goldman Sachs Variable Insurance Trust – Institutional Class Shares

	VIP FundsManager 20% Portfolio	VIP FundsManager 50% Portfolio	VIP FundsManager 70% Portfolio	VIP FundsManager 85% Portfolio	Developing Markets Securities Fund	Small – Mid Cap Growth Securities Fund	Small Cap Value Securities Fund	Mid Cap Value Fund
Investment income
Dividends and capital gain distributions	$4,722	$8,959	$33,829	$38,239	$77,817	$231,557	$114,607	$671,264

Total investment income	4,722	8,959	33,829	38,239	77,817	231,557	114,607	671,264

Expenses
Mortality and expense risk	398	1,668	5,283	5,369	35,838	26,654	28,175	65,052

Total expenses	398	1,668	5,283	5,369	35,838	26,654	28,175	65,052

Net investment income (loss)	4,324	7,291	28,546	32,870	41,979	204,903	86,432	606,212

Realized gains (losses) on investments
Proceeds from sales	17,598	55,612	86,612	211,398	180,920	240,892	226,631	547,305
Cost of investments sold	(17,618)	(55,624)	(87,143)	(211,859)	(209,229)	(230,401)	(220,467)	(499,280)

Net realized gain (loss) from investment transactions	(20)	(12)	(531)	(461)	(28,309)	10,491	6,164	48,025

Net unrealized appreciation (depreciation) of investments
Beginning of period	5,011	38,245	157,147	168,154	592,876	522,498	779,043	1,205,010
End of period	7,494	105,744	466,900	564,400	514,002	1,456,381	1,859,599	2,531,728

Change in net unrealized appreciation (depreciation) of investments	2,483	67,499	309,753	396,246	(78,874)	933,883	1,080,556	1,326,718

Net increase (decrease) in net assets from operations	$6,787	$74,778	$337,768	$428,655	$(65,204)	$1,149,277	$1,173,152	$1,980,955

The accompanying notes are an integral part of these financial statements.

13

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued		Janus Aspen Series			PIMCO Variable Insurance Trust – Administrative Class Shares		Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds

	Strategic Growth Fund	Structured Small Cap Equity Fund	Balanced Portfolio (Service Shares)	Enterprise Portfolio (Service Shares)	Forty Portfolio (Institutional Shares)	VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	VIT Low Duration Portfolio	Principal Capital Appreciation Account
Investment income
Dividends and capital gain distributions	$521,597	$370,323	$282,710	$8,610	$135,089	$295,922	$60,344	$629,352

Total investment income	521,597	370,323	282,710	8,610	135,089	295,922	60,344	629,352

Expenses
Mortality and expense risk	107,715	22,811	25,789	20,285	157,733	32,623	35,552	21,876

Total expenses	107,715	22,811	25,789	20,285	157,733	32,623	35,552	21,876

Net investment income (loss)	413,882	347,512	256,921	(11,675)	(22,644)	263,299	24,792	607,476

Realized gains (losses) on investments
Proceeds from sales	716,424	166,025	199,175	234,799	1,197,197	231,456	165,245	242,616
Cost of investments sold	(642,260)	(157,578)	(200,122)	(185,764)	(1,049,397)	(236,412)	(167,232)	(245,946)

Net realized gain (loss) from investment transactions	74,164	8,447	(947)	49,035	147,800	(4,956)	(1,987)	(3,330)

Net unrealized appreciation (depreciation) of investments
Beginning of period	3,221,617	632,055	170,311	1,078,647	7,214,424	264,651	242,524	377,940
End of period	6,029,205	1,051,731	649,139	1,673,492	12,140,443	(7,296)	179,262	526,302

Change in net unrealized appreciation (depreciation) of investments	2,807,588	419,676	478,828	594,845	4,926,019	(271,947)	(63,262)	148,362

Net increase (decrease) in net assets from operations	$3,295,634	$775,635	$734,802	$632,205	$5,051,175	$(13,604)	$(40,457)	$752,508

The accompanying notes are an integral part of these financial statements.

14

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds, continued						Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds

	Diversified International Account	Equity Income Account	LargeCap Blend Account II	LargeCap Growth Account	MidCap Account (1)	SmallCap Growth Account II	Government & High Quality Bond Account	Income Account
Investment income
Dividends and capital gain distributions	$17,121	$184,703	$3,189	$2,500	$463,846	$-	$440	$6,395

Total investment income	17,121	184,703	3,189	2,500	463,846	-	440	6,395

Expenses
Mortality and expense risk	5,265	53,779	1,758	1,308	69,065	15,841	127	931

Total expenses	5,265	53,779	1,758	1,308	69,065	15,841	127	931

Net investment income (loss)	11,856	130,924	1,431	1,192	394,781	(15,841)	313	5,464

Realized gains (losses) on investments
Proceeds from sales	232,768	455,204	47,818	71,877	542,131	150,209	16,776	34,794
Cost of investments sold	(184,709)	(452,817)	(40,846)	(61,034)	(514,155)	(123,440)	(16,818)	(33,156)

Net realized gain (loss) from investment transactions	48,059	2,387	6,972	10,843	27,976	26,769	(42)	1,638

Net unrealized appreciation (depreciation) of investments
Beginning of period	231,749	724,379	66,715	65,111	2,334,056	360,254	729	18,479
End of period	293,244	2,038,406	126,367	108,509	4,075,669	1,022,885	167	10,536

Change in net unrealized appreciation (depreciation) of investments	61,495	1,314,027	59,652	43,398	1,741,613	662,631	(562)	(7,943)

Net increase (decrease) in net assets from operations	$121,410	$1,447,338	$68,055	$55,433	$2,164,370	$673,559	$(291)	$(841)

(1)    The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

15

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Operations

Year Ended December 31, 2013

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds, continued		Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	Money Market Account	Short-Term Income Account	SAM Balanced Portfolio	SAM Conservative Balanced Portfolio	SAM Conservative Growth Portfolio	SAM Flexible Income Portfolio	SAM Strategic Growth Portfolio
Investment income
Dividends and capital gain distributions	$-	$18	$571,020	$84,834	$634,915	$62,154	$575,739

Total investment income	-	18	571,020	84,834	634,915	62,154	575,739

Expenses
Mortality and expense risk	71	8	118,589	15,435	302,206	9,542	381,790

Total expenses	71	8	118,589	15,435	302,206	9,542	381,790

Net investment income (loss)	(71)	10	452,431	69,399	332,709	52,612	193,949

Realized gains (losses) on investments
Proceeds from sales	1,238	2,110	1,761,464	428,430	2,572,244	116,699	3,309,201
Cost of investments sold	(1,238)	(1,986)	(1,745,270)	(420,274)	(2,589,849)	(117,341)	(3,413,331)

Net realized gain (loss) from investment transactions	-	124	16,194	8,156	(17,605)	(642)	(104,130)

Net unrealized appreciation (depreciation) of investments
Beginning of period	2	202	1,364,849	219,238	3,274,888	149,396	3,951,049
End of period	-	82	3,490,522	379,212	10,897,228	183,109	15,335,239

Change in net unrealized appreciation (depreciation) of investments	(2)	(120)	2,125,673	159,974	7,622,340	33,713	11,384,190

Net increase (decrease) in net assets from operations	$(73)	$14	$2,594,298	$237,529	$7,937,444	$85,683	$11,474,009

The accompanying notes are an integral part of these financial statements.

16

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Calvert Variable Series, Inc.		Dreyfus Variable Investment Fund – Service Class Shares				The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

	VP SRI Mid Cap Growth Portfolio		Opportunistic Small Cap Portfolio		Quality Bond Portfolio		Socially Responsible Growth Fund
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$17,145	$15,214	$(34,924)	$(26,942)	$20,687	$22,352	$966	$(234)
Net realized gain (loss) from investment transactions	2,186	368	8,119	(51,704)	(1,332)	98	2,007	(46)
Change in net unrealized appreciation (depreciation) of investments	20,811	4,383	1,615,137	621,578	(52,719)	44,864	70,043	16,992

Net increase (decrease) in net assets from operations	40,142	19,965	1,588,332	542,932	(33,364)	67,314	73,016	16,712

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	18,871	21,170	757,261	690,934	168,251	178,590	129,487	85,778
Transfers for contract benefits and terminations	(15,878)	(10,177)	(193,079)	(164,566)	(71,107)	(61,931)	(15,503)	(7,426)
Contract maintenance charges	(11,158)	(11,971)	(408,218)	(348,580)	(84,945)	(98,087)	(70,629)	(50,567)
Transfers between subaccounts (including fixed account), net	(3,153)	(2,191)	(168,203)	(78,507)	18,658	(10,148)	42,546	9,302

Net increase (decrease) in net assets from contract transactions	(11,318)	(3,169)	(12,239)	99,281	30,857	8,424	85,901	37,087

Total increase (decrease) in net assets	28,824	16,796	1,576,093	642,213	(2,507)	75,738	158,917	53,799
Net assets
Beginning of period	144,451	127,655	3,399,985	2,757,772	1,237,475	1,161,737	200,561	146,762

End of period	$173,275	$144,451	$4,976,078	$3,399,985	$1,234,968	$1,237,475	$359,478	$200,561

Analysis of increase (decrease) in units outstanding
Units issued	619	763	23,192	27,249	6,516	4,468	7,870	5,084
Units redeemed	(1,291)	(985)	(25,047)	(17,020)	(4,547)	(3,899)	(2,263)	(1,882)

Increase (decrease) in units outstanding	(672)	(222)	(1,855)	10,229	1,969	569	5,607	3,202
Beginning units	9,835	10,057	319,455	309,226	77,600	77,031	18,669	15,467

Ending units	9,163	9,835	317,600	319,455	79,569	77,600	24,276	18,669

The accompanying notes are an integral part of these financial statements.

17

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	DWS Investments VIT Funds - Class B Shares		DWS Variable Series I – Class A Shares

	Equity 500 Index VIP		Bond VIP		Core Equity VIP		Global Small Cap Growth VIP
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$57,746	$13,067	$158,807	$188,578	$15,589	$9,417	$570,496	$350,991
Net realized gain (loss) from investment transactions	4,381	3,474	(53,167)	(48,589)	24,771	(10,734)	3,277	(71,002)
Change in net unrealized appreciation (depreciation) of investments	453,467	194,703	(335,625)	216,281	831,886	325,192	2,093,115	665,235

Net increase (decrease) in net assets from operations	515,594	211,244	(229,985)	356,270	872,246	323,875	2,666,888	945,224

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	181,735	203,409	1,348,812	1,401,150	295,521	303,224	1,709,224	1,755,953
Transfers for contract benefits and terminations	(83,980)	(94,083)	(329,328)	(284,934)	(177,515)	(112,352)	(448,132)	(339,797)
Contract maintenance charges	(34,476)	(38,518)	(633,824)	(689,813)	(176,744)	(175,754)	(916,056)	(883,225)
Transfers between subaccounts (including fixed account), net	(46,580)	(127,423)	148,494	(42,786)	(95,957)	(56,465)	(409,119)	(107,572)

Net increase (decrease) in net assets from contract transactions	16,699	(56,615)	534,154	383,617	(154,695)	(41,347)	(64,083)	425,359

Total increase (decrease) in net assets	532,293	154,629	304,169	739,887	717,551	282,528	2,602,805	1,370,583
Net assets
Beginning of period	1,659,600	1,504,971	5,762,319	5,022,432	2,485,154	2,202,626	7,677,507	6,306,924

End of period	$2,191,893	$1,659,600	$6,066,488	$5,762,319	$3,202,705	$2,485,154	$10,280,312	$7,677,507

Analysis of increase (decrease) in units outstanding
Units issued	34,569	9,356	52,110	43,140	7,581	11,836	30,376	53,666
Units redeemed	(20,853)	(13,226)	(14,332)	(15,095)	(19,824)	(15,818)	(30,372)	(20,019)

Increase (decrease) in units outstanding	13,716	(3,870)	37,778	28,045	(12,243)	(3,982)	4	33,647
Beginning units	98,392	102,262	381,818	353,773	230,514	234,496	462,357	428,710

Ending units	112,108	98,392	419,596	381,818	218,271	230,514	462,361	462,357

The accompanying notes are an integral part of these financial statements.

18

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	DWS Variable Series I – Class A Shares, continued		DWS Variable Series II – Class A Shares

	International VIP		Government & Agency Securities VIP		High Income VIP		Large Cap Value VIP
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$467,283	$106,344	$120,441	$98,967	$283,683	$284,055	$261,372	$208,783
Net realized gain (loss) from investment transactions	(208,232)	(219,349)	(14,122)	(2,010)	(29,440)	(38,163)	35,169	(23,886)
Change in net unrealized appreciation (depreciation) of investments	1,674,148	1,684,529	(184,260)	(58,016)	62,317	274,588	6,113,268	1,515,747

Net increase (decrease) in net assets from operations	1,933,199	1,571,524	(77,941)	38,941	316,560	520,480	6,409,809	1,700,644

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,170,736	2,107,012	377,638	361,918	1,027,567	969,500	4,199,888	4,307,058
Transfers for contract benefits and terminations	(546,067)	(454,125)	(107,940)	(87,077)	(233,869)	(180,744)	(1,293,632)	(1,058,180)
Contract maintenance charges	(1,008,627)	(952,460)	(203,734)	(206,853)	(555,799)	(534,600)	(2,101,352)	(2,120,551)
Transfers between subaccounts (including fixed account), net	(88,949)	(180,276)	31,380	15,805	24,203	(48,837)	(869,199)	(285,398)

Net increase (decrease) in net assets from contract transactions	527,093	520,151	97,344	83,793	262,102	205,319	(64,295)	842,929

Total increase (decrease) in net assets	2,460,292	2,091,675	19,403	122,734	578,662	725,799	6,345,514	2,543,573
Net assets
Beginning of period	9,749,795	7,658,120	1,987,546	1,864,812	4,359,836	3,634,037	21,523,031	18,979,458

End of period	$12,210,087	$9,749,795	$2,006,949	$1,987,546	$4,938,498	$4,359,836	$27,868,545	$21,523,031

Analysis of increase (decrease) in units outstanding
Units issued	116,786	126,608	14,979	11,353	27,423	25,484	53,515	72,524
Units redeemed	(53,923)	(45,574)	(7,888)	(5,170)	(11,318)	(11,237)	(51,611)	(31,520)

Increase (decrease) in units outstanding	62,863	81,034	7,091	6,183	16,105	14,247	1,904	41,004
Beginning units	1,374,658	1,293,624	113,531	107,348	230,028	215,781	945,046	904,042

Ending units	1,437,521	1,374,658	120,622	113,531	246,133	230,028	946,950	945,046

The accompanying notes are an integral part of these financial statements.

19

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	DWS Variable Series II – Class A Shares, continued				Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares

	Money Market VIP		Small Mid Cap Growth VIP		VIP Growth Portfolio		VIP Index 500 Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$(11,700)	$(11,549)	$(2,968)	$(2,912)	$(92,357)	$(46,415)	$317,842	$315,784
Net realized gain (loss) from investment transactions	-	-	8,765	(301)	98,952	12,176	13,006	(51,993)
Change in net unrealized appreciation (depreciation) of investments	3	(1)	128,087	41,427	4,787,734	1,623,131	3,935,548	1,457,363

Net increase (decrease) in net assets from operations	(11,697)	(11,550)	133,884	38,214	4,794,329	1,588,892	4,266,396	1,721,154

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	377,239	402,895	56,041	52,730	2,846,472	2,788,226	2,869,785	2,797,812
Transfers for contract benefits and terminations	(93,246)	(84,312)	(38,343)	(17,632)	(760,980)	(659,150)	(729,318)	(731,386)
Contract maintenance charges	(180,896)	(200,494)	(26,674)	(27,231)	(1,495,431)	(1,471,655)	(1,501,315)	(1,438,131)
Transfers between subaccounts (including fixed account), net	(6,988)	(64,574)	(12,276)	(4,351)	(535,352)	(284,392)	(246,300)	(286,140)

Net increase (decrease) in net assets from contract transactions	96,109	53,515	(21,252)	3,516	54,709	373,029	392,852	342,155

Total increase (decrease) in net assets	84,412	41,965	112,632	41,730	4,849,038	1,961,921	4,659,248	2,063,309
Net assets
Beginning of period	1,447,086	1,405,121	333,103	291,373	13,569,264	11,607,343	13,580,501	11,517,192

End of period	$1,531,498	$1,447,086	$445,735	$333,103	$18,418,302	$13,569,264	$18,239,749	$13,580,501

Analysis of increase (decrease) in units outstanding
Units issued	19,507	19,578	5,650	6,055	75,628	90,441	79,408	81,359
Units redeemed	(10,450)	(14,359)	(9,328)	(5,466)	(70,221)	(55,650)	(51,099)	(51,855)

Increase (decrease) in units outstanding	9,057	5,219	(3,678)	589	5,407	34,791	28,309	29,504
Beginning units	127,574	122,355	67,610	67,021	1,267,884	1,233,093	1,077,646	1,048,142

Ending units	136,631	127,574	63,932	67,610	1,273,291	1,267,884	1,105,955	1,077,646

The accompanying notes are an integral part of these financial statements.

20

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Fidelity Variable Insurance Products (VIP) Funds – Service Class Shares, continued		Fidelity VIP Freedom Funds – Service Class 2 Shares

	VIP Mid Cap Portfolio		VIP Freedom 2005 Portfolio		VIP Freedom 2010 Portfolio		VIP Freedom 2015 Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,167,545	$556,457	$315	$325	$873	$721	$2,985	$3,089
Net realized gain (loss) from investment transactions	12	(12,592)	(3)	(10)	(25)	(20)	104	(116)
Change in net unrealized appreciation (depreciation) of investments	1,471,398	291,731	1,496	1,036	3,198	1,593	10,822	6,456

Net increase (decrease) in net assets from operations	2,638,955	835,596	1,808	1,351	4,046	2,294	13,911	9,429

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	2,147,342	1,972,208	7,020	7,215	25,847	22,825	36,824	49,434
Transfers for contract benefits and terminations	(399,808)	(322,276)	(176)	(476)	(3,563)	(1,459)	(3,933)	(1,085)
Contract maintenance charges	(1,087,827)	(980,850)	(4,102)	(3,815)	(14,157)	(12,921)	(33,451)	(33,316)
Transfers between subaccounts (including fixed account), net	(111,874)	(3,636)	333	29	612	528	1,821	6,549

Net increase (decrease) in net assets from contract transactions	547,833	665,446	3,075	2,953	8,739	8,973	1,261	21,582

Total increase (decrease) in net assets	3,186,788	1,501,042	4,883	4,304	12,785	11,267	15,172	31,011
Net assets
Beginning of period	7,287,371	5,786,329	18,271	13,967	27,590	16,323	101,911	70,900

End of period	$10,474,159	$7,287,371	$23,154	$18,271	$40,375	$27,590	$117,083	$101,911

Analysis of increase (decrease) in units outstanding
Units issued	57,354	64,309	471	509	1,192	1,081	2,074	3,435
Units redeemed	(21,398)	(14,419)	(224)	(255)	(528)	(316)	(1,991)	(1,575)

Increase (decrease) in units outstanding	35,956	49,890	247	254	664	765	83	1,860
Beginning units	339,377	289,487	1,526	1,272	2,238	1,473	8,311	6,451

Ending units	375,333	339,377	1,773	1,526	2,902	2,238	8,394	8,311

The accompanying notes are an integral part of these financial statements.

21

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Fidelity VIP Freedom Funds – Service Class 2 Shares, continued

	VIP Freedom 2020 Portfolio		VIP Freedom 2025 Portfolio		VIP Freedom 2030 Portfolio		VIP Freedom Income Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$8,611	$7,102	$15,818	$9,362	$49,246	$35,106	$2,114	$1,665
Net realized gain (loss) from investment transactions	(80)	(359)	(430)	(492)	427	(2,456)	(47)	(21)
Change in net unrealized appreciation (depreciation) of investments	35,849	19,979	73,640	32,978	286,019	123,746	2,728	1,912

Net increase (decrease) in net assets from operations	44,380	26,722	89,028	41,848	335,692	156,396	4,795	3,556

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	163,041	163,837	305,195	275,254	1,061,053	979,944	79,663	52,662
Transfers for contract benefits and terminations	(14,153)	(14,593)	(20,774)	(18,742)	(126,516)	(85,427)	(983)	(6,495)
Contract maintenance charges	(95,248)	(88,425)	(167,648)	(143,118)	(585,031)	(534,489)	(41,425)	(29,533)
Transfers between subaccounts (including fixed account), net	(18,072)	2,411	(14,697)	6,595	(45,171)	25,178	3,479	4,107

Net increase (decrease) in net assets from contract transactions	35,568	63,230	102,076	119,989	304,335	385,206	40,734	20,741

Total increase (decrease) in net assets	79,948	89,952	191,104	161,837	640,027	541,602	45,529	24,297
Net assets
Beginning of period	274,058	184,106	407,588	245,751	1,452,138	910,536	77,205	52,908

End of period	$354,006	$274,058	$598,692	$407,588	$2,092,165	$1,452,138	$122,734	$77,205

Analysis of increase (decrease) in units outstanding
Units issued	7,178	8,808	11,119	12,920	38,402	42,848	4,126	2,625
Units redeemed	(4,450)	(3,309)	(3,390)	(2,535)	(15,016)	(8,438)	(780)	(847)

Increase (decrease) in units outstanding	2,728	5,499	7,729	10,385	23,386	34,410	3,346	1,778
Beginning units	22,655	17,156	33,510	23,125	122,916	88,506	6,489	4,711

Ending units	25,383	22,655	41,239	33,510	146,302	122,916	9,835	6,489

The accompanying notes are an integral part of these financial statements.

22

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

	VIP FundsManager 20% Portfolio		VIP FundsManager 50% Portfolio		VIP FundsManager 70% Portfolio		VIP FundsManager 85% Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$4,324	$1,444	$7,291	$5,029	$28,546	$20,143	$32,870	$17,627
Net realized gain (loss) from investment transactions	(20)	(34)	(12)	(352)	(531)	(1,735)	(461)	(2,607)
Change in net unrealized appreciation (depreciation) of investments	2,483	3,372	67,499	27,249	309,753	119,874	396,246	122,418

Net increase (decrease) in net assets from operations	6,787	4,782	74,778	31,926	337,768	138,282	428,655	137,438

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	94,092	71,673	370,586	319,164	907,477	851,070	1,113,021	949,236
Transfers for contract benefits and terminations	(12,463)	(5,026)	(44,247)	(14,687)	(51,625)	(50,590)	(146,064)	(60,864)
Contract maintenance charges	(53,464)	(40,969)	(206,326)	(174,203)	(537,238)	(476,356)	(612,641)	(524,090)
Transfers between subaccounts (including fixed account), net	2,120	1,205	27,182	14,410	2,977	8,146	23,421	35,889

Net increase (decrease) in net assets from contract transactions	30,285	26,883	147,195	144,684	321,591	332,270	377,737	400,171

Total increase (decrease) in net assets	37,072	31,665	221,973	176,610	659,359	470,552	806,392	537,609
Net assets
Beginning of period	116,574	84,909	450,898	274,288	1,432,329	961,777	1,393,594	855,985

End of period	$153,646	$116,574	$672,871	$450,898	$2,091,688	$1,432,329	$2,199,986	$1,393,594

Analysis of increase (decrease) in units outstanding
Units issued	3,959	3,206	15,808	15,025	31,548	38,517	45,502	44,188
Units redeemed	(1,445)	(883)	(4,306)	(2,517)	(6,500)	(8,772)	(15,926)	(7,217)

Increase (decrease) in units outstanding	2,514	2,323	11,502	12,508	25,048	29,745	29,576	36,971
Beginning units	9,913	7,590	37,662	25,154	122,081	92,336	122,495	85,524

Ending units	12,427	9,913	49,164	37,662	147,129	122,081	152,071	122,495

The accompanying notes are an integral part of these financial statements.

23

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Franklin Templeton Variable Insurance Products Trust – Class 2 Shares						Goldman Sachs Variable Insurance Trust – Institutional Class Shares

	Developing Markets Securities Fund		Small – Mid Cap Growth Securities Fund		Small Cap Value Securities Fund		Mid Cap Value Fund
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$41,979	$17,466	$204,903	$174,282	$86,432	$449	$606,212	$18,442
Net realized gain (loss) from investment transactions	(28,309)	(57,274)	10,491	(2,582)	6,164	(7,693)	48,025	(26,545)
Change in net unrealized appreciation (depreciation) of investments	(78,874)	462,246	933,883	81,578	1,080,556	472,200	1,326,718	962,464

Net increase (decrease) in net assets from operations	(65,204)	422,438	1,149,277	253,278	1,173,152	464,956	1,980,955	954,361

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	804,068	843,354	981,219	868,067	915,823	845,302	852,043	883,230
Transfers for contract benefits and terminations	(170,734)	(203,133)	(143,029)	(142,716)	(167,745)	(120,885)	(352,949)	(290,918)
Contract maintenance charges	(365,523)	(406,581)	(497,839)	(446,675)	(451,305)	(404,509)	(483,232)	(490,902)
Transfers between subaccounts (including fixed account), net	(14,504)	(7,320)	(81,230)	34,251	(50,149)	(46,549)	(316,751)	(173,423)

Net increase (decrease) in net assets from contract transactions	253,307	226,320	259,121	312,927	246,624	273,359	(300,889)	(72,013)

Total increase (decrease) in net assets	188,103	648,758	1,408,398	566,205	1,419,776	738,315	1,680,066	882,348
Net assets
Beginning of period	3,963,356	3,314,598	3,002,189	2,435,984	3,201,469	2,463,154	6,371,384	5,489,036

End of period	$4,151,459	$3,963,356	$4,410,587	$3,002,189	$4,621,245	$3,201,469	$8,051,450	$6,371,384

Analysis of increase (decrease) in units outstanding
Units issued	20,263	19,912	32,720	36,694	29,467	33,201	7,559	10,849
Units redeemed	(7,678)	(8,199)	(14,888)	(10,370)	(12,247)	(10,372)	(19,103)	(13,620)

Increase (decrease) in units outstanding	12,585	11,713	17,832	26,324	17,220	22,829	(11,544)	(2,771)
Beginning units	188,614	176,901	233,236	206,912	216,265	193,436	275,910	278,681

Ending units	201,199	188,614	251,068	233,236	233,485	216,265	264,366	275,910

The accompanying notes are an integral part of these financial statements.

24

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Goldman Sachs Variable Insurance Trust – Institutional Class Shares, continued				Janus Aspen Series

	Strategic Growth Fund		Structured Small Cap Equity Fund		Balanced Portfolio (Service Shares)		Enterprise Portfolio (Service Shares)
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$413,882	$(19,210)	$347,512	$7,623	$256,921	$279,266	$(11,675)	$(17,519)
Net realized gain (loss) from investment transactions	74,164	19,649	8,447	(397)	(947)	(9,295)	49,035	16,044
Change in net unrealized appreciation (depreciation) of investments	2,807,588	1,681,568	419,676	225,010	478,828	80,794	594,845	295,498

Net increase (decrease) in net assets from operations	3,295,634	1,682,007	775,635	232,236	734,802	350,765	632,205	294,023

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,760,443	1,835,214	446,762	481,812	1,534,345	1,265,443	268,669	291,625
Transfers for contract benefits and terminations	(618,421)	(519,696)	(120,658)	(115,659)	(189,596)	(104,965)	(109,497)	(108,652)
Contract maintenance charges	(938,125)	(977,644)	(224,370)	(234,256)	(782,554)	(661,889)	(138,922)	(152,897)
Transfers between subaccounts (including fixed account), net	(420,650)	(328,910)	(98,746)	(35,983)	169,521	111,688	(131,693)	(66,573)

Net increase (decrease) in net assets from contract transactions	(216,753)	8,964	2,988	95,914	731,716	610,277	(111,443)	(36,497)

Total increase (decrease) in net assets	3,078,881	1,690,971	778,623	328,150	1,466,518	961,042	520,762	257,526
Net assets
Beginning of period	10,590,864	8,899,893	2,239,696	1,911,546	3,552,092	2,591,050	2,103,786	1,846,260

End of period	$13,669,745	$10,590,864	$3,018,319	$2,239,696	$5,018,610	$3,552,092	$2,624,548	$2,103,786

Analysis of increase (decrease) in units outstanding
Units issued	33,191	43,535	8,600	13,684	58,447	54,842	9,697	8,101
Units redeemed	(48,576)	(42,076)	(7,817)	(7,420)	(10,567)	(9,648)	(14,042)	(10,563)

Increase (decrease) in units outstanding	(15,385)	1,459	783	6,264	47,880	45,194	(4,345)	(2,462)
Beginning units	930,927	929,468	141,153	134,889	231,416	186,222	137,619	140,081

Ending units	915,542	930,927	141,936	141,153	279,296	231,416	133,274	137,619

The accompanying notes are an integral part of these financial statements.

25

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Janus Aspen Series, continued		PIMCO Variable Insurance Trust – Administrative Class Shares				Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds

	Forty Portfolio (Institutional Shares)		VIT Foreign Bond Portfolio (U.S. Dollar- Hedged)		VIT Low Duration Portfolio		Principal Capital Appreciation Account
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$(22,644)	$(20,949)	$263,299	$181,236	$24,792	$40,170	$607,476	$27,958
Net realized gain (loss) from investment transactions	147,800	43,299	(4,956)	90	(1,987)	64	(3,330)	(8,528)
Change in net unrealized appreciation (depreciation) of investments	4,926,019	3,058,516	(271,947)	152,352	(63,262)	144,728	148,362	241,447

Net increase (decrease) in net assets from operations	5,051,175	3,080,866	(13,604)	333,678	(40,457)	184,962	752,508	260,877

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	3,272,477	3,053,379	785,899	762,966	808,170	815,717	385,084	407,734
Transfers for contract benefits and terminations	(982,689)	(752,312)	(215,215)	(170,539)	(195,294)	(183,092)	(122,906)	(116,153)
Contract maintenance charges	(1,745,577)	(1,638,742)	(408,406)	(424,035)	(404,143)	(431,762)	(148,374)	(155,875)
Transfers between subaccounts (including fixed account), net	(453,997)	(457,758)	58,854	(45,402)	76,095	(3,684)	(39,935)	(49,695)

Net increase (decrease) in net assets from contract transactions	90,214	204,567	221,132	122,990	284,828	197,179	73,869	86,011

Total increase (decrease) in net assets	5,141,389	3,285,433	207,528	456,668	244,371	382,141	826,377	346,888
Net assets
Beginning of period	16,563,408	13,277,975	3,754,126	3,297,458	4,041,096	3,658,955	2,366,249	2,019,361

End of period	$21,704,797	$16,563,408	$3,961,654	$3,754,126	$4,285,467	$4,041,096	$3,192,626	$2,366,249

Analysis of increase (decrease) in units outstanding
Units issued	102,573	101,488	25,355	18,161	28,529	22,614	24,207	16,029
Units redeemed	(95,348)	(82,468)	(11,137)	(9,865)	(9,357)	(8,695)	(14,541)	(10,945)

Increase (decrease) in units outstanding	7,225	19,020	14,218	8,296	19,172	13,919	9,666	5,084
Beginning units	1,659,684	1,640,664	199,935	191,639	251,952	238,033	132,704	127,620

Ending units	1,666,909	1,659,684	214,153	199,935	271,124	251,952	142,370	132,704

The accompanying notes are an integral part of these financial statements.

26

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds, continued

	Diversified International Account		Equity Income Account		LargeCap Blend Account II		LargeCap Growth Account
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$11,856	$7,650	$130,924	$103,331	$1,431	$701	$1,192	$(1,256)
Net realized gain (loss) from investment transactions	48,059	4,615	2,387	(61,186)	6,972	(329)	10,843	3,675
Change in net unrealized appreciation (depreciation) of investments	61,495	99,406	1,314,027	546,437	59,652	24,221	43,398	22,497

Net increase (decrease) in net assets from operations	121,410	111,671	1,447,338	588,582	68,055	24,593	55,433	24,916

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	100,740	117,487	894,622	939,121	37,650	40,982	30,479	32,951
Transfers for contract benefits and terminations	(186,458)	(86,408)	(283,151)	(364,686)	(13,971)	(1,710)	(13,537)	(26,729)
Contract maintenance charges	(27,947)	(40,186)	(417,853)	(452,778)	(8,195)	(9,767)	(6,083)	(6,955)
Transfers between subaccounts (including fixed account), net	(30,946)	(11,057)	(167,317)	(150,400)	(4,576)	(7,338)	(31,505)	(6,379)

Net increase (decrease) in net assets from contract transactions	(144,611)	(20,164)	26,301	(28,743)	10,908	22,167	(20,646)	(7,112)

Total increase (decrease) in net assets	(23,201)	91,507	1,473,639	559,839	78,963	46,760	34,787	17,804
Net assets
Beginning of period	747,853	656,346	5,565,231	5,005,392	218,312	171,552	185,091	167,287

End of period	$724,652	$747,853	$7,038,870	$5,565,231	$297,275	$218,312	$219,878	$185,091

Analysis of increase (decrease) in units outstanding
Units issued	6,135	4,733	32,015	23,868	4,372	2,124	5,814	1,727
Units redeemed	(12,104)	(5,857)	(24,172)	(25,073)	(2,628)	(694)	(5,064)	(2,259)

Increase (decrease) in units outstanding	(5,969)	(1,124)	7,843	(1,205)	1,744	1,430	750	(532)
Beginning units	39,504	40,628	294,032	295,237	13,765	12,335	11,541	12,073

Ending units	33,535	39,504	301,875	294,032	15,509	13,765	12,291	11,541

The accompanying notes are an integral part of these financial statements.

27

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Equity Funds , continued				Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds

	MidCap Account (1)		SmallCap Growth Account II		Government & High Quality Bond Account		Income Account
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$394,781	$84,381	$(15,841)	$(12,991)	$313	$270	$5,464	$6,824
Net realized gain (loss) from investment transactions	27,976	11,517	26,769	19,546	(42)	4	1,638	3,274
Change in net unrealized appreciation (depreciation) of investments	1,741,613	933,476	662,631	195,805	(562)	(27)	(7,943)	5,906

Net increase (decrease) in net assets from operations	2,164,370	1,029,374	673,559	202,360	(291)	247	(841)	16,004

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,156,723	1,228,905	217,480	225,961	3,268	2,305	18,734	22,498
Transfers for contract benefits and terminations	(400,748)	(366,034)	(85,672)	(107,801)	-	-	(8,710)	(67,817)
Contract maintenance charges	(642,218)	(655,872)	(119,450)	(120,627)	(670)	(731)	(6,649)	(11,708)
Transfers between subaccounts (including fixed account), net	(243,690)	(180,512)	(88,645)	(40,213)	(16,156)	15,745	(23,394)	(2,018)

Net increase (decrease) in net assets from contract transactions	(129,933)	26,487	(76,287)	(42,680)	(13,558)	17,319	(20,019)	(59,045)

Total increase (decrease) in net assets	2,034,437	1,055,861	597,272	159,680	(13,849)	17,566	(20,860)	(43,041)
Net assets
Beginning of period	6,731,129	5,675,268	1,506,592	1,346,912	26,993	9,427	151,075	194,116

End of period	$8,765,566	$6,731,129	$2,103,864	$1,506,592	$13,144	$26,993	$130,215	$151,075

Analysis of increase (decrease) in units outstanding
Units issued	7,638	5,266	6,727	9,073	527	1,317	2,174	1,055
Units redeemed	(6,151)	(4,839)	(12,147)	(11,984)	(1,401)	(98)	(2,863)	(4,649)

Increase (decrease) in units outstanding	1,487	427	(5,420)	(2,911)	(874)	1,219	(689)	(3,594)
Beginning units	92,300	91,873	148,769	151,680	1,904	685	9,116	12,710

Ending units	93,787	92,300	143,349	148,769	1,030	1,904	8,427	9,116

(1) The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

The accompanying notes are an integral part of these financial statements.

28

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Fixed Income Funds, continued				Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios

	Money Market Account		Short-Term Income Account		SAM Balanced Portfolio		SAM Conservative Balanced Portfolio
	2013	2012	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$(71)	$(117)	$10	$22	$452,431	$123,499	$69,399	$23,479
Net realized gain (loss) from investment transactions	-	-	124	180	16,194	(105,802)	8,156	(6,839)
Change in net unrealized appreciation (depreciation) of investments	(2)	1	(120)	24	2,125,673	1,451,844	159,974	174,100

Net increase (decrease) in net assets from operations	(73)	(116)	14	226	2,594,298	1,469,541	237,529	190,740

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	1,629	800	119	147	5,408,504	4,680,049	848,504	658,440
Transfers for contract benefits and terminations	-	-	(2,010)	(5,130)	(1,008,099)	(698,336)	(285,161)	(78,244)
Contract maintenance charges	(1,301)	(1,238)	(99)	(163)	(2,950,556)	(2,525,146)	(459,137)	(352,147)
Transfers between subaccounts (including fixed account), net	16,150	(51,736)	-	-	(422,158)	112,734	11,183	(1,732)

Net increase (decrease) in net assets from contract transactions	16,478	(52,174)	(1,990)	(5,146)	1,027,691	1,569,301	115,389	226,317

Total increase (decrease) in net assets	16,405	(52,290)	(1,976)	(4,920)	3,621,989	3,038,842	352,918	417,057
Net assets
Beginning of period	670	52,960	3,124	8,044	15,186,616	12,147,774	2,230,733	1,813,676

End of period	$17,075	$670	$1,148	$3,124	$18,808,605	$15,186,616	$2,583,651	$2,230,733

Analysis of increase (decrease) in units outstanding
Units issued	1,645	1,506	70	11	219,872	168,661	39,612	25,869
Units redeemed	(110)	(6,329)	(210)	(417)	(116,094)	(44,203)	(25,823)	(8,237)

Increase (decrease) in units outstanding	1,535	(4,823)	(140)	(406)	103,778	124,458	13,789	17,632
Beginning units	61	4,884	241	647	933,717	809,259	141,004	123,372

Ending units	1,596	61	101	241	1,037,495	933,717	154,793	141,004

The accompanying notes are an integral part of these financial statements.

29

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Statement of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	Principal Variable Contracts Funds, Inc. – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios, continued

	SAM Conservative Growth Portfolio		SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	2013	2012	2013	2012	2013	2012

Increase (decrease) in net assets from operations
Net investment income (loss)	$332,709	$(188,084)	$52,612	$20,706	$193,949	$(318,826)
Net realized gain (loss) from investment transactions	(17,605)	(381,961)	(642)	3,982	(104,130)	(531,164)
Change in net unrealized appreciation (depreciation) of investments	7,622,340	4,409,665	33,713	76,184	11,384,190	6,054,358

Net increase (decrease) in net assets from operations	7,937,444	3,839,620	85,683	100,872	11,474,009	5,204,368

Increase (decrease) in net assets from contract transactions
Payments received from contract owners	10,874,797	9,865,497	329,834	284,296	12,395,121	11,298,421
Transfers for contract benefits and terminations	(2,173,323)	(2,053,469)	(39,162)	(134,268)	(2,940,603)	(2,248,857)
Contract maintenance charges	(5,756,096)	(5,180,582)	(179,377)	(161,737)	(6,485,481)	(5,907,236)
Transfers between subaccounts (including fixed account), net	(648,963)	(414,775)	21,346	199,973	(1,019,966)	(902,016)

Net increase (decrease) in net assets from contract transactions	2,296,415	2,216,671	132,641	188,264	1,949,071	2,240,312

Total increase (decrease) in net assets	10,233,859	6,056,291	218,324	289,136	13,423,080	7,444,680
Net assets
Beginning of period	35,021,525	28,965,234	1,216,768	927,632	42,945,807	35,501,127

End of period	$45,255,384	$35,021,525	$1,435,092	$1,216,768	$56,368,887	$42,945,807

Analysis of increase (decrease) in units outstanding
Units issued	342,122	294,999	15,824	27,645	367,634	327,461
Units redeemed	(141,672)	(109,217)	(6,818)	(13,906)	(175,512)	(128,696)

Increase (decrease) in units outstanding	200,450	185,782	9,006	13,739	192,122	198,765
Beginning units	2,097,513	1,911,731	76,217	62,478	2,526,352	2,327,587

Ending units	2,297,963	2,097,513	85,223	76,217	2,718,474	2,526,352

The accompanying notes are an integral part of these financial statements.

30

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

1. The Company:

The Farmers Variable Life Separate Account A (the “Account”), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Farmers New World Life Insurance Company (the “Company”) during 2000 and exists in accordance with the regulations of the Washington State Office of the Insurance Commissioner. The Company is a wholly owned subsidiary of Farmers Group, Inc. (“FGI”), whose ultimate parent is Zurich Insurance Group. FGI, an insurance holding company that provides management services, is attorney-in-fact for three inter-insurance exchanges and their subsidiaries.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the Variable Universal Life, Life Accumulator and EssentialLife Variable Universal Life policies is not chargeable with liabilities arising out of any other business the Company may conduct, but the obligations of the Account, including benefits related to variable life insurance, are obligations of the Company.

The Account is a funding vehicle for individual variable universal life policies, which may consist of optional riders for additional insurance benefits. Investments are made in the underlying mutual fund portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Investment transactions are recorded on a trade date basis. The deposits collected for these policies are invested, at the direction of the policyholders, in the subaccounts that comprise the Account. The Account is currently composed of fifty-five subaccounts. The value of each subaccount will increase or decrease, depending on the investment performance of the corresponding portfolio less mortality and expenses charged by the company. The subaccounts invest in the following underlying mutual fund portfolios (collectively, the “Funds”).

The Variable Universal Life portfolio includes:

Calvert Variable Series, Inc.

VP SRI Mid Cap Growth Portfolio

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

Quality Bond Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

DWS Variable Series I – Class A Shares

Bond VIP

Core Equity VIP

Global Small Cap Growth VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP

Money Market VIP

Small Mid Cap Growth VIP

31

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

1. The Company:

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Developing Markets Securities Fund

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Strategic Growth Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Enterprise Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Principal Capital Appreciation Account

Equity Income Account

MidCap Account (1)

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

– Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The Life Accumulator portfolio includes:

DWS Investments VIT Funds – Class B Shares

Equity 500 Index VIP

DWS Variable Series II – Class A Shares

Large Cap Value VIP

32

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

1. The Company:

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small Cap Value Securities Fund

Goldman Sachs Variable Insurance Trust – Institutional Class Shares

Mid Cap Value Fund

Structured Small Cap Equity Fund

Janus Aspen Series

Enterprise Portfolio (Service Shares)

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds

Principal Capital Appreciation Account

Diversified International Account

Equity Income Account

LargeCap Blend Account II

LargeCap Growth Account

MidCap Account (1)

SmallCap Growth Account II

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed Income Funds

Government & High Quality Bond Account

Income Account

Money Market Account

Short-Term Income Account

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

– Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

The EssentialLife Variable Universal Life portfolio includes:

Dreyfus Variable Investment Fund – Service Class Shares

Opportunistic Small Cap Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares

Socially Responsible Growth Fund

33

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

1. The Company:

DWS Variable Series I – Class A Shares

Bond VIP

Global Small Cap Growth VIP

International VIP

DWS Variable Series II – Class A Shares

Government & Agency Securities VIP

High Income VIP

Large Cap Value VIP

Money Market VIP

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares

VIP Growth Portfolio

VIP Index 500 Portfolio

VIP Mid Cap Portfolio

Fidelity VIP Freedom Funds – Service Class 2 Shares

VIP Freedom 2005 Portfolio

VIP Freedom 2010 Portfolio

VIP Freedom 2015 Portfolio

VIP Freedom 2020 Portfolio

VIP Freedom 2025 Portfolio

VIP Freedom 2030 Portfolio

VIP Freedom Income Portfolio

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares

VIP FundsManager 20% Portfolio

VIP FundsManager 50% Portfolio

VIP FundsManager 70% Portfolio

VIP FundsManager 85% Portfolio

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares

Small – Mid Cap Growth Securities Fund

Small Cap Value Securities Fund

Janus Aspen Series

Balanced Portfolio (Service Shares)

Forty Portfolio (Institutional Shares)

PIMCO Variable Insurance Trust – Administrative Class Shares

VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)

VIT Low Duration Portfolio

34

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

1. The Company:

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares

– Strategic Asset Management (“SAM”) Portfolios

SAM Balanced Portfolio

SAM Conservative Balanced Portfolio

SAM Conservative Growth Portfolio

SAM Flexible Income Portfolio

SAM Strategic Growth Portfolio

(1)	The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

The Company owns the assets in the Account, and is obligated to pay all benefits under the policies the Company issues. The Company provides insurance and administrative services to the policyholders for a fee. The Company also maintains a fixed account (the “Fixed Account”), to which policyholders may direct their deposits and receive a fixed rate of return.

The Company has sole discretion to invest the assets of the Fixed Account, subject to applicable law. Certain officers of the Account are also officers and directors of the Company.

The remainder of this page is intentionally left blank.

35

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

2. Significant Accounting Policies:

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Valuation of Investments and Accumulation Unit Values

Investments consist of shares of the Funds and are stated at fair value based on the reported net asset value (“NAV”) per share of the respective portfolios at December 31, 2013. Accumulation unit values are computed daily based on the change in fair market value of the NAV of the Fund less mortality and expense risk charges for the subaccount. For dividends and capital distributions received by the funds, the accumulation values are calculated with the dividend and capital distribution amount added back to the change in the fair market value of the NAV.

Realized Gains and Losses

Realized gains and losses represent the difference between the proceeds from sales of shares and the cost of such shares, which are determined using the specific identified cost method.

Payable to Farmers New World Life Insurance Company

Amounts payable to the Company consist of unsettled transactions. The amounts are due from the respective subaccounts, to the Company, for mortality and expense risk charges.

Federal Income Tax

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Therefore, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in tax law. A charge may be made in future years for any federal income taxes that would be attributable to the policies.

Dividends and Capital Gain Distributions

Dividend income and capital gain distributions received by the Funds are reinvested in the Fund and are recognized on the ex-distribution date.

Fair Value Measurements

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Accounting Standards Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosure , which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

36

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

2. Significant Accounting Policies:

Financial assets and liabilities recorded at fair value on the Statement of Assets, Liabilities and Contract Owners’ Equity are categorized as follows:

•	Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participation assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily NAV of the funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur. As there were no Level 2 or Level 3 assets in any period presented, disclosure of transfer between levels or a reconciliation of Level 3 assets is not required.

37

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

3. Expenses:

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life

Expenses
Mortality and Expense Risk Charge
Basic charges are assessed through reduction of unit values.	0.90%	0.25% – 0.70%	0.30% – 0.60%
Contract Maintenance Charges
Premium Charge
Charge is deducted upon payment of each premium.	3.50%	4.25%	3% – 7%
Partial Withdrawal Charge
Charge is deducted upon cash withdrawal.	2.0% not to exceed $25	2.0% not to exceed $25	2.0% not to exceed $25
Surrender Charge
Charges are deducted upon full surrender	N/A	$11.52 – $51.68 per $1,000 of face amount	N/A

Deferred Sales Charge Component	$50 – $75 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount

Administrative Component	$5.32 – $17.50 per $1,000 of face amount	N/A	$3 – $44.40 per $1,000 of face amount
Increase in Principal sum charge
Charge is deducted upon increase in principal sum.	$1.50 per $1,000, not to exceed $300	N/A	N/A
Transfer Charge
This charge is assessed through the redemption of units.	$0 – $25	$0 – $25	$0 – $25
Additional Annual Report Fee
This charge is assessed through the redemption of units.	$5	$5	$0 – $25
Monthly Administrative Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$5 – $8	$7 – $10	$12
Cost of Insurance
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.06 – $83.07 per $1,000 of benefit amount	$0.03 – $83.33 per $1,000 of benefit amount	$0.01 – $37.12 per $1,000 of benefit amount

Table Rating Factor Charge
This factor is multiplied by cost of insurance charge monthly on the issue date and on each monthly due date.	N/A	N/A	Up to five times the cost of insurance charge. The Table Rating Factor charge for most policies is $0.
Monthly Special Premium Class Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	Up to five times the cost of insurance charge. The Special Premium Class charge for most policies is $0.	N/A

38

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

3. Expenses:

Fees and Charges	Variable Universal Life	Life Accumulator	Farmers EssentialLife Variable Universal Life

Contract Charges
Flat Extra Monthly Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0 – $1000 per $1,000 of benefit amount	$0 – $1000 per $1,000 of benefit amount	$0 – $1.25 per $1,000 of benefit amount
Monthly Underwriting and Sales Charge
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date during the first five years and within five years after any increase in principal sum.	N/A	$0.24 – $0.88 per $1,000 of benefit amount	$0.06 – $2.21 per $1,000 of benefit amount
Loan Interest Spread
Assessed at the end of each policy year, at which point interest is added to the outstanding loan balance and a smaller amount of interest is credited to the policy’s fixed account.	1.5% – 5.0% of the policy loan balance	0.25% of the policy loan balance	2% – 4% of the policy loan balance
Accidental Death Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.04 – $0.38 per $1,000 of rider	N/A	$0.04 – $0.56 per $1,000 of rider
Accelerated Benefit Rider for Terminal Illness
This charge is assessed when benefit is paid under this rider.	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount	$0 – $250 plus the actuarial discount
Monthly Disability Benefit Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$4 – $40 per $100 of monthly benefit	$4 – $40 per $100 of monthly benefit	$4 – $62 per $100 of monthly benefit
Disability Waiver Rider
This charge is assessed monthly on the issue date and on each monthly due date.	4% – 40% of all other monthly charges	N/A	N/A
Waiver of Deduction Rider
This charge is assessed monthly on the issue date and on each monthly due date.	N/A	N/A	4% – 60% of all other monthly charges
Children’s Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.78 – $0.87 per $1,000 of rider amount	N/A	$0.78 – $0.87 per $1,000 of rider amount
Additional Insured Term Rider
This charge is assessed monthly through the redemption of units, on the issue date and on each monthly due date.	$0.09 – $4.35 per $1,000 of rider amount	N/A	N/A
Accelerated Death Benefit Rider
This charge is deducted upon benefit payment.	Charge per $1,000 of the amount of death benefit accelerated plus the actuarial discount	N/A	N/A

Portfolio Operating Expenses

The value of the net assets of each subaccount is reduced by the investment management, 12b-1 fees and service fees in some cases, and other expenses incurred by the corresponding portfolio in which the subaccount invests. These fees and expenses are paid indirectly, through a reduction in unit values, by the policyholders, which currently ranges up to 2%.

39

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

4. Purchases and Sales of Investments:

The aggregate cost of the shares acquired and the aggregate proceeds from shares sold during the period ended December 31, 2013 consist of the following:

	Purchases	Sales
Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio	$28,672	$22,820

Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio	$307,520	$353,528
Quality Bond Portfolio	130,163	78,592

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund	$115,702	$28,779

DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP	$218,156	$143,441

DWS Variable Series I – Class A Shares
Bond VIP	$935,107	$241,826
Core Equity VIP	131,294	269,782
Global Small Cap Growth VIP	1,129,055	620,628
International VIP	1,475,508	479,185

DWS Variable Series II – Class A Shares
Government & Agency Securities VIP	$362,310	$144,503
High Income VIP	786,795	240,580
Large Cap Value VIP	1,646,770	1,444,320
Money Market VIP	209,756	125,276
Small Mid Cap Growth VIP	33,055	57,178

Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio	$941,330	$975,205
VIP Index 500 Portfolio	1,558,714	844,324
VIP Mid Cap Portfolio	2,226,387	508,123

Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio	$6,242	$2,850
VIP Freedom 2010 Portfolio	16,459	6,843
VIP Freedom 2015 Portfolio	30,294	26,043
VIP Freedom 2020 Portfolio	101,912	57,707
VIP Freedom 2025 Portfolio	164,109	46,160
VIP Freedom 2030 Portfolio	549,614	195,855
VIP Freedom Income Portfolio	52,416	9,556

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio	$52,218	$17,598
VIP FundsManager 50% Portfolio	210,159	55,612
VIP FundsManager 70% Portfolio	436,933	86,612
VIP FundsManager 85% Portfolio	622,224	211,398

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund	$476,445	$180,920
Small – Mid Cap Growth Securities Fund	705,736	240,892
Small Cap Value Securities Fund	560,567	226,631

40

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

4. Purchases and Sales of Investments:

	Purchases	Sales
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund	$854,100	$547,305
Strategic Growth Fund	916,261	716,424
Structured Small Cap Equity Fund	517,173	166,025

Janus Aspen Series
Balanced Portfolio (Service Shares)	$1,188,441	$199,175
Enterprise Portfolio (Service Shares)	112,119	234,799
Forty Portfolio (Institutional Shares)	1,268,633	1,197,197

PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	$716,113	$231,456
VIT Low Duration Portfolio	475,102	165,245

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Equity Funds
Principal Capital Appreciation Account	$924,539	$242,616
Diversified International Account	100,010	232,768
Equity Income Account	613,594	455,204
LargeCap Blend Account II	60,201	47,818
LargeCap Growth Account	52,427	71,877
MidCap Account	808,709	542,131
SmallCap Growth Account II	58,572	150,209

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account	$3,522	$16,776
Income Account	20,230	34,794
Money Market Account	17,653	1,238
Short-Term Income Account	130	2,110

Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio	$3,243,473	$1,761,464
SAM Conservative Balanced Portfolio	613,355	428,430
SAM Conservative Growth Portfolio	5,208,057	2,572,244
SAM Flexible Income Portfolio	302,089	116,699
SAM Strategic Growth Portfolio	5,460,970	3,309,201

	$39,757,095	$21,385,972

41

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed:

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Calvert Variable Series, Inc. subaccounts
VP SRI Mid Cap Growth Portfolio	2013	9,835	619	(1,291)	9,163	$18.91
	2012	10,057	763	(985)	9,835	14.69
Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2013	295,999	9,727	(23,424)	282,302	$15.59
	2012	296,511	15,125	(15,637)	295,999	10.61
Quality Bond Portfolio	2013	77,600	6,516	(4,547)	79,569	15.52
	2012	77,031	4,468	(3,899)	77,600	15.95
The Dreyfus Socially Responsible Growth Fund, Inc. subaccounts
Socially Responsible Growth Fund	2013	11,099	977	(1,678)	10,398	$13.08
	2012	10,723	1,625	(1,249)	11,099	9.85
DWS Variable Series I subaccounts
Bond VIP	2013	364,690	43,714	(13,351)	395,053	$14.67
	2012	344,671	34,650	(14,631)	364,690	15.26
Core Equity VIP	2013	230,514	7,581	(19,824)	218,271	14.67
	2012	234,496	11,836	(15,818)	230,514	10.78
Global Small Cap Growth VIP	2013	399,765	13,577	(22,539)	390,803	23.43
	2012	387,039	29,246	(16,520)	399,765	17.39
International VIP	2013	1,344,001	83,614	(52,816)	1,374,799	8.41
	2012	1,276,066	111,831	(43,896)	1,344,001	7.06
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2013	98,792	8,063	(6,543)	100,312	$17.48
	2012	97,857	5,553	(4,618)	98,792	18.20
High Income VIP	2013	195,573	11,236	(7,721)	199,088	21.08
	2012	193,465	10,801	(8,693)	195,573	19.71
Large Cap Value VIP	2013	899,970	38,067	(44,384)	893,653	30.06
	2012	868,586	58,370	(26,986)	899,970	23.17
Money Market VIP	2013	103,455	12,678	(9,185)	106,948	11.56
	2012	102,766	13,312	(12,623)	103,455	11.66
Small Mid Cap Growth VIP	2013	67,610	5,650	(9,328)	63,932	6.97
	2012	67,021	6,055	(5,466)	67,610	4.93
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2013	1,170,915	43,194	(61,530)	1,152,579	$14.27
	2012	1,158,907	59,656	(47,648)	1,170,915	10.57
VIP Index 500 Portfolio	2013	1,007,872	50,293	(45,941)	1,012,224	16.55
	2012	1,001,701	55,355	(49,184)	1,007,872	12.64
VIP Mid Cap Portfolio	2013	245,121	13,873	(10,947)	248,047	33.85
	2012	237,230	18,540	(10,649)	245,121	25.10
Franklin Templeton Variable Insurance Products Trust subaccounts
Developing Markets Securities Fund	2013	188,614	20,263	(7,678)	201,199	$20.63
	2012	176,901	19,912	(8,199)	188,614	21.01
Small – Mid Cap Growth Securities Fund	2013	172,694	5,384	(10,015)	168,063	17.95
	2012	169,862	10,956	(8,124)	172,694	13.11
Small Cap Value Securities Fund	2013	128,088	7,716	(7,812)	127,992	20.84
	2012	123,404	10,265	(5,581)	128,088	15.43

42

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed:

	Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2013	264,763	6,511	(16,620)	254,654	$30.85
	2012	268,557	9,489	(13,283)	264,763	23.43
Strategic Growth Fund	2013	930,927	33,191	(48,576)	915,542	14.93
	2012	929,468	43,535	(42,076)	930,927	11.38
Structured Small Cap Equity Fund	2013	113,440	5,803	(7,025)	112,218	22.37
	2012	107,861	10,284	(4,705)	113,440	16.64
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2013	114,733	11,702	(6,601)	119,834	$20.57
	2012	107,426	13,730	(6,423)	114,733	17.33
Enterprise Portfolio (Service Shares)	2013	119,246	4,150	(8,727)	114,669	19.36
	2012	121,431	5,754	(7,939)	119,246	14.79
Forty Portfolio (Institutional Shares)	2013	1,543,427	49,750	(87,869)	1,505,308	12.89
	2012	1,557,311	65,588	(79,472)	1,543,427	9.91

PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2013	181,684	14,410	(10,523)	185,571	$19.17
	2012	179,078	11,034	(8,428)	181,684	19.24
VIT Low Duration Portfolio	2013	232,559	19,304	(6,802)	245,061	16.18
	2012	225,113	15,618	(8,172)	232,559	16.34
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Principal Capital Appreciation Account	2013	73,584	5,885	(6,066)	73,403	$19.52
	2012	70,802	6,615	(3,833)	73,584	14.89
Equity Income Account	2013	229,908	13,868	(11,734)	232,042	23.27
	2012	227,896	17,730	(15,718)	229,908	18.49
MidCap Account (1)	2013	87,800	3,741	(5,388)	86,153	96.16
	2012	86,912	4,955	(4,067)	87,800	72.63
SmallCap Growth Account II	2013	142,117	4,049	(10,907)	135,259	14.16
	2012	143,303	8,396	(9,582)	142,117	9.72
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2013	504,006	32,322	(40,066)	496,262	$21.27
	2012	495,547	39,131	(30,672)	504,006	18.29
SAM Conservative Balanced Portfolio	2013	55,003	6,143	(4,960)	56,186	19.30
	2012	55,027	5,294	(5,318)	55,003	17.51
SAM Conservative Growth Portfolio	2013	1,377,486	69,578	(72,070)	1,374,994	22.42
	2012	1,356,649	87,575	(66,738)	1,377,486	18.42
SAM Flexible Income Portfolio	2013	32,352	5,154	(2,685)	34,821	18.01
	2012	35,104	3,932	(6,684)	32,352	16.91
SAM Strategic Growth Portfolio	2013	1,706,120	79,512	(102,494)	1,683,138	23.33
	2012	1,693,259	98,414	(85,553)	1,706,120	18.52

43

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End
DWS Investments VIT Funds subaccounts
Equity 500 Index VIP	2013	98,392	7,689	(20,845)	85,236	$22.06
	2012	102,262	9,356	(13,226)	98,392	16.87
DWS Variable Series II subaccounts
Large Cap Value VIP	2013	12,625	1,440	(3,531)	10,534	$19.01
	2012	13,093	2,294	(2,762)	12,625	14.62
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2013	34,624	4,055	(6,154)	32,525	$18.88
	2012	33,848	6,374	(5,598)	34,624	13.96
Franklin Templeton Variable Insurance Products Trust subaccounts
Small Cap Value Securities Fund	2013	38,477	4,046	(3,068)	39,455	$21.20
	2012	35,759	5,303	(2,585)	38,477	15.67
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2013	11,147	1,048	(2,483)	9,712	$20.04
	2012	10,124	1,360	(337)	11,147	15.19
Structured Small Cap Equity Fund	2013	27,713	2,797	(792)	29,718	17.09
	2012	27,028	3,400	(2,715)	27,713	12.69
Janus Aspen Series subaccounts
Enterprise Portfolio (Service Shares)	2013	18,373	1,793	(5,310)	14,856	$24.24
	2012	18,650	2,347	(2,624)	18,373	18.49
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Principal Capital Appreciation Account	2013	59,120	6,985	(8,451)	57,654	$28.24
	2012	56,818	9,414	(7,112)	59,120	21.50
Diversified International Account	2013	39,504	4,171	(12,099)	31,576	22.22
	2012	40,628	4,733	(5,857)	39,504	18.93
Equity Income Account	2013	64,124	6,540	(12,401)	58,263	25.86
	2012	67,341	6,138	(9,355)	64,124	20.50
LargeCap Blend Account II	2013	13,765	1,790	(2,624)	12,931	20.67
	2012	12,335	2,124	(694)	13,765	15.86
LargeCap Growth Account	2013	11,541	1,334	(5,059)	7,816	21.29
	2012	12,073	1,727	(2,259)	11,541	16.04
MidCap Account (1)	2013	4,500	464	(740)	4,224	104.36
	2012	4,961	311	(772)	4,500	78.66
SmallCap Growth Account II	2013	6,652	421	(1,227)	5,846	27.35
	2012	8,377	677	(2,402)	6,652	18.74
Principal Variable Contracts Funds, Inc. (“PVC”) Income Funds subaccounts
Government & High Quality Bond Account	2013	1,904	221	(1,400)	725	$13.90
	2012	685	1,317	(98)	1,904	14.18
Income Account	2013	9,116	797	(2,863)	7,050	16.48
	2012	12,710	1,055	(4,649)	9,116	16.57
Money Market Account	2013	61	1,645	(110)	1,596	10.69
	2012	4,884	1,506	(6,329)	61	10.77
Short-Term Income Account	2013	241	9	(207)	43	12.98
	2012	647	11	(417)	241	12.91

44

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Life Accumulator - During The First Ten Policy Years
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2013	114,714	21,844	(49,633)	86,925	$20.86
	2012	109,027	11,237	(5,550)	114,714	17.91
SAM Conservative Balanced Portfolio	2013	41,316	1,829	(17,530)	25,615	18.73
	2012	38,994	3,257	(935)	41,316	16.96
SAM Conservative Growth Portfolio	2013	170,805	22,022	(50,463)	142,364	22.23
	2012	175,432	21,367	(25,994)	170,805	18.23
SAM Flexible Income Portfolio	2013	30,161	2,824	(2,478)	30,507	17.34
	2012	20,115	15,306	(5,260)	30,161	16.25
SAM Strategic Growth Portfolio	2013	263,957	20,197	(51,494)	232,660	23.40
	2012	267,598	25,651	(29,292)	263,957	18.54

The remainder of this page intentionally left blank.

45

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	Life Accumulator - During Years 11 through 20
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

DWS Investments VIT Funds subaccounts
Equity 500 Index VIP	2013	-	26,880	(8)	26,872	$11.61
DWS Variable Series II subaccounts
Large Cap Value VIP	2013	-	3,406	(5)	3,401	$11.46
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2013	-	1,664	-	1,664	$12.26
Franklin Templeton Variable Insurance Products Trust subaccounts
Small Cap Value Securities Fund	2013	-	942	(1)	941	$12.30
Goldman Sachs Variable Insurance Trust subaccounts
Mid Cap Value Fund	2013	-	-	-	-	$11.58
Structured Small Cap Equity Fund	2013	-	-	-	-	11.98
Janus Aspen Series subaccounts
Enterprise Portfolio (Service Shares)	2013	-	3,754	(5)	3,749	$11.87
Principal Variable Contracts Funds, Inc. (“PVC”) Equity Funds subaccounts
Principal Capital Appreciation Account	2013	-	11,337	(24)	11,313	$11.68
Diversified International Account	2013	-	1,964	(5)	1,959	11.78
Equity Income Account	2013	-	11,607	(37)	11,570	11.35
LargeCap Blend Account II	2013	-	2,582	(4)	2,578	11.62
LargeCap Growth Account	2013	-	4,480	(5)	4,475	11.96
MidCap Account	2013	-	3,433	(23)	3,410	11.81
SmallCap Growth Account II	2013	-	2,257	(13)	2,244	12.50
Principal Variable Contracts Funds, Inc. (“PVC”) Income Funds subaccounts
Government & High Quality Bond Account	2013	-	306	(1)	305	$10.05
Income Account	2013	-	1,377	-	1,377	10.21
Money Market Account	2013	-	-	-	-	9.98
Short-Term Income Account	2013	-	61	(3)	58	10.11
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2013	-	47,484	(187)	47,297	$11.10
SAM Conservative Balanced Portfolio	2013	-	2,573	(2)	2,571	10.79
SAM Conservative Growth Portfolio	2013	-	36,090	(22)	36,068	11.40
SAM Flexible Income Portfolio	2013	-	104	(3)	101	10.58
SAM Strategic Growth Portfolio	2013	-	46,612	(1,282)	45,330	11.64

The Life Accumulator product in duration years 11 through 20 is new for the 2013 reporting year. If shown, all 2012 information for this product would have been reflected as N/A. For this reason, and for ease in reading, we have elected to eliminate the prior year information.

46

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Dreyfus Variable Investment Fund subaccounts
Opportunistic Small Cap Portfolio	2013	23,456	13,465	(1,623)	35,298	$16.29
	2012	12,715	12,124	(1,383)	23,456	11.02
The Dreyfus Socially Responsible Growth Fund, Inc. subaccounts
Socially Responsible Growth Fund	2013	7,570	6,893	(585)	13,878	$16.10
	2012	4,744	3,459	(633)	7,570	12.05
DWS Variable Series I subaccounts
Bond VIP	2013	17,128	8,396	(981)	24,543	$11.07
	2012	9,102	8,490	(464)	17,128	11.45
Global Small Cap Growth VIP	2013	62,592	16,799	(7,833)	71,558	15.69
	2012	41,671	24,420	(3,499)	62,592	11.58
International VIP	2013	30,657	33,172	(1,107)	62,722	10.35
	2012	17,558	14,777	(1,678)	30,657	8.63
DWS Variable Series II subaccounts
Government & Agency Securities VIP	2013	14,739	6,916	(1,345)	20,310	$12.46
	2012	9,491	5,800	(552)	14,739	12.89
High Income VIP	2013	34,455	16,187	(3,597)	47,045	15.75
	2012	22,316	14,683	(2,544)	34,455	14.64
Large Cap Value VIP	2013	32,451	10,602	(3,691)	39,362	19.41
	2012	22,363	11,860	(1,772)	32,451	14.87
Money Market VIP	2013	24,119	6,829	(1,265)	29,683	9.95
	2012	19,589	6,266	(1,736)	24,119	9.98
Fidelity Variable Insurance Products (“VIP”) Funds subaccounts
VIP Growth Portfolio	2013	62,345	26,715	(2,537)	86,523	$15.51
	2012	40,338	24,411	(2,404)	62,345	11.42
VIP Index 500 Portfolio	2013	69,774	29,115	(5,158)	93,731	15.86
	2012	46,441	26,004	(2,671)	69,774	12.04
VIP Mid Cap Portfolio	2013	94,256	43,481	(10,451)	127,286	16.32
	2012	52,257	45,769	(3,770)	94,256	12.03
Fidelity VIP Freedom Funds subaccounts
VIP Freedom 2005 Portfolio	2013	1,526	471	(224)	1,773	$13.06
	2012	1,272	509	(255)	1,526	11.97
VIP Freedom 2010 Portfolio	2013	2,238	1,192	(528)	2,902	13.91
	2012	1,473	1,081	(316)	2,238	12.32
VIP Freedom 2015 Portfolio	2013	8,311	2,074	(1,991)	8,394	13.95
	2012	6,451	3,435	(1,575)	8,311	12.26
VIP Freedom 2020 Portfolio	2013	22,655	7,178	(4,450)	25,383	13.95
	2012	17,156	8,808	(3,309)	22,655	12.10
VIP Freedom 2025 Portfolio	2013	33,510	11,119	(3,390)	41,239	14.52
	2012	23,125	12,920	(2,535)	33,510	12.16
VIP Freedom 2030 Portfolio	2013	122,916	38,402	(15,016)	146,302	14.30
	2012	88,506	42,848	(8,438)	122,916	11.81
VIP Freedom Income Portfolio	2013	6,489	4,126	(780)	9,835	12.48
	2012	4,711	2,625	(847)	6,489	11.90

47

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A Wholly Owned Subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

5. Units Issued and Redeemed

	EssentialLife Variable Universal Life
	Year	Units Outstanding December 31, Prior Year	Units Issued	Units Redeemed	Units Outstanding	Accumulation Unit Value December 31, Year End

Fidelity VIP FundsManager Portfolios subaccounts
VIP FundsManager 20% Portfolio	2013	9,913	3,959	(1,445)	12,427	$12.36
	2012	7,590	3,206	(883)	9,913	11.76
VIP FundsManager 50% Portfolio	2013	37,662	15,808	(4,306)	49,164	13.69
	2012	25,154	15,025	(2,517)	37,662	11.97
VIP FundsManager 70% Portfolio	2013	122,081	31,548	(6,500)	147,129	14.22
	2012	92,336	38,517	(8,772)	122,081	11.73
VIP FundsManager 85% Portfolio	2013	122,495	45,502	(15,926)	152,071	14.47
	2012	85,524	44,188	(7,217)	122,495	11.38
Franklin Templeton Variable Insurance Products Trust subaccounts
Small – Mid Cap Growth Securities Fund	2013	60,542	27,336	(4,873)	83,005	$16.78
	2012	37,050	25,738	(2,246)	60,542	12.18
Small Cap Value Securities Fund	2013	49,700	16,763	(1,366)	65,097	16.99
	2012	34,273	17,633	(2,206)	49,700	12.51
Janus Aspen Series subaccounts
Balanced Portfolio (Service Shares)	2013	116,683	46,745	(3,966)	159,462	$16.01
	2012	78,796	41,112	(3,225)	116,683	13.41
Forty Portfolio (Institutional Shares)	2013	116,257	52,823	(7,479)	161,601	14.22
	2012	83,353	35,900	(2,996)	116,257	10.87
PIMCO Variable Insurance Trust subaccounts
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)	2013	18,251	10,945	(614)	28,582	$14.16
	2012	12,561	7,127	(1,437)	18,251	14.14
VIT Low Duration Portfolio	2013	19,393	9,225	(2,555)	26,063	12.32
	2012	12,920	6,996	(523)	19,393	12.37
Principal Variable Contracts Funds, Inc. (“PVC”) Strategic Asset Management (“SAM”) subaccounts
SAM Balanced Portfolio	2013	314,997	118,222	(26,208)	407,011	$14.54
	2012	204,685	118,293	(7,981)	314,997	12.43
SAM Conservative Balanced Portfolio	2013	44,685	29,067	(3,331)	70,421	14.08
	2012	29,351	17,318	(1,984)	44,685	12.70
SAM Conservative Growth Portfolio	2013	549,222	214,432	(19,117)	744,537	14.57
	2012	379,650	186,057	(16,485)	549,222	11.90
SAM Flexible Income Portfolio	2013	13,704	7,742	(1,652)	19,794	14.04
	2012	7,259	8,407	(1,962)	13,704	13.11
SAM Strategic Growth Portfolio	2013	556,275	221,313	(20,242)	757,346	14.69
	2012	366,730	203,396	(13,851)	556,275	11.59

48

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6. Financial Highlights:

The Company sells variable universal life products, which have unique combinations of features and fees that are charged against the policyholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as policyholders may not have selected all available and applicable contract options as discussed in Note 3.

	At December 31				For the Period Ended December 31
	Units	Unit Fair Value		Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest	Total Return *** Lowest to Highest

Calvert Variable Series, Inc.
VP SRI Mid Cap Growth Portfolio
2013	9,163	$18.91 to	$ 18.91	$173,275	0.00%	0.90% to 0.90%	28.75% to	28.75%
2012	9,835	14.69 to	14.69	144,451	0.00%	0.90% to 0.90%	15.71% to	15.71%
2011	10,057	12.70 to	12.70	127,655	0.00%	0.90% to 0.90%	1.42% to	1.42%
2010	9,326	12.52 to	12.52	116,718	0.00%	0.90% to 0.90%	30.30% to	30.30%
2009	9,183	9.61 to	9.61	88,207	0.00%	0.90% to 0.90%	30.84% to	30.84%
Dreyfus Variable Investment Fund – Service Class Shares
Opportunistic Small Cap Portfolio
2013	317,600	$15.59 to	$ 16.29	$4,976,078	0.00%	0.30% to 0.90%	46.90% to	47.77%
2012	319,455	10.61 to	11.02	3,399,985	0.00%	0.30% to 0.90%	19.16% to	19.88%
2011	309,226	8.91 to	9.19	2,757,772	0.31%	0.30% to 0.90%	(14.82%) to	(14.31%)
2010	292,563	10.46 to	10.73	3,061,154	0.65%	0.30% to 0.90%	29.65% to	30.42%
2009	285,788	8.07 to	8.23	2,305,501	1.23%	0.30% to 0.90%	24.64% to	25.39%
Quality Bond Portfolio
2013	79,569	$15.52 to	$ 15.52	$1,234,968	2.58%	0.90% to 0.90%	(2.67%) to	(2.67%)
2012	77,600	15.95 to	15.95	1,237,475	2.74%	0.90% to 0.90%	5.74% to	5.74%
2011	77,031	15.08 to	15.08	1,161,737	3.39%	0.90% to 0.90%	5.83% to	5.83%
2010	78,706	14.25 to	14.25	1,121,576	3.58%	0.90% to 0.90%	7.24% to	7.24%
2009	77,133	13.29 to	13.29	1,024,981	4.48%	0.90% to 0.90%	13.60% to	13.60%
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class Shares
Socially Responsible Growth Fund
2013	24,276	$13.08 to	$ 16.10	$359,478	0.93%	0.30% to 0.90%	32.80% to	33.59%
2012	18,669	9.85 to	12.05	200,561	0.52%	0.30% to 0.90%	10.70% to	11.36%
2011	15,467	8.90 to	10.82	146,762	0.63%	0.30% to 0.90%	(0.24%) to	0.35%
2010	13,758	8.92 to	10.78	128,242	0.58%	0.30% to 0.90%	13.52% to	14.20%
2009	10,970	7.86 to	9.44	88,485	0.59%	0.30% to 0.90%	32.25% to	33.04%
DWS Investments VIT Funds – Class B Shares
Equity 500 Index VIP
2013 (2)	112,108	$11.61 to	$ 22.06	$2,191,893	1.54%	0.30% to 0.70%	9.49% to	30.76%
2012	98,392	16.87 to	16.87	1,659,600	1.52%	0.70% to 0.70%	14.61% to	14.61%
2011	102,262	14.72 to	14.72	1,504,971	1.39%	0.70% to 0.70%	0.80% to	0.80%
2010	96,801	14.60 to	14.60	1,413,354	1.55%	0.70% to 0.70%	13.72% to	13.72%
2009	83,077	12.84 to	12.84	1,066,632	2.60%	0.70% to 0.70%	25.15% to	25.15%
DWS Variable Series I – Class A Shares
Bond VIP
2013	419,596	$11.07 to	$ 14.67	$6,066,488	3.56%	0.30% to 0.90%	(3.89%) to	(3.32%)
2012	381,818	11.45 to	15.26	5,762,319	4.33%	0.30% to 0.90%	6.81% to	7.45%
2011	353,773	10.65 to	14.29	5,022,432	4.34%	0.30% to 0.90%	4.74% to	5.37%
2010	332,662	10.11 to	13.64	4,522,328	4.25%	0.30% to 0.90%	5.84% to	6.47%
2009	304,225	9.50 to	12.89	3,915,512	7.60%	0.30% to 0.90%	9.09% to	9.74%
Core Equity VIP
2013	218,271	$14.67 to	$ 14.67	$3,202,705	1.44%	0.90% to 0.90%	36.10% to	36.10%
2012	230,514	10.78 to	10.78	2,485,154	1.29%	0.90% to 0.90%	14.78% to	14.78%
2011	234,496	9.39 to	9.39	2,202,626	1.28%	0.90% to 0.90%	(1.03%) to	(1.03%)
2010	247,513	9.49 to	9.49	2,349,173	1.63%	0.90% to 0.90%	13.38% to	13.38%
2009	254,604	8.37 to	8.37	2,131,383	2.05%	0.90% to 0.90%	32.95% to	32.95%

49

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6. Financial Highlights:

	At December 31				For the Period Ended December 31
	Units	Unit Fair Value		Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest	Total Return *** Lowest to Highest

Global Small Cap Growth VIP
2013	462,361	$15.69 to	$ 23.43	$10,280,312	0.62%	0.30% to 0.90%	34.73% to	35.53%
2012	462,357	11.58 to	17.39	7,677,507	0.66%	0.30% to 0.90%	14.34% to	15.02%
2011	428,710	10.06 to	15.21	6,306,924	1.66%	0.30% to 0.90%	(10.70%) to	(10.17%)
2010	398,263	11.20 to	17.03	6,656,039	0.39%	0.30% to 0.90%	25.51% to	26.26%
2009	368,935	8.87 to	13.57	4,959,234	1.61%	0.30% to 0.90%	46.88% to	47.76%
International VIP
2013	1,437,521	$8.41 to	$ 10.35	$12,210,087	5.17%	0.30% to 0.90%	19.16% to	19.87%
2012	1,374,658	7.06 to	8.63	9,749,795	2.09%	0.30% to 0.90%	19.56% to	20.28%
2011	1,293,624	5.90 to	7.18	7,658,120	1.75%	0.30% to 0.90%	(17.41%) to	(16.92%)
2010	1,171,750	7.15 to	8.64	8,386,597	2.11%	0.30% to 0.90%	0.72% to	1.32%
2009	1,049,825	7.10 to	8.53	7,455,311	4.26%	0.30% to 0.90%	32.33% to	33.12%
DWS Variable Series II – Class A Shares
Government & Agency Securities VIP
2013	120,622	$12.46 to	$ 17.48	$2,006,949	2.92%	0.30% to 0.90%	(3.91%) to	(3.33%)
2012	113,531	12.89 to	18.20	1,987,546	3.86%	0.30% to 0.90%	2.00% to	2.62%
2011	107,348	12.56 to	17.84	1,864,812	4.12%	0.30% to 0.90%	6.51% to	7.14%
2010	94,912	11.73 to	16.75	1,571,033	4.62%	0.30% to 0.90%	5.66% to	6.30%
2009	92,774	11.03 to	15.85	1,463,864	4.48%	0.30% to 0.90%	7.11% to	7.75%
High Income VIP
2013	246,133	$15.75 to	$ 21.08	$4,938,498	6.87%	0.30% to 0.90%	6.95% to	7.59%
2012	230,028	14.64 to	19.71	4,359,836	7.85%	0.30% to 0.90%	13.88% to	14.57%
2011	215,781	12.78 to	17.31	3,634,037	8.57%	0.30% to 0.90%	2.91% to	3.53%
2010	201,760	12.34 to	16.82	3,349,244	7.51%	0.30% to 0.90%	12.98% to	13.66%
2009	190,278	10.86 to	14.89	2,817,526	9.86%	0.30% to 0.90%	38.74% to	39.57%
Large Cap Value VIP
2013 (3)	946,950	$11.46 to	$ 30.06	$27,868,545	1.92%	0.30% to 0.90%	7.96% to	30.50%
2012	945,046	14.62 to	23.17	21,523,031	1.89%	0.30% to 0.90%	8.80% to	9.46%
2011	904,042	7.18 to	13.33	18,979,458	0.00%	0.30% to 0.90%	(8.15%) to	(7.60%)
2010	N/A	N/A to	N/A	N/A	N/A	N/A to N/A	N/A to	N/A
2009	N/A	N/A to	N/A	N/A	N/A	N/A to N/A	N/A to	N/A
Money Market VIP
2013	136,631	$9.95 to	$ 11.56	$1,531,498	0.01%	0.30% to 0.90%	(0.88%) to	(0.29%)
2012	127,574	9.98 to	11.66	1,447,086	0.01%	0.30% to 0.90%	(0.89%) to	(0.29%)
2011	122,355	10.01 to	11.76	1,405,121	0.01%	0.30% to 0.90%	(0.88%) to	(0.29%)
2010	116,811	10.04 to	11.87	1,353,958	0.01%	0.30% to 0.90%	(0.88%) to	(0.29%)
2009	36,793	10.07 to	11.97	433,238	0.32%	0.30% to 0.90%	(0.56%) to	0.03%
Small Mid Cap Growth VIP
2013	63,932	$6.97 to	$ 6.97	$445,735	0.12%	0.90% to 0.90%	41.51% to	41.51%
2012	67,610	4.93 to	4.93	333,103	0.00%	0.90% to 0.90%	13.33% to	13.33%
2011	67,021	4.35 to	4.35	291,373	0.57%	0.90% to 0.90%	(4.76%) to	(4.76%)
2010	67,549	4.56 to	4.56	308,353	0.00%	0.90% to 0.90%	28.29% to	28.29%
2009	69,638	3.56 to	3.56	247,797	0.00%	0.90% to 0.90%	39.35% to	39.35%
Fidelity Variable Insurance Products (“VIP”) Funds – Service Class Shares
VIP Growth Portfolio
2013 (4)	1,273,291	$12.26 to	$ 18.88	$18,418,302	0.20%	0.30% to 0.90%	3.00% to	35.80%
2012	1,267,884	10.57 to	13.96	13,569,264	0.51%	0.30% to 0.90%	13.52% to	14.20%
2011	1,233,093	9.31 to	12.27	11,607,343	0.27%	0.30% to 0.90%	(0.75%) to	(0.16%)
2010	1,207,640	9.38 to	12.34	11,430,418	0.19%	0.30% to 0.90%	22.95% to	23.69%
2009	1,152,974	7.63 to	10.02	8,868,294	0.37%	0.30% to 0.90%	27.00% to	27.76%
VIP Index 500 Portfolio
2013	1,105,955	$15.86 to	$ 16.55	$18,239,749	1.86%	0.30% to 0.90%	30.93% to	31.71%
2012	1,077,646	12.04 to	12.64	13,580,501	2.07%	0.30% to 0.90%	14.77% to	15.46%
2011	1,048,142	10.43 to	11.01	11,517,192	1.92%	0.30% to 0.90%	1.02% to	1.62%
2010	1,002,866	10.26 to	10.90	10,914,351	2.00%	0.30% to 0.90%	13.89% to	14.57%
2009	923,169	8.96 to	9.57	8,829,174	2.64%	0.30% to 0.90%	25.36% to	26.11%

50

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

VIP Mid Cap Portfolio
2013	375,333	$16.32	to	$33.85	$10,474,159	0.43%	0.30%	to	0.90%	34.85%	to	35.66%
2012	339,377	12.03	to	25.10	7,287,371	0.55%	0.30%	to	0.90%	13.72%	to	14.41%
2011	289,487	10.51	to	22.07	5,786,329	0.16%	0.30%	to	0.90%	(11.51%)	to	(10.98%)
2010	247,029	11.81	to	24.95	5,880,589	0.28%	0.30%	to	0.90%	27.56%	to	28.32%
2009	221,786	9.21	to	19.56	4,247,339	0.63%	0.30%	to	0.90%	38.77%	to	39.60%
Fidelity VIP Freedom Funds – Service Class 2 Shares
VIP Freedom 2005 Portfolio
2013	1,773	$13.06	to	$13.06	$23,154	1.45%	0.30%	to	0.30%	9.14%	to	9.14%
2012	1,526	11.97	to	11.97	18,271	1.57%	0.30%	to	0.30%	9.02%	to	9.02%
2011	1,272	10.98	to	10.98	13,967	1.97%	0.30%	to	0.30%	(0.39%)	to	(0.39%)
2010	934	11.02	to	11.02	10,295	2.30%	0.30%	to	0.30%	10.73%	to	10.73%
2009	541	9.95	to	9.95	5,388	5.77%	0.30%	to	0.30%	22.41%	to	22.41%

VIP Freedom 2010 Portfolio
2013	2,902	$13.91	to	$13.91	$40,375	1.68%	0.30%	to	0.30%	12.86%	to	12.86%
2012	2,238	12.32	to	12.32	27,590	1.92%	0.30%	to	0.30%	11.25%	to	11.25%
2011	1,473	11.08	to	11.08	16,323	2.19%	0.30%	to	0.30%	(0.72%)	to	(0.72%)
2010	815	11.16	to	11.16	9,098	2.59%	0.30%	to	0.30%	12.21%	to	12.21%
2009	303	9.94	to	9.94	3,017	5.16%	0.30%	to	0.30%	23.58%	to	23.58%

VIP Freedom 2015 Portfolio
2013	8,394	$13.95	to	$13.95	$117,083	1.59%	0.30%	to	0.30%	13.76%	to	13.76%
2012	8,311	12.26	to	12.26	101,911	1.91%	0.30%	to	0.30%	11.57%	to	11.57%
2011	6,451	10.99	to	10.99	70,900	2.00%	0.30%	to	0.30%	(0.81%)	to	(0.81%)
2010	4,740	11.08	to	11.08	52,525	2.77%	0.30%	to	0.30%	12.45%	to	12.45%
2009	1,808	9.85	to	9.85	17,818	8.18%	0.30%	to	0.30%	24.65%	to	24.65%

VIP Freedom 2020 Portfolio
2013	25,383	$13.95	to	$13.95	$354,006	1.72%	0.30%	to	0.30%	15.29%	to	15.29%
2012	22,655	12.10	to	12.10	274,058	2.04%	0.30%	to	0.30%	12.73%	to	12.73%
2011	17,156	10.73	to	10.73	184,106	2.38%	0.30%	to	0.30%	(1.54%)	to	(1.54%)
2010	10,834	10.90	to	10.90	118,081	2.80%	0.30%	to	0.30%	13.99%	to	13.99%
2009	4,433	9.56	to	9.56	42,387	6.67%	0.30%	to	0.30%	28.16%	to	28.16%

VIP Freedom 2025 Portfolio
2013	41,239	$14.52	to	$14.52	$598,692	1.79%	0.30%	to	0.30%	19.36%	to	19.36%
2012	33,510	12.16	to	12.16	407,588	1.92%	0.30%	to	0.30%	14.45%	to	14.45%
2011	23,125	10.63	to	10.63	245,751	2.27%	0.30%	to	0.30%	(2.64%)	to	(2.64%)
2010	13,673	10.92	to	10.92	149,239	3.01%	0.30%	to	0.30%	15.12%	to	15.12%
2009	4,708	9.48	to	9.48	44,627	5.94%	0.30%	to	0.30%	29.41%	to	29.41%

VIP Freedom 2030 Portfolio
2013	146,302	$14.30	to	$14.30	$2,092,165	1.65%	0.30%	to	0.30%	21.05%	to	21.05%
2012	122,916	11.81	to	11.81	1,452,138	2.23%	0.30%	to	0.30%	14.84%	to	14.84%
2011	88,506	10.29	to	10.29	910,536	2.31%	0.30%	to	0.30%	(3.12%)	to	(3.12%)
2010	52,721	10.62	to	10.62	559,852	2.61%	0.30%	to	0.30%	15.54%	to	15.54%
2009	20,209	9.19	to	9.19	185,741	3.46%	0.30%	to	0.30%	30.79%	to	30.79%

VIP Freedom Income Portfolio
2013	9,835	$12.48	to	$12.48	$122,734	1.54%	0.30%	to	0.30%	4.89%	to	4.89%
2012	6,489	11.90	to	11.90	77,205	1.45%	0.30%	to	0.30%	5.94%	to	5.94%
2011	4,711	11.23	to	11.23	52,908	1.75%	0.30%	to	0.30%	1.09%	to	1.09%
2010	3,321	11.11	to	11.11	36,899	2.10%	0.30%	to	0.30%	6.93%	to	6.93%
2009	2,126	10.39	to	10.39	22,095	6.06%	0.30%	to	0.30%	14.30%	to	14.30%

Fidelity VIP FundsManager Portfolios – Service Class 2 Shares
VIP FundsManager 20% Portfolio
2013	12,427	$12.36	to	$12.36	$153,646	1.21%	0.30%	to	0.30%	5.14%	to	5.14%
2012	9,913	11.76	to	11.76	116,574	1.40%	0.30%	to	0.30%	5.11%	to	5.11%
2011	7,590	11.19	to	11.19	84,909	2.26%	0.30%	to	0.30%	1.89%	to	1.89%
2010	2,819	10.98	to	10.98	30,952	2.02%	0.30%	to	0.30%	6.92%	to	6.92%
2009	1,326	10.27	to	10.27	13,618	2.20%	0.30%	to	0.30%	9.93%	to	9.93%

51

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

VIP FundsManager 50% Portfolio
2013	49,164	$13.69	to	$13.69	$672,871	0.95%	0.30%	to	0.30%	14.32%	to	14.32%
2012	37,662	11.97	to	11.97	450,898	1.34%	0.30%	to	0.30%	9.79%	to	9.79%
2011	25,154	10.90	to	10.90	274,288	2.20%	0.30%	to	0.30%	(0.98%)	to	(0.98%)
2010	12,975	11.01	to	11.01	142,882	1.92%	0.30%	to	0.30%	11.42%	to	11.42%
2009	7,162	9.88	to	9.88	70,786	2.70%	0.30%	to	0.30%	18.40%	to	18.40%

VIP FundsManager 70% Portfolio
2013	147,129	$14.22	to	$14.22	$2,091,688	1.04%	0.30%	to	0.30%	21.17%	to	21.17%
2012	122,081	11.73	to	11.73	1,432,329	1.62%	0.30%	to	0.30%	12.64%	to	12.64%
2011	92,336	10.42	to	10.42	961,777	1.76%	0.30%	to	0.30%	(3.23%)	to	(3.23%)
2010	54,340	10.76	to	10.76	584,891	1.90%	0.30%	to	0.30%	13.75%	to	13.75%
2009	18,789	9.46	to	9.46	177,792	2.62%	0.30%	to	0.30%	24.01%	to	24.01%

VIP FundsManager 85% Portfolio
2013	152,071	$14.47	to	$14.47	$2,199,986	0.84%	0.30%	to	0.30%	27.16%	to	27.16%
2012	122,495	11.38	to	11.38	1,393,594	1.41%	0.30%	to	0.30%	13.67%	to	13.67%
2011	85,524	10.01	to	10.01	855,985	1.38%	0.30%	to	0.30%	(5.72%)	to	(5.72%)
2010	49,965	10.62	to	10.62	530,447	1.41%	0.30%	to	0.30%	15.65%	to	15.65%
2009	23,893	9.18	to	9.18	219,328	2.03%	0.30%	to	0.30%	27.99%	to	27.99%

Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
Developing Markets Securities Fund
2013	201,199	$20.63	to	$20.63	$4,151,459	1.94%	0.90%	to	0.90%	(1.81%)	to	(1.81%)
2012	188,614	21.01	to	21.01	3,963,356	1.37%	0.90%	to	0.90%	12.15%	to	12.15%
2011	176,901	18.74	to	18.74	3,314,598	0.96%	0.90%	to	0.90%	(16.61%)	to	(16.61%)
2010	165,367	22.47	to	22.47	3,715,466	1.60%	0.90%	to	0.90%	16.54%	to	16.54%
2009	154,458	19.28	to	19.28	2,977,886	3.71%	0.90%	to	0.90%	71.05%	to	71.05%
Small – Mid Cap Growth Securities Fund
2013	251,068	$16.78	to	$17.95	$4,410,587	0.00%	0.30%	to	0.90%	36.92%	to	37.74%
2012	233,236	12.18	to	13.11	3,002,189	0.00%	0.30%	to	0.90%	9.86%	to	10.52%
2011	206,912	11.03	to	11.94	2,435,984	0.00%	0.30%	to	0.90%	(5.68%)	to	(5.11%)
2010	189,758	11.62	to	12.65	2,382,569	0.00%	0.30%	to	0.90%	26.49%	to	27.24%
2009	178,432	10.00	to	10.00	1,778,216	0.00%	0.30%	to	0.90%	42.29%	to	43.15%
Small Cap Value Securities Fund
2013 (5)	233,485	$12.30	to	$21.20	$4,621,245	1.28%	0.30%	to	0.90%	3.40%	to	35.83%
2012	216,265	12.51	to	15.67	3,201,469	0.77%	0.30%	to	0.90%	17.33%	to	18.03%
2011	193,436	10.60	to	13.33	2,463,154	0.68%	0.30%	to	0.90%	(4.62%)	to	(4.05%)
2010	168,361	11.04	to	13.95	2,271,539	0.74%	0.30%	to	0.90%	27.08%	to	27.84%
2009	151,072	10.95	to	10.95	1,618,921	1.62%	0.30%	to	0.90%	28.00%	to	28.77%
Goldman Sachs Variable Insurance Trust – Institutional Class Shares
Mid Cap Value Fund
2013	264,366	$20.04	to	$30.85	$8,051,450	0.86%	0.70%	to	0.90%	31.71%	to	31.97%
2012	275,910	15.19	to	23.43	6,371,384	1.19%	0.70%	to	0.90%	17.41%	to	17.64%
2011	278,681	12.91	to	19.95	5,489,036	0.78%	0.70%	to	0.90%	(7.21%)	to	(7.03%)
2010	280,217	13.89	to	21.50	5,958,095	0.71%	0.70%	to	0.90%	23.89%	to	24.13%
2009	286,650	11.19	to	17.36	4,911,789	1.93%	0.70%	to	0.90%	32.34%	to	32.60%
Strategic Growth Fund
2013	915,542	$14.93	to	$14.93	$13,669,745	0.41%	0.90%	to	0.90%	31.24%	to	31.24%
2012	930,927	11.38	to	11.38	10,590,864	0.70%	0.90%	to	0.90%	18.81%	to	18.81%
2011	929,468	9.58	to	9.58	8,899,893	0.46%	0.90%	to	0.90%	(3.48%)	to	(3.48%)
2010	914,344	9.92	to	9.92	9,071,067	0.46%	0.90%	to	0.90%	9.75%	to	9.75%
2009	876,147	9.04	to	9.04	7,919,973	0.49%	0.90%	to	0.90%	46.43%	to	46.43%
Structured Small Cap Equity Fund
2013	141,936	$17.09	to	$22.37	$3,018,319	1.02%	0.70%	to	0.90%	34.41%	to	34.68%
2012	141,153	12.69	to	16.64	2,239,696	1.22%	0.70%	to	0.90%	11.82%	to	12.04%
2011	134,889	11.32	to	14.88	1,911,546	0.85%	0.70%	to	0.90%	(0.22%)	to	(0.02%)
2010	125,946	11.33	to	14.92	1,794,291	0.61%	0.70%	to	0.90%	28.96%	to	29.21%
2009	114,058	8.77	to	11.57	1,261,412	1.39%	0.70%	to	0.90%	26.85%	to	27.10%

52

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6. Financial Highlights:

	At December 31						For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest	Total Return *** Lowest to Highest
Janus Aspen Series
Balanced Portfolio (Service Shares)
2013	279,296	$16.01	to	$20.57	$5,018,610	2.03%	0.30% to 0.90%	18.73% to 19.44%
2012	231,416	13.41	to	17.33	3,552,092	2.65%	0.30% to 0.90%	12.36% to 13.03%
2011	186,222	11.86	to	15.42	2,591,050	2.43%	0.30% to 0.90%	0.45% to 1.05%
2010	143,651	11.74	to	15.35	2,050,187	2.70%	0.30% to 0.90%	7.16% to 7.80%
2009	104,612	10.89	to	14.33	1,439,938	2.88%	0.30% to 0.90%	24.46% to 25.21%
Enterprise Portfolio (Service Shares)
2013 (6)	133,274	$11.87	to	$24.24	$2,624,548	0.36%	0.30% to 0.90%	5.31% to 31.12%
2012	137,619	14.79	to	18.49	2,103,786	0.00%	0.70% to 0.90%	15.94% to 16.17%
2011	140,081	12.76	to	15.91	1,846,260	0.00%	0.70% to 0.90%	(2.53%) to (2.33%)
2010	141,844	13.09	to	16.29	1,915,139	0.00%	0.70% to 0.90%	24.40% to 24.65%
2009	142,959	10.52	to	13.07	1,552,334	0.00%	0.70% to 0.90%	43.16% to 43.44%
Forty Portfolio (Institutional Shares)
2013	1,666,909	$12.89	to	$14.22	$21,704,797	0.71%	0.30% to 0.90%	30.06% to 30.83%
2012	1,659,684	9.91	to	10.87	16,563,408	0.72%	0.30% to 0.90%	23.05% to 23.79%
2011	1,640,664	8.06	to	8.78	13,277,975	0.38%	0.30% to 0.90%	(7.53%) to (6.97%)
2010	1,591,047	8.71	to	9.44	13,897,374	0.37%	0.30% to 0.90%	5.80% to 6.43%
2009	1,517,752	8.23	to	8.87	12,512,831	0.04%	0.30% to 0.90%	45.03% to 45.90%
PIMCO Variable Insurance Trust – Administrative Class Shares
VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)
2013	214,153	$14.16	to	$19.17	$3,961,654	1.87%	0.30% to 0.90%	(0.39%) to 0.20%
2012	199,935	14.14	to	19.24	3,754,126	2.25%	0.30% to 0.90%	9.85% to 10.52%
2011	191,639	12.79	to	17.52	3,297,459	2.12%	0.30% to 0.90%	5.84% to 6.42%
2010	184,474	12.02	to	16.55	3,028,139	1.85%	0.30% to 0.90%	7.49% to 8.18%
2009	171,499	11.11	to	15.40	2,630,599	3.35%	0.30% to 0.90%	14.57% to 15.25%
VIT Low Duration Portfolio
2013	271,124	$12.32	to	$16.18	$4,285,467	1.45%	0.30% to 0.90%	(1.03%) to (0.43%)
2012	251,952	12.37	to	16.34	4,041,096	1.90%	0.30% to 0.90%	4.90% to 5.53%
2011	238,033	11.72	to	15.58	3,658,955	1.68%	0.30% to 0.90%	0.20% to 0.81%
2010	239,082	11.63	to	15.55	3,692,852	1.62%	0.30% to 0.90%	4.36% to 4.97%
2009	223,892	11.08	to	14.90	3,328,062	3.51%	0.30% to 0.90%	12.31% to 12.98%
Principal Variable Contracts Funds, Inc.
(“PVC”) – Class 2 Shares – Equity Funds
Principal Capital Appreciation Account
2013 (7)	142,370	$11.68	to	$28.24	$3,192,626	6.51%	0.30% to 0.90%	16.31% to 31.36%
2012	132,704	14.89	to	21.50	2,366,249	0.84%	0.70% to 0.90%	12.56% to 12.78%
2011	127,620	13.23	to	19.06	2,019,361	0.00%	0.70% to 0.90%	(1.04%) to (0.84%)
2010	122,806	13.36	to	19.22	1,969,926	1.39%	0.70% to 0.90%	14.09% to 14.31%
2009	116,062	11.71	to	16.81	1,631,404	1.00%	0.70% to 0.90%	28.38% to 28.64%
Diversified International Account
2013 (8)	33,535	$11.78	to	$22.22	$724,652	2.28%	0.30% to 0.70%	2.55% to 17.36%
2012	39,504	18.93	to	18.93	747,853	1.78%	0.70% to 0.70%	17.18% to 17.18%
2011	40,628	16.16	to	16.16	656,346	0.15%	0.70% to 0.70%	(11.97%) to (11.97%)
2010	41,782	18.35	to	18.35	766,788	1.28%	0.70% to 0.70%	12.12% to 12.12%
2009	42,569	16.37	to	16.37	696,758	3.93%	0.70% to 0.70%	25.96% to 25.96%
Equity Income Account
2013 (9)	301,875	$11.35	to	$25.86	$7,038,870	2.90%	0.30% to 0.90%	10.79% to 26.14%
2012	294,032	18.49	to	20.50	5,565,231	2.77%	0.70% to 0.90%	11.70% to 11.93%
2011	295,237	16.55	to	18.32	5,005,392	0.48%	0.70% to 0.90%	4.24% to 4.44%
2010	292,790	15.88	to	17.54	4,771,402	3.08%	0.70% to 0.90%	14.84% to 15.07%
2009	289,506	13.83	to	15.24	4,113,382	5.20%	0.70% to 0.90%	18.69% to 18.92%
LargeCap Blend Account II
2013 (7)	15,509	$11.62	to	$20.67	$297,275	1.22%	0.30% to 0.70%	15.94% to 30.35%
2012	13,765	15.86	to	15.86	218,312	1.04%	0.70% to 0.70%	14.04% to 14.04%
2011	12,335	13.91	to	13.91	171,552	0.02%	0.70% to 0.70%	(1.11%) to (1.11%)
2010	12,096	14.07	to	14.07	170,125	2.01%	0.70% to 0.70%	12.18% to 12.18%
2009	13,157	12.54	to	12.54	164,956	1.28%	0.70% to 0.70%	28.38% to 28.38%
LargeCap Growth Account
2013 (7)	12,291	$11.96	to	$21.29	$219,878	1.26%	0.30% to 0.70%	19.13% to 32.71%
2012	11,541	16.04	to	16.04	185,091	0.00%	0.70% to 0.70%	15.75% to 15.75%
2011	12,073	13.86	to	13.86	167,287	0.00%	0.70% to 0.70%	(5.16%) to (5.16%)
2010	15,310	14.61	to	14.61	223,692	0.00%	0.70% to 0.70%	17.23% to 17.23%
2009	15,922	12.46	to	12.46	198,441	0.34%	0.70% to 0.70%	25.92% to 25.92%

53

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

MidCap Account (1)
2013 (9)	93,787	$11.81	to	$104.36	$8,765,566	1.24%	0.30%	to	0.90%	11.71%	to	32.65%
2012	92,300	72.63	to	78.66	6,731,129	0.64%	0.70%	to	0.90%	18.09%	to	18.33%
2011	91,873	61.51	to	66.47	5,675,268	0.00%	0.70%	to	0.90%	7.04%	to	7.25%
2010	90,621	57.46	to	61.98	5,229,956	2.35%	0.70%	to	0.90%	22.73%	to	22.97%
2009	86,222	46.82	to	50.40	4,055,701	1.53%	0.70%	to	0.90%	3.72%	to	3.76%
SmallCap Growth Account II
2013 (9)	143,349	$12.50	to	$27.35	$2,103,864	0.00%	0.30%	to	0.90%	12.05%	to	45.96%
2012	148,769	9.72	to	18.74	1,506,592	0.00%	0.70%	to	0.90%	15.09%	to	15.32%
2011	151,680	8.45	to	16.25	1,346,912	0.00%	0.70%	to	0.90%	(5.55%)	to	(5.36%)
2010	154,527	8.95	to	17.17	1,458,279	0.00%	0.70%	to	0.90%	25.56%	to	25.81%
2009	157,176	7.12	to	13.65	1,188,878	0.00%	0.70%	to	0.90%	30.11%	to	30.37%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Fixed income Funds
Government & High Quality Bond Account
2013 (5)	1,030	$10.05	to	$13.90	$13,144	2.55%	0.30%	to	0.70%	(1.98%)	to	(0.90%)
2012	1,904	14.18	to	14.18	26,993	2.38%	0.70%	to	0.70%	2.98%	to	2.98%
2011	685	13.77	to	13.77	9,427	0.16%	0.70%	to	0.70%	5.17%	to	5.17%
2010	629	13.09	to	13.09	8,225	3.14%	0.70%	to	0.70%	4.91%	to	4.91%
2009	647	12.48	to	12.48	8,065	8.63%	0.70%	to	0.70%	5.48%	to	5.48%
Income Account
2013 (6)	8,427	$10.21	to	$16.48	$130,215	4.81%	0.30%	to	0.70%	(0.59%)	to	0.04%
2012	9,116	16.57	to	16.57	151,075	4.29%	0.70%	to	0.70%	8.52%	to	8.52%
2011	12,710	15.27	to	15.27	194,116	0.37%	0.70%	to	0.70%	5.32%	to	5.32%
2010	11,419	14.50	to	14.50	165,588	6.33%	0.70%	to	0.70%	7.51%	to	7.51%
2009	11,034	13.49	to	13.49	148,832	9.71%	0.70%	to	0.70%	17.35%	to	17.35%
Money Market Account
2013	1,596	$10.69	to	$10.69	$17,075	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2012	61	10.77	to	10.77	670	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2011	4,884	10.84	to	10.84	52,959	0.00%	0.70%	to	0.70%	(0.69%)	to	(0.69%)
2010	1,934	10.92	to	10.92	21,118	0.00%	0.70%	to	0.70%	(0.70%)	to	(0.70%)
2009	2,392	10.99	to	10.99	26,306	0.12%	0.70%	to	0.70%	(0.52%)	to	(0.52%)
Short-Term Income Account
2013 (10)	101	$10.11	to	$12.98	$1,148	1.61%	0.30%	to	0.70%	0.55%	to	1.06%
2012	241	12.91	to	12.91	3,124	1.18%	0.70%	to	0.70%	3.94%	to	3.94%
2011	647	12.42	to	12.42	8,044	0.14%	0.70%	to	0.70%	0.25%	to	0.25%
2010	655	12.39	to	12.39	8,125	1.85%	0.70%	to	0.70%	3.65%	to	3.65%
2009	664	11.95	to	11.95	7,946	6.80%	0.70%	to	0.70%	9.04%	to	9.04%
Principal Variable Contracts Funds, Inc. (“PVC”) – Class 2 Shares – Strategic Asset Management (“SAM”) Portfolios
SAM Balanced Portfolio
2013 (11)	1,037,495	$11.10	to	$21.27	$18,808,605	2.15%	0.30%	to	0.90%	6.46%	to	16.97%
2012	933,717	12.43	to	18.29	15,186,616	0.43%	0.30%	to	0.90%	11.46%	to	12.13%
2011	809,259	11.08	to	16.41	12,147,774	2.47%	0.30%	to	0.90%	(0.17%)	to	0.43%
2010	704,031	11.04	to	16.44	10,890,322	3.33%	0.30%	to	0.90%	12.33%	to	13.00%
2009	608,204	9.77	to	14.63	8,624,765	3.66%	0.30%	to	0.90%	22.53%	to	23.26%
SAM Conservative Balanced Portfolio
2013 (12)	154,793	$10.79	to	$19.30	$2,583,651	2.55%	0.30%	to	0.90%	3.42%	to	10.91%
2012	141,004	12.70	to	17.51	2,230,733	0.58%	0.30%	to	0.90%	9.92%	to	10.58%
2011	123,372	11.48	to	15.93	1,813,676	2.85%	0.30%	to	0.90%	1.06%	to	1.66%
2010	104,124	11.29	to	15.76	1,544,576	4.16%	0.30%	to	0.90%	10.74%	to	11.40%
2009	88,316	10.14	to	14.23	1,210,023	2.85%	0.30%	to	0.90%	19.64%	to	20.36%
SAM Conservative Growth Portfolio
2013 (13)	2,297,963	$11.40	to	$22.42	$45,255,384	1.57%	0.30%	to	0.90%	10.80%	to	22.46%
2012	2,097,513	11.90	to	18.42	35,021,525	0.20%	0.30%	to	0.90%	12.79%	to	13.47%
2011	1,911,731	10.49	to	16.33	28,965,234	1.77%	0.30%	to	0.90%	(1.51%)	to	(0.92%)
2010	1,708,345	10.59	to	16.58	26,972,177	3.05%	0.30%	to	0.90%	13.90%	to	14.58%
2009	1,492,376	9.24	to	14.56	21,160,616	4.77%	0.30%	to	0.90%	24.24%	to	24.98%
SAM Flexible Income Portfolio
2013 (10)	85,223	$10.58	to	$18.01	$1,435,092	3.31%	0.30%	to	0.90%	4.74%	to	7.14%
2012	76,217	13.11	to	16.91	1,216,768	0.95%	0.30%	to	0.90%	9.35%	to	10.01%
2011	62,478	11.91	to	15.46	927,632	3.65%	0.30%	to	0.90%	2.21%	to	2.82%
2010	58,474	11.59	to	15.13	858,017	4.59%	0.30%	to	0.90%	9.28%	to	9.93%
2009	50,732	10.54	to	13.84	687,110	4.46%	0.30%	to	0.90%	18.57%	to	19.28%

54

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6. Financial Highlights:

	At December 31					For the Period Ended December 31
	Units	Unit Fair Value			Net Assets	Investment Income Ratio *	Expense Ratio ** Lowest to Highest			Total Return *** Lowest to Highest

SAM Strategic Growth Portfolio
2013 (13)	2,718,474	$11.64	to	$23.40	$56,368,887	1.15%	0.30%	to	0.90%	12.50%	to	26.71%
2012	2,526,352	11.59	to	18.54	42,945,807	0.00%	0.30%	to	0.90%	14.20%	to	14.89%
2011	2,327,587	10.09	to	16.22	35,501,127	1.28%	0.30%	to	0.90%	(2.99%)	to	(2.41%)
2010	2,110,344	10.34	to	16.72	34,001,481	2.27%	0.30%	to	0.90%	15.15%	to	15.84%
2009	1,918,419	8.93	to	14.52	27,380,751	3.40%	0.30%	to	0.90%	25.91%	to	26.66%

(1)	The PVC MidCap Blend Account Subaccount changed its name to PVC MidCap Account, effective May 1, 2013.

(2)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on October 10, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 10, 2013 thru December 31, 2013.

(3)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on September 17, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 17, 2013 thru December 31, 2013.

(4)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on December 6, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from December 6, 2013 thru December 31, 2013.

(5)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on November 18, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from November 18, 2013 thru December 31, 2013.

(6)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on October 21, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 21, 2013 thru December 31, 2013.

(7)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on June 28, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from June 28, 2013 thru December 31, 2013.

(8)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on October 30, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from October 30, 2013 thru December 31, 2013.

(9)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on September 6, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 6, 2013 thru December 31, 2013.

(10)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on August 20, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from August 20, 2013 thru December 31, 2013.

55

Farmers Variable Life Separate Account A

of Farmers New World Life Insurance Company

(A wholly owned subsidiary of Farmers Group, Inc.)

Notes to Financial Statements

December 31, 2013

6. Financial Highlights:

(11)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on July 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from July 19, 2013 thru December 31, 2013.

(12)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on September 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from September 19, 2013 thru December 31, 2013.

(13)	The Total Return calculation for this fund includes Life Accumulator policies that reached their 11th thru 20th duration year on August 19, 2013. Policies reaching this duration have a lower annual mortality and expense risk charge rate. The return on these policies is computed from August 19, 2013 thru December 31, 2013.

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges and contract maintenance charges, that are assessed against policyholder accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**	These amounts represent the annual contract expenses of the Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Contract maintenance charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund have been excluded.

***	These amounts represent the total return for the period indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

7. Subsequent Events

The Account has evaluated the effects of events subsequent to December 31, 2013, and through the financial statements report date. There have been no events occurring subsequent to the close of the Company’s books or accounts that would have a material effect on the accompanying financial statements or note disclosures.

56

PART C

OTHER INFORMATION

Item 26. Exhibits

(a)	Board of Directors Resolutions.

	1)	Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.[1]

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

	1)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[9]

	2)	Registered Representative Agreement Farmers Financial Solutions LLC.[4]

	3)	Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[12]

	4)	First Amendment to the Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.[16]

(d)	Contracts.

	1)	Specimen Flexible Premium Variable Life Insurance Policy.[11]

	2)	Monthly Disability Benefit Rider.[11]

	3)	Waiver of Deduction Benefit Rider.[11]

	4)	Accidental Death Benefit Rider.[11]

	5)	Children’s Term Insurance Rider.[11]

	6)	Automatic Increase Benefit Rider.[11]

	7)	Accelerated Benefit Rider for Terminal Illness.[11]

(e)	Applications.

	1)	Form of Application for Flexible Premium Life Insurance.[11]

	2)	Variable Policy Application Supplement (May 2008).[13]

	3)	Form of Application for Flexible Premium Life Insurance.[17]

	4)	Variable Universal Policy Application Supplement (January 2013)[19]

	5)	Variable Universal Policy Application Supplement (Interstate Compact Version) (April 2014)[20]

	6)	Variable Universal Policy Application Supplement (AR, AZ, CA, IL, MT, SD) (April 2014)[20]

	7)	Variable Universal Policy Application Supplement (ND) (April 2014)[20]

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	1)	Articles of Incorporation of Farmers New World Life Insurance Company.[1]

	2)	By-laws of Farmers New World Life Insurance Company.[1]

	3)	Amended Articles of Incorporation of Farmers New World Life Insurance Company.[11]

	4)	Revised and Restated By-Laws of Farmers New World Life Insurance Company[16]

	5)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (July 15, 2010).[17]

	6)	Revised and Restated By-Laws of Farmers New World Life Insurance Company (February 27, 2013)[19]

(g)	Reinsurance Contracts.

1)

Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008].[14]

2)

Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on August 27, 2008].[14]

3)

Amendment No. 1 to the Automatic Yearly Renewable Term Agreement between Farmers New World Life Insurance Company and ACE Life Insurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2009].[15]

4)

Automatic YRT Reinsurance Agreement between Farmers New World Life Insurance Company and Zurich Insurance Company [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on March 22, 2010].[16]

5)

Automatic/Facultative YRT Reinsurance Agreement between Farmers New World Life Insurance Company and RGA Reinsurance Company. [Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the SEC on April 29, 2011].[17]

(h)	Agreements.

	1)	Participation Agreement among Kemper Variable Series, Scudder Kemper Investments, Inc., Kemper Distributors, Inc. and Farmers New World Life Insurance Company.[3]

	2)	Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[3]

	3)	Participation Agreement (Institutional Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[3]

	4)	Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[3]

	5)	Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[2]

	6)	Amendment No. 1 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[4]

	7)	Amendment No. 2 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[4]

	8)	Amendment No. 1 to Participation Agreement among Farmers New World Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.[4]

	9)	Amendment No. 1 to Participation Agreement between Scudder Variable Life Investment Fund and Farmers New World Life Insurance Company.[4]

	10)	Participation Agreement between Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund, Inc. and Farmers New World Life Insurance Company.[4]

	11)	Participation Agreement (Service Shares) among Janus Aspen Series, Janus Capital Corporation and Farmers New World Life Insurance Company.[4]

	12)	Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Farmers New World Life Insurance Company.[4]

	13)	Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[4]

	14)	Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[5]

	15)	Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.[6]

	16)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Farmers New World Life Insurance Company.[8]

	17)	Supplement to Participation Agreement among DWS Variable Series II, Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc., and Farmers New World Life Insurance Company.[10]

	18)	Form of Rule 22c-2 Shareholder Information Agreement.[10]

	19)	Letter of Understanding and Extension of WM Participation Agreement, among Principal Funds Distributor, Inc., and Farmers New World Life Insurance Company, dated as of January 5, 2007.[10]

20)

Amendment to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[13]

	21)	Amendment to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[13]

	22)	Amendment No. 3 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[13]

	23)	Participation Agreement among Principal Funds Distributor, Inc. and Farmers New World Life Insurance Company.[14]

24)

Amendment No. 3 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series I (formerly Kemper Variable Series), DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[14]

25)

Amendment No. 2 to the Participation Agreement among Deutsche Investment Management Americas, Inc., DWS Variable Series II, DWS Scudder Distributors, Inc. and Farmers New World Life Insurance Company.[14]

26)

Amendment No. 2 to the Participation Agreement among Variable Insurance Products Funds, Variable Insurance Products Fund II, Variable Insurance Product Fund III, Variable Insurance Product Fund IV and Variable Insurance Product Fund V, Fidelity Distributors Corporation, and Farmers New World Life Insurance Company.[14]

	27)	Amendment No. 6 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and Farmers New World Life Insurance Company.[14]

	28)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Institutional Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[14]

	29)	Amendment No. 1 to the Participation Agreement among Janus Aspen Series (Service Shares), Janus Capital Corporation and Farmers New World Life Insurance Company.[14]

	30)	Amendment No. 2 to the Participation Agreement among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC, and Farmers New World Life Insurance Company.[14]

31)

Novation of and Amendment to Participation Agreement among Allianz Global Investors Distributors LLC (AGID), PIMCO Investments LLC (PI), PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company (March 10, 2011).[17]

32)

Supplement to Participation Agreement Dated March 10, 2000 among DWS Variable Series II (“DWSVS II”), Deutsche Investment Management Americas Inc, DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company.[17]

	33)	Assignment and Amendment by and among PIMCO Variable Insurance Trust and Farmers New World Life Insurance Company.[18]

	34)	Amendment to Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Investments LLC and Farmers New World Life Insurance Company (January 28, 2013.)[19]

35)

Amendment to Participation Agreement Dated April 14, 2000 between DWS Variable Series I, Deutsche Investment Americas, Inc., DWS Investments Distributors, Inc. and Farmers New World Life Insurance Company (February 4, 2013.)[19]

	36)	Amendment to Participation Agreement Dated April 23, 2003 between DWS Investment VIT Funds, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.)[19]

	37)	Amendment to Participation Agreement Dated March 10, 2000 between DWS Variable Series II, Deutsche Investment Americas, Inc., and Farmers New World Life Insurance Company (February 4, 2013.)[19]

38)

Amendment to Participation Agreement Dated May 15, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors. Inc. and Farmers New World Life Insurance Company (January 15, 2013.).[19]

39)

Participation Agreement Addendum to Participation Agreement Dated May 15, 2000 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and Farmers New World Life Insurance Company (2012.)[19]

	40)	Amendment to Participation Agreement Dated May 15, 2000 by and between Goldman Sachs Variable Insurance Trust, Goldman Sachs and Co., and Farmers New World Life Insurance Company (January 28, 2013.)[19]

	41)	Amendment to the Fund Participation Agreement dated April 20, 2001 between Dreyfus and Farmers New World Life Insurance Company (April 5, 2013.)[19]

(i)	Administrative Contracts.

	1)	Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.[2]

	2)	Master Administration Agreement between McCamish Systems, LLC and Farmers New World Life Insurance Company dated as of April 1, 2001.[5]

(j)	Other Material Contracts.

	1)	Power of Attorney.[20]

(k)	Legal Opinion.

	1)	Opinion of Garrett B. Paddor, Esquire.[20]

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable.

(n)	Other Opinions.

	1)	Consent of PricewaterhouseCoopers LLP.[20]

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption.

	1)	Description of Issuance, Transfer and Redemption Procedures.[13]

	2)	Revised Description of Issuance, Transfer and Redemption Procedures.[18]

[1]	Incorporated herein by reference to the initial Form S-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on August 29, 1999.

[2]

Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on November 15, 1999.

[3]

Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 registration statement for Farmers Annuity Separate Account (File No. 333-85183) filed with the SEC on April 21, 2000.

[4]

Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 27, 2001.

[5]

Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2002.

[6]

Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on August 27, 2002.

[7]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 registration statement for Farmers Variable Life Separate Account A (File No. 333-84023) filed with the SEC on April 27, 2004.

[8]

Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 28, 2005.

[9]

Incorporated herein by reference to Post-Effective Amendment No. 8 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 26, 2006.

[10]

Incorporated herein by reference to Post Effective Amendment No. 9 to the Form N-4 registration statement for Farmers Annuity Separate Account A (File No. 333-85183) filed with the SEC on April 25, 2007.

[11]

Incorporated herein by reference to the initial registration statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on March 4, 2008 (File Nos. 333-149540 and 811-09507).

[12]	Incorporated herein by reference to Post-Effective Amendment No. 10 on Form N-4 for Farmers Variable Annuity Separate Account filed with the SEC on April 29, 2008 (File Nos. 333-85183 and 811-09547).

[13]

Incorporated herein by reference to the Pre-effective Amendment No. 1 to the initial registration statement on Form N-6/A for Farmers Variable Life Separate Account A filed with the SEC on August 11, 2008 (File Nos. 333-149540 and 811-09507).

[14]

Previously filed in Pre-effective Amendment No. 2 to the initial registration statement on Form N-6/A Farmers Variable Life Separate Account A filed with the SEC on August 27, 2008 (File Nos. 333-149540 and 811-09507).

[15]

Previously filed in Post-effective Amendment No. 1 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2009 (File Nos. 333-149540 and 811-09507).

[16]

Previously filed in Post-effective Amendment No. 2 to the initial registrations statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2010 (File Nos. 333-149540 and 811-09507).

[17]

Previously filed in Post-effective Amendment No. 3 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 29, 2011 (File Nos. 333-149540 and 811-09507).

[18]

Previously filed in Post-effective Amendment No. 4 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2012 (File Nos. 333-149540 and 811-09507).

[19]

Previously filed in Post-effective Amendment No. 5 to the initial registration statement on Form N-6 Farmers Variable Life Separate Account A filed with the SEC on April 30, 2013 (File Nos. 333-149540 and 811-09507).

[20]	Filed herewith.

Item 27.	Directors and Officers of the Depositor

Name and Principal Business Address	Position and Office with Depositor
Nicolas A. Burnet[7]	Chairman of the Board of Directors
David J. Dietz[6]	President, Chief Executive Officer, and Director
Jeffrey J. Dailey[1]	Director
Ira J. Kleinman[3]	Director
Kenneth L. Carroll[5]	Director
Louis W. Pietroluongo[4]	Director
Debra Broek[9]	Director
Simon Lodge[6]	Senior Vice President and Chief Financial Officer
Garrett B. Paddor[2]	Corporate Secretary, Vice President, and General Counsel
John A. Henle[2]	Senior Vice President and Head of Distribution/Sales
Randall L. Cooper[2]	Vice President of Field Operations
Darlene Robertson[2]	Vice President and Chief Life Underwriter
James Hedreen[2]	Senior Vice President and Chief Actuary
Elizabeth McInerney[6]	Chief Operating Officer
Cathy Hall[2]	Chief Compliance Officer
Diane C. Davis[2]	Chief Risk Officer
Leeann G. Badgett[2]	Assistant Treasurer
Rion Groves[2]	Vice President of Life Marketing
Patricia M. Evans[1]	Assistant Treasurer
Doren E. Hohl[1]	Assistant Secretary
Maragaret Giles[1]	Assistant Secretary
Trevor White[2]	Assistant Vice President
Peter A. Klute[1]	Assistant Treasurer
Deborah M. Kusaka[2]	Assistant Treasurer
Scott Lindquist[1]	Assistant Treasurer
Adam G. Morris[1]	Assistant Secretary
Anthony J. Morris[1]	Assistant Treasurer
Harris Mortensen[2]	Assistant Vice President and Assistant Secretary
Link Murphy[8]	Medical Director
Dennis J. A. Nibbe[2]	Assistant Treasurer
John R. Patton[2]	Vice President and Assistant Secretary

Tracy A. Peebles serves as the Chief Compliance Officer for the Registrant.2

[1]	The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.
[2]	The principal business address is 3003 77th Ave, SE, Mercer Island, WA 98040.
[3]	The principal business address is 36 Overlook Road, Livingston, NY 07039.
[4]	The principal business address is 17 Marycrest Road, West Nyack, NY 10994.
[5]	The principal business address is 28070 Kenton Ln., Santa Clarita, CA 91350.
[6]	The principal business address is One Liberty Plaza, 165 Broadway, New York, NY 10006.
[7]	The principal business address is Austrasse 44, CH-8045, Zurich, Switzerland
[8]	The principal business address is 2500 Farmers Drive, Columbus, OH 43235
[9]	The principal business address is 716 Fairway Dr., Rock Valley, Iowa 51247

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant

Organizations Affiliated with Zurich U.S. Insurance Group

Company	Domicile	Ownership	%
17-40 Direct Limited	GB	Endsleigh Insurance Services Limited	100.00
Access Franchise Management Limited	GB	Zurich Assurance Ltd	100.00
ACN 000 141 051 Ltd.	AU	Zurich Financial Services Australia Limited	100.00
Activita Care Management AG	CH	Zurich Versicherungs-Gesellschaft AG	30.00
ADAC Autoversicherung AG	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	51.00
Afterland Limited	GB	Zurich Assurance Ltd	100.00
AG Haus der Wirtschaft	DE	Zurich Versicherungs-Gesellschaft AG	8.16
AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Albert Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00

Albert Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Allied Dunbar (Staff Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Asset Management plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Asset Management plc	GB	Zurich Trustee Company (UK) Limited	0.01
Allied Dunbar Assurance plc	GB	Zurich Financial Services (UKISA) Limited	100.00
Allied Dunbar Financial Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Healthcare Marketing Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar International Fund Managers Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Dunbar International Nominees Limited	IM	Allied Dunbar International Fund Managers Limited	100.00
Allied Dunbar Mortgages Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Property Services Limited	GB	Allied Dunbar Assurance plc	100.00
Allied Dunbar Provident plc	GB	Allied Dunbar Assurance plc	99.99
Allied Dunbar Provident plc	GB	Zurich Trustee Company (UK) Limited	0.001
Allied Zurich Holdings Limited	JE	Zurich Versicherungs-Gesellschaft AG	100.00
Allied Zurich Limited	GB	Zurich Financial Services AG	100.00
American Guarantee and Liability Insurance Company	US	Zurich American Insurance Company	100.00
American Zurich Insurance Company	US	Steadfast Insurance Company	100.00
Company	Domicile	Ownership	%
Anglo American Insurance Company Limited	GB	Anglo American Insurance Group (UK) Limited	0.001
Anglo American Insurance Company Limited	GB	Anglo American Insurance Holdings Limited	99.99
Anglo American Insurance Group (UK) Limited	GB	CMSH Limited	100.00
Anglo American Insurance Holdings Limited	GB	Anglo American Insurance Group (UK) Limited	100.00
Aquarius Underwriting Managers (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	30.00
Ashdale Land and Property Company Limited	GB	Zurich Insurance plc	100.00
Associated Marine Insurers Agents Pty. Limited	AU	Zurich Financial Services Australia Limited	100.00
Assurance Company of America	US	Maryland Casualty Company	100.00
Baden-Badener Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Ballykilliane Holdings Limited	IE	Zurich Insurance plc	100.00
Bansabadell Pensiones, E.G.F.P, S.A.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Bansabadell Vida S.A. de Seguros y Reaseguros	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Benefit Finance Partners, L.L.C.	US	Zurich Benefit Finance LLC	50.00
BFP Securities LLC	US	Benefit Finance Partners, L.L.C.	100.00
Bizerba GmbH & Co. KG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	10.00
Bonner Akademie Gesellschaft fur DV- und Management-Training	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Bonnfinanz Aktiengesellschaft fur Vermogensberatung und Verm	DE	Deutscher Herold Aktiengesellschaft	100.00
Bonus Pensionskassen Aktiengesellschaft	AT	Zurich Versicherungs-Aktiengesellschaft	87.50
BONUS Vorsorgekasse AG	AT	Zurich Versicherungs-Aktiengesellschaft	50.00
Bristlecourt Limited	GB	Zurich Assurance Ltd	100.00
CAN Seguros Generales SA	ES	Zurich Versicherungs-Gesellschaft AG	50.00
Cayley Aviation Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Centre Financial Services Holdings Limited	BM	Centre Group Holdings Limited	100.00
Centre Group Holdings (U.S.) Limited	US	Centre Solutions (Bermuda) Limited	100.00
Centre Group Holdings Limited	BM	CMSH Limited	100.00
Centre Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Insurance International Company	IE	Centre Solutions (Bermuda) Limited	100.00
Centre Kate Inc. 1	US	Zurich Structured Finance, Inc.	100.00

Centre Kate Inc. 2	US	Zurich Structured Finance, Inc.	100.00
Centre Life Insurance Company	US	Centre Solutions (U.S.) Limited	100.00
Centre Reinsurance (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Centre Reinsurance International Company	IE	Centre Solutions (Bermuda) Limited	99.99
Centre Reinsurance International Company	IE	Orange Stone Reinsurance	0.002
Centre Solutions (Bermuda) Limited	BM	Centre Group Holdings Limited	100.00
Centre Solutions (U.S.) Limited	BM	Centre Group Holdings (U.S.) Limited	100.00
Chilena Consolidada Seguros de Vida S.A.	CL	Inversiones Suizo Chilena S.A.	98.98
Chilena Consolidada Seguros Generales S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	7.41
Chilena Consolidada Seguros Generales S.A.	CL	Inversiones Suizo Chilena S.A.	82.73
City of London Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00
CMSH Limited	BM	Zurich Insurance Company Ltd, Bermuda Branch	35.30
CMSH Limited	BM	Zurich Versicherungs-Gesellschaft AG	64.70
COFITEM-COFIMUR	FR	Zurich Versicherungs-Gesellschaft AG	12.41
Colonial American Casualty and Surety Company	US	Fidelity and Deposit Company of Maryland	100.00
Community Trust Services Limited	GB	Zurich Community Trust (UK) Limited	99.00
Community Trust Services Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	1.00
Concisa Vorsorgeberatung und Management AG	AT	Bonus Pensionskassen Aktiengesellschaft	100.00
Company	Domicile	Ownership	%
Concourse Skelmersdale Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Conduit Street Properties Limited	GB	Zurich Assurance Ltd	100.00
Consultores de Pensiones Grupo Zurich, S.A. - Sociedad Unipe	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	100.00
CP Holding Limited	VG	Zurich Insurance Company Ltd, Bermuda Branch	100.00
Cramson (Malaysia) Bhd	MY	MCIS Zurich Insurance Berhad	100.00
Crimpland Limited	GB	Zurich Assurance Ltd	100.00
Crown Management Services Limited	US	CMSH Limited	100.00
CTH Affordable Housing Corporation	US	Zurich Structured Finance, Inc.	100.00
CTH Affordable Housing Investor, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH AHP Corporation	US	CTH Affordable Housing Corporation	100.00
CTH MHP, L.L.C.	US	CTH Affordable Housing Investor, Inc.	100.00
CTH Special General Partner, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH WNC, Inc.	US	CTH Affordable Housing Corporation	100.00
CTH/Landmark SLP, Inc.	US	CTH Affordable Housing Corporation	100.00
Cursud N.V.	AN	Zurich Versicherungs-Gesellschaft AG	100.00
DA Deutsche Allgemeine Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
DB Vita S.A.	LU	Deutscher Herold Aktiengesellschaft	25.00
Delta Wetlands Properties	US	KLMLP 2, LLC	50.00
Delta Wetlands Properties	US	KLMLP 3, LLC	50.00
Deutsche Wohnen AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.75
Deutsche Zurich Pensiones, Entidad Gestora de Fondos de Pens	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	50.00
Deutscher Herold Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	79.83
Deutscher Pensionsfonds Aktiengesellschaft	DE	Deutscher Herold Aktiengesellschaft	74.90
Deutsches Institut fur Altersvorsorge GmbH	DE	Deutscher Herold Aktiengesellschaft	22.00
Disability Management Services, Inc.	US	Centre Group Holdings (U.S.) Limited	40.00
Dunbar Assets plc	GB	Zurich Bank	100.00
Dunbar Nominees Limited	GB	Dunbar Assets plc	100.00
Dunbar Sports and Social Club Limited	GB	Allied Dunbar Assurance plc	100.00
Eagle Properties (Benoni) (Proprietary) Limited	ZA	Zurich Insurance Company South Africa Limited	100.00
Eagle Star (Fund Management) Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star (Leasing) Limited	GB	Zurich Assurance Ltd	100.00

Eagle Star (Malta) Limited	MT	Zurich Assurance Ltd	100.00
Eagle Star Computer Services Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Direct (Camberley) Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Eagle Star Direct Services Limited	GB	Zurich UK General Services Limited	100.00
Eagle Star Estates Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star European Life Assurance Company Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Executives Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Farms Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Forests Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Fund Services Limited	IE	Zurich Life Assurance plc	100.00
Eagle Star Group Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Group Services Limited	GB	Eagle Star Holdings Limited	100.00
Eagle Star Holding Company of Ireland	IE	Eagle Star Group Holdings Limited	0.001
Eagle Star Holding Company of Ireland	IE	Zurich Assurance Ltd	99.99
Eagle Star Holdings Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Eagle Star Insurance Company Limited	GB	Zurich Insurance plc	100.00
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holding Company of Ireland	0.0015
Eagle Star International Services (Ireland) Limited	IE	Eagle Star Holdings Limited	99.99
Company	Domicile	Ownership	%
Eagle Star Loans Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Mortgages Limited	GB	Zurich Assurance Ltd	100.00
Eagle Star Securities Limited	GB	Zurich Insurance plc	100.00
Eagle Star Software Development Company Limited	IE	Zurich Life Assurance plc	100.00
Edilspettacolo SRL	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	35.71
Empire Fire and Marine Insurance Company	US	Zurich American Insurance Company	100.00
Empire Indemnity Insurance Company	US	Zurich American Insurance Company	100.00
Employee Services Limited	GB	Allied Dunbar Financial Services Limited	100.00
Endsleigh Communications Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Developments Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh General Trading Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Independent Financial Services Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Insurance Services Limited	GB	Endsleigh Limited	100.00
Endsleigh Insurances (Brokers) Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Law Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Leasing Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Life & Pensions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Limited	GB	Zurich Holdings (UK) Limited	100.00
Endsleigh Pension Trustee Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Promotions Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Shopfitting Limited	GB	Endsleigh Insurance Services Limited	100.00
Endsleigh Trustee Services Limited	GB	Endsleigh Insurance Services Limited	100.00
ES (Leeds) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES (Walsall) Nominee Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Camberley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Cannock Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Coventry Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Dudley Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Hoddesdon Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00

ES Plympton Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Plympton Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 1 Limited	GB	Zurich Assurance Ltd	100.00
ES Ramsgate Nominee 2 Limited	GB	Zurich Assurance Ltd	100.00
Escape Premium Collection (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
ESI Financing Limited	GB	Eagle Star Insurance Company Limited	0.001
ESI Financing Limited	GB	Zurich Versicherungs-Gesellschaft AG	99.99
Extremus Versicherung-Aktiengesellschaft	DE	Zurich Insurance plc Niederlassung fur Deutschland	5.00
F.I.G. Holding Company	US	Fire Underwriters Association	69.99
F.I.G. Holding Company	US	Truck Underwriters Association	30.00
F.I.G. Holding Company	US	Farmers Group, Inc.	100.0
Farmers Family Fund	US	Farmers Group, Inc.	100.0
Farmers Group, Inc.	US	Zurich Versicherungs-Gesellschaft AG	87.90
Farmers Group, Inc.	US	Zurich Financial Services AG	12.10
Farmers New World Life Insurance Company	US	Farmers Group, Inc.	100.00
Farmers Reinsurance Company	US	Farmers Group, Inc.	100.00
Farmers Services Corporation	US	Farmers Group, Inc.	100.00
Farmers Services, LLC	US	ZFUS Services, LLC	100.00
Farmers Underwriters Association	US	Farmers Group, Inc.	100.00
Company	Domicile	Ownership	%
Farmers Value Added, Inc.	US	Farmers Group, Inc.	100.00
Fidelity and Deposit Company of Maryland	US	Zurich American Insurance Company	100.00
FIG Holding Company	US	Farmers Group, Inc.	100.00
FIG Leasing Co., Inc.	US	Farmers Group, Inc.	100.00
Fire Underwriters Association	US	Farmers Group, Inc.	100.00
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich Boliviana Seguros Personales S.A.	8.42
Futuro de Bolivia S.A. Administradora de Fondos de Pensiones	BO	Zurich South America Invest AB	71.58
General Surety & Guarantee Co Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
Genevoise, Compagnie Immobiliere SA	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Greycaines 1 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Greycaines 2 Jersey Limited	JE	Zurich Assurance Ltd	100.00
Groomlink Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Engineering Limited	GB	Zurich Assurance Ltd	100.00
Grovewood Property Holdings Limited	GB	Eagle Star Holdings Limited	100.00
Hawkcentral Limited	GB	Zurich Assurance Ltd	100.00
Home & Overseas Insurance Company Limited	GB	Eagle Star Insurance Company Limited	100.00
IDI Technology Solutions (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	36.63
Innovaconsulting S.r.I.	IT	Zuritel S.p.A.	40.00
INTEGRA Versicherungsdienst GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	100.00
Inversiones Suizo Chilena S.A.	CL	Inversiones Suizo-Argentina S.A.	0.0001
Inversiones Suizo Chilena S.A.	CL	Zurich Versicherungs-Gesellschaft AG	99.99
Inversiones Suizo-Argentina S.A.	AR	Zurich Lebensversicherungs-Gesellschaft AG	5.00
Inversiones Suizo-Argentina S.A.	AR	Zurich Versicherungs-Gesellschaft AG	95.00
Inversiones ZS America Dos Limitada	CL	Inversiones ZS America SpA	100.00
Inversiones ZS America SpA	CL	ZS Insurance America, S.L.	100.00
Inversiones ZS America Tres SpA	CL	ZS Insurance America, S.L.	100.00
Inversora Alpina, C.A.	VE	Zurich Seguros, S.A.	100.00
Ipsley Street 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Ipsley Street 2 UK Limited	GB	Zurich Assurance Ltd	100.00
Irish National Insurance Company p.l.c.	IE	Zurich Insurance plc	99.99
Isis S.A.	AR	Inversiones Suizo-Argentina S.A.	60.50
Isis S.A.	AR	Zurich Versicherungs-Gesellschaft AG	39.50
IT Innovation Holdings AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00

Jas. W. King & Co. Limited	GB	Eagle Star Holdings Limited	100.00
Jewell Insurance Agency Ltd	GB	Woodstock Insurance Brokers Limited	100.00
Kennet Road 1 UK Limited	GB	Zurich Assurance Ltd	100.00
Kennet Road 2 UK Limited	GB	Zurich Assurance Ltd	100.00
KLMLP 2, LLC	US	KLMLP, L.P.	100.00
KLMLP 3, LLC	US	KLMLP 2, LLC	100.00
KLMLP, L.P.	US	Zurich American Corporation	75.00
L&L PARK 80 INVESTORS LLC	US	ZI PARK 80 WEST LLC	90.00
Leschi Life Assurance Company	US	Farmers New World Life Insurance Company	100.00
Liquid Underwriting Managers (Pty) Limited	ZA	Zurich Insurance Company South Africa Limited	30.00
Logobrook Limited	GB	Zurich Assurance Ltd	100.00
Lordbourne Limited	GB	Zurich Assurance Ltd	100.00
MAAGNET SYSTEMS SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
MAAGNET-SSMS SDN BHD	MY	MAAGNET SYSTEMS SDN BHD	100.00
MALAYSIAN ALLIANCE PROPERTY SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Malaysian Assurance Alliance Berhad	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Manon Vision Co., Ltd.	TH	Centre Group Holdings Limited	0.0057
Manon Vision Co., Ltd.	TH	CMSH Limited	0.0066
Company	Domicile	Ownership	%
Manon Vision Co., Ltd.	TH	Zurich Versicherungs-Gesellschaft AG	99.99
Maryland Casualty Company	US	Zurich American Insurance Company	100.00
Maunalua Associates, Inc.	US	Zurich American Corporation	100.00
Mauritian Eagle Insurance Company Limited	MU	Zurich Insurance Company South Africa Limited	15.00
MCIS Zurich Insurance Berhad	MY	Zurich Asia Holdings Ltd.	40.00
Medidata AG	CH	Zurich Versicherungs-Gesellschaft AG	8.85
Mentionland Limited	GB	Zurich Assurance Ltd	100.00
Meritclass Investments Limited	GB	Zurich Assurance Ltd	100.00
MI Administrators, LLC	US	FIG Leasing Co., Inc.	100.00
Minas Brasil Promotora de Servicos S/A	BR	Zurich Minas Brasil Seguros S.A,	100.00
MULTIOTO SERVICES SDN BHD	MY	Zurich Versicherungs-Gesellschaft AG	100.00
Navigators and General Insurance Company Limited	GB	Zurich Insurance plc	100.00
Nearheath Limited	GB	Zurich Assurance Ltd	100.00
New China Life Insurance Company Limited	CA	Zurich Versicherungs-Gesellschaft AG	12.51
NK Zurich Risk Service Co., Ltd.	JP	Zurich Insurance Company Limited	10.00
Northern Insurance Company of New York	US	Maryland Casualty Company	100.00
Oldco B Member Holdings, LLC	US	Centre Group Holdings (U.S.) Limited	100.00
Omnis Investments Limited	GB	Openwork Holdings Limited	90.00
OOO“TPK”	RU	Zurich Insurance Company Ltd.	100.00
Openwork Access Limited	GB	Openwork Holdings Limited	100.00
Openwork Holdings Limited	GB	Allied Zurich Holdings Limited	99.99
Openwork Independent Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Limited	GB	Openwork Holdings Limited	100.00
Openwork Market Solutions Limited	GB	Openwork Holdings Limited	100.00
Openwork Services Limited	GB	Openwork Holdings Limited	100.00
Orange Stone Holdings	IE	CMSH Limited	100.00
Orange Stone Reinsurance	IE	Crown Management Services Limited	100.00
Orion Rechtsschutz-Versicherung AG	CH	Zurich Versicherungs-Gesellschaft AG	78.00
Parcelgate Limited	GB	Zurich Assurance Ltd	100.00
Perils AG	CH	Zurich Versicherungs-Gesellschaft AG	11.11
Prematic Service Corporation (California)	US	Farmers Group, Inc.	100.00
Prematic Service Corporation (Nevada)	US	Prematic Service Corporation (California)	100.00
Protektor Lebensversicherungs-AG	DE	Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	5.16
PT Zurich Insurance Indonesia	ID	Zurich Asia Holdings Ltd.	4.31

PT Zurich Insurance Indonesia	ID	Zurich Versicherungs-Gesellschaft AG	91.52
PT Zurich Topas Life	ID	Zurich Versicherungs-Gesellschaft AG	80.00
Real Garant Espana S.L.	ES	Real Garant GmbH Garantiesysteme	100.00
Real Garant GmbH Garantiesysteme	DE	Real Garant Versicherung Aktiengesellschaft	100.00
Real Garant Versicherung Aktiengesellschaft	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Red Ruff LLC	US	ZCM Asset Holding Company (Bermuda) Limited	100.00
SA Fire House Limited	ZA	Zurich Versicherungs-Gesellschaft AG	100.00
Sackville Street Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Santander Brasil Seguros S.A.	BR	Santander Seguros S.A.	100.00
Santander Rio Seguros S.A.	AR	Inversiones ZS America SpA	4.00
Santander Rio Seguros S.A.	AR	ZS Insurance America, S.L.	96.00
Santander Seguros de Vida S.A.	CL	Inversiones ZS America Dos Limitada	99.78
Santander Seguros de Vida S.A.	CL	Inversiones ZS America SpA	0.22
Santander Seguros Generales S.A.	CL	Inversiones ZS America Dos Limitada	99.51
Santander Seguros Generales S.A.	CL	Inversiones ZS America SpA	0.49
Santander Seguros S.A.	BR	ZS Insurance America, S.L.	100.00
Santander Seguros Sociedad Anónima	UY	ZS Insurance America, S.L.	100.00
SARL Marofinac	MA	Zurich Versicherungs-Gesellschaft AG	100.00
Company	Domicile	Ownership	%
Saudi National Insurance Company	BH	Zurich Insurance Services (Middle East) EC	5.00
Sceptre Trust Limited	BS	Eagle Star Holdings Limited	0.0002
Sceptre Trust Limited	BS	Eagle Star Insurance Company Limited	99.99
Serviaide Assistencia e Servicos, Lda.	PT	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	95.00
Serviaide Assistencia e Servicos, Lda.	PT	Serviaide, S.A. - Sociedad Unipersonal	4.99
Serviaide, S.A. - Sociedad Unipersonal	ES	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	100.00
Servizurich S.A. - Sociedad Unipersonal	ES	Zurich Insurance plc, Sucursal en Espana	100.00
Shire Park Limited	GB	Zurich Assurance Ltd	12.42
Societe Continentale d’Investissement Immobilier SA	FR	Zurich Assurance Ltd	100.00
Solentbar Property Investment Limited	GB	Zurich Assurance Ltd	100.00
South African Nucleare Pool Administrators (Property) Limite	ZA	Zurich Insurance Company South Africa Limited	25.00
South County Services Co., Inc.	US	Sterling Forest LLC	100.00
Spirecharm Limited	GB	Zurich Assurance Ltd	100.00
Staple Inn Holborn Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Stareagle Limited	GB	Zurich Assurance Ltd	100.00
Starpatch Investments Limited	GB	Zurich Assurance Ltd	100.00
Steadfast Insurance Company	US	Zurich American Insurance Company	100.00
Steadfast Santa Clarita Holdings LLC	US	Steadfast Insurance Company	100.00
Sterling Forest LLC	US	Zurich American Insurance Company	99.93
Sterling ISA Managers (Nominees) Limited	GB	Sterling ISA Managers Limited	100.00
Sterling ISA Managers Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Sunley Homes Limited	GB	Zurich Insurance plc	100.00
Swaziland Royal Insurance Corporation	SZ	Zurich Insurance Company South Africa Limited	9.00
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.50
Swiss Insurance Management (Hong Kong) Limited	HK	Zurich Services (Hong Kong) Limited	0.50
TCS Loss Adjusters Limited	GB	Endsleigh Insurance Services Limited	100.00
TDG Tele Dienste GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Techlink Interactive Limited	GB	Technical Connection Limited	100.00
Technical Connection Limited	GB	Zurich Employment Services Limited	51.00
The Liverpool Reversionary Company Limited	GB	Eagle Star Insurance Company Limited	100.00
The Trust Company of Scotland Limited	GB	Zurich Insurance plc	100.00

The Zurich Services Corporation	US	Zurich Holding Company of America, Inc.	100.00
TopReport Schadenbesichtigungs GmbH	AT	Zurich Versicherungs-Aktiengesellschaft	14.29
Toscana Uno SRL	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	50.00
Truck Underwriters Assocation	US	Farmers Group, Inc.	100.00
Truck Underwriters Association	US	Farmers Group, Inc.	100.00
Turegum Immobilien AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Universal Underwriters Insurance Company	US	Zurich American Insurance Company	100.00
Universal Underwriters Life Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters of Texas Insurance Company	US	Universal Underwriters Insurance Company	100.00
Universal Underwriters Service Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich F&I Reinsurance T&C	TC	Universal Underwriters Insurance Services, Inc.	0.0050
Zurich F&I Reinsurance T&C	TC	Universal Underwriters Service Corporation	99.99
Vehicle Dealer Solutions, Inc.	US	The Zurich Services Corporation	100.00
Vita Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Wing Hang Zurich Insurance Company Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	35.00
Women on Wheels Limited	GB	Endsleigh Insurance Services Limited	100.00
Woodstock Insurance Brokers Limited	GB	Endsleigh Insurance Services Limited	100.00
Company	Domicile	Ownership	%
World Travel Protection Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
Wren Investments Limited	GB	Zurich Whiteley Trust Limited	100.00
Wrightway Underwriting Limited	IE	Ballykilliane Holdings Limited	100.00
Z flex Gesellschaft fur Personaldienstleistungen mbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Z Nominees Limited	JE	Zurich Trust Limited	100.00
Z Secretaries Limited	JE	Zurich Trust Limited	100.00
ZCM (U.S.) Limited	US	ZCM Holdings (Bermuda) Limited	100.00
ZCM Asia Holdings Pty Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
ZCM Asset Holding Company (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	24.29
ZCM Holdings (Bermuda) Limited	BM	CMSH Limited	75.71
ZCM Matched Funding (Bermuda) Limited	BM	ZCM Holdings (Bermuda) Limited	100.00
ZCM Matched Funding Corp.	US	ZCM (U.S.) Limited	100.00
ZCMC II Holdings Limited	IE	ZCM Asset Holding Company (Bermuda) Limited	0.20
ZCMC II Holdings Limited	IE	Zurich Financial Services EUB Holdings Limited	99.80
ZFS Finance (USA) LLC II	US	Zurich Holding Company of America, Inc.	100.00
ZFS Finance (USA) LLC V	US	Zurich Holding Company of America, Inc.	100.00
ZFUS Services, LLC	US	Zurich Holding Company of America, Inc.	100.00
ZG Investments Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
ZGEE2 Limited	GB	Eagle Star Holdings Limited	100.00
ZGEE3 Limited	GB	Zurich Insurance Company (U.K.) Limited	100.00
ZI Park 80 West LLC	US	Zurich American Insurance Company	100.00
ZNA Services, LLC	US	ZFUS Services, LLC	100.00
Zolmec Limited	JE	Zurich Trust Limited	100.00
ZPC Capital Limited	GB	Zurich Holdings (UK) Limited	100.00
ZS Insurance America, S.L.	ES	Zurich Latin America Holding S.L. - Sociedad Unipersonal	51.00
ZSF 00-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 02-1, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-2 Tyler House, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-3 Aurora, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF 99-4, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Apollo Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Blairville, Inc.	US	CTH Affordable Housing Corporation	100.00

ZSF Boston Store, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Grant Park, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Idlewild, Inc.	US	CTH Affordable Housing Corporation	100.00
ZSF Landmark Corporation	US	CTH Affordable Housing Corporation	100.00
ZSF Newport I Corporation	US	CTH Affordable Housing Corporation	100.00
ZSFH LLC	US	Zurich Holding Company of America, Inc.	100.00
ZSG Kfz-ZulassungsservicegesmbH	AT	Zurich Versicherungs-Aktiengesellschaft	33.33
ZSL Financing Limited	GB	Zurich Holdings (UK) Limited	1.00
ZSL Financing Limited	GB	Zurich Specialties London Limited	99.00
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Finanz-Gesellschaft AG	0.0002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Investments Life S.p.A.	0.0002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Lebensversicherungs-Gesellschaft AG	99.99
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Versicherungs-Gesellschaft AG	0.00002
Zurich - Companhia de Seguros Vida S.A.	PT	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	0.0002
Zurich (Sales Management Pension Plan) Trustee Limited	GB	Allied Dunbar Assurance plc	100.00
Company	Domicile	Ownership	%
Zurich Administradora General de Fondos S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	99.97
Zurich Administradora General de Fondos S.A.	CL	Inversiones Suizo Chilena S.A.	0.030
Zurich Advice Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Advice Network Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Advisory (HK) Limited	HK	Zurich Assurance Ltd	100.00
Zurich Agency Services Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Alternative Asset Management, LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Corporation	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company	US	Zurich Holding Company of America, Inc.	100.00
Zurich American Insurance Company of Illinois	US	American Zurich Insurance Company	100.00
Zurich American Life Insurance Company	US	Zurich American Corporation	100.00
Zurich American Life Insurance Company of New York	US	Zurich American Life Insurance Company.	100.00
Zurich Argentina Cia. de Seguros S.A.	AR	Inversiones Suizo-Argentina S.A.	55.46
Zurich Argentina Cia. de Seguros S.A.	AR	Zurich Versicherungs-Gesellschaft AG	44.54
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Argentina Cia. de Seguros S.A.	46.64
Zurich Argentina Companía de Seguros de Retiro S.A.	AR	Zurich Versicherungs-Gesellschaft AG	53.36
Zurich Asia Holdings Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Inversiones Suizo-Argentina S.A.	90.00
Zurich Asset Management Gerente de Fondos Comunes de Inversi	AR	Isis S.A.	10.00
Zurich Assurance (2004) plc	GB	Zurich Assurance Ltd	100.00
Zurich Assurance Ltd	GB	Eagle Star Holdings Limited	100.00
ZURICH Assurances Maroc	MA	SARL Marofinac	30.10
ZURICH Assurances Maroc	MA	Zurich Versicherungs-Gesellschaft AG	67.63
Zurich Australia Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Australian Insurance Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Australian Superannuation Pty Limited	AU	Zurich Financial Services Australia Limited	100.00
Zurich Aviation Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	50.00
Zurich Bank	IE	ZCM Holdings (Bermuda) Limited	0.037
Zurich Bank	IE	ZCMC II Holdings Limited	99.96
Zurich Bank International Limited	IM	Zurich Bank	100.00
Zurich Benefit Finance LLC	US	Zurich Holding Company of America, Inc.	100.00
Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich IT Service AG Niederlassung fur Deutschland	82.62

Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	DE	Zurich Leben Service AG Niederlassung fur Deutschland	17.38
Zurich Building Control Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Canadian Holdings Limited	CN	Zurich Insurance Company Ltd, Canadian Branch	68.82
Zurich Canadian Holdings Limited	CN	Zurich Versicherungs-Gesellschaft AG	31.18
Zurich Capital Markets Inc.	US	ZCM (U.S.) Limited	100.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Limited	50.00
Zurich Community Trust (UK) Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	50.00
Zurich Computer Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Insurance plc - Rappresentanza Generale per l’Italia	99.95
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Investments Life S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life and Pensions S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Assurance plc - Rappresentanza Generale per l’It	0.01
Company	Domicile	Ownership	%
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zurich Life Insurance Italia S.p.A.	0.01
Zurich Consortium Societa Consortile a Responsabilita Limit	IT	Zuritel S.p.A.	0.01
Zurich Consultancy Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Consultoria de Riesgos, C.A.	VE	Zurich Seguros, S.A.	99.99
Zurich Corredora de Bolsa S.A.	CL	Inversiones Suizo Chilena S.A.	99.00
Zurich Corredora de Bolsa S.A.	CL	Zurich Investments Chile S.A.	0.99
Zurich CZI Management Holding Ltd.	US	Zurich Global Investment Management Inc.	100.00
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Deutscher Herold Aktiengesellschaft	67.54
Zurich Deutscher Herold Lebensversicherung Aktiengesellschaf	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	32.46
Zurich Direct Agency Limited	HK	Zurich Advice Limited	100.00
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Versicherungs-Gesellschaft AG	99.99
Zurich Distribuidora de Mexico, S.A. de C.V.	MX	Zurich Vida, Companía de Seguros, S.A.	0.002
Zurich E&S Insurance Brokerage, Inc.	US	Zurich American Insurance Company	100.00
Zurich Employment Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Eurolife S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	90.00
Zurich Eurolife S.A.	LU	Zurich Versicherungs-Gesellschaft AG	10.000
Zurich Finance (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Finance (Luxembourg) S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.08
Zurich Finance (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.92
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Finance (UK) plc	GB	Zurich Financial Services (UKISA) Nominees Limited	0.002
Zurich Finance (USA), Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Financial Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Limited	99.91
Zurich Financial Services (Channel Islands) Limited	JE	Zurich Financial Services (UKISA) Nominees Limited	0.09
Zurich Financial Services (Isle of Man) Group Services Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Holdings Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Insurance Manager Ltd	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services (Isle of Man) Reinsurance Company	IM	Zurich Financial Services (Isle of Man) Holdings Limited	100.00

Zurich Financial Services (UKISA) Group Services Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services (UKISA) Limited	GB	Allied Zurich Holdings Limited	90.32
Zurich Financial Services (UKISA) Limited	GB	Zurich Insurance plc	9.68
Zurich Financial Services (UKISA) Nominees Limited	GB	Zurich Financial Services (UKISA) Limited	100.00
Zurich Financial Services Australia Limited	AU	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Financial Services EUB Holdings Limited	IE	ZCM Holdings (Bermuda) Limited	0.08
Zurich Financial Services EUB Holdings Limited	IE	Zurich Financial Services AG	99.92
Zurich Financial Services UK Pension Trustee Limited	GB	Zurich Financial Services (UKISA) Limited	99.00
Zurich Finanz-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Corporate UK Limited	GB	Zurich Specialties London Limited	100.00
Zurich Global Energy Limited	BM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Global Funding	IE	Zurich Finanz-Gesellschaft AG	0.100
Zurich Global Funding	IE	Zurich Versicherungs-Gesellschaft AG	99.90
Company	Domicile	Ownership	%
Zurich Global Investment Management Inc.	US	Zurich Holding Company of America, Inc.	100.00
Zurich Global, Ltd.	BM	Zurich Holding Company of America, Inc.	100.00
Zurich Group Funding Luxembourg S.A.	LU	Zurich Lebensversicherungs-Gesellschaft AG	0.02
Zurich Group Funding Luxembourg S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich GSG Limited	GB	Zurich GSH Limited	100.00
Zurich GSH Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Holding Company of America, Inc.	US	Crown Management Services Limited	0.13
Zurich Holding Company of America, Inc.	US	Zurich Versicherungs-Gesellschaft AG	99.87
Zurich Holding Ireland Limited	IE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Holdings (UK) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Immobilien Liegenschaftsverwaltungs-GesmbH	AT	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich IMRE AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Independent Wealth Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Asia Holdings Ltd.	51.10
Zurich Insurance (Taiwan) Ltd.	TW	Zurich Versicherungs-Gesellschaft AG	48.63
Zurich Insurance Brokers (Beijing) Company Limited	CA	Zurich Insurance Holdings (Hong Kong) Limited	24.51
Zurich Insurance Company (U.K.) Limited	GB	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Botswana Ltd	BW	Zurich Insurance Company South Africa Limited	100.00
Zurich Insurance Company Escritorio de Representacao no Bras	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd.	RU	Zurich Interholding Limited	100.00
Zurich Insurance Company Ltd., Beijing Representative Office	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Ltd., Shanghai Representative Offic	CA	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Company Representative Office - Moscow	RU	Zurich Insurance Company Ltd.	100.00
Zurich Insurance Company South Africa Limited	ZA	SA Fire House Limited	58.95
Zurich Insurance Holding (Cyprus) Ltd	CY	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Holdings (Hong Kong) Limited	HK	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Insurance Middle East S.A.L.	LB	Zurich Versicherungs-Gesellschaft AG	99.54
Zurich Insurance plc	IE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	25.07
Zurich Insurance plc	IE	Zurich Holding Ireland Limited	70.41
Zurich Insurance plc	IE	Zurich Insurance Company Ltd - Rappresentanza Generale per l	4.52
Zurich Insurance Services (Middle East) EC	BH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Interholding Limited	RU	Zurich Insurance Holding (Cyprus) Ltd	99.90

Zurich Interholding Limited	RU	Zurich Versicherungs-Aktiengesellschaft	0.10
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Limited	99.99
Zurich Intermediary Group Limited	GB	Zurich Financial Services (UKISA) Nominees Limited	0.005
Zurich Internacional de Venezuela, C.A. de Corretaje de Reas	VE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International (Bermuda) Ltd.	BM	Zurich Insurance Company Ltd, Bermuda Branch	29.27
Zurich International (Bermuda) Ltd.	BM	Zurich Versicherungs-Gesellschaft AG	70.73
Zurich International (UK) Limited	GB	Zurich Specialties London Limited	100.00
Zurich International Life Limited	IM	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich International Services (Luxembourg) S.A.	LU	Zurich Eurolife S.A.	0.04
Zurich International Services (Luxembourg) S.A.	LU	Zurich Versicherungs-Gesellschaft AG	99.96
Zurich International Solutions Limited	GB	Zurich Assurance Ltd	100.00
Zurich Invest AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Investment Management AG	CH	Prematic Service Corporation (Nevada)	80.00
Zurich Investment Management AG	CH	Zurich Versicherungs-Gesellschaft AG	20.00
Company	Domicile	Ownership	%
Zurich Investment Management Limited	AU	Zurich Australia Limited	100.00
Zurich Investment Services Limited	BM	CMSH Limited	100.00
Zurich Investments Chile S.A.	CL	Chilena Consolidada Seguros de Vida S.A.	0.084
Zurich Investments Chile S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Investments Life S.p.A.	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	100.00
Zurich Kunden Center GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Latin America Corporation	US	The Zurich Services Corporation	100.00
Zurich Latin America Holding S.L. - Sociedad Unipersonal	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Latin American Services S.A.	AR	Inversiones Suizo-Argentina S.A.	6.32
Zurich Latin American Services S.A.	AR	Zurich Versicherungs-Gesellschaft AG	93.68
Zurich Lebensversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Legal Expenses Underwriting Managers SA (Pty) Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Leisure Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Life and Pensions S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life Assurance plc	IE	Zurich Holding Ireland Limited	100.00
Zurich Life Insurance (Singapore) Pte Ltd	SG	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Life Insurance Italia S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Life SA Ltd	ZA	Zurich Insurance Company South Africa Limited	100.00
Zurich Management Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Minas Brasil Seguros S.A,	BR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Insurance plc	50.00
Zurich Pension Trustees Ireland Limited	IE	Zurich Trustee Services Limited	50.00
Zurich Pension Trustees Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pension Trustees No 2 Company Limited	GB	Zurich Assurance Ltd	100.00
Zurich Pensions Management Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Pensionskassen-Beratung AG	CH	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Professional Limited	GB	Zurich Holdings (UK) Limited	49.00
Zurich Professional Limited	GB	Zurich Specialties London Limited	51.00
Zurich Properties (Pty) Limited	BW	Zurich Insurance Company Botswana Ltd	100.00
Zurich Properties Pty Limited	AU	Zurich Australia Limited	40.00
Zurich Properties Pty Limited	AU	Zurich Australian Insurance Limited	60.00
Zurich Realty, Inc.	US	The Zurich Services Corporation	100.00
Zurich Rechtsschutz-Schadenservice GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Reliable Insurance Limited	RU	Zurich Insurance Company Ltd.	99.90

Zurich Reliable Insurance Limited	RU	Zurich Interholding Limited	0.10
Zurich Risk Financing SA Limited	ZA	Zurich Insurance Company South Africa Limited	99.99
Zurich Risk Management Services (India) Private Limited	IN	Zurich Asia Holdings Ltd.	1.00
Zurich Risk Management Services (India) Private Limited	IN	Zurich Versicherungs-Gesellschaft AG	99.00
Zurich Risk Services Asia Pacific Sdn Bhd	MY	Zurich Management Services Limited	100.00
Zurich Ruckversicherungs-Gesellschaft AG	CH	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Santander Seguros Mexico, S.A.	MX	Inversiones ZS America SpA	0.0053
Zurich Santander Seguros Mexico, S.A.	MX	ZS Insurance America, S.L.	99.99
Zurich Seguros, S.A.	VE	Cursud N.V.	69.21
Zurich Service GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Service GmbH	DE	Zurich Versicherungs-Aktiengesellschaft	100.00
Zurich Services (Hong Kong) Limited	HK	Swiss Insurance Management (Hong Kong) Limited	0.029
Company	Domicile	Ownership	%
Zurich Services (Hong Kong) Limited	HK	Zurich Insurance Holdings (Hong Kong) Limited	99.99
Zurich Services A.I.E.	ES	AIDE Asistencia Seguros y Reaseguros, S.A. - Sociedad Uniper	0.00008
Zurich Services A.I.E.	ES	Bansabadell Pensiones, E.G.F.P, S.A.	0.00008
Zurich Services A.I.E.	ES	Bansabadell Seguros Generales, S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	Bansabadell Vida S.A. de Seguros y Reaseguros	0.008
Zurich Services A.I.E.	ES	CaixaSabadell Companyia d’Assegurances Generals, S.A.	0.008
Zurich Services A.I.E.	ES	CAN Seguros Generales SA	0.008
Zurich Services A.I.E.	ES	Zurich Insurance plc, Sucursal en Espana	97.18
Zurich Services A.I.E.	ES	Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	2.82
Zurich Services Canada Inc.	CN	Zurich Canadian Holdings Limited	100.00
ZURICH SERVIZI ITALIA S.p.A.	IT	Zurich Investments Life S.p.A.	100.00
Zurich Shared Services Ireland Limited	IE	Zurich Holding Ireland Limited	100.00
Zurich Shared Services S.A.	CL	Inversiones Suizo Chilena S.A.	99.99
Zurich Shared Services S.A.	CL	Zurich Investments Chile S.A.	0.013
Zurich Sigorta A.S.	TR	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich South America Invest AB	SE	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Specialties London Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Structured Finance, Inc.	US	Centre Financial Services Holdings Limited	100.00
Zurich Technical and Consulting Services (Beijing) Co. Ltd.	CA	Zurich Insurance Holdings (Hong Kong) Limited	100.00
Zurich Training and Development Services Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Transitional Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Treasury Services Limited	IE	Zurich Financial Services EUB Holdings Limited	100.00
Zurich Trust Limited	JE	Zurich Financial Services (Isle of Man) Holdings Limited	100.00
Zurich Trustee Company (UK) Limited	GB	Allied Dunbar Assurance plc	100.00
Zurich Trustee Services Limited	IE	Zurich Life Assurance plc	100.00
Zurich UK General Employee Services Limited	GB	Zurich UK General Services Limited	100.00
Zurich UK General Services Limited	GB	Zurich Holdings (UK) Limited	100.00
Zurich Vermogensverwaltungs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	99.00
Zurich Versicherungs-Aktiengesellschaft	AT	Zurich Versicherungs-Gesellschaft AG	99.98
Zurich Versicherungs-Gesellschaft AG	CH	Zurich Financial Services AG	100.00
Zurich Vertriebs GmbH	DE	Zurich Beteiligungs-Aktiengesellschaft (Deutschland)	100.00
Zurich Vida e Previdencia S.A.	BR	Zurich Minas Brasil Seguros S.A,	100.00

Zurich Vida, Companía de Seguros y Reaseguros, S.A. - Socied	ES	Zurich Lebensversicherungs-Gesellschaft AG	100.00
Zurich Vida, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	100.00
Zurich Warranty Solutions, Inc.	US	American Zurich Insurance Company	100.00
Zurich Whiteley Investment Trust Limited	GB	Zurich Insurance plc	100.00
Zurich Whiteley Trust Limited	GB	Zurich Whiteley Investment Trust Limited	100.00
Zurich, Companía de Seguros, S.A.	MX	Zurich Versicherungs-Gesellschaft AG	99.88
Zuritel S.p.A.	IT	Zurich Insurance Company Ltd - Rappresentanza Generale per l	99.99
Zuritel S.p.A.	IT	Zurich Versicherungs-Gesellschaft AG	0.07
Farmers Insurance Exchange	US	See Note 2
Fire Insurance Exchange	US	See Note 5
Truck Insurance Exchange	US	See Note 8

Note 2: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc, dba Farmers Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 5: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Note 8: Truck Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Truck Underwriters Association, which is a subsidiary of Zurich Financial Services AG

Country Code Key

AN	Netherlands Antilles	DE	Germany	MU	Mauritius
AR	Argentina	ES	Spain	MX	Mexico
AT	Austria	FR	France	MY	Malaysia
AU	Australia	GB	United Kingdom	PT	Portugal
BH	Bahrain	HK	Hong Kong	RU	Russian Federation
BM	Bermuda	ID	Indonesia	SG	Singapore
BO	Bolivia	IE	Ireland	TC	Turks and Caicos
BR	Brazil	IM	Isle of Man	SZ	Swaziland
BS	Bahamas	IN	India	TH	Thailand
BW	Botswana	IT	Italy	TW	Taiwan
CA	Canada	JE	Channel Islands	US	United States
CH	Switzerland	JP	Japan	UY	Uruguay
CL	Chile	LB	Lebanon	VE	Venezuela
CN	China	LU	Luxembourg	ZA	South Africa
CY	Cyprus	MT	Malta

Organizations Affiliated with Farmers New World Life Insurance Company

Company	Domicile	Ownership	%
20th Century Insurance Services, Inc.	NV	21st Century Insurance Group	100.00
21st Century Casualty Company	CA	21st Century Insurance Group	100.00
21st Century Insurance and Financial Services, Inc.	DE	Farmers Insurance Exchange	80.00
21st Century Insurance and Financial Services, Inc.	DE	Fire Insurance Exchange	10.00
21st Century Insurance and Financial Services, Inc.	DE	Truck Insurance Exchange	10.00
21st Century Insurance Company	CA	21st Century Insurance Group	100.00
21st Century Insurance Company of the Southwest	TX	21st Century Insurance Group	100.00
21st Century Insurance Group	DE	Farmers Insurance Exchange	80.00
21st Century Insurance Group	DE	Fire Insurance Exchange	10.00
21st Century Insurance Group	DE	Truck Insurance Exchange	10.00
50th State Risk Management Services, Inc.	HI	Hawaii Insurance Consultants, Ltd.	100.00
21st Century Advantage Insurance Company	MN	21st Century North America Insurance Company	100.00
21st Century Auto Insurance Company of New Jersey	NJ	21st Century Centennial Insurance Company	100.00
21st Century Centennial Insurance Company	PA	Farmers Insurance Exchange	80.00

Company	Domicile	Ownership	%
21st Century Centennial Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Centennial Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Indemnity Insurance Company	PA	21st Century Premier Insurance Company	100.00
21st Century National Insurance Company, Inc.	NY	21st Century Security Insurance Company	100.00
21st Century Preferred Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century Premier Insurance Company	PA	21st Century Centennial Insurance Company	100.00
21st Century North America Insurance Company	NY	Farmers Insurance Exchange	80.00
21st Century North America Insurance Company	NY	Fire Insurance Exchange	10.00
21st Century North America Insurance Company	NY	Truck Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
21st Century Superior Insurance Company.	CA	21st Century North America Insurance Company	100.00
21st Century Assurance Company	DE	Farmers Insurance Exchange	80.00
21st Century Assurance Company	DE	Fire Insurance Exchange	10.00
21st Century Assurance Company	DE	Truck Insurance Exchange	10.00
21st Century Pinnacle Insurance Company	NJ	21st Century North America Insurance Company	100.00
21st Century Pacific Insurance Company	CO	Farmers Insurance Exchange	80.00
21st Century Pacific Insurance Company	CO	Fire Insurance Exchange	10.00
21st Century Pacific Insurance Company	CO	Truck Insurance Exchange	10.00
American Pacific Insurance Company, Inc.	HI	Farmers Insurance Hawaii, Inc.	100.00
APEX Adjustment Bureau, Inc.	FL	Bristol West Holdings, Inc.	100.00
Bayview Adjustment Bureau, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Casualty Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Holdings, Inc.	DE	Farmers Insurance Exchange	42.00
Bristol West Holdings, Inc.	DE	Fire Insurance Exchange	3.75
Bristol West Holdings, Inc.	DE	Mid-Century Insurance Company	47.50
Bristol West Holdings, Inc.	DE	Truck Insurance Exchange	6.75
Bristol West Insurance Company	OH	Coast National Insurance Company	100.00
Bristol West Insurance Services of California, Inc.	CA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Nevada, Inc.	NV	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Pennsylvania, Inc.	PA	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services of Texas, Inc.	TX	Bristol West Holdings, Inc.	100.00
Bristol West Insurance Services, Inc. of Florida	FL	Bristol West Holdings, Inc.	100.00
Bristol West Preferred Insurance Company	MI	Bristol West Holdings, Inc.	100.00
Civic Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Civic Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Coast National General Agency, Inc.	TX	Bristol West Holdings, Inc.	100.00
Coast National Holding Company	CA	Bristol West Holdings, Inc.	100.00
Coast National Insurance Company	CA	Coast National Holding Company	100.00
Exact Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Exact Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
Farmers Financial Solutions, LLC	NV	FFS Holding, LLC	100.00
Farmers Insurance Co. of Arizona	AZ	Farmers Insurance Exchange	70.00
Farmers Insurance Co. of Arizona	AZ	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Arizona	AZ	Fire Insurance Exchange	10.00
Farmers Insurance Co. of Idaho	ID	Farmers Insurance Exchange	80.05
Farmers Insurance Co. of Idaho	ID	Truck Insurance Exchange	13.30
Farmers Insurance Co. of Idaho	ID	Fire Insurance Exchange	6.65
Farmers Insurance Co. of Oregon	OR	Farmers Insurance Exchange	80.00
Farmers Insurance Co. of Oregon	OR	Truck Insurance Exchange	20.00
Farmers Insurance Co. of Washington	WA	Fire Insurance Exchange	80.00
Farmers Insurance Co. of Washington	WA	Truck Insurance Exchange	20.00
Farmers Insurance Co., Inc.	KS	Farmers Insurance Exchange	90.00
Farmers Insurance Co., Inc.	KS	Fire Insurance Exchange	10.00
Farmers Insurance Exchange	CA	See Note 1
Farmers Insurance Hawaii, Inc.	HI	Farmers Insurance Exchange	80.00
Farmers Insurance Hawaii, Inc.	HI	Fire Insurance Exchange	10.00

Company	Domicile	Ownership	%
Farmers Insurance Hawaii, Inc.	HI	Truck Insurance Exchange	10.00
Farmers Insurance of Columbus, Inc.	OH	Farmers Insurance Exchange	100.00
Farmers Life Insurance Company of New York	NY	Farmers New World Life Insurance Company	100.00
Farmers New Century Insurance Company	IL	Illinois Farmers Insurance Co.	100.00
Farmers Specialty Insurance Company	MI	Foremost Insurance Company, Grand Rapids, Michigan	100.00
Farmers Services Insurance Agency	CA	Truck Insurance Exchange	100.00
Farmers Texas County Mutual Insurance Company	TX	See Note 2
Farmers Value Added, Inc.	NV	Farmers Group, Inc.	100.00
FCOA, LLC	DE	Foremost Insurance Company Grand Rapids, MI	100.00
FFS Holding, LLC	NV	Mid Century Insurance Company	100.00
F.I.G. Holding Company	CA	Farmers Group, Inc.	100.00
FIG Leasing Company, Inc.	CA	Farmers Group, Inc.	100.00
Fire Insurance Exchange	CA	See Note 3
Fire Underwriters Association	CA	Farmers Group, Inc.	100.00
Foremost County Mutual Insurance Company	TX	See Note 4
Foremost Express Insurance Agency, Inc.	MI	FCOA, LLC	100.00
Foremost Financial Services Corporation	DE	FCOA, LLC	100.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Farmers Insurance Exchange	80.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Fire Insurance Exchange	10.00
Foremost Insurance Company Grand Rapids, Michigan	MI	Truck Insurance Exchange	10.00
Foremost Lloyds of Texas	TX	See Note 5
Foremost Property and Casualty Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
Foremost Signature Insurance Company	MI	Foremost Insurance Company Grand Rapids, Michigan	100.00
GP, LLC	DE	Bristol West Holdings, Inc.	100.00
Hawaii Insurance Consultants, Ltd.	HI	Farmers Insurance Exchange	80.00
Hawaii Insurance Consultants, Ltd.	HI	Fire Insurance Exchange	10.00
Hawaii Insurance Consultants, Ltd.	HI	Truck Insurance Exchange	10.00
Illinois Farmers Insurance Co.	IL	Farmers Insurance Exchange	100.00
Insurance Data Systems, G.P.	FL	GP, LLC	0.10
Insurance Data Systems, G.P.	FL	Bristol West Holdings, Inc.	99.90
Kraft Lake Insurance Agency	MI	FCOA, LLC	100.00
Leschi Life Assurance Company	SC	Farmers New World Life Insurance Company	100.00
MI Administrators, LLC	DE	FIG Leasing Company, Inc.	100.00
Mid Century Insurance Company	CA	Farmers Insurance Exchange	80.00
Mid Century Insurance Company	CA	Fire Insurance Exchange	12.50
Mid Century Insurance Company	CA	Truck Insurance Exchange	7.50
Mid Century Insurance Company of Texas	TX	Farmers Insurance Exchange	100.00
Neighborhood Spirit Property & Casualty Co.	CA	Fire Insurance Exchange	80.00
Neighborhood Spirit Property & Casualty Co.	CA	Truck Insurance Exchange	20.00
21st Century Security Insurance Company	PA	Farmers Insurance Exchange	80.00
21st Century Security Insurance Company	PA	Fire Insurance Exchange	10.00
21st Century Security Insurance Company	PA	Truck Insurance Exchange	10.00
Security National Insurance Company	FL	Bristol West Holdings, Inc.	75.00
Security National Insurance Company	FL	Insurance Data Systems, G.P.	25.00
Texas Farmers Insurance Co.	TX	Farmers Insurance Exchange	86.30
Texas Farmers Insurance Co.	TX	Mid Century Ins. Co.	13.70
Truck Insurance Exchange	CA	Interinsurance Exchange
Veyond Pacific Technology, Inc.	HI	Veyond Pacific Technology Solutions, LLC	100.00
Veyond Pacific Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	99.92
Veyond Pacific Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	0.08
Veyond Technology Solutions, LLC	HI	Farmers Insurance Hawaii, Inc.	92.50
Veyond Technology Solutions, LLC	HI	American Pacific Insurance Company, Inc.	7.50
Veyond Technology, Inc.	HI	Veyond Technology Solutions, LLC	100.00
Western Star Underwriters, Inc.	TX	FCOA, Inc.	100.00

Note 1: Farmers Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Farmers Group, Inc., dba Farmers Underwriters Association, which is a subsidiary of Zurich Insurance Group Ltd.

Note 2: Farmers Group, Inc., as attorney-in-fact for Farmers Insurance Exchange, provides management services to Farmers Texas County Mutual Insurance Company.

Note 3: Fire Insurance Exchange is a California “interinsurance exchange” owned by its policyholders. Its attorney-in-fact is Fire Underwriters Association, which is a subsidiary of Zurich Insurance Group, Ltd.

Note 4: Foremost County Mutual Insurance Company is a Texas County mutual insurance company managed by Foremost Insurance Company Grand Rapids, Michigan.

Note 5: Foremost Lloyds of Texas underwriters are officers and/or directors of Foremost Insurance Company Grand Rapids, Michigan.

Zurich Insurance Group conducts its primary insurance operations in the United States through two property/casualty groups, each operating INDEPENDENTLY with its own staff:

Zurich U.S. Insurance Group

Farmers Insurance Group

Item 29.	Indemnification

Under its By-Laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended July 15, 2010)

INDEMNIFICATION OF DIRECTORS, OFFICERS, AND EMPLOYEES

SECTION 58.            Indemnification. (a) Each person who acts as a Director, Officer or employee of the Corporation shall be indemnified by the Corporation for all sums which he or she becomes obligated to pay (including counsel fees, expenses and court costs actually and necessarily incurred by him or her) in connection with any action, suit or proceeding in which he or she is made a party by reason of his being, or having been a Director, Officer, or employee of the Corporation, except in relation to matters as to which he or she shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his or her duties as such Director, Officer or employee, and except any sum paid to the Corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his or her duties.

(b) The right of indemnification in this article provided shall inure to each Director, Officer and employee of the Corporation, whether or not he or she is such Director, Officer or employee at the time he or she shall become obligated to pay such sums, and whether or not the claim asserted against him or her is based on matters which predate the adoption of this article; and in the event of his or her death shall extend to his or her legal representatives. Each person who shall act as a Director, Officer or employee of the Corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any By-Law, agreement, vote of stockholders, or otherwise.

(c) The Board of Directors of the Corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board of Directors which is unaffected by self-interest and willing to act is not obtainable, the Board of Directors in its discretion may appoint from among the stockholders who are not Directors or Officers or employees of the Corporation, a committee of two (2) or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. Farmers Financial Solutions, LLC (“FFS”) is the principal underwriter for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A. Principal Funds Distributor, Inc., is the principal underwriter for the Accumulator VUL policy, which is also supported by the variable account.

(b) Management. The following information is furnished with respect to the officers and directors of FFS:

Name and Principal Business Address	Positions and Offices with FFS
Alan R. Gildemeister[2]	Co-Chairman of the Board of Directors
Dennis J. Lorch[3]	Co-Chairman of the Board of Directors
Frank A. Bonello[4]	Director
Joe D. Bryant[5]	Director
John C. Mueting[1]	President
Joseph Conversino[1]	Assistant Vice President
Steven K. Klein[1]	Vice President and Chief Compliance Officer
Steven A. Muramoto[1]	Treasurer and Chief Financial Officer
Doren E. Hohl[6]	Secretary
Adam G. Morris[6]	Assistant Secretary

[1]	The principal business address is 30801 Agoura Road, Bldg. 1, Agoura Hills California 91301.
[2]	The principal business address is 634 Pratt Avenue North, Schaumburg IL 60193.
[3]	The principal business address is 30965 Hwy 25, Advance MO 63730.
[4]	The principal business address is 6300 Loch Moor Drive, Edina MN 55439.
[5]	The principal business address is 1720 S. Broadway, Moore OK 73160.
[6]	The principal business address is 4680 Wilshire Blvd., Los Angeles CA 90010.

(c) Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
FFS	N/A	N/A	$ 10,014,614	$ 1,327,228

Prior to September, 2008, we have paid no commissions to FFS for sales of the Policies because sales of the Policies only began in September 2008. However, we have paid, and continue to pay, commissions to FFS for sales of other variable life insurance policies supported by the variable account.

Other Compensation. FFS’ sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

Item 31.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder (including Rule 38a-1) are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, LLC, Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 6 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 30th day of April, 2014.

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
(Registrant)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Simon Lodge

	Garrett B. Paddor		Simon Lodge
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

FARMERS NEW WORLD LIFE INSURANCE COMPANY
(Depositor)

Attest:	/s/ Garrett B. Paddor	By:	/s/ Simon Lodge

	Garrett B. Paddor		Simon Lodge
	Vice President, Corporate Secretary and General Counsel Farmers New World Life Insurance Company		Senior Vice President and Chief Financial Officer Farmers New World Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

*
Nicolas A. Burnet	Chairman of the Board of Directors

*
David J. Dietz	Director and President, Chief Executive Officer (Principal Executive Officer)

*
Jeffrey J. Dailey	Director

*
Kenneth L. Carroll	Director

*
Ira J. Kleinman	Director

*
Louis W. Pietroluongo	Director

*
Debra Broek	Director

/s/ Simon Lodge
Simon Lodge	Attorney-In-Fact

* Pursuant to Power of Attorney filed herewith.

EXHIBIT INDEX

Exhibit (e)(5)	Variable Universal Policy Application Supplement (Interstate Compact Version) April, 2014

Exhibit (e)(6)	Variable Universal Policy Application Supplement (AR, AZ, CA, IL, MT, SD) April, 2014

Exhibit (e)(7)	Variable Universal Policy Application Supplement (ND) April, 2014

Exhibit (j)(1)	Power of Attorney

Exhibit (k)(1)	Opinion of Garrett B. Paddor, Esquire

Exhibit (n)(1)	Consent of PricewaterhouseCoopers LLP